UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under §240.14a-12

KINIKSA PHARMACEUTICALS, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED
APRIL 10, 2024

[  ], 2024
Dear Shareholder:
You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Kiniksa Pharmaceuticals, Ltd., an exempted company limited by shares and incorporated under the laws of Bermuda (“Kiniksa Bermuda,” and, together with its subsidiaries, “Kiniksa”), to be held on [      ], 2024, at [  ]. Atlantic Time ([     ] Eastern Time). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Details of the business to be conducted at the Annual Meeting can be found in the attached Notice of Annual Meeting of Shareholders and the attached proxy statement.
You are also cordially invited to attend a Special Court-Ordered Meeting of Shareholders (the “Redomiciliation Meeting,” and, together with the Annual Meeting, the “Meetings”), which will be held on [      ], 2024 immediately following the conclusion of the Annual Meeting. The Redomiciliation Meeting will also be a completely virtual meeting which will be conducted via live webcast. Details of the business to be conducted at the Redomiciliation Meeting can be found in the attached Notice of Special Court-Ordered Meeting of Shareholders and the attached proxy statement. We are providing these materials to you in connection with a proposal to change the place of incorporation of Kiniksa Bermuda from Bermuda to the United Kingdom through the creation of a new holding company organized under the laws of England and Wales.
You will be able to attend the Meetings online. You will be able to ask questions during the meetings and confer with other shareholders in virtual breakrooms.
Whether or not you plan to attend the Meetings, it is important that your shares be represented and voted at the Meetings. If you are entitled to vote at either Meeting, you will have received a proxy card for each meeting. Accordingly, if you are entitled to vote at both of the Meetings, you will have received two proxy cards. I urge you to promptly vote and submit your proxies by phone, the Internet, or, if you received paper copies of our proxy materials and proxy cards, by signing, dating and mailing the proxy cards in the return envelope provided therewith. If you have received our Notice of Internet Availability of Proxy Materials in respect of the Annual Meeting and/or the Redomiciliation Meeting, the instructions regarding how you can vote are in the applicable notice. If you have received one or more proxy cards, then instructions regarding how you can vote are on the applicable proxy card. If you decide to attend the Annual Meeting or the Redomiciliation Meeting, you will be able to vote virtually by remote communication, even if you have previously submitted your proxies.
Thank you for your support.
Sincerely,
Sanj K. Patel
Chief Executive Officer and Chairman of the Board

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED
APRIL 10, 2024

Notice of Annual Meeting of Shareholders
To be held [      ], 2024

KINIKSA PHARMACEUTICALS, LTD.
CLARENDON HOUSE
2 CHURCH STREET
HAMILTON HM11, BERMUDA

This year’s Annual Meeting will be held on [      ], 2024, at [ ] Atlantic time ([    ] Eastern Time). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online. The Annual Meeting will be held for the following purposes:
➊
To elect Felix J. Baker, Ph.D., Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve on the Board of Directors until the 2027 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

➋
To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as our auditor until the close of our next Annual Meeting of Shareholders, to delegate to our Board of Directors, through our Audit Committee, the authority to set the auditor’s remuneration for such period, and to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

➌
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

➍
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Holders of record of our Class A common shares and Class B common shares as of the close of business on [      ], 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of these shareholders will be open to examination at least ten days prior to the Annual Meeting during normal business hours at our registered offices located at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.
Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares and submit your proxy via the toll-free telephone number or over the Internet, as described in the materials you received. If you received a paper copy of the proxy card in respect of the Annual Meeting by mail, you may sign, date and mail the proxy card in the return envelope provided therewith. Promptly voting your shares and submitting your proxy will help ensure the presence of a quorum at the Annual Meeting and save us the expense of further solicitation. Voting your shares and submitting your proxy now will not prevent you from voting your shares at the Annual Meeting.
By Order of the Board of Directors,
Madelyn Zeylikman
Secretary
Hamilton, Bermuda
[  ], 2024

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED
APRIL 10, 2024

Notice of Special Court-Ordered Meeting of Shareholders
In the Supreme Court of Bermuda
Civil Jurisdiction
(Commercial Court)
2024: No. [  ]

KINIKSA PHARMACEUTICALS, LTD.
CLARENDON HOUSE
2 CHURCH STREET
HAMILTON HM11, BERMUDA

IN THE MATTER OF KINIKSA PHARMACEUTICALS, LTD.
AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981
NOTICE OF SPECIAL COURT-ORDERED MEETING OF
SHAREHOLDERS TO BE HELD ON [  ], 2024
Notice is hereby given that, by an order dated [  ], 2024 (the “Order”), made in the above matter, the Supreme Court of Bermuda has directed a special general meeting of the shareholders of Kiniksa Bermuda to be held immediately following the conclusion of the Annual Meeting, which is scheduled to begin directly after the Annual Meeting on [      ], 2024. The special court-ordered meeting of the shareholders of Kiniksa Bermuda will be a completely virtual meeting, which will be conducted via live webcast, which you will be able to attend online. The special court-ordered meeting of the shareholders of Kiniksa Bermuda will be held for the following purposes:
➊
To approve the scheme of arrangement attached as Annex A to this proxy statement between Kiniksa Bermuda and its shareholders (the “Scheme of Arrangement”) (“Redomiciliation Meeting Proposal No. 1”).

➋
To approve a motion to adjourn the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Redomiciliation Meeting (“Redomiciliation Meeting Proposal No. 2”).

If the Scheme of Arrangement becomes effective, it will result in your holding of shares in a United Kingdom (“U.K.”) company rather than a Bermuda company, thereby effecting a change in the place of incorporation of Kiniksa Bermuda from Bermuda to the U.K. (the “Redomiciliation”).
The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Special Court-Ordered Meeting of Shareholders. The information contained in this proxy statement in respect of the Scheme of Arrangement and the Redomiciliation are intended to comply with the requirements of Section 100 of the Companies Act 1981 of Bermuda (as amended, the “Bermuda Companies Act”) and constitute an explanatory statement thereunder.
Holders of the Kiniksa Bermuda’s Class A common shares, Class A1 common shares, Class B common shares and Class B1 common shares as of the close of business on [  ], 2024 are entitled to notice of and to vote at the Redomiciliation Meeting, or any continuation, postponement, or adjournment of the Redomiciliation Meeting. A complete list of these shareholders will be open to examination at least ten days prior to the Redomiciliation Meeting during normal business hours at our registered offices located at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.
Whether or not you plan to attend the Redomiciliation Meeting, we urge you to vote your shares and submit your proxy via the toll-free telephone number or over the Internet, as described in the materials you received. If you received a paper copy of the proxy card in respect of the Redomiciliation Meeting by mail, you may sign, date and mail the proxy card in the return envelope provided therewith. Promptly voting your shares and submitting your proxy will help ensure the presence of a quorum at the Redomiciliation Meeting and save us the expense of further solicitation. Voting your shares and submitting your proxy now will not prevent you from voting your shares at the Redomiciliation Meeting.
The Redomiciliation Meeting is being held in accordance with an order of the Supreme Court of Bermuda issued on [  ], 2024. If shareholders approve the Scheme of Arrangement, Kiniksa Bermuda will apply to the Supreme Court of Bermuda to seek approval of the Scheme of Arrangement, which must be obtained for the Scheme of Arrangement to become effective. Kiniksa Bermuda expects the sanction hearing to be held at a time and date to be determined. Shareholders who wish to appear in person or by counsel at the sanction hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement may do so. Kiniksa Bermuda will not object to the participation in the sanction hearing by any shareholder.
By Order of the Board of Directors,
Madelyn Zeylikman
Secretary
Hamilton, Bermuda
[  ], 2024

Proxy Statement Summary	1
Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of Shareholders	4
Proposals	4
Recommendations of the Board	5
Information About this Proxy Statement	5
Questions and Answers about the Annual Meeting and the Redomiciliation Meeting	6
Questions and Answers about the Redomiciliation	13
Parties to the Redomiciliation	18
The Redomiciliation	18
Reasons for the Redomiciliation	20
Tax Considerations	21
Rights of Shareholders	21
Stock Exchange Listing	21
Court Sanction of the Scheme of Arrangement	22
Market Price and Dividend Information	22
No Appraisal Rights	22
Accounting Treatment of the Redomiciliation	22
Record Date and Quorum Requirements	22
Recommendation of the Board of Directors	23
Required Vote—Annual Meeting	23
Required Vote—Redomiciliation Meeting	24
Proxies	24
Risk Factors	25
Special Note Regarding Forward-Looking Statements	27
Annual Meeting Matters Laying of Financial Statements	29
Annual Meeting Proposals to be Voted On	30
Annual Meeting Proposal No. 1—Election of Directors	30
Annual Meeting Proposal No. 2—Appointment of Auditor, Delegation to our Board of Directors, through our Audit Committee, of the Authority to Set the Auditor’s Remuneration, and Ratification of the Appointment of Independent Registered Public Accounting Firm	34
Annual Meeting Proposal No. 3—Advisory Vote on Executive Compensation	35
Report of the Audit Committee of the Board of Directors	37
Independent Registered Public Accounting Firm Fees and Other Matters	38
Corporate Governance	39
General	39
Board Composition	39

Table of Contents continued

Table of Contents continued

Table of Contents continued

Annex A—Scheme of Arrangement
Annex B—Articles of Association of New Kiniksa
Annex C—Order of the Supreme Court of Bermuda
Annex D—Expected Timetable

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement and does not contain all of the important information that you should consider. As such, you should read the entire proxy statement carefully before voting.
Information about our 2024 Annual Meeting of Shareholders

Date and Time:	[ ], 2024 at [ ] Atlantic Time ([ ] Eastern Time)
Location:	Virtual meeting online at www.virtualshareholdermeeting.com/KNSA2024
Record Date:	[ ], 2024
Information about our Special Court-Ordered Meeting of Shareholders

Date and Time:	Immediately following the Annual Meeting [ ], 2024 at [ ] Atlantic Time ([ ] Eastern Time)
Location:	Virtual meeting online at www.virtualshareholdermeeting.com/KNSA2024
Record Date:	[ ], 2024
Purpose of the Annual Meeting

The proposals to be considered and acted upon at the Annual Meeting are described in more detail in this proxy statement and are as follows:
➊
To elect Felix J. Baker, Ph.D., Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve on the Board of Directors until the 2027 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

➋
To approve the appointment of PwC as our auditor until the close of our next Annual Meeting of Shareholders, to delegate our Board of Directors, through our Audit Committee, the authority to set the auditor’s remuneration for such period, and to ratify the appointment of PwC, as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

➌
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

➍
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Purpose of the Redomiciliation Meeting

The proposals to be considered and acted upon at the Redomiciliation Meeting are described in more detail in this proxy statement and are as follows:
➊
To approve the Scheme of Arrangement attached as Annex A to this proxy statement between Kiniksa Bermuda and its shareholders.

➋
To approve a motion to adjourn the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Redomiciliation Meeting.

If the Scheme of Arrangement becomes effective, it will result in the Redomiciliation pursuant to which (i) each holder of Kiniksa Bermuda Class A common shares, par value of $0.000273235 per share

Proxy Statement Summary

(the “Class A Shares”) issued and outstanding immediately before the Redomiciliation is effected will receive class A ordinary shares, nominal value of $0.000273235 in the capital of Kiniksa Pharmaceuticals International, plc (“New Kiniksa”), a public limited company organized under the laws of England and Wales and newly-created subsidiary of Kiniksa Bermuda (“Class A Ordinary Shares”), on a one-for-one basis in respect of such issued and outstanding Class A Shares; (ii) each holder of Kiniksa Bermuda Class A1 shares, par value $0.000273235 per share (the “Class A1 Shares”) issued and outstanding immediately before the Redomiciliation is effected will receive class A1 ordinary shares, nominal value of $0.000273235 in the capital of New Kiniksa (“Class A1 Ordinary Shares”), on a one-for-one basis in respect of such outstanding Class A1 Shares; (iii) each holder of Kiniksa Bermuda Class B shares, par value $0.000273235 per share (the “Class B Shares”) issued and outstanding immediately before the Redomiciliation is effected will receive class B ordinary shares, nominal value of $0.000273235 in the capital of New Kiniksa (“Class B Ordinary Shares”), on a one-for-one basis in respect of such issued and outstanding Class B Shares; and (iv) each holder of Kiniksa Bermuda Class B1 shares, par value $0.000273235 per share (the “Class B1 Shares;” together with the Class A Shares, the Class A1 Shares and the Class B Shares, the “Common Shares”) issued and outstanding immediately before the Redomiciliation is effected will receive class B1 ordinary shares, nominal value of $0.000273235 in the capital of New Kiniksa (“Class B1 Ordinary Shares;” together with the Class A Ordinary Shares, Class A1 Ordinary Shares and Class B Ordinary Shares, the “New Kiniksa Shares”) and, on a one-for-one basis in respect of such issued and outstanding Class B1 Shares; (v) Kiniksa Bermuda will issue one Class A Share to New Kiniksa (the “New Kiniksa Common Share”); (vi) all of the Common Shares in Kiniksa Bermuda save for the New Kiniksa Common Share will be cancelled; and (vii) Kiniksa Bermuda undertakes to transfer all of its right, title and interest in its assets and assign or novate (as the case may be) all of its liabilities (if any) to New Kiniksa. If the Scheme of Arrangement becomes effective, the shareholders of Kiniksa Bermuda will become shareholders of New Kiniksa and New Kiniksa will become the ultimate parent and holding company of Kiniksa.
Corporate Governance Highlights

We maintain corporate governance guidelines (the “Corporate Governance Guidelines”) that set forth a flexible framework with which the Board, assisted by its Committees, exercises its responsibilities. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time as appropriate and are subject to change. Listed below are some of our corporate governance practices designed to align with the needs of Kiniksa Bermuda for the benefit of our shareholders.

What We Do
✓
8 Independent Directors out of 9 Directors

✓
Separate Lead Independent Director and Chairman of the Board Roles

✓
100% Independent Board Committees

✓
Diversity of Background and Perspective on our Board, including Age, Gender, Race, Place of Residence and Experience

✓
Regular Executive Sessions of Independent Directors

✓
Risk Oversight by the Board and Board Committees

✓
Board and Committee Self-Evaluations

✓
Access to Executives, Other Employees and Advisors

Proxy Statement Summary

Executive Compensation Highlights

Our Compensation Committee, which reviews our compensation programs, practices and policies, is committed to effective compensation governance. Listed below are some of the executive compensation practices and policies designed to drive performance, mitigate against undue risk and to align the interests of our executives and other employees with those of our shareholders.

What We Do
✓
Provide a Mix of Fixed and Variable Compensation, with Emphasis on Variable Compensation

✓
Provide a Mix of Annual- and Long-Term Incentive Compensation, with Emphasis on Long-Term Incentive Compensation

✓
Engage Independent Compensation Consultants

✓
Design Compensation Programs to Have a Strong Link Between Performance Measures and Strategic Objectives

✓
Utilize Competitive Market Data and a Compensation Peer Group

✓
Maintain Policy Prohibiting Hedging and Pledging

What We Don’t Do
✕
No Excise Tax Gross-Ups in Existing Agreements

✕
No Pension or Executive Retirement Plans

✕
No Automatic Single Trigger Equity Acceleration on Change of Control

✕
No Repricing or Cash Buyouts of Underwater Options Without Shareholder Approval

✕
No Discount Share Options

✕
No Excessive Perquisites

Proxy Statement for Annual Meeting of Shareholders and
Special Court-Ordered Meeting of Shareholders

Kiniksa Pharmaceuticals, Ltd.
Clarendon House
2 Church Street
Hamilton HM11, Bermuda

This proxy statement is furnished in connection with the solicitation by the Board of Directors (“Board” or “Board of Directors”) of Kiniksa Bermuda, of proxies to be voted at the Annual Meeting to be held on [        ], 2024 at [    ] Atlantic Time ([      ]Eastern Time). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online.
Holders of record of our Class A Shares and Class B Shares (together, the “Annual Meeting Voting Shares”), as of the close of business on [        ], 2024 (the “Record Date;” and such shareholders, the “Annual Meeting Shareholders”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof.
Holders of record of our Common Shares, as of the close of business on the Record Date (such shareholders, the “Redomiciliation Meeting Shareholders”), will be entitled to notice of and to attend the Redomiciliation Meeting.
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), on or about [        ], 2024, we sent Notices of Internet Availability of Proxy Materials and provided access to our proxy materials over the Internet to the Annual Meeting Shareholders and the Redomiciliation Meeting Shareholders.
In this proxy statement, we sometimes refer to Kiniksa Bermuda before the Redomiciliation and New Kiniksa after the Redomiciliation, in each case, together with its consolidated subsidiaries, as “we,” “us,” “our,” or “Kiniksa.”
Our audited financial statements for the fiscal year ended December 31, 2023, as approved by our Board of Directors, together with the report of our independent registered public accounting firm and auditor with respect to those financial statements, will be laid before the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting and Redomiciliation Meeting to be held on [        ], 2024: The proxy materials are available at www.proxyvote.com.
Proposals

At the Annual Meeting, the Annual Meeting Shareholders will be asked:
➊
To elect Felix J. Baker, Ph.D., Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve on the Board of Directors until the 2027 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified (Annual Meeting Proposal No. 1);

➋
To approve the appointment of the PwC as independent auditors of Kiniksa Bermuda for the year ending December 31, 2024, and to authorize the Board of Directors to determine the auditors’ remuneration (Annual Meeting Proposal No. 2);

➌
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers (Annual Meeting Proposal No. 3); and

➍
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on Kiniksa Bermuda’s proxy card will vote your shares in accordance with their discretion.
At the Redomiciliation Meeting, the Redomiciliation Meeting Shareholders will be asked:
➊
To approve the Scheme of Arrangement (Redomiciliation Proposal No. 1); and

➋
To approve the adjournment of the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting (Redomiciliation Proposal No. 2).

Recommendations of the Board

At the Annual Meeting, the Board of Directors unanimously recommends that you vote your shares as indicated below.
➊
FOR the election of each of the nominees of the Board of Directors (Annual Meeting Proposal No. 1);

➋
FOR the approval of the appointment of PwC, a Registered Public Accounting Firm, as independent auditors of Kiniksa Bermuda for the year ending December 31, 2024, and to authorize the Board of Directors to determine the auditors’ remuneration (Annual Meeting Proposal No. 2); and

➌
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (Annual Meeting Proposal No. 3).

At the Redomiciliation Meeting, the Board of Directors unanimously recommends that you vote your shares as indicated below.
➊
FOR the Scheme of Arrangement (Redomiciliation Meeting Proposal No. 1); and

➋
FOR the adjournment of the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting (Redomiciliation Meeting Proposal No. 2).

Information About this Proxy Statement

Why you received this proxy statement. You are viewing or received this proxy statement and the other proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting and Redomiciliation Meeting, as applicable. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and Kiniksa’s Annual Report on Form 10-K (“Annual Report”) available to our shareholders electronically via the Internet. On or about [         ], 2024, we mailed notices of Internet Availability of Proxy Materials (each, an “Internet Notice”) to our Annual Meeting Shareholders and Redomiciliation Meeting Shareholders containing instructions on how to access this proxy statement and our Annual Report and on how to vote. If you receive an Internet Notice by mail, you will not receive a printed copy of our proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review this proxy statement and our Annual Report and how you can submit your proxies over the Internet. If you receive an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials in the Internet Notice.
Printed Copies of Our Proxy Materials. If you receive printed copies of our proxy materials, then instructions regarding how you can vote are on Kiniksa Bermuda’s proxy cards included in the materials.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Householding. SEC rules permit us to deliver a single Internet Notice or set of our proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. Bermuda law does not permit householding for delivery to our registered holders, however, we expect brokers, banks and other nominees to deliver only one Internet Notice or one set of our proxy materials to multiple shareholders who hold our shares in “street name” and who share an address, unless they receive instructions to the contrary from such shareholders prior to the mailing date. If you would prefer to receive separate copies of the Internet Notice or our proxy materials, please contact your broker, bank or nominee. We will also deliver promptly, upon written or oral request, a separate copy of the Internet Notice or our proxy materials, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or our proxy materials, contact your broker, bank or nominee or Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Questions and Answers about the Annual Meeting and the Redomiciliation Meeting

ARE TWO SEPARATE MEETINGS OF SHAREHOLDERS TAKING PLACE ON [   ], 2024?

Yes. Our Annual Meeting will take place on [        ], 2024, at [      ] Atlantic Time ([      ] Eastern Time) and will be held virtually. The Redomiciliation Meeting will begin immediately following the conclusion of the Annual Meeting and will also be held virtually.
WHY ARE YOU HAVING TWO SEPARATE MEETINGS?

Bermuda law requires a court-ordered meeting that is separate from the Annual Meeting to approve the Scheme of Arrangement attached as Annex A to this proxy statement between Kiniksa Bermuda and its shareholders.
WHAT AM I BEING ASKED TO VOTE ON?

The proposals to be considered and approved at the Annual Meeting are as follows:
➊
To elect Felix J. Baker, Ph.D., Tracey L. McCain and Kimberly J. Popovits as Class III Directors to serve on the Board of Directors until the 2027 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

➋
To approve the appointment of PwC as our auditor until the close of our next Annual Meeting of Shareholders, to delegate our Board of Directors, through our Audit Committee, the authority to set the auditor’s remuneration for such period, and to ratify the appointment of PwC, as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

➌
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

➍
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

The proposals to be considered and approved at the Redomiciliation Meeting are as follows:
➊
To approve the Scheme of Arrangement attached as Annex A to this proxy statement between Kiniksa Bermuda and its shareholders.

➋
To approve a motion to adjourn the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Redomiciliation Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only Annual Meeting Shareholders are entitled to vote at the Annual Meeting. Each issued and outstanding Class A Share is entitled to one vote and each issued and outstanding Class B Share is

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

entitled to ten votes on all matters brought before the Annual Meeting. At the close of business on the Record Date, there were [   ] Class A Shares and [   ] Class B Shares issued and outstanding and entitled to vote at the Annual Meeting. We also have two classes of non-voting Common Shares, Class A1 Shares and Class B1 Shares, which do not have the right to vote on any matters at the Annual Meeting.
WHO IS ENTITLED TO VOTE AT THE REDOMICILIATION MEETING?

Redomiciliation Meeting Shareholders are entitled to vote at the Redomiciliation Meeting. Each issued and outstanding Common Share held as of the Record Date (a “Redomiciliation Meeting Voting Share”) is entitled to one vote on all matters brought before the Redomiciliation Meeting. For the avoidance of doubt, each Class A Share, Class A1 Share, Class B Share and Class B1 Share is entitled to one vote on all matters brought before the Redomiciliation Meeting. At the close of business on the Record Date, there were [   ] Class A Shares, [   ] Class A1 Shares, [   ] Class B Shares and [   ] Class B1 Shares.
What is the difference between a “record holder,” a “beneficial owner”, and holding shares in “street name”?

Most shareholders hold their shares through a broker, trust, bank or other nominee rather than directly in their own names.
If, on the Record Date, your shares were registered directly in your name with Equiniti Trust Company LLC, Kiniksa Bermuda’s transfer agent for Class A Shares (the “Class A Transfer Agent”) or registered in the register of members maintained by Conyers Corporate Services (Bermuda) Limited, Kiniksa Bermuda’s resident representative in Bermuda, for Class A1 Shares, Class B Shares and Class B1 Shares (“Conyers”), then you are a shareholder of record. As a shareholder of record, you may vote in person at the applicable virtual Meeting(s) or vote by proxy. Whether or not you plan to attend the Meeting(s), we urge you to vote over the Internet, by telephone or by filling out and returning a proxy card to ensure your vote is counted.
If, on the Record Date, your shares were held in an account at a broker, trust, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meetings. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meetings. However, since you are not the shareholder of record, you may not vote your shares at the Meetings unless you request and obtain a valid legal proxy or power of attorney from your broker, trust, bank or other nominee.
For the purpose of the Meetings and this Proxy Statement, attendance “in person” means attending such Meeting virtually or electronically and does not require physical attendance.
WHO CAN ATTEND THE ANNUAL MEETING AND/OR THE REDOMICILIATION MEETING?

You may attend the Annual Meeting only if you are an Annual Meeting Shareholder or if you hold a valid proxy for the Annual Meeting. You may attend the Redomiciliation Meeting only if you are a Redomiciliation Meeting Shareholder, or if you hold a valid proxy for the Redomiciliation Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to access and attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KNSA2024 and entering the 16-digit control number included in your Internet Notice in respect of the Annual Meeting, on your proxy card or on the instructions that accompanied your proxy materials, in each case, in respect of the Annual Meeting. You will be able to access and attend the Redomiciliation Meeting by visiting www.virtualshareholdermeeting.com/KNSA2024 and entering the 16-digit control number included in your Internet Notice in respect of the Redomiciliation Meeting, on your proxy card or on the instructions that accompanied your proxy materials, in each case, in respect of the Redomiciliation Meeting.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

The Annual Meeting webcast will begin promptly at [   ] Atlantic Time ([   ]Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at [   ] Atlantic Time ([   ] Eastern Time), and you should allow ample time to log in to the meeting webcast and test your computer audio system. The Redomiciliation Meeting webcast will begin immediately after the conclusion of the Annual Meeting. We recommend that you carefully review the procedures needed to gain admission in advance.
WHAT IF I HAVE TECHNICAL DIFFICULTIES ACCESSING THE VIRTUAL MEETING WEBSITE?

If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.
AM I ENTITLED TO VOTE IF I AM A “BENEFICIAL OWNER” OF SHARES HELD IN “STREET NAME”?

If you are a “beneficial owner” of Annual Meeting Voting Shares or Redomiciliation Meeting Voting Shares held in “street name” by a bank, a broker or other nominee, our proxy materials are being provided to you by such nominee, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares, and such nominee is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting or Redomiciliation Meeting, you should contact your bank, broker or other nominee to obtain a legal proxy or power of attorney and voting instructions.
HOW DO I VOTE?

Shares Registered in Your Name. If you are a registered shareholder of Annual Meeting Voting Shares or Redomiciliation Meeting Voting Shares, we recommend that you vote by proxy in advance of the Annual Meeting and Redomiciliation Meeting, as applicable, even if you plan to attend such meetings. The Meetings will be completely virtual meetings, which will be conducted via live webcast. Follow the instructions on the enclosed proxy cards for each proposal to be considered at the Annual Meeting and the Redomiciliation Meeting. The proxy holders named on the proxy cards will vote your shares as you instruct. If you sign and return the proxy cards but do not vote on a proposal, the proxy holders will vote for you as described under “What if I did not specify how my shares are to be voted?” below.
You may vote by proxy in advance of the Annual Meeting or Redomiciliation Meeting by:
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Telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the applicable Internet Notice or proxy card.

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Internet—you can vote over the internet at www.proxyvote.com by following the instructions on the applicable Internet Notice or proxy card.

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Mail—You can vote by mail by signing, dating and mailing the applicable proxy card, which you may have received by mail.

Telephone and Internet voting facilities for holders of record of our Annual Meeting Voting Shares and Redomiciliation Meeting Voting Shares will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on [            ], 2024.
Shares held in “street name.” If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote your shares from such nominee. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through these nominees. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting or Redomiciliation Meeting, you should contact your bank, broker or other nominee to obtain a legal proxy or power of attorney and voting instructions.
The proxy holders for the shareholders are any of Sanj K. Patel and Madelyn Zeylikman.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

MAY I VOTE AT THE ANNUAL MEETING AND THE REDOMICILIATION MEETING?

Yes. Please see “Who can attend the Annual Meeting and/or the Redomiciliation Meeting?” and “Am I entitled to vote if I am a “Beneficial Owner” of shares held in “street name”?” for additional information.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

At the Annual Meeting, the Board of Directors unanimously recommends a vote
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FOR the election of each of the nominees of the Board of Directors (Annual Meeting Proposal No. 1);

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FOR the approval of the appointment of PwC, a Registered Public Accounting Firm, as independent auditors of Kiniksa Bermuda for the year ending December 31, 2024, and to authorize the Board of Directors to determine the auditors’ remuneration (Annual Meeting Proposal No. 2); and

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FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (Annual Meeting Proposal No. 3).

At the Redomiciliation Meeting, the Board of Directors unanimously recommends a vote
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FOR the Scheme of Arrangement (Redomiciliation Meeting Proposal No. 1); and

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FOR the adjournment of the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting (Redomiciliation Meeting Proposal No. 2).

MAY I REVOKE MY PROXY?

Shares Registered in Your Name. Yes, if you are a registered shareholder, you may revoke your proxy and change your vote by submitting a duly executed proxy bearing a later date, granting a subsequent proxy through the Internet or telephone, giving written notice of revocation to the Secretary of Kiniksa prior to the Annual Meeting or Redomiciliation Meeting or voting at such meeting.
Your most recent proxy card or telephone or Internet proxy for the applicable meeting is the one that will be counted. Your attendance at the Annual Meeting or the Redomiciliation Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote at such meeting.
Shares held in “street name.” Yes, if your shares are held in “street name,” you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee, or you may vote in person at the Annual Meeting or the Redomiciliation Meeting by obtaining a legal proxy or power of attorney from your bank, broker or other nominee and submitting the legal proxy or power of attorney along with your ballot.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING AND THE REDOMICILIATION MEETING?

A “quorum” must be present for the Annual Meeting and the Redomiciliation Meeting, as applicable, to be held.
Annual Meeting: The presence of two or more persons, in person or by proxy, representing the holders of a majority of the Annual Meeting Voting Shares issued and outstanding on the Record Date will constitute a quorum.
Redomiciliation Meeting: The presence at the Redomiciliation Meeting of two or more persons, in person or by proxy, representing the holders of a majority of the Redomiciliation Meeting Voting Shares issued and outstanding on the Record Date will constitute a quorum.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING OR THE REDOMICILIATION MEETING?

If within half an hour from the time appointed for the meeting a quorum is not present, then the meeting will be adjourned to the same day one week later, at the same time and place or to another

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

day, time or place as the Secretary of Kiniksa Bermuda determines. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each shareholder entitled to attend and vote at the Annual Meeting and/or the Redomiciliation Meeting, as applicable.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

A broker non-vote occurs when shares held in “street name” for a beneficial owner are not voted with respect to a particular proposal because the bank, broker or other nominee has not received voting instructions from you as the beneficial owner and lacks discretionary voting power to vote those shares.
Your shares may be voted if you hold them “beneficially,” even if you do not provide the bank, broker or nominee with voting instructions. Your bank, broker or nominee has the authority, under applicable regulatory requirements, to vote shares for which their customers do not provide voting instructions on certain “routine” matters. Broker non-votes count for purposes of determining whether a quorum is present for the Meetings, but will have no effect on the vote for the election of directors and approval of the compensation of our named executive officers or the Redomiciliation Meeting proposals.
Shares Registered in Your Name. If you are an Annual Meeting Shareholder or Redomiciliation Meeting Shareholder and you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Board recommendations are indicated under the heading “How does the Board of Directors recommend that I vote on the proposals?” above as well as with the description of each proposal in this proxy statement.
Annual Meeting: Shares Held in “street name.” Although the determination of whether a nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, we expect that (a) the approval of the appointment of PwC as our auditor until the close of our next Annual Meeting of Shareholders, the delegation to our Board, through our Audit Committee, of the authority to set the auditor’s remuneration for such period, and the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024, will be a routine matter, in which case the bank, broker or other nominee would vote your shares in its discretion and (b) the election of directors and the advisory vote on the compensation of our named executive officers will not be routine matters, in which case a broker non-vote would occur.
Redomiciliation Meeting: Shares Held in “street name.” Although the determination of whether a nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, we expect that the approval of the Scheme of Arrangement and the proposal to adjourn the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting will not be considered routine matters for which broker may vote unvoted shares.
HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals, represent a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors and abstentions have no effect on the other proposals. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
HOW ARE VOTES COUNTED?

Annual Meeting Voting Shares and Redomiciliation Meeting Voting Shares represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present. Broker non-votes count for purposes of determining whether a quorum is present, but will have no effect on the vote for the election of directors and approval of the compensation of our named executive officers. Because a bank, broker or other nominee has discretionary authority to vote on routine matters, we do not expect any broker non-votes in connection with any such proposals.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Abstentions and broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention. With respect to Annual Meeting Proposals No. 1 and No. 3, and Redomiciliation Proposals No. 1 and No. 2, abstentions and broker non-votes are not counted as votes in favor of or against any proposal or director nominee. With respect to Annual Meeting Proposal No. 2, abstentions are not counted as votes in favor of or against the proposal, and we do not expect broker non-votes on the proposal.
For additional information on the treatment of abstentions and broker non-votes, see the below section titled “—In summary, how many votes are required to approve each proposal and how will votes withheld and abstentions be treated?”
HOW MANY VOTES DO MY ANNUAL MEETING VOTING SHARES HAVE AT THE ANNUAL MEETING?

You are entitled to vote at the Annual Meeting only if you were a record holder of our Annual Meeting Voting Shares. Each issued and outstanding Class A Share is entitled to one (1) vote and each issued and outstanding Class B Share is entitled to ten (10) votes on all matters brought before the Annual Meeting. At the close of business on the Record Date, there were [   ] Class A Shares and [   ] Class B Shares issued and outstanding and entitled to vote at the Annual Meeting. We also have two classes of non-voting Common Shares, Class A1 Shares and Class B1 Shares, which do not have the right to vote on any matters at the Annual Meeting.
How many votes do my Redomiciliation Meeting Voting Shares have at the Redomiciliation Meeting?

You are entitled to vote at the Redomiciliation Meeting if you were a record holder of any Redomiciliation Meeting Voting Shares. Each Redomiciliation Meeting Shareholder, pursuant to the court order, is entitled to one (1) vote for each Redomiciliation Meeting Voting Share you hold in respect of each proposal to be voted on at the Redomiciliation Meeting.
In summary, how many votes are required to approve each proposal and how will votes withheld and abstentions be treated?

Annual Meeting Proposals

Proposal	Votes Required	Effect of Votes Withheld/ Abstentions and broker non-votes	Votes per Annual Meeting Voting Share
Proposal No. 1—Election of directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.	Each Class A Share will have one (1) vote per share and each Class B Share will have ten (10) votes per share. Class A1 Shares and Class B1 Shares may not be voted with respect to this proposal.
Proposal No. 2—Appointment of PwC as auditor, delegation of authority to set PwC’s remuneration, and ratification of appointment of independent registered public accounting firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.	Each Class A Share will have one (1) vote per share and each Class B Share will have ten (10) votes per share. Class A1 Shares and Class B1 Shares may not be voted with respect to this proposal.
Proposal No. 3—Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.	Each Class A Share will have one (1) vote per share and each Class B Share will have ten (10) votes per share. Class A1 and Class B1 Shares may not be voted with respect to this proposal.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Redomiciliation Meeting Proposals

Proposal	Votes Required	Effect of Votes Withheld/ Abstentions and broker non-votes	Votes per Redomiciliation Meeting Voting Share
Proposal No. 1—Scheme of Arrangement	The affirmative vote of a majority in number of the holders of Redomiciliation Meeting Voting Shares present and voting at the Redomiciliation Meeting, whether in person or by proxy, representing 75% or more in value of the Redomiciliation Meeting Voting Shares, whether in person or by proxy and voting together as a single class of shareholders.	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.	Each Redomiciliation Meeting Voting Share will have one (1) vote per share.
Proposal No. 2—Approval of a motion to adjourn the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Redomiciliation Meeting.	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.	Each Redomiciliation Meeting Voting Share will have one (1) vote per share.
Does any shareholder own a majority of Kiniksa Bermuda’s Annual Meeting Voting Shares or Redomiciliation Meeting Voting Shares?

No. As of February 23, 2024, our current executive officers, directors and entities affiliated with certain of our directors collectively own Annual Meeting Voting Shares representing approximately 38% of the voting power of the issued and outstanding Annual Meeting Voting Shares and collectively own Redomiciliation Meeting Voting Shares representing approximately 49% of the voting power of the issued and outstanding Redomiciliation Meeting Voting Shares, although they do not vote together as a group.
ARE THERE SEPARATE PROXY CARDS FOR THE ANNUAL MEETING AND THE REDOMICILIATION MEETING?

Yes. Included with this proxy statement are two proxy cards, one for the Annual Meeting (the “Annual Meeting Proxy Card”) and one for the Redomiciliation Meeting (the “Redomiciliation Meeting Proxy Card”).
WHAT DOES IT MEAN IF I RECEIVE MULTIPLE INTERNET NOTICES OR SETS OF PROXY MATERIALS?

You should receive one Internet Notice or set of proxy materials for each Meeting at which you are entitled to vote. If you receive more than one set of proxy materials per meeting, it means that you have multiple accounts with brokers or the Class A Transfer Agent and/or hold Common Shares eligible to be voted at both the Annual Meeting and the Redomiciliation Meeting. Please vote all of these shares. Kiniksa Bermuda encourages you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Class A Transfer Agent, as applicable. The Class A Transfer Agent may be reached at 6201 15th Avenue, Brooklyn, New York 11219; Telephone: 1-800-937-5449.
MAY SHAREHOLDERS ASK QUESTIONS?

Yes.
Annual Meeting. Representatives of Kiniksa Bermuda will answer questions of general interest of the Annual Meeting Shareholders following the formal agenda of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Redomiciliation Meeting. Representatives of Kiniksa Bermuda will answer questions of the Redomiciliation Meeting Shareholders relating to the Scheme of Arrangement. Shareholders will not have an opportunity to ask questions following the Redomiciliation Meeting.
WILL ANY OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING OR THE REDOMICILIATION MEETING?

As of the date of this proxy statement, Kiniksa Bermuda’s management knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Annual Meeting and call for a vote of shareholders, proxies properly submitted prior to the Annual Meeting will be voted in accordance with the judgment of the proxy holders. Matters other than those discussed in this proxy statement may not be presented for consideration at the Redomiciliation Meeting.
WHO IS MAKING AND PAYING FOR THIS PROXY SOLICITATION?

This proxy is solicited on behalf of the Board of Directors. Kiniksa Bermuda will pay the cost of distributing this proxy statement and related materials. Our officers may solicit proxies electronically or by mail or telephone. Upon request, we will reimburse banks, brokers, trustees, custodians or other nominees for reasonable expenses that they incur in forwarding proxy materials to beneficial owners of shares of the Common Shares. Kiniksa Bermuda may, if appropriate, retain an independent proxy solicitation firm to assist Kiniksa Bermuda in soliciting proxies. Kiniksa Bermuda’s officers and employees may participate in the solicitation of proxies without additional compensation.
Questions and Answers about the Redomiciliation

WHY DOES KINIKSA BERMUDA WANT TO MOVE ITS RESIDENCE FROM BERMUDA TO THE UNITED KINGDOM?

Kiniksa Bermuda was incorporated in Bermuda in 2015. At that time, Bermuda was chosen as a favorable jurisdiction due to its well-developed and understood legal system and favorable tax environment. Bermuda was selected over other jurisdictions affording similar attributes in part due to its proximity to the United States (the “U.S.”) and the U.S. public equity market’s comfort level with Bermuda companies. Kiniksa Bermuda was taken public in 2018 and our Class A Shares are now traded on the Nasdaq Global Select Market (the “Nasdaq”).
We have decided that Bermuda is no longer the most desirable jurisdiction for our principal holding company’s place of incorporation for several reasons, including because of global tax initiatives of the Organization for Economic Co-operation and Development (“OECD”) and recent tax law changes in Bermuda. Additionally, it is possible that there could be legislative and regulatory proposals in jurisdictions in which we operate that could be detrimental to companies that are domiciled in Bermuda.
We have reviewed a number of alternative jurisdictions with our Board of Directors and outside advisers, including the U.S., where our parent company has never been incorporated or tax resident. A move to the U.S. was rejected because it would likely significantly increase Kiniksa’s global effective tax rate, resulting in significant declines in future earnings, which would adversely impact our shareholders. We determined instead that moving the principal holding company of the group from Bermuda to a country with more expansive tax treaties globally would likely be in the best interests of our shareholders, employees, and other stakeholders in the longer-term, and we believe that moving the place of incorporation and tax residence of the group’s principal holding company to the U.K. in this manner is the best available option. The U.K. offers a stable long-term legal and regulatory environment for Kiniksa. In reaching this decision we considered the following additional factors:
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Kiniksa’s presence in the U.K. dates back to 2018 when Kiniksa Pharmaceuticals (UK), Ltd. was formed as a subsidiary of Kiniksa Bermuda. This U.K. operating company employs a number of our key employees, and we are comfortable doing business in the U.K.

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The U.K. possesses robust legal, accounting and financial industries, which we believe will be integral to our future success.

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The U.K., like Bermuda, is a common law jurisdiction, which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe the U.K.’s legal system to be more flexible, predictable and familiar to Kiniksa Bermuda than a civil law system.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
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The regulatory environment in the U.K. is broadly favorable for the biopharmaceutical industry.

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Changing the place of incorporation of the group’s principal holding company to the U.K. will provide a continuity of legal rights for our shareholders on substantially the same grounds as they enjoy in Bermuda.

We cannot assure you that the anticipated benefits of our proposed Redomiciliation from Bermuda to the U.K. will be realized. Despite the potential benefits described above, the Redomiciliation will expose you and us to some risks. These risks include the following:
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your rights as a shareholder will change because of differences between Bermuda law and English law and between the governing documents of Kiniksa Bermuda and New Kiniksa (for a description of these differences, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors”);

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the Redomiciliation will result in additional direct and indirect costs, even if it is not completed;

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we may choose to abandon or delay the Redomiciliation;

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increased shareholder voting requirements in the U.K. will reduce our flexibility relating to our ability to issue new shares; and

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the buy-back of New Kiniksa Shares, and any transfer of New Kiniksa Shares outside of DTC (as defined below), after the Redomiciliation may be subject to U.K. stamp taxes.

Please see the discussion under “Risk Factors.” Our Board of Directors has considered both the potential advantages of the Redomiciliation and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.
WILL THE REDOMICILIATION AFFECT KINIKSA’S CURRENT OR FUTURE OPERATIONS?

We believe that the Redomiciliation will have no material impact on how we conduct our day-to-day operations, which are primarily overseen by our U.S. and Swiss subsidiaries. The location of our future operations will depend on the needs of our business, independent of our legal domicile.
HOW WILL THE REDOMICILIATION AFFECT KINIKSA’S PRESENCE IN BERMUDA?

Following the completion of the Redomiciliation, the place of incorporation of Kiniksa’s principal holding company and its principal executive offices will be in the U.K. We expect to cease our presence in Bermuda following the Redomiciliation.
HOW WILL THE REDOMICILIATION AFFECT OUR PRESENCE IN THE U.S.?

There are no changes planned for our U.S. operations or workforce as a result of the Redomiciliation.
WHAT WILL BE KINIKSA’S CORPORATE PRESENCE IN THE U.K.?

Other than the U.K. being the place of incorporation and jurisdiction of tax residence for the group’s principal holding company and English law governing New Kiniksa, we do not currently have any changes planned for our current U.K. operations or workforce.
WILL THE REDOMICILIATION DILUTE MY ECONOMIC INTEREST IN KINIKSA?

No. Your relative economic ownership in Kiniksa will not change as a result of the Redomiciliation.
HOW WILL THE REDOMICILIATION AFFECT FINANCIAL REPORTING?

After the Redomiciliation, New Kiniksa will continue to prepare financial statements in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and report in U.S. dollars, and will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as it currently does. In addition, as required by English law, in connection with annual general meetings (as defined in Section 336(1) of the

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
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U.K. Companies Act 2006) of New Kiniksa, shareholders will receive audited consolidated annual financial statements prepared in accordance with International Financial Reporting Standards, which we refer to as the “U.K. Financial Statements,” in addition to the information shareholders already receive.
WILL THE REDOMICILIATION AFFECT KINIKSA’S ABILITY TO ACCESS THE CAPITAL MARKETS IN THE FUTURE?

We do not expect that the Redomiciliation will have any significant effect on our ability to access the capital markets. We expect to be able to access the capital markets as efficiently and on similar terms as we can today.
WHAT EFFECT WOULD THE FAILURE TO COMPLETE THE REDOMICILIATION HAVE ON KINIKSA?

We will incur certain legal, accounting, consulting and administrative costs whether or not the Redomiciliation is completed. Additionally, we will also not benefit from the significant time and effort spent by our management to effect the Redomiciliation should the Scheme of Arrangement not be approved by our shareholders. We will consider all possible alternatives in the event that the Redomiciliation is not completed. For more information, please see “Risk Factors.”
WHAT ARE THE MATERIAL TAX CONSEQUENCES OF THE REDOMICILIATION?

Please read the following questions and answers regarding some of the potential tax consequences of the Redomiciliation. Please refer to “Certain United States, United Kingdom and Bermuda Tax Considerations” beginning on page 77 for a description of the material U.S. federal income tax and U.K. tax consequences of the Redomiciliation to shareholders of Kiniksa Bermuda. The actual tax consequences of the Redomiciliation to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Redomiciliation to you.
IS THE REDOMICILIATION TAXABLE TO ME?

Under U.S. federal income tax law, holders of Common Shares should not recognize gain or loss in the Redomiciliation. Under English tax law, holders of Common Shares should not recognize gain or loss in the Redomiciliation. Please see “Certain United States, United Kingdom and Bermuda Tax Considerations.”
IS THE REDOMICILIATION A TAXABLE TRANSACTION FOR KINIKSA BERMUDA OR NEW KINIKSA?

The Redomiciliation is not expected to be a taxable transaction for Kiniksa Bermuda or New Kiniksa. Please see “Certain United States, United Kingdom and Bermuda Tax Considerations.”
WILL THE REDOMICILIATION AFFECT KINIKSA BERMUDA’S EFFECTIVE TAX RATE IN 2024—OR EXPECTATIONS FOR LATER YEARS?

Based on current law, the Redomiciliation is not anticipated to have any material impact on Kiniksa Bermuda’s effective tax rate.
Does it matter, for tax or other reasons, whether I hold my shares “beneficially” or “of record”?

Yes. In general, our shareholders hold their shares in one of two ways. Some shareholders are directly registered in their own names on Kiniksa Bermuda’s shareholder records, as maintained by the Class A Transfer Agent. In this proxy statement, we generally refer to these shareholders as holding their shares “directly,” “Shareholders of record,” “record holder” or “outside of DTC.” Other shareholders hold their shares through banks, brokers, trustees, custodians or other nominees, which in turn hold those shares through the Depository Trust Company (“DTC”). We generally refer to these shareholders as holding their shares “beneficially” or “through DTC,” and to these banks, brokers, trustees, custodians or other nominees as “brokers.”
For U.K. stamp tax purposes, you may be treated differently depending on whether you hold your shares inside or outside the DTC. Please see “Certain United States, United Kingdom and Bermuda

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
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Tax Considerations—U.K. Tax Considerations.” In addition, there are different procedures for voting and attending the meeting, depending on how you hold your shares. Please see “Who can attend the Annual Meeting and/or Redomiciliation Meeting” and “Am I entitled to vote if I am a “Beneficial Owner” of shares held in “street name”?”.
Will there be U.K. withholding tax on dividends on Kiniksa shares if and when Kiniksa decides to pay dividends?

No. The U.K. does not, under current law, impose withholding tax at source on payments of dividends.
Please see “Certain United States, United Kingdom and Bermuda Tax Considerations—U.K. Tax Considerations—U.K. Tax on Dividends” for a more detailed description of U.K. taxation on dividends.
Will there be U.K. income or corporation tax on dividends on Kiniksa shares if and when we decide to pay dividends?

Individual shareholders who are not resident (for tax purposes) or domiciled in the U.K. and who hold their Kiniksa shares as an investment and not in connection with any trade carried on by them (whether solely or in partnership) in the U.K. should not generally be subject to U.K. tax on dividends received from New Kiniksa.
Corporate shareholders that are not resident in and have no permanent establishment in the U.K. for tax purposes and hold their Kiniksa shares as an investment and not in connection with any trade carried on by them should not generally be subject to U.K. tax on dividends received from New Kiniksa.
Shareholders that are resident in the U.K. for U.K. tax purposes should seek their own advice.
Please see “Certain United States, United Kingdom and Bermuda Tax Considerations—U.K. Tax Considerations—U.K. Tax on Dividends—Income Tax and Corporation Tax” for a more detailed description of the U.K. income and corporation tax on dividends.
WILL THERE BE U.K. STAMP TAXES ON THE TRANSFER OF NEW KINIKSA SHARES?

Transfers of New Kiniksa Shares outside of DTC may be subject to U.K. stamp duty.
Please see “Certain United States, United Kingdom and Bermuda Tax Considerations—U.K. Tax Considerations—Stamp Taxes” for a more detailed description of U.K. stamp taxes.
Will the Redomiciliation have any impact on Kiniksa’s ability to pay dividends or buy back shares?

Under English law, dividends must be paid (and share buybacks must generally be funded) out of “distributable reserves,” which New Kiniksa will not have immediately following the Redomiciliation. Please see “Description of New Kiniksa Shares—Dividends” and “Description of New Kiniksa Shares—Share Buybacks and Redemptions.” If the Scheme of Arrangement is approved, the Redomiciliation will give rise to a merger reserve on the balance sheet of New Kiniksa in an amount equal to the amount by which the fair value of the New Kiniksa Shares exceeds the nominal value of the New Kiniksa Shares issued pursuant to the Scheme of Arrangement. Accordingly, if the Scheme of Arrangement is approved, New Kiniksa may resolve to capitalize the merger reserve account of New Kiniksa by way of an issue of a non-voting bonus share to Kiniksa Bermuda (as holder of the Existing Preference Shares). The non-voting bonus share will be issued with a nominal value equal to the merger reserve. The non-voting bonus share will have no voting rights and will not carry any entitlement to attend general meetings of New Kiniksa. It will carry only the right to participate in any return of capital to the extent of the amount paid up or credited as paid up on the non-voting bonus share but only after the holder of each New Kiniksa Share has received the amount paid up or credited as paid up on such New Kiniksa Share. Accordingly, the non-voting bonus share will, for all practical purposes, be valueless. Following consummation of the Redomiciliation, if at any point in the future New Kiniksa determines that it requires distributable reserves in order to permit us to pay dividends (and repurchase shares) New Kiniksa may, subject to shareholder approval, undertake a court approved procedure to cancel such share, thereby creating distributable reserves. The capitalization of the merger reserve is required because the courts of England and Wales only have statutory power to reduce capital, share premium

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

account and capital redemption reserve. Hence, in order to utilize the merger reserve, it is necessary to convert that reserve into share capital and thereafter to cancel it.
Although we are not aware of any reason why the English Companies Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the English Companies Court and there is no guarantee that such approval will be forthcoming.
Share buybacks following the Redomiciliation are expected to be subject to U.K. stamp duty at the current rate of 0.5% payable by New Kiniksa.
Will the Redomiciliation have any material impact on another company’s ability to acquire Kiniksa?

No, the Redomiciliation should not materially affect the ability of another company to acquire Kiniksa, although English law will impose different standards than Bermuda law imposes. Such an acquisition may be subject to U.K. stamp duty at the current rate of 0.5% of the consideration, payable by the buyer. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Approval of Business Combinations and Appraisal Rights,” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Other Anti-Takeover Measures.”
WHEN DO YOU EXPECT THE REDOMICILIATION TO BE COMPLETED?

We are working towards completing the Redomiciliation as quickly as possible and, assuming the Scheme of Arrangement is approved by the requisite shareholder vote and by the Supreme Court of Bermuda and the other conditions to the consummation of the Redomiciliation are satisfied (and we do not abandon the Redomiciliation), we expect to complete the Redomiciliation in the second half of 2024. Please see Annex D to this proxy statement for an expected timetable. However, the Redomiciliation may be abandoned or delayed by our Board of Directors at any time prior to the Scheme of Arrangement becoming effective, even though the Scheme of Arrangement may have been approved by our shareholders and sanctioned by the Supreme Court of Bermuda and all other conditions to the Redomiciliation have been satisfied. Please see “The Redomiciliation—Amendment, Termination or Delay.”
WHAT WILL I RECEIVE FOR MY COMMON SHARES?

You will receive (i) one Class A Ordinary Share of New Kiniksa for each Class A Share; (ii) one Class A1 Ordinary Share of New Kiniksa for each Class A1 Share; (iii) one Class B Ordinary Share of New Kiniksa for each Class B Share; and (iv) one Class B1 Ordinary Share of New Kiniksa for each Class B1 Share that you held immediately prior to the effectiveness of the Redomiciliation.
If the Scheme of Arrangement is approved, do I have to take any action to cancel my Common Shares and receive New Kiniksa Shares?

Assuming that the Redomiciliation becomes effective, if you hold your Common Shares in uncertificated book-entry form or through DTC at the Redomiciliation Time (as defined below), which we anticipate will be after the close of trading on Nasdaq on the day the Scheme of Arrangement becomes effective, and before the opening of trading on Nasdaq on the next trading day, your Common Shares will be cancelled and New Kiniksa Shares will be issued without any action on your part.
If you hold any Class A Shares directly in certificated form and the Redomiciliation becomes effective, soon after the Redomiciliation Time the Class A Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Common Share certificates and to apply for share certificates evidencing your ownership in New Kiniksa. The letter of transmittal will contain instructions explaining the procedure for surrendering Common Share certificates and applying for share certificates evidencing your ownership in New Kiniksa. You should not return share certificates with the enclosed proxy card for the Redomiciliation Meeting.
If you hold any Class A1 Shares, Class B1 Shares or Class B Shares in certificated or uncertificated form, your Class A1 Shares, Class B1 Shares or Class B Shares, as applicable, will be cancelled and

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

New Kiniksa Class A1 Ordinary Shares, Class B1 Ordinary Shares or Class B Ordinary Shares will be issued without any action on your part.
Any certificates in respect of any Common Shares will automatically be cancelled pursuant to the Scheme of Arrangement.
Can I trade Class A Shares between the date of this Proxy Statement and the effective time of the Redomiciliation?

Yes. We expect the Class A Shares will continue to trade during this period.
HOW WILL THE REDOMICILIATION AFFECT THE STOCK EXCHANGE LISTING OF KINIKSA SHARES?

We expect that, immediately following the Redomiciliation Time (as defined below), the Class A Ordinary Shares will be listed on Nasdaq under the symbol “KNSA,” the same symbol under which your shares are currently listed. We do not plan to list our shares on the London Stock Exchange.
Parties to the Redomiciliation

Kiniksa Bermuda. Kiniksa Bermuda is a commercial-stage biopharmaceutical company, which together with its wholly-owned subsidiaries, is focused on discovering, acquiring, developing and commercializing therapeutic medicines for patients suffering from debilitating diseases with significant unmet medical need. The principal executive offices of Kiniksa Bermuda are located at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.
New Kiniksa. New Kiniksa is a newly formed public limited company under the laws of England and Wales and is currently wholly owned by Kiniksa Bermuda. New Kiniksa has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Redomiciliation. As a result of the Redomiciliation, New Kiniksa will become the parent holding company of Kiniksa. The principal executive offices of New Kiniksa are located at c/o Kiniksa Pharmaceuticals (UK), Ltd., Third Floor, 23 Old Bond Street, London, W1S 4PZ, England, UK.
The Redomiciliation

The Redomiciliation will effectively change the place of incorporation of Kiniksa Bermuda from Bermuda to the U.K.
Redomiciliation. The Redomiciliation involves several steps. On April 9, 2024, Kiniksa Bermuda, the Bermuda company whose Common Shares you currently own, formed New Kiniksa, as a direct, wholly-owned subsidiary. On [   ], 2024, we petitioned the Supreme Court of Bermuda to order the calling of a meeting of holders of Class A Shares, Class A1 Shares, Class B Shares and Class B1 Shares to approve the Scheme of Arrangement. On [   ], 2024, the Supreme Court of Bermuda ordered us to seek your approval of the Scheme of Arrangement. We will hold the Redomiciliation Meeting to approve the Scheme of Arrangement on [   ], 2024. If we obtain the necessary shareholder approval, the Supreme Court of Bermuda will hold the Sanction Hearing to sanction the Scheme of Arrangement. Assuming we receive the necessary approvals from our shareholders and the Supreme Court of Bermuda and the conditions to consummation of the Redomiciliation are satisfied (and we do not abandon the Redomiciliation), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will be effective. Various steps of the Redomiciliation will occur effectively simultaneously at the time of the redomiciliation, which we anticipate will be after the close of trading on Nasdaq on the day the Scheme of Arrangement becomes effective, and before the opening of trading on Nasdaq on the next trading day (the “Redomiciliation Time”).
The following diagram shows the structure of Kiniksa Bermuda before the Redomiciliation and after the Redomiciliation. The diagram does not reflect any of the legal entities owned by Kiniksa Bermuda other than New Kiniksa. Following the Redomiciliation, we expect to dissolve Kiniksa Bermuda.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Before the Redomiciliation
Shareholders
Kiniksa Pharmaceuticals, Ltd.
(Bermuda)
Nasdaq: KNSA
Kiniksa Pharmaceuticals
International, plc
(U.K.)
After the Redomiciliation
Shareholders
Kiniksa Pharmaceuticals
International, plc
(U.K.)
Nasdaq: KNSA
Kiniksa Pharmaceuticals, Ltd.
(Bermuda)

At the Redomiciliation Time, the following steps will occur effectively simultaneously:
➊
New Kiniksa will issue New Kiniksa Shares on a one-for-one basis to the holders of Kiniksa Bermuda’s Common Shares;

➋
Kiniksa Bermuda will issue the New Kiniksa Common Share, being one (1) Class A Share to New Kiniksa (which will constitute all of Kiniksa Bermuda’s issued and outstanding shares following the Redomiciliation);

➌
all issued and outstanding Common Shares of Kiniksa Bermuda (other than the New Kiniksa Common Share) will be cancelled; and

➍
Kiniksa Bermuda undertakes to transfer all of its right, title and interest in its assets and assign or novate (as the case may be) its liabilities (if any) to New Kiniksa.

As a result of the Redomiciliation, the holders of Common Shares of Kiniksa Bermuda will become ordinary shareholders of New Kiniksa and Kiniksa Bermuda will become a wholly owned subsidiary of New Kiniksa.
In connection with consummation of the Redomiciliation, New Kiniksa will assume the sponsorship of, and all rights and obligations under, the 2015 Plan (as defined below), the 2018 Plan (as defined below), including the Sub-Plan for U.K. Employees, and the 2018 ESPP (as defined below) (collectively, the “KNSA Equity Incentive Plans”), including all awards outstanding under the KNSA Equity Incentive Plans, such that New Kiniksa Shares will be issued in lieu of Common Shares upon the exercise of any share options or the vesting and settlement of any awards under the KNSA Equity Incentive Plans. The KNSA Equity Incentive Plans, and the award agreements evidencing outstanding awards under the KNSA Equity Incentive Plans, will be amended in accordance with their respective terms to the extent necessary to reflect the Redomiciliation and New Kiniksa’s assumption of sponsorship and all rights and obligations under the KNSA Equity Incentive Plans.
As of [   ], 2024, there were [   ] Class A Shares, [   ] Class A1 Shares, [   ] Class B Shares and [   ] Class B1 Shares of Kiniksa Bermuda issued and outstanding. In addition, there were [   ] Class A Shares underlying grants outstanding under the KNSA Equity Incentive Plans and [   ] Class A Shares available for issuance pursuant to future grants under the KNSA Equity Incentive Plans.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

After the Redomiciliation, you will continue to own an interest in a parent company that will conduct the same business operations as conducted by Kiniksa Bermuda before the Redomiciliation. The number of shares you will own in New Kiniksa will be the same as the number of shares you owned in Kiniksa Bermuda immediately prior to the Redomiciliation, and your relative economic interest in Kiniksa will remain unchanged.
The completion of the Redomiciliation will change the governing law that applies to Kiniksa from Bermuda law to English law. There are differences between Bermuda law and English law and between Kiniksa Bermuda’s memorandum of association and Bye-laws on the one hand, and New Kiniksa’s articles of association as they will be in effect after the Redomiciliation, on the other hand. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of some of these differences.
Upon completion of the Redomiciliation, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of Nasdaq, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. In addition, as required by English law, in connection with annual general meetings of New Kiniksa, shareholders will receive U.K. Financial Statements in addition to the information shareholders already receive.
Reasons for the Redomiciliation

Kiniksa Bermuda was incorporated in Bermuda in 2015. At that time, Bermuda was chosen as a favorable jurisdiction due to its well-developed and understood legal system and favorable tax environment. Bermuda was selected over other jurisdictions affording similar attributes in part due to its proximity to the U.S. and the U.S. public equity market’s comfort level with Bermuda companies. Kiniksa Bermuda was taken public in 2018, and our Class A Shares are now traded on Nasdaq.
We have decided that Bermuda is no longer the most desirable jurisdiction for our principal holding company’s place of incorporation for several reasons, including because of global tax initiatives of the OECD and recent tax law changes in Bermuda. Additionally, it is possible that there could be legislative and regulatory proposals in jurisdictions in which we operate that could be detrimental to companies that are domiciled in Bermuda.
We have reviewed a number of alternative jurisdictions with our Board of Directors and outside advisers, including the U.S., where our parent company has never been incorporated or tax resident. A move to the U.S. was rejected because it would likely significantly increase Kiniksa’s global effective tax rate, resulting in significant declines in future earnings, which would adversely impact our shareholders. We determined instead that moving the principal holding company of the group from Bermuda to a country with more expansive tax treaties globally would likely be in the best interests of our shareholders, employees and other stakeholders in the longer-term, and we believe that moving the place of incorporation and tax residence of the group’s principal holding company to the U.K. in this manner is the best available option. The U.K. offers a stable long-term legal and regulatory environment for Kiniksa. In reaching this decision we considered the following additional factors:
•
Kiniksa’s presence in the U.K. dates back to 2018 when Kiniksa Pharmaceuticals (UK), Ltd. was formed as a subsidiary of Kiniksa Bermuda. This U.K. operating company employs a number of our key employees, and we are comfortable doing business in the U.K.

•
The U.K. possesses robust legal, accounting and financial industries, which will be integral to our future success.

•
The U.K., like Bermuda, is a common law jurisdiction, which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe the U.K.’s legal system to be more flexible, predictable and familiar to New Kiniksa than a civil law system.

•
The regulatory environment in the U.K. is broadly favorable for the biopharmaceutical industry.

•
Changing the place of incorporation of the group’s principal holding company to the U.K. will provide a continuity of legal rights for our shareholders on substantially the same grounds as they enjoy in Bermuda.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

cannot assure you that the anticipated benefits of the Redomiciliation from Bermuda to the U.K. will be realized. Despite the potential benefits described above, the Redomiciliation will expose you and us to some risks. These risks include the following:
•
your rights as a shareholder will change because of differences between Bermuda law and English law and between the governing documents of Kiniksa Bermuda and New Kiniksa (for a description of these differences, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors”);

•
the market for Class A Ordinary Shares may differ from the market for the Class A Shares;

•
no assurances can be provided with respect to our effective tax rate following the Redomiciliation;

•
the Redomiciliation will result in additional direct and indirect costs, even if it is not completed;

•
we may choose to abandon or delay the Redomiciliation;

•
increased shareholder voting requirements in the U.K. will reduce our flexibility relating to our ability to issue new shares; and

•
a future transfer of New Kiniksa Shares outside of DTC (as defined below), after the Redomiciliation may be subject to U.K. stamp taxes.

Please see the discussion under “Risk Factors.” Our Board of Directors has considered both the potential advantages of the Redomiciliation and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.
Tax Considerations

We have structured the Redomiciliation to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. Accordingly, it is expected that holders of Common Shares will generally not recognize any gain or loss for U.S. federal income tax purposes on the receipt of New Kiniksa Shares in connection with the cancellation of their Kiniksa Bermuda shares in the Redomiciliation. In addition, it is expected that neither Kiniksa Bermuda nor New Kiniksa will recognize gain or loss for U.S. federal income tax purposes as a result of the Redomiciliation.
The U.S. federal income tax consequences described above may not apply to all holders of Kiniksa Bermuda shares, including certain holders specifically referred to on page [      ]. Your tax consequences will depend on your own situation. You should consult your tax adviser to determine the particular tax consequences of the Redomiciliation to you.
Please refer to “Certain United States, United Kingdom and Bermuda Tax Considerations” for a description of the material U.S. federal income tax and U.K. tax consequences of the Redomiciliation to Kiniksa Bermuda shareholders.
Rights of Shareholders

Many of the principal attributes of Kiniksa Bermuda’s Common Shares and the New Kiniksa Shares will be similar. However, there are differences between your rights under English law and under Bermuda law. In addition, there are differences between Kiniksa Bermuda’s memorandum of association and Bye-laws and New Kiniksa’s articles of association as they will be in effect after the Redomiciliation. We discuss these differences in detail under “Description of New Kiniksa Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Copies of forms of New Kiniksa’s articles of association as they will be in effect after the Redomiciliation are attached to this proxy statement as Annex B.
Stock Exchange Listing

We expect that, immediately following the Redomiciliation Time, the New Kiniksa Class A Ordinary Shares will be listed on Nasdaq under the symbol “KNSA,” the same symbol under which your shares are currently listed. We do not plan to list our shares on the London Stock Exchange at the present time.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Court Sanction of the Scheme of Arrangement

We cannot complete the Redomiciliation without the sanction of the Scheme of Arrangement by the Supreme Court of Bermuda. Subject to the holders of the Redomiciliation Meeting Shareholders approving the Scheme of Arrangement, a hearing of the Supreme Court of Bermuda will be required to seek the sanction of the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Kiniksa Bermuda and New Kiniksa. Kiniksa Bermuda may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court of Bermuda may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Supreme Court of Bermuda will determine, among other things, whether the Scheme of Arrangement is fair to the holders of Common Shares.
Market Price and Dividend Information

Our Class A common shares are listed on the Nasdaq under the symbol “KNSA.” As of February 23, 2024, there were eight holders of record of our Class A Shares, three holders of record of our Class B Shares, two holders of record of our Class A1 Shares and two holders of record of our Class B1 Shares. The actual number of shareholders is greater than this number of record holders, and includes shareholders who are beneficial owners, but whose Common Shares are held in street name by brokers and other nominees. The number of holders of record also does not include shareholders whose Common Shares may be held in trust by other entities.
We have never declared or paid any cash dividends on our Common Shares. We intend to retain all of our future earnings, if any, to finance the operation and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Any future determination to declare and pay dividends to holders of our Common Shares will be made at the discretion of our board of directors, which may take into account several factors, including general economic conditions, our financial condition and results of operations, available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax and regulatory restrictions, the implications of the payment of dividends by us to our shareholders and any other factors that our board of directors may deem relevant. In addition, pursuant to the Bermuda Companies Act 1981, as amended, a company may not declare or pay dividends if there are reasonable grounds for believing that (1) the company is, or would after the payment be, unable to pay its liabilities as they become due or (2) that the realizable value of its assets would thereby be less than its liabilities. Under our amended and restated bye-laws, each of our Common Shares is entitled to dividends if, as and when dividends are declared by our board of directors, subject to any preferred dividend right of the holders of any preferred shares.
No Appraisal Rights

Under Bermuda law, the shareholders of Kiniksa Bermuda do not have any right to an appraisal of the value of their shares or payment for them in connection with the Redomiciliation.
Accounting Treatment of the Redomiciliation

Under U.S. GAAP, the Redomiciliation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Kiniksa Bermuda will be reflected at their historical carrying amounts in the accounts of New Kiniksa at the Redomiciliation Time.
Record Date and Quorum Requirements

RECORD DATE

Annual Meeting. Only holders of record of Class A Shares and Class B Shares on [            ], 2024, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Redomiciliation Meeting. Only holders of record of Common Shares on [            ], 2024, are entitled to notice of and to vote at the Redomiciliation Meeting or any adjournments or postponements thereof.
QUORUM

Annual Meeting. A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting of two (2) or more persons, by remote communication or by proxy, representing the holders of a majority in voting power of the Annual Meeting Voting Shares issued and outstanding and entitled to vote on the Record Date will constitute a quorum. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
Redomiciliation Meeting. A quorum must be present at the Redomiciliation Meeting for any business to be conducted. The presence at the Redomiciliation Meeting of two (2) or more persons, by remote communication or by proxy, representing the holders of a majority in voting power of the Redomiciliation Meeting Voting Shares issued and outstanding and entitled to vote on the Record Date will constitute a quorum. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum for each proposal at the Redomiciliation Meeting.
Recommendation of the Board of Directors

Annual Meeting. At the Annual Meeting, the Board of Directors unanimously recommends a vote:
➊
FOR the election of each of the nominees of the Board of Directors (Annual Proposal No. 1);

➋
FOR the approval of the appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of Kiniksa Bermuda for the year ending December 31, 2024, and authorization of the Board of Directors to determine the auditors’ remuneration (Annual Meeting Proposal No. 2); and

➌
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (Annual Meeting Proposal No. 3).

Redomiciliation Meeting. At the Redomiciliation Meeting, the Board of Directors unanimously recommends a vote:
➊
FOR the Scheme of Arrangement (Redomiciliation Meeting Proposal No. 1); and

➋
FOR the adjournment of the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting (Redomiciliation Meeting Proposal No. 2).

Required Vote—Annual Meeting

Annual Meeting Proposal No. 1: Election of Directors. This proposal regarding the election of directors requires the approval of a plurality of the votes of Annual Meeting Voting Shares cast at the Annual Meeting. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Annual Meeting Proposal No. 2: Appointment of Auditor, Delegation to our Board of Directors, through our Audit Committee, of the Authority to Set the Auditor’s Remuneration, and Ratification of the Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of the holders of a majority in voting power of the votes of Annual Meeting Voting Shares cast at the Annual Meeting. Abstentions are not considered to be votes cast, and, accordingly, will have no effect on out the outcome of the vote on this proposal. We do not expect any broker non-votes in connection with this proposal.
Annual Meeting Proposal No. 3: Advisory Vote on Executive Compensation. This proposal requires the affirmative vote of the holders of a majority in voting power of the votes of Annual Meeting

Proxy Statement for Annual Meeting of Shareholders and Special Court-Ordered Meeting of
Shareholders

Voting Shares cast at the Annual Meeting. Abstentions and broker non-votes are not considered to be votes cast, and, accordingly, will have no effect on the outcome of the vote on this proposal.
Required Vote—Redomiciliation Meeting

Redomiciliation Meeting Proposal No. 1: Scheme of Arrangement. This proposal requires the affirmative vote of a majority in number of the Redomiciliation Meeting Shareholders present and voting at the Redomiciliation Meeting, whether in person or by proxy, representing 75% or more in value of the Redomiciliation Meeting Voting Shares cast, whether in person or by proxy and voting together as a single class of shareholder. Abstentions and broker non-votes will have no effect. The number of Redomiciliation Meeting Shareholders will be determined in accordance with the order of the Supreme Court ordering the Redomiciliation Meeting.
Redomiciliation Meeting Proposal No. 2: Adjournment of Redomiciliation Meeting if there are insufficient proxies. This proposal requires the affirmative vote of a majority of the votes of the Redomiciliation Meeting Voting Shares cast, whether in person or by proxy and voting together as a single class of shareholder in order to be approved. Abstentions and broker non-votes will have no effect.
Proxies

General. Separate proxy cards for the Annual Meeting and the Redomiciliation Meeting are being provided to each Annual Meeting Shareholder and each Redomiciliation Meeting Shareholder as of the applicable record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy cards appropriately, executing it in the space provided, dating it and returning it to us. If you hold your shares beneficially in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker when voting your shares. If you have timely submitted a properly executed proxy card or properly appointed your proxy and provided your voting instructions on the Internet or by telephone, your shares will be voted as indicated.
Revocation. You may revoke your proxy for either meeting at any time prior to its exercise by:
•
signing another proxy card for the applicable meeting with a later date and returning it prior to the Annual Meeting and/or the Redomiciliation Meeting;

•
submitting a new proxy for the applicable meeting via the Internet or by telephone prior to the deadline listed in the applicable proxy card;

•
giving written notice to the Secretary of Kiniksa Bermuda prior to the Annual Meeting and/or the Redomiciliation Meeting; or

•
attending the Annual Meeting and the Redomiciliation Meeting and voting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Risk Factors

Before you decide how to vote on the Scheme of Arrangement, you should consider carefully the following risk factors, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report for the year ended December 31, 2023, as amended, and subsequent filings with the SEC.
Your rights as a shareholder will change because of the differences between Bermuda law and English law and between the governing documents of Kiniksa Bermuda and New Kiniksa.
Because of differences between English law and Bermuda law and differences between the governing documents of New Kiniksa and Kiniksa Bermuda, your rights as a shareholder will change if the Redomiciliation is completed. For a description of these differences, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors.”
The market for the Class A Ordinary Shares may differ from the market for the Class A Shares.
We intend to list the Class A Ordinary Shares on Nasdaq under the symbol “KNSA,” the same trading symbol under which Kiniksa Bermuda shares trade. We have no current plans to list any New Kiniksa Shares on any other securities exchange. The market price, trading volume or volatility of the Class A Ordinary Shares could be different from those of the Class A Shares.
No assurances can be provided with respect to our effective tax rate following the Redomiciliation.
Based on current law, the Redomiciliation is not anticipated to have any adverse material impact on Kiniksa Bermuda’s effective tax rate. We cannot give any assurance as to what our effective tax rate will be after the Redomiciliation, however, because of, among other things, uncertainty regarding the application of the tax laws and policies of the jurisdictions where we operate. Our actual effective tax rate may vary from this expectation, and that variance may be material. Our tax position (including our effective tax rate) could be adversely impacted by changes in tax rates, tax laws, tax practice, tax treaties or tax regulations or changes in the interpretation thereof by the tax authorities in Europe (including the U.K.), the U.S., and other jurisdictions, as well as being affected by certain changes proposed by the OECD and their action plan on Base Erosion and Profit Shifting (including the Pillar Two global minimum tax). A material increase in our effective tax rate could have an adverse effect on our business, financial condition and results of operations.
The Redomiciliation will result in additional direct and indirect costs, even if the Redomiciliation is not completed.
We have incurred and expect to incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses and financial printing expenses in connection with the Redomiciliation, even if the Scheme of Arrangement is not approved or completed. We also expect to incur costs and expenses, including professional fees, to comply with U.K. corporate and tax laws and financial reporting requirements if the Scheme of Arrangement is completed. The Redomiciliation has also required us to divert the attention of our management and employees from our daily operations as we prepare for the Redomiciliation Meeting. Such time and effort would not be recouped should the Redomiciliation not be approved.
In addition, the Redomiciliation will require significant additional time, effort and expense to carry out, if approved. We may incur these additional costs for some time, materially impacting our business, operating results and financial condition.
We may choose to abandon or delay the Redomiciliation.
We may abandon or delay the Redomiciliation at any time prior to the Scheme of Arrangement becoming effective by action of our Board of Directors, even after the Redomiciliation Meeting and the

Risk Factors

sanction of the Supreme Court of Bermuda. While we currently expect the Redomiciliation to take place as soon as practicable after obtaining shareholder approval of the Scheme of Arrangement at the Redomiciliation Meeting, our Board of Directors may delay the Redomiciliation for a significant time or may abandon the Redomiciliation after the Redomiciliation Meeting because, among other reasons, of an increase in the estimated costs of the Redomiciliation or a determination by the Board of Directors that the Redomiciliation is no longer in the best interests of our shareholders or may not result in the benefits we expect. Please see “The Redomiciliation—Amendment, Termination or Delay.”
As a result of increased shareholder voting requirements in the U.K. relative to Bermuda, we will have less flexibility with respect to our ability to issue new shares than we now have.
Under Bermuda law, our directors may issue, without shareholder approval, any authorized but unissued Common Shares. English law allows our shareholders to authorize the allotment of share capital which can be issued by our Board of Directors without shareholder approval, but this authorization must be renewed by the shareholders every five years and we cannot guarantee that this authorization will always be approved.
Additionally, subject to specified exceptions, including an opt-out included in New Kiniksa’s articles of association, English law grants statutory preemptive rights to existing shareholders to subscribe for new issuances of shares for cash. English law requires that this opt-out must be renewed by the shareholders at least every five years, and we cannot guarantee that the opt-out of preemptive rights will always be approved. A waiver of pre-emption rights under English law requires approval of the shareholders holding at least 75% of the voting rights in New Kiniksa. While we do not believe that the differences between Bermuda law and English law relating to our ability to issue new shares will have an adverse effect on Kiniksa Bermuda, we cannot assure you that situations will not arise where the flexibility we now have in Bermuda would have provided benefits to our shareholders. In the future, our plans may be impeded due to a lack of the flexibility that we currently enjoy in Bermuda, potentially materially affecting our business, financial condition and results of operations. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Capitalization,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Preemption Rights, Share Warrants and Share Options” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Distributions and Dividends; Repurchases and Redemptions”.
After the Redomiciliation, a future transfer of your New Kiniksa Shares outside of DTC may be subject to U.K. stamp duty.
Certain transfers of New Kiniksa Shares outside of DTC may be subject to U.K. stamp duty, which will increase the cost to the parties of any such transfers. Stamp duty is generally charged at 0.5% of the consideration for the transfer but in limited circumstances a 1.5% rate can apply.
Please see “Certain United States, United Kingdom and Bermuda Tax Considerations—U.K. Tax Considerations—Stamp Taxes” for a more detailed discussion of U.K. stamp duty.

Special Note Regarding Forward-Looking Statements

This proxy statement and the documents incorporated by reference herein contains forward-looking statements. All statements other than statements of historical facts contained in this proxy statement including statements regarding our commercial strategy; potential value drivers; potential indications; potential market opportunities and competitive position; ongoing, planned and potential clinical trials and other studies; timing and potential impact of clinical data; future results of operations and financial position; expected timeline for our cash, cash equivalents and short-term investments; product development; prospective products and product candidates; supply of drug products at acceptable cost and quality; collaborators, license and other strategic arrangements; the expected timeline for achievement of our clinical milestones; potential marketing authorization from the U.S. Food and Drug Administration or regulatory authorities in other jurisdictions; potential and ongoing coverage and reimbursement for our products and product candidates, if approved; clinical and commercial activities; research and development costs; timing of regulatory filings and feedback; timing and likelihood of success; and plans and objectives of management for future operations and funding requirements, are forward-looking statements.
These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.
In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. The forward-looking statements in this proxy statement are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this proxy statement and are subject to a number of risks, uncertainties and assumptions described under the section in this proxy statement entitled “Risk Factors” and elsewhere in this proxy statement. These forward-looking statements are subject to numerous risks and uncertainties, including, without limitation, the following:
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our ability to obtain approval of Kiniksa Bermuda’s shareholders and the Supreme Court of Bermuda for, and to satisfy the other conditions to, the Redomiciliation on the expected time frame or at all;

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our ability to realize the expected benefits from the Redomiciliation;

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the occurrence of difficulties in connection with the Redomiciliation;

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any unanticipated costs in connection with the Redomiciliation;

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competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products);

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our continued ability to commercialize ARCALYST®1 (rilonacept) and to develop and commercialize our current and future product candidates, if approved;

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incurring losses in the future, potentially requiring us to raise additional funds;

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our future capital needs and our need to raise additional funds;

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our ability to source sufficient quantities of our products and product candidates to meet patient and partner demand at acceptable cost and quality specifications;

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our ability to successfully complete the technology transfer of the manufacturing process for ARCALYST drug substance;

ARCALYST® is a registered trademark of Regeneron Pharmaceuticals, Inc.

Special Note Regarding Forward-Looking Statements

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the market acceptance of our products and product candidates;

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competitive and potentially competitive products and technologies;

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prescriber awareness and adoption of our products and product candidates, if approved;

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the size of the market for our products and product candidates, if approved;

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the decision of third party payors not to cover or maintain coverage of or to establish burdensome requirements prior to covering or maintaining coverage of ARCALYST or any of our current or future product candidates, if approved;

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the lengthy and expensive clinical development process with its uncertain outcomes and potential for clinical failure or delay;

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the decision by any applicable regulatory authority to permit clinical development of, to grant regulatory exclusivity for and to approve marketing and sale of our current and future product candidates;

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our ability to anticipate and prevent adverse events caused by our products and product candidates;

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our ability to improve our product candidates;

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our ability to identify, in-license, acquire, discover or develop additional product candidates;

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our ability to undertake and execute on business combinations, out-licensing activities, collaborations or other strategic transactions and our ability to realize value therefrom;

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our ability to avoid potential product liability claims;

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federal, state and foreign regulatory requirements applicable to our products and product candidates;

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our ability to obtain, maintain, protect and enforce our intellectual property rights related to our products and product candidates; and

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our ability to attract and retain skilled personnel.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not place undue reliance on our forward-looking statements. Except as required by applicable law, we do not assume and specifically disclaim any obligation to update any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.

Annual Meeting Matters Laying of Financial Statements

In accordance with Section 84 of the Companies Act 1981 of Bermuda, the audited consolidated financial statements of Kiniksa Bermuda for the year ended December 31, 2023, will be laid before the Annual Meeting. These statements have been approved by the Board of Directors. There is no requirement under Bermuda law that such statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.
The audited consolidated financial statements of Kiniksa Bermuda for the year ended December 31, 2023 have been provided to shareholders by inclusion in Kiniksa Bermuda’s Annual Report. Kiniksa Bermuda’s Annual Report is available with the other proxy materials at www.proxyvote.com.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 1—Election of Directors

At the Annual Meeting, three Class III Directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2027 (the “2027 Annual Meeting”) and until their respective successors are elected and qualified or until their earlier death, resignation or removal in accordance with the Bye-laws of Kiniksa Bermuda.
We currently have nine directors on our Board of Directors, including three Class I Directors consisting of Sanj K. Patel, Thomas R. Malley, and Richard S. Levy; three Class II Directors consisting of Stephen R. Biggar, G. Bradley Cole, and Barry D. Quart; and three Class III Directors consisting of Felix J. Baker, Tracey L. McCain, and Kimberly J. Popovits.
Our Board has nominated three director candidates for election as Class III Directors at the Annual Meeting:
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Felix J. Baker;

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Tracey L. McCain; and

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Kimberly J. Popovits

Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
There are no family relationships among any of our executive officers or directors.
All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors, or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the Class III Director nominees listed immediately below.
NOMINEES FOR CLASS III DIRECTORS (TERMS EXPIRE AT THE 2027 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class III Directors, who are also current members of the Board, are as follows:
Name	Age	Served as a Director Since	Position(s) with Kiniksa
Felix J. Baker, Ph.D.	55	2015	Lead Independent Director
Tracey L. McCain	56	2018	Director
Kimberly J. Popovits	65	2018	Director

Annual Meeting Proposal No. 1—Election of Directors

The principal occupations and business experience, for at least the past five years of each Class III Director are as follows:
Felix J. Baker, Ph.D.	Age 55
Felix J. Baker, Ph.D., has served as our Lead Independent Director (as defined below) and on our Board of Directors since October 2015. Dr. Baker is a Managing Member of Baker Bros. Advisors LP (“Baker Bros. Advisors”), a biotechnology-focused investment adviser to find partnerships whose investors are primarily endowments and foundations, which Dr. Baker founded, together with his brother Julian Baker, in 2000. Dr. Baker holds a B.S. and a Ph.D. in Immunology from Stanford University, where he also completed two years of medical school. He serves on the boards of Kodiak Sciences, Inc., IGM Biosciences, Inc. and N-Power Medicine. We believe Dr. Baker is qualified to serve on our Board of Directors due to his extensive experience in the biotechnology industry and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
Tracey L. McCain	Age 56
Tracey L. McCain has served as a member of our Board of Directors since February 2018. Since September 2016, Ms. McCain has served as Executive Vice President and Chief Legal and Compliance Officer of Blueprint Medicine Corporation, a biotechnology company (“Blueprint”). Prior to Blueprint, from January 2016 to September 2016, Ms. McCain was Senior Vice President and Head of Legal for Sanofi Genzyme, a global business unit of Sanofi S.A. (“Sanofi”). From May 1997 to September 2016, Ms. McCain held various roles at Genzyme Corporation (“Genzyme”), including as General Counsel following Genzyme’s acquisition by Sanofi in 2011. Ms. McCain currently serves on the board of directors of ImmunoGen, Inc., a biotechnology company focusing on oncology treatments, and on the board of the Dana Farber Cancer Institute, a non-profit. Ms. McCain holds a J.D. from Columbia University School of Law and a B.A. from the University of Pennsylvania. We believe Ms. McCain is qualified to serve on our Board of Directors due to her experience working with numerous biotechnology and pharmaceutical companies and her significant legal expertise.
Kimberly J. Popovits	Age 65
Kimberly J. Popovits has served as a member of our Board of Directors since February 2018. Ms. Popovits served as Genomic Health’s Chairman of the Board from 2012 through 2019, and Chief Executive Officer and President from 2009 through 2019. She was President and Chief Operating Officer upon joining the company in 2002. Prior to leading Genomic Health, Ms. Popovits served as Senior Vice President, Marketing and Sales at Genentech, Inc. (“Genentech”). During her 15 years at Genentech, Ms. Popovits led the successful commercialization of 14 new therapies, including Herceptin. Ms. Popovits currently serves on the board of directors of 10x Genomics, Inc. and previously served on the boards of directors of MyoKardia, Inc. and ZS Pharma, Inc. She also serves on the boards of directors of the Coalition for 21st Century Medicine, the Personalized Medicine Coalition, Talis Biomedical Corporation, Wamberg Genomic Advisors, and Genomic Life, Inc. She also serves as an Executive Advisor to Blackstone Life Sciences and is an Advisor to the Healthcare Businesswomen’s Association. Ms. Popovits holds a B.A. in Business from Michigan State University. We believe Ms. Popovits is qualified to serve on our Board of Directors due to her experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
CURRENT CLASS I DIRECTORS (TERMS EXPIRE AT THE 2025 ANNUAL MEETING OF SHAREHOLDERS)

Current members of the Board of Directors who are Class I Directors are as follows:
Name	Age	Served as a Director Since	Position(s) with Kiniksa
Sanj K. Patel	54	2015	Chief Executive Officer and Chairman of the Board
Thomas R. Malley	55	2016	Director
Richard S. Levy, M.D.	66	2019	Director

Annual Meeting Proposal No. 1—Election of Directors

The principal occupations and business experience, for at least the past five years of each Class I Director are as follows:
Sanj K. Patel	Age 54
Sanj K. Patel has served as our Chief Executive Officer and Chairman of our Board of Directors since our formation in July 2015. In June 2008, Mr. Patel formed Synageva BioPharma Corp., a biotechnology company focused on rare diseases (“Synageva”), where he served as President and Chief Executive Officer and was a member of its board of directors until Synageva’s sale to Alexion Pharmaceuticals, Inc. (“Alexion”) in June 2015. Prior to Synageva, Mr. Patel held various roles at Genzyme, from 1999 to 2008, including as head of U.S. Sales, Marketing and Commercial Operations for the Genzyme Therapeutics franchise. Mr. Patel previously served as a member of the boards of directors of Syros Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., and Intercept Pharmaceuticals, Inc. He is also the founder and director of the Sanj & Kristin Patel Family Foundation, a philanthropic organization that supports charities for patients with rare and devastating diseases. Mr. Patel holds a B.Sc. with Honors from the University of the South Bank, London and completed his management and business studies at Ealing College, London and his Pharmacology research program at the Wellcome Foundation. We believe that Mr. Patel is qualified to serve on our Board of Directors due to his extensive business, sales and product development experience in the biotechnology industry.
Thomas R. Malley	Age 55
Thomas R. Malley has served as a member of our Board of Directors since December 2016. Since May 2007, Mr. Malley has served as the President of Mossrock Capital, LLC, a private investment firm. From 1991 to 2007, Mr. Malley held several positions at Janus Capital Group, including serving as the Portfolio Manager leading the Janus Global Life Sciences Fund. Mr. Malley serves on the boards of directors of BeiGene, Ltd. and Kura Oncology, Inc., and previously served on the boards of directors of OvaScience, Inc., Cougar Biotechnology, Inc., Puma Biotechnology, Inc. and Synageva. Mr. Malley holds a B.S. degree in Biology from Stanford University. Mr. Malley is also a Chartered Financial Analyst. We believe Mr. Malley is qualified to serve on our Board of Directors due to his substantial capital markets expertise and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
Richard S. Levy, M.D.	Age 66
Richard S. Levy, M.D. has served on our Board of Directors since March 2019. Dr. Levy served as a Senior Advisor at Baker Bros. Advisors from December 2016 to May 2019. Prior to that, Dr. Levy served as Executive Vice President and Chief Drug Development Officer at lncyte Corporation, a biopharmaceutical company, from January 2009 until June 2016, and as Senior Vice President of Drug Development from August 2003 to January 2009. Dr. Levy currently serves on the boards of directors of Madrigal Pharmaceuticals, Inc., Protara Therapeutics, Inc. (f/k/a ArTara Therapeutics, Inc.) and Kodiak Sciences, and previously served on the board of directors of Constellation Pharmaceuticals, Inc. and Aquinox Pharmaceuticals, Inc. Dr. Levy is Board Certified in Internal Medicine and Gastroenterology and holds an A.B. in Biology from Brown University and an M.D. from the University of Pennsylvania School of Medicine, and completed his training in Internal Medicine at the Hospital of the University of Pennsylvania and a fellowship in Gastroenterology and Hepatology at UCLA. We believe Dr. Levy is qualified to serve on our Board of Directors due to his experience in the biotechnology industry, his medical and scientific training and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
CURRENT CLASS II DIRECTORS (TERMS EXPIRE AT THE 2026 ANNUAL MEETING OF SHAREHOLDERS)

Current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Position(s) with Kiniksa
Stephen R. Biggar, M.D., Ph.D.	53	2015	Director
G. Bradley Cole	68	2020	Director
Barry D. Quart, Pharm. D.	67	2015	Director

Annual Meeting Proposal No. 1—Election of Directors

The principal occupations and the business experience, for at least the past five years of each Class II Director are as follows:
Stephen R. Biggar, M.D.	Age 53
Stephen R. Biggar, M.D. has served as a member of our Board of Directors since October 2015. Dr. Biggar is a Partner at Baker Bros. Advisors, a registered investment advisor focused on long-term investments in life-sciences companies. Dr. Biggar joined Baker Bros. Advisors in 2000. Dr. Biggar has served on the board of directors of Acadia Pharmaceuticals Inc. since 2013, where he has served as chairman since 2016 and also serves on its compensation and nominating and corporate governance committees. Dr. Biggar has also served on the board of directors of TScan Therapeutics, Inc. since 2021, where he also serves on its compensation and nominating and corporate governance committees. Dr. Biggar received an M.D. and a Ph.D. in Immunology from Stanford University and received a B.S. in Genetics from the University of Rochester. We believe Dr. Biggar is qualified to serve on our Board of Directors due to his experience in the biotechnology industry, his medical and scientific training and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
G. Bradley Cole	Age 68
G. Bradley Cole has served as a member of our Board of Directors since July 2020. He has served as the Chief Financial Officer of Genomic Life, Inc. since February 2022. Previously, he served as Executive Advisor of Exact Sciences Corporation (“Exact Sciences”), from April 2020 to September 2020, and from November 2019 until April 2020 he served as its GM, Precision Oncology. Prior to that, Mr. Cole served as Chief Financial Officer of Genomic Health, Inc. (“Genomic Health”), a molecular diagnostics company, from July 2014 to November 2019 and from July 2004 to January 2011, and as Chief Operating Officer of Genomic Health from January 2009 until March 2018, when it was acquired by Exact Sciences. Mr. Cole served as Secretary of Genomic Health from February 2005 until July 2012. From December 1997 to May 2004, he served in various roles at Guidant Corporation, a medical device company, including as Vice President, Finance and Business Development for the Endovascular Solutions Group. From January 2001 until May 2004 he served as Vice President, Finance and Chief Financial Officer of Endovascular Technologies, Inc., a medical device company that was acquired by Guidant Corporation. Previously, Mr. Cole served as Vice President, Finance and Chief Financial Officer of Applied Biosystems Incorporated, a life sciences systems company. Mr. Cole currently serves on the board of directors of Castle Biosciences, a skin cancer diagnostics company. He also serves on the Genomic Life, Inc. board of directors and as Vice Chairman of the Board of Trustees of Biola University. Mr. Cole holds a B.S. in Business from Biola University and an M.B.A. from San Jose State University. We believe Mr. Cole is qualified to serve on our Board of Directors due to his extensive management and operational experience in the life sciences industry and his experience working with and serving on the boards of directors of life science companies.
Barry D. Quart, Pharm. D.	Age 67
Barry D. Quart, Pharm. D., has served as a member of our Board of Directors since October 2015. From 2013 to 2023, Dr. Quart served as the Chief Executive Officer and a member of the board of directors of Heron Therapeutics, Inc., a biotechnology company. In 2006, Dr. Quart co-founded Ardea Biosciences, Inc., a biotechnology company, and served as its President and Chief Executive Officer, and on its board of directors, from its inception through May 2013, when it was acquired by AstraZeneca plc. At Ardea, Dr. Quart invented and oversaw the development of a drug for gout (ZURAMPIC®). Ardea also designed and developed a series of MEK inhibitors for cancer that were licensed to Bayer AG. Previously, he was with Pfizer Inc. as Senior Vice President of Pfizer Global Research and Development, and the director of Pfizer’s La Jolla Laboratories. Prior to Pfizer’s acquisition of the Warner-Lambert Company, Dr. Quart was President of Research and Development at Agouron Pharmaceuticals, Inc., a division of Warner-Lambert Company. Dr. Quart previously served on the board of directors of Synageva. Dr. Quart holds a Pharm.D. degree from the University of California, San Francisco. We believe Dr. Quart is qualified to serve on our Board of Directors due to his extensive management experience in the biotechnology industry and his experience developing pharmaceutical products.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 2—Appointment of Auditor, Delegation to our Board of Directors, through our Audit Committee, of the Authority to Set the Auditor’s Remuneration, and Ratification of the Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has selected PricewaterhouseCoopers LLP as our auditor and appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm. Under Bermuda law, our shareholders have the right to appoint our auditor and set our auditor’s remuneration. In addition, our Board of Directors determined that the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 be submitted to our shareholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required, we value the opinions of our shareholders and believe that shareholder ratification of this appointment is a good corporate governance practice.
Accordingly, our Board is submitting the following for approval at the Annual Meeting:
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the appointment of PwC as our auditor for statutory purposes under the Bermuda Companies Act, as amended, until the close of our next Annual Meeting of Shareholders;

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the delegation to our Board of Directors, through our Audit Committee, of the authority to set the auditor’s remuneration for such period; and

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the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PricewaterhouseCoopers LLP also served as our auditor and independent registered public accounting firm for the fiscal year ended December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to be available at the Annual Meeting and, accordingly, will have an opportunity to make a statement or be available to respond to appropriate questions from shareholders.
If the shareholders do not approve the appointment of PricewaterhouseCoopers LLP as our auditor and the delegation to our Board of Directors, through our Audit Committee, of the authority to set the auditor’s remuneration, our Audit Committee will consider the appointment of another auditor and that auditor’s remuneration, which will require the approval of our shareholders.
VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the appointment of PricewaterhouseCoopers LLP as our Auditor until the close of our next Annual Meeting of Shareholders, the delegation to our Board of Directors, through our Audit Committee, of the authority to set the Auditor’s remuneration for such period, and the ratification of the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

ANNUAL MEETING PROPOSALS TO BE VOTED ON
Annual Meeting Proposal No. 3—Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables shareholders to cast a non-binding advisory vote on the compensation of our named executive officers as described in this proxy statement pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. This advisory vote is commonly referred to as a “Say-on-Pay vote” and is required by Section 14A of the Exchange Act (as defined below).
As described in the section of this proxy statement entitled “Executive Compensation,” we have developed a compensation program that is designed to attract and retain executive officers responsible for our success and motivate senior management to enhance long-term shareholder value. The executive compensation program is designed to reward short-term and long-term performance and to align the financial interests of our executive officers with the interests of our shareholders. The primary elements of our executive compensation program are base salary, annual performance bonuses and long-term equity-based compensation awards. Our executive officers also generally participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis. We believe our executive compensation program strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our executive officers to exert their best efforts for our success.
Our Board of Directors is asking our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion in this proxy statement. The vote is not intended to address any specific item of our executive compensation, but rather the overall compensation of our named executive officers as described in this proxy statement. For the reasons discussed above, our Board of Directors unanimously recommends that our shareholders vote in favor of the following resolution:
“RESOLVED, that Kiniksa Bermuda’s shareholders hereby approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in Kiniksa Bermuda’s proxy statement for the 2024 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
As the Say-on-Pay vote is advisory, it will not be binding on our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee value the opinions of our shareholders and the Compensation Committee will consider the outcome of this vote when evaluating our executive compensation policies and practices and making future compensation decisions.
Section 14A of the Exchange Act also requires that our shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. At our 2021 Annual Meeting of Shareholders, our shareholders indicated their preference for an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.
VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Annual Meeting Proposal No. 3—Advisory Vote on Executive Compensation

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the compensation of our named executive officers as disclosed in Kiniksa Bermuda’s proxy statement for the Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed Kiniksa Bermuda’s audited financial statements for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and Kiniksa Bermuda’s independent registered public accounting firm. The Audit Committee has also discussed with Kiniksa Bermuda’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.
Kiniksa Bermuda’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Kiniksa Bermuda, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Kiniksa Bermuda. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to Kiniksa Bermuda is compatible with maintaining such firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Kiniksa Bermuda’s Annual Report for the fiscal year ended December 31, 2023.
Thomas R. Malley (Chair)
G. Bradley Cole
Tracey L. McCain
Barry D. Quart
The foregoing Report of the Audit Committee of the Board of Directors does not constitute soliciting material and shall not be deemed files with the SEC, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PwC, our auditor and independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:
	2023	2022
Audit Fees	$1,480,000	$1,280,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	6,650	5,738
Total Fees	$1,486,650	$1,285,738
AUDIT FEES

Audit fees consisted of fees billed for professional services performed by PwC for the audit of our annual consolidated financial statements, the review of our interim consolidated financial statements, and related services that are normally provided in connection with registration statements.
AUDIT-RELATED FEES

There were no such fees incurred in 2023 or 2022.
TAX FEES

There were no such fees incurred in 2023 or 2022.
ALL OTHER FEES

All other fees for 2023 and 2022 represented the cost of accounting research tools licensed from PwC.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PwC to render any audit, audit-related, tax or permissible non-audit service unless the service is either (a) explicitly approved by the Audit Committee (“specific pre-approval”) or (b) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PwC has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with Kiniksa Bermuda’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance Kiniksa Bermuda’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PwC without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Corporate Governance

GENERAL

Our Board has adopted Corporate Governance Guidelines, an Insider Trading Compliance Policy, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee (the “Governance Committee”), Audit Committee, Compensation Committee, and Science and Research Committee (the “Science Committee”) to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of Kiniksa. You can access our Governance, Audit, Compensation and Science Committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com, or by writing to our Secretary c/o Kiniksa Pharmaceuticals Corp. at 100 Hayden Avenue, Lexington, MA 02421. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
BOARD COMPOSITION

Our Board currently consists of nine members: Sanj K. Patel, Felix J. Baker, Stephen R. Biggar, G. Bradley Cole, Richard S. Levy, Thomas R. Malley, Tracey L. McCain, Kimberly J. Popovits and Barry D. Quart. As set forth in our Bye-laws, the Board of Directors is currently divided into three classes with staggered terms.
Directors serve three-year terms. At each annual meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Our Bye-laws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered terms may delay or prevent a change of our management or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of a majority of votes entitled to be cast by all such holders of our issued and outstanding shares entitled to vote in the election of directors.
BOARD DIVERSITY

We believe that diversity benefits our business by providing different perspectives and promoting an inclusive culture oriented around our core mission and values. Our Board is committed to fostering and promoting a wide diversity of backgrounds, viewpoints and experience throughout our organization.
In compliance with Nasdaq listing rules, which require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors, we have prepared the following diversity matrix in the format prescribed by Nasdaq rules. Such rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. As demonstrated in the below diversity matrix, we are in compliance with Nasdaq’s diversity requirement.

Corporate Governance

Board Diversity Matrix (as of April 10, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did not Disclose Gender Identity
Part I: Gender Identity
Directors	2	7	-	-
Part II: Demographic Diversity
African American or Black (not of Hispanic or Latinx origin)	1	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White (not of Hispanic or Latinx origin)	1	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	-
DIRECTOR INDEPENDENCE

All of our directors, other than Sanj K. Patel, qualify as “independent” in accordance with the listing requirements of the Nasdaq. Mr. Patel does not qualify as independent because he is the Chief Executive Officer of our Company. The Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
DIRECTOR CANDIDATES

Our Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board of Directors and filling vacancies on the Board. To facilitate the search process, the Governance Committee may solicit current directors and executives of Kiniksa for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts

Corporate Governance

for the names of potentially qualified candidates. The Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from Kiniksa and potential conflicts of interest and determines if candidates meet the qualifications desired by the Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current members of the Board of Directors), the Governance Committee, in recommending candidates for election, and our Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management; strong finance experience; experience relevant to Kiniksa’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of Kiniksa’s operations; diversity of expertise and experience in substantive matters pertaining to Kiniksa’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of our Board of Directors.
Shareholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Governance Committee, Attention: Secretary, c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, MA 02421. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM SHAREHOLDERS

The Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary, Lead Independent Director and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board of Directors should address such communications to the Board of Directors in writing: Attention: Secretary, c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, MA 02421.
BOARD LEADERSHIP STRUCTURE

Our Bye-laws and Corporate Governance Guidelines provide the Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, Sanj K. Patel, our Chief Executive Officer, serves as Chairman of the Board. The Board of Directors has determined that combining the roles of Chairman of the Board and Chief Executive

Corporate Governance

Officer is best for our Company and shareholders at this time because it promotes unified leadership by Mr. Patel and allows for a single, clear focus for management to execute Kiniksa’s strategy and business plans.
If the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead director (the “Lead Independent Director”). Since our Chairman of the Board is a member of management, the independent directors elected Felix J. Baker as the Lead Independent Director. The Lead Independent Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board of Directors’ meeting schedules and agendas, acting as liaison between the independent directors of the Board and our Chairman and being a strong representative of the viewpoints of our non-employee directors. The Lead Independent Director also currently serves as an important liaison with a number of external stakeholders, including, for example, our largest shareholder, Baker Brothers Advisors.
Our Board of Directors is comprised of individuals with extensive experience with the biotechnology and pharmaceutical industries and, with the exception of Mr. Patel, is comprised of directors who meet the independence standards of the Nasdaq. For these reasons and because of the strong leadership of Mr. Patel as Chairman of the Board and Chief Executive Officer and the counterbalancing role of Dr. Baker as our Lead Independent Director, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
BOARD ROLE IN RISK OVERSIGHT

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Such day-to-day operational risk management is in turn overseen by members of our executive team, including our General Counsel, Chief Compliance Officer, Chief Operating Officer, Chief Accounting Officer and Chief Financial Officer.
Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us, including the risks discussed under the caption “Risk Factors” contained in our filings with the SEC. Throughout the year, members of our senior management team, including our General Counsel, Chief Operating Officer, Chief Compliance Officer, Chief Accounting Officer and Chief Financial Officer, review these risks with the Board of Directors at regular Board meetings. These management presentations focus on particular business functions, operations or strategies, and present the steps taken by management to identify and mitigate or eliminate present and emerging risks.
Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee is responsible for overseeing our major financial, information security and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Governance Committee monitors the effectiveness of the Corporate Governance Guidelines and monitors risks related to environmental, social and corporate governance (“ESG”) matters. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking and monitors risks related to human capital management. The Science Committee assesses and monitors risks associated with our research and development initiatives, programs and related investments. The Board of Directors does not believe that its role in the oversight of our risks adversely affects the Board’s leadership.

Corporate Governance

BOARD EVALUATION

Our Corporate Governance Guidelines require the Governance Committee to oversee periodic assessments of the Board of Directors and its committees. Our evaluation process involves a multi-faceted approach, incorporating quantitative and qualitative data, intended to identify our Board’s strengths and weaknesses.
CODE OF ETHICS

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of the Nasdaq concerning any amendments to, or waivers from, any provision of the code.
The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
INSIDER TRADING COMPLIANCE POLICY

We have a written Insider Trading Compliance Policy that applies to our directors, officers and employees, and certain of their family members, which provides for, among other things, a prohibition against transacting in our securities while in possession of material nonpublic information, all hedging transactions involving Kiniksa Bermuda’s securities, margin purchases of Kiniksa Bermuda’s securities, and pledging Kiniksa Bermuda’s securities as collateral to secure loans.
We require certain of our officers and employees to conduct transactions in our securities through trading plans, reviewed and approved by our General Counsel or other properly designated officer, in compliance with Rule 10b5-1 of the Exchange Act. We require certain other employees to obtain pre-clearance from our General Counsel, or other properly designated officer, prior to transacting in our securities. We believe such policies improve our officers’ and employees’ compliance with our Insider Trading Compliance Policy, Code of Business Conduct and Ethics and the rules and requirements of federal securities laws.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were four meetings of the Board of Directors during 2023. During 2023, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which such director served during the period in which he or she served as a director.
Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that directors will attend. Eight of our directors attended our 2023 Annual Meeting of Shareholders.

Committees of the Board of Directors

Our Board of Directors has established four standing committees—the Audit Committee, the Compensation Committee, the Governance Committee and the Science Committee—each of which operates under a written charter. The charters of our committees are available in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
Our Board of Directors has determined that (a) all of the members of each of the Board’s four standing committees are independent as defined under Nasdaq rules, where applicable, (b) all of the members of the Audit Committee meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (c) all members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under Nasdaq rules.
The current members of each of the Board committees and committee Chairs are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance	Science and Research
Felix J. Baker, Ph.D.		Chair	X	X
Stephen R. Biggar, M.D., Ph.D.			Chair	X
G. Bradley Cole	X
Richard S. Levy				Chair
Thomas R. Malley	Chair		X
Tracey McCain	X
Kimberly J. Popovits		X
Barry D. Quart, Pharm.D.*	X	X		X

*
Dr. Quart was appointed to the Science Committee by the Board of Directors in November 2023.

AUDIT COMMITTEE

The responsibilities of the Audit Committee include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
coordinating our Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, procedures for complaints and Code of Business Conduct and Ethics;

•
discussing our risk assessment and risk management policies, including guidelines and policies to govern the process by which Kiniksa’s exposure to risk is handled;

•
overseeing management of Kiniksa’s financial, cybersecurity and information security risks;

Committees of the Board of Directors

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by the SEC’s rules (which is included in this proxy statement).

The members of the Audit Committee are Messrs. Cole and Malley, Dr. Quart and Ms. McCain. Mr. Malley serves as the Chairperson of the committee. The members of the Audit Committee meet the requirements for financial literacy under the applicable rules of the SEC and the Nasdaq. Our Board of Directors has determined that Messrs. Malley and Cole are each an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The Audit Committee met four times in 2023.
COMPENSATION COMMITTEE

The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers and directors, among other things. In fulfilling its purpose, the Compensation Committee’s responsibilities include:
•
reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and approving Kiniksa’s corporate goals relevant to the compensation of our Chief Executive Officer and our other named executive officers and evaluating the executive officers’ performance against such goals;

•
reviewing and approving Kiniksa’s compensation peer group by which executive and director compensation is evaluated;

•
administering any recoupment or clawback policy or policies adopted by Kiniksa;

•
reviewing and making recommendations to the Board of Directors with respect to director compensation; and

•
reviewing and discussing with management strategies related to human capital management, including talent acquisition, retention, inclusion and diversity and overseeing risks related thereto.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During 2023, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm (“Compensia”), to, among other things, assess and, as applicable, make recommendations with respect to the amount and types of compensation to provide our executives and directors and related matters. Compensia reported directly to the Compensation Committee. In its role as an advisor to the Compensation Committee, Compensia consulted with certain of our executive officers and other members of senior management with respect to assessments of executive and director compensation and related matters to be provided to the Compensation Committee. The Compensation Committee reviewed compensation assessments provided by Compensia comparing our compensation to that of a group of peer companies within our industry, and met with Compensia to discuss compensation of our executive officers and to receive its input and advice. The Compensation Committee considered the advisor independence factors required under SEC and Nasdaq rules as they relate to Compensia, and did not find any conflicts of interest concerns in 2023. For 2023, Compensia did not provide any additional services to us for which the fees exceeded $120,000.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee may delegate to one or more of our executive officers the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans and any such delegation.

Committees of the Board of Directors

The members of our Compensation Committee are Drs. Baker and Quart and Ms. Popovits. Dr. Baker serves as the Chairperson of the committee.
The Compensation Committee met three times in 2023.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Governance Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the governance of the Board and its committees, among other things. In fulfilling its purpose, the Governance Committee’s responsibilities include:
•
identifying individuals qualified to become Board members;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each Board committee;

•
periodically reviewing Kiniksa Bermuda’s Corporate Governance Guidelines and the Board’s leadership structure and making recommendations to the Board;

•
overseeing periodic evaluations of the Board of Directors and its committees;

•
overseeing Kiniksa’s strategies and policies with respect to ESG matters, including risks relating thereto; and

•
periodically overseeing the process to develop and evaluate Kiniksa’s succession plans for the Chief Executive Officer and other executive officers, including emergency succession plans, for discussion with the Board.

The members of our Governance Committee are Drs. Baker and Biggar, and Mr. Malley. Dr. Biggar serves as the Chairperson of the committee.
The Governance Committee met one time in 2023.
SCIENCE AND RESEARCH COMMITTEE

The Science Committee is responsible for assisting the Board in the discharge of its responsibilities relating to Kiniksa’s research and development activities, among other things. In fulfilling its purpose, the Science Committee’s responsibilities include:
•
evaluating and advising Kiniksa on its research and development initiatives, including the opportunities and risks associated with such initiatives;

•
overseeing management of Kiniksa’s clinical and pre-clinical activity, including risks related thereto;

•
evaluating and advising Kiniksa on its current and potential internal and external programs and investments in science and technology;

•
identifying and providing strategic advice on significant emerging science and technology issues, innovations and trends; and

•
making recommendations to the Board with respect to Kiniksa’s research and development pipeline, strategy, direction, internal and external programs, and related investments, as well as on Kiniksa’s progress in achieving its strategic research and development goals and objectives.

The members of our Science Committee are Drs. Baker, Biggar, Levy and Quart. Dr. Quart was appointed by the Board of Directors to the Science Committee in November 2023. Dr. Levy serves as the Chairperson of the committee.
The Science Committee met three times in 2023.

Executive Officers

The following table identifies our current executive officers:
Name	Age	Position
Sanj K. Patel	54	Chief Executive Officer and Chairman of the Board
Michael Megna	53	Group Vice President, Finance and Chief Accounting Officer
Ross Moat	43	Senior Vice President and Chief Commercial Officer
John F. Paolini, M.D., Ph.D.	59	Senior Vice President and Chief Medical Officer
Mark Ragosa	50	Senior Vice President and Chief Financial Officer
Eben Tessari	42	Senior Vice President and Chief Operating Officer
Set forth below is certain additional information concerning Kiniksa Bermuda’s executive officers, including their respective positions with Kiniksa and prior business experience.
Sanj K. Patel—See Mr. Patel’s biography on page 32 of this proxy statement.
Michael Megna has served as our Chief Accounting Officer since February 2020, at which point he also assumed the role of principal accounting officer. Mr. Megna also serves as our Group Vice President, Finance, effective January 2022, and was our Vice President, Finance from July 2018 to January 2022. Mr. Megna served as our principal financial officer from March 2020 until December 2020. As the company’s Chief Accounting Officer and Group Vice President, Finance, Mr. Megna oversees the company’s accounting and finance functions, with responsibility for finance, treasury, and tax. From July 2012 until July 2018, Mr. Megna served in roles of increasing seniority at LFB USA, Inc./rEVO Biologics, Inc., a biopharmaceutical company, most recently as Senior Vice President, Finance & Accounting. In those roles, Mr. Megna oversaw financial operations, information technology, human resources and project management functions. He played a key role in the financial carve out of rEVO Biologics to create a focused commercial entity to finance a follow-on indication of the company’s previously approved biologic product, Atryn®. Prior to LFB USA, he held senior financial management positions at BioSphere Medical, Inc., a medical device company. Mr. Megna began his career in public accounting, including most recently at PricewaterhouseCoopers LLP where he worked with a variety of public and private audit clients. Mr. Megna has a B.B.A. in Accounting from Siena College and is a Certified Public Accountant.
Ross Moat has served as our Senior Vice President and Chief Commercial Officer since January 2022. In this role, Mr. Moat is responsible for leading Kiniksa’s sales, marketing and commercial operations across its portfolio, including our commercial launch of ARCALYST (rilonacept) in recurrent pericarditis. Prior to that, Mr. Moat served as our Group Vice President and ARCALYST General Manager from February 2021 to January 2022, our Vice President, European Operations and Rilonacept Franchise Commercial Head from July 2020 to February 2021 and as our Vice President, European Operations from June 2019 to July 2020. Prior to joining Kiniksa, Mr. Moat served as VP, EMEA Marketing and Commercial Operations from May 2018 to June 2019 at AveXis, Inc., a Novartis AG company, where he led launch readiness planning and execution. Prior to that, Mr. Moat served as Executive Director, EU Genetic Diagnostic Strategy from July 2017 to February 2018 at Spark Therapeutics, Inc. (“Spark”) where he built a pre-launch field-facing team in sequential launch markets. Prior to joining Spark, Mr. Moat served as Senior Director, Commercial & Marketing Lead, EMEA from August 2015 to June 2017 at Alexion, where he developed the EMEA strategic and operational commercial plans for the metabolic business unit. Prior to that, Mr. Moat held various roles with increasing responsibilities at Synageva and ProStrakan Inc. Mr. Moat received his B.A. in Business Management at Middlesex University in London.
John F. Paolini, M.D., Ph.D., has served as our Senior Vice President and Chief Medical Officer since August 2016. From August 2015 to August 2016, Dr. Paolini was Clinical Research Head of the Cardiovascular and Metabolic Diseases Research Unit at Pfizer Inc., a pharmaceutical company, or Pfizer, where he was responsible for bringing forward programs from pre-clinical through early clinical

Executive Officers

development and proof of concept. Prior to Pfizer, from August 2011 to July 2015, Dr. Paolini served as Chief Medical Officer of Cerenis Therapeutics, a biotechnology company focused on cardiovascular and metabolic diseases, where he was responsible for designing and executing clinical trials and regulatory strategy for a portfolio of products. Dr. Paolini holds an M.D. and a Ph.D. from Duke University School of Medicine, a B.A. and a B.S. from Tulane University, and completed his internship, residency and fellowship in Internal Medicine and Cardiology at Brigham and Women’s Hospital, Boston.
Mark Ragosa has served as our Senior Vice President and Chief Financial Officer since March 2021 and prior to that as Vice President and Interim Chief Financial Officer from December 2020 to March 2021, at which point he also assumed the role of principal financial officer. As our Chief Financial Officer, Mr. Ragosa oversees our Finance and Investor Relations organizations. Prior to serving as our Interim Chief Financial Officer, Mr. Ragosa served as our Vice President, Investor Relations and Finance from May 2020 to December 2020 and our Vice President, Investor Relations from May 2018 to May 2020. In these roles Mr. Ragosa oversaw the development and execution of our strategic investor-relations plan aligned with our long-term goals and contributed to our capital raise strategy. Prior to that, Mr. Ragosa served as Director, Investor Relations from February 2018 to May 2018 and Associate Director from September 2016 to February 2018 at Ironwood Pharmaceuticals, Inc. (“Ironwood”), a biotechnology company where he managed relationships with investors and analysts and served as an external spokesperson. Prior to joining Ironwood, Mr. Ragosa served as a Vice President within the equities division at Goldman Sachs Group, Inc. from March 2012 to June 2016 where, among other things, he facilitated capital raises for private and public companies and conducted financial analyses. Prior to that Mr. Ragosa held roles within the equities divisions at Morgan Stanley and Bank of America Securities. Mr. Ragosa received his B.A. in History and Government at Bowdoin College and is a Chartered Financial Analyst.
Eben Tessari has served as our Senior Vice President and Chief Operating Officer since January 2022. Prior to that he served as our Senior Vice President and Chief Business Officer from March 2018 until January 2022 and our Senior Vice President, Business Development from July 2015 until March 2018. In these roles, Mr. Tessari oversaw Kiniksa’s business development efforts, including the expansion of its product candidate portfolio. Before joining Kiniksa, he served as Senior Director, Business Development at Synageva, from December 2014 to July 2015, where he led strategic business initiatives. Prior to that, he was Director, Business and Corporate Development at Civitas Therapeutics, Inc., a biotechnology company, from November 2013 to December 2014, where he managed the company through an acquisition by Acorda Therapeutics, Inc. Mr. Tessari holds a B.Sc. in Behavioral Neuroscience from Northeastern University, a Master’s degree in Biomedical Engineering from Boston University and both a J.D. and an M.B.A. from Suffolk University.
None of our executive officers is related to any other executive officer or to any of our directors.

Executive and Director Compensation

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our “named executive officers,” identified below, for the year ended December 31, 2023.
The following individuals are our named executive officers for the year ended December 31, 2023:
•
Sanj K. Patel, Chief Executive Officer and Chairman of the Board of Directors;

•
John F. Paolini, M.D., Senior Vice President and Chief Medical Officer; and

•
Eben Tessari, Senior Vice President and Chief Operating Officer.

As of June 30, 2023, we determined that we are no longer a “smaller reporting company” as that term is used under the rules promulgated under the Securities Act of 1933, as amended, for the year ended December 31, 2023. Pursuant to SEC rules and regulations, we have used the reduced compensation disclosure requirements applicable to smaller reporting companies for the year ended December 31, 2023 but will no longer be permitted to use reduced or scaled disclosure available to smaller reporting companies beginning with our 10-Q for the first quarter of 2024.
2023 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and 2022, as applicable.
Name and principal position	Year	Salary ($)	Share awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Sanj K. Patel Chief Executive Officer and Chairman of our Board of Directors	2023	864,218	739,381	2,984,605	695,663	13,200	5,297,067
	2022	834,918	922,039	3,746,557	597,408	12,200	6,113,122
John F. Paolini, M.D. Senior Vice President and Chief Medical Officer	2023	541,014	185,266	748,051	301,578	13,200	1,789,109
	2022	514,583	230,469	936,346	226,919	12,200	1,920,518
Eben Tessari Senior Vice President and Chief Operating Officer	2023	449,510	202,235	816,573	278,783	4,995	1,752,096
	2022	443,534	251,578	1,022,122	195,782	4,435	1,917,452

(1)
Amounts reflect the grant date fair value of options and restricted share units (“RSUs”) computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, excluding the effect of estimated forfeitures, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of share option and RSU awards in Note 11 to our consolidated financial statements included in our Annual Report filed with the SEC on February 28, 2024.

(2)
Non-equity incentive plan compensation for 2023 was approved in December 2023 and paid in January 2024. For additional information, refer to the discussion in “Narrative Disclosure to Summary Compensation Table” below under the heading “—2023 Annual Cash Incentive Compensation.”

(3)
Amount shown represents 401(k) matching contributions. For additional information, refer to the discussion in the “Narrative Disclosure to Summary Compensation Table” below under the heading “—Other Elements of Compensation—Retirement Plans.”

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

The primary elements of compensation for our named executive officers are base salary, annual performance bonuses and long-term equity-based compensation awards. The named executive officers also generally participate in the employee benefit plans and programs we offer to our other full-time employees on the same basis.

Executive and Director Compensation

2023 Salaries
We pay our named executive officers a base salary that is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salary for each named executive officer has generally been set at levels deemed necessary to attract and retain the named executive officers. In connection with the Compensation Committee’s annual review of compensation levels for our named executive officers in December 2022, the Compensation Committee determined to increase the annual base salaries for 2023 for Messrs. Patel and Tessari and Dr. Paolini in light of market trends and individual performance. The annual base salaries for the named executive officers effective January 1, 2023 are set forth in the following table:
Name	January 1, 2023 Annual Base Salary ($)
Sanj K. Patel	864,780
John F. Paolini, M.D.	541,510
Eben Tessari	500,580
In December 2023, the Compensation Committee approved an increase in the annual base salary for Mr. Patel, Dr. Paolini and Mr. Tessari to $899,371, $563,171 and $520,603, respectively, each effective January 1, 2024.
2023 Annual Cash Incentive Compensation
We offer our named executive officers the opportunity to earn annual performance bonuses to compensate them for attaining short-term company goals as approved by our Compensation Committee and/or Board of Directors and for their individual performance. For 2023, the Compensation Committee approved the following target bonus opportunities for our named executive officers, expressed as a percentage of their respective annual base salaries as of the end of the applicable year: 65% for Mr. Patel and 45% for each of Dr. Paolini and Mr. Tessari.
For 2023, performance bonuses were based on attaining corporate goals relating to our overall business and strategy, generally with respect to: (a) delivering on our ARCALYST commercial performance; (b) advancing our ongoing technology transfer of ARCALYST drug substance manufacturing; (c) advancing our multi-program portfolio of product candidates, including pre-clinical and clinical development, manufacturing and supply; (d) delivering on our contractual obligations to our licensees; and (e) ensuring Kiniksa remains compliant, value-driven, effective and well-capitalized. In approving the corporate performance goals, the Compensation Committee believed that such goals would be reasonably achievable with strong performance by Kiniksa.
In December 2023, the Compensation Committee reviewed Kiniksa’s achievement of its 2023 corporate performance goals and approved cash bonuses for the named executive officers in the amounts set forth in the “Non-Equity Incentive Plan Compensation” column of the “2023 Summary Compensation Table” above based upon such review.
Equity Incentive Compensation and Plans
Bi-Annual Equity Incentive Awards
The long-term incentive component of our compensation program has generally consisted of a biannual grant of share options and RSUs to our employees, including our named executive officers. Share options allow our employees to purchase our Class A Shares at a price equal to the fair market value per Class A Share on the date of grant. Each granted RSU represents the right to receive one Class A Share upon its vesting.
In April and September 2023, our named executive officers were granted the equity awards set forth in the table below. The share options comprising such awards were granted with exercise prices equal to the fair market value of our Class A Shares on the date of grant.

Executive and Director Compensation

Named executive officer	April 2023 share options granted	April 2023 RSUs granted	September 2023 share options granted	September 2023 RSUs granted
Sanj K. Patel	155,500	25,925	155,500	25,925
John F. Paolini, M.D.	38,974	6,496	38,974	6,496
Eben Tessari	42,544	7,091	42,544	7,091
Refer to our “Outstanding Equity Awards at 2023 Year-End” table for additional information on the equity awards granted in 2023.
Share options granted to our employees, including our named executive officers, generally vest and become exercisable as to 25% of the shares underlying the option on the first anniversary of the date of grant and in 36 equal monthly installments thereafter, generally subject to the employee’s continued service to Kiniksa. RSUs granted to our employees, including our named executive officers, generally vest as to 25% of the RSUs on each of the first, second, third and fourth annual anniversaries of the date of grant, generally subject to the employee’s continued service to Kiniksa.
Other Elements of Compensation
Retirement Plans
We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We provide matching contributions of 100% of the first 3% of each participant’s salary contributed, plus 50% for each of the next 2% of salary contributed. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, a healthcare flexible spending account, a dependent care flexible spending account, short-term and long-term disability insurance and life insurance to the same extent as our other full-time employees generally, subject to the terms and eligibility requirements of those plans.
No Tax Gross-Ups
Our agreements with our named executive officers do not provide for gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by us.

Executive and Director Compensation

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END

The following table summarizes the number of Class A Shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.
Name		Option awards(1)				Share awards(1)
	Vesting start date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of shares that have not vested (#)	Market value of shares or units of shares that have not vested ($)(2)
Sanj K. Patel	8/1/2015	325,271	—	1.59	12/15/2025	—	—
	6/29/2017	257,969	—	3.80	6/28/2027	—	—
	3/1/2018	426,007	13,175(3)	10.36	2/29/2028	—	—
	9/20/2018	125,000	—	30.93	9/19/2028	—	—
	3/4/2019	187,000	—	17.92	3/3/2029	—	—
	9/17/2019	190,000	—	8.83	9/16/2029	—	—
	3/13/2020	168,751	11,249(4)	15.52	3/12/2030	—	—
	9/10/2020	150,001	29,999(4)	15.50	9/9/2030	—	—
	3/16/2021	108,391	49,267(4)	22.89	3/15/2031	—	—
	3/16/2021	—	—	—	—	13,138(5)	230,441
	9/2/2021	91,969	65,689(4)	12.97	9/1/2031	—	—
	9/2/2021	—	—	—	—	13,138(5)	230,441
	4/7/2022	104,912	134,883(4)	11.10	4/6/2032	—	—
	4/7/2022	—	—	—	—	29,975(5)	525,762
	9/1/2022	79,933	159,862(4)	11.97	8/31/2032	—	—
	9/1/2022	—	—	—	—	29,975(5)	525,762
	4/1/2023	—	155,500(4)	10.76	3/31/2033	—	—
	4/1/2023	—	—	—	—	25,925(5)	454,725
	9/1/2023	—	155,500(4)	17.76	8/31/2033	—	—
	9/1/2023	—				25,925(5)	454,725
John F. Paolini, M.D.	9/14/2016	111,217	—	1.86	9/13/2026	—	—
	6/29/2017	66,542	—	3.80	6/28/2027	—	—
	3/1/2018	122,330	19,169(3)	10.36	2/29/2028	—	—
	9/20/2018	45,000	—	30.93	9/19/2028	—	—
	3/4/2019	51,000	—	17.92	3/3/2029	—	—
	9/17/2019	46,000	—	8.83	9/16/2029	—	—
	3/13/2020	46,876	3,124(4)	15.52	3/12/2030	—	—
	9/10/2020	40,626	9,374(4)	15.50	9/9/2030	—	—
	3/16/2021	10,350	31,050(4)	22.89	3/15/2031	—	—
	3/16/2021	—	—	—	—	3,450(5)	60,513
	9/2/2021	23,288	18,112(4)	12.97	9/1/2031	—	—
	9/2/2021	—	—	—	—	3,450(5)	60,513
	4/7/2022	24,972	34,958(4)	11.10	4/6/2032	—	—
	4/7/2022	—	—	—	—	7,492(5)	131,410
	9/1/2022	18,729	41,201(4)	11.97	8/31/2032	—	—
	9/1/2022	—	—	—	—	7,492(5)	131,410
	4/1/2023	—	38,974(4)	10.76	3/31/2033	—	—
	4/1/2023	—	—	—	—	6,496(5)	113,940
	9/1/2023	—	38,974(4)	17.76	8/31/2033	—	—
	9/1/2023	—	—	—	—	6,496(5)	113,940

Executive and Director Compensation

Name		Option awards(1)				Share awards(1)
	Vesting start date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of shares that have not vested (#)	Market value of shares or units of shares that have not vested ($)(2)
Eben Tessari	8/1/2015	56,673	—	1.59	12/15/2025	—	—
	6/29/2017	35,049	—	3.80	6/28/2027	—	—
	3/1/2018	104,855		10.36	2/29/2028	—	—
	9/20/2018	45,000	—	30.93	9/19/2028	—	—
	3/4/2019	42,000		17.92	3/3/2029	—	—
	9/17/2019	45,000		8.83	9/16/2029	—	—
	3/13/2020	56,251	3,749(4)	15.52	3/12/2030	—	—
	9/10/2020	48,751	11,249(4)	15.50	9/9/2030	—	—
	3/16/2021	32,408	14,730(4)	22.89	3/15/2031	—	—
	3/16/2021	—	—	—	—	3,928(5)	68,897
	9/2/2021	26,516	20,622(4)	12.97	9/1/2031	—	—
	9/2/2021	—	—	—	—	3,928(5)	68,897
	4/7/2022	27,259	38,161(4)	11.10	4/6/2032	—	—
	4/7/2022	—	—	—	—	8,178(5)	143,442
	9/1/2022	20,444	44,976(4)	11.97	8/31/2032	—	—
	9/1/2022	—	—	—	—	8,178(5)	143,442
	4/1/2023	—	42,544(4)	10.76	3/31/2033	—	—
	4/1/2023	—	—	—	7,091(5)	124,376	—
	9/1/2023	—	42,544(4)	17.76	8/31/2033	—	—
	9/1/2023	—	—	—	7,091(5)	124,376	—

(1)
Each equity award is subject to accelerated vesting upon certain events pursuant to the terms of the named executive officers’ employment arrangements, as described below under “Employment Arrangements”. In addition, pursuant to the equity award agreements governing the awards reflected in this table, in the event of a change in control (as defined in the applicable equity award agreement), each named executive officer will become immediately vested in any outstanding equity awards to the extent that such equity awards are not assumed or substituted in such transaction. If the equity awards are assumed or substituted in connection with a change in control, each named executive officer will become vested in such equity awards in the event his employment is terminated by the surviving entity without cause (as defined in the applicable equity award agreement) within 12 months following a change in control.

(2)
Amounts in this column are calculated based on a per share price of $17.54, the closing price per share of the Class A Shares on December 29, 2023.

(3)
The options vest over a six-year period with 16% of the shares vesting on the first anniversary of the corresponding vesting start date, 48% of the shares vesting in 36 equal monthly installments over the following three years and 36% of the shares vesting in 24 equal monthly installments over the two years thereafter, generally subject to continued service to Kiniksa.

(4)
The options vest over a four-year period with 25% of the shares vesting on the first anniversary of the corresponding vesting start date, and the remainder vesting monthly for three years thereafter, generally subject to continued service to Kiniksa.

(5)
The RSUs vest over a four-year period, with 25% of such RSUs vesting on each anniversary date from the date of grant, generally subject to continued service to Kiniksa.

EMPLOYMENT AGREEMENTS

Each of our named executive officers is party to an employment agreement with our wholly-owned U.S. subsidiary, Kiniksa Pharmaceuticals Corp. Certain key terms of these agreements are described below. The terms “cause,” “good reason” and “change in control” referred to below are defined in the applicable named executive officer’s employment agreement.
Sanj K. Patel
Our employment agreement with Mr. Patel provides for a specified annual base salary, subject to increase from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at

Executive and Director Compensation

a specified target bonus opportunity, with the actual bonus paid to be determined by the Compensation Committee based on achievement of corporate and individual performance targets. Mr. Patel’s 2023 base salary and target bonus are set forth above under “2023 Salaries” and “2023 Annual Cash Incentive Compensation,” respectively.
Under the terms of his employment agreement, if Mr. Patel’s employment with us is terminated as a result of his death or disability, by Kiniksa without cause, or by Mr. Patel for good reason, whether or not in connection with a change in control, he will be entitled to receive (a) a lump sum payment equal to (i) 200% of the sum of his annual base salary and target bonus for the year of termination plus (ii) $25,000, (b) a prorated portion of his target bonus for the year of termination and (c) any earned, but unpaid, annual bonus for the year prior to the year of termination. If such termination of employment occurs other than during the 12-month period following a change in control, Mr. Patel will be entitled to accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 18 months following such termination of employment. If such termination of employment occurs during the 12-month period following a change in control, Mr. Patel will be entitled to full accelerated vesting of all of his then-unvested time-vesting equity. Mr. Patel’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants.
In the event of a change in control, Mr. Patel will become immediately vested in each outstanding time-vesting equity award granted to him that is not assumed or substituted for in the change in control transaction.
John F. Paolini, M.D.
Our employment agreement with Dr. Paolini provides for a specified annual base salary, subject to change from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at a specified target bonus opportunity, with the actual bonus paid to be determined by Kiniksa based on achievement of performance goals. Dr. Paolini’s 2023 base salary and target bonus are set forth above under “2023 Salaries” and “2023 Annual Cash Incentive Compensation,” respectively.
Under the terms of his employment agreement, if Dr. Paolini’s employment with us is terminated as a result of his death or disability or by Kiniksa without cause, he will be entitled to receive (a) a lump sum payment equal to nine months of his annual base salary (or, if the termination occurs within 12 months following a change in control, 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs within 12 months following a change in control, 100%) of his target bonus for the year of termination, (c) any earned, but unpaid, annual bonus for the year prior to the year of termination and (d) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the 12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Dr. Paolini’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants.
Eben Tessari
Our employment agreement with Mr. Tessari provides for a specified annual base salary, subject to change from time to time by Kiniksa, and provides for the opportunity to earn an annual cash bonus at a specified target bonus opportunity, with the actual bonus paid to be determined by Kiniksa based on achievement of performance goals. Mr. Tessari’s 2023 base salary and target bonus are set forth above under “2023 Salaries” and “2023 Annual Cash Incentive Compensation,” respectively.
Under the terms of his employment agreement, if Mr. Tessari’s employment with us is terminated as a result of his death or disability or by Kiniksa without cause, he will be entitled to receive (a) a lump sum payment equal to nine months of his annual base salary (or, if the termination occurs within 12 months following a change in control, 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs within 12 months following a change in control, 100%) of his target bonus for the year of termination, (c) any earned, but unpaid, annual bonus for the year prior to the

Executive and Director Compensation

year of termination and (d) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the 12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Mr. Tessari’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of Kiniksa and his compliance with certain confidentiality obligations and restrictive covenants.
PAY VERSUS PERFORMANCE TABLE (2021-2023)

The following table sets forth the compensation of our principal executive officer, who is our CEO, and the average compensation of the other non-CEO named executive officers (“NEOs”) as reported in the Summary Compensation Table (“SCT”) for the past two fiscal years, the Compensation Actually Paid (“CAP”) and our total shareholder return (“TSR”) over the provided periods, calculated in accordance with Item 402(v) of Regulation S-K.
Year (a)	SCT Total for CEO ($)(1) (b)	CAP to CEO ($)(2) (c)	Average SCT Total for (non-CEO) NEOs ($)(1)(3) (d)	Average CAP to (non-CEO) NEOs ($)(2)(3) (e)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (TSR) ($)(4) (f)	Net Income (Loss) (in thousands) ($)(5) (g)
2023	5,297,067	6,804,798	1,770,603	2,168,721	98.75	14,084
2022	6,113,122	8,730,830	1,918,984	2,622,018	84.78	183,363
2021	6,588,178	579,468	1,700,470	395,753	66.61	(157,924)

(1)
The dollar amounts reported in column (b) and (d) represent the amount of total compensation reported for our CEO and the average total compensation reported for our remaining NEOs, respectively, for each covered fiscal year in the “Total” column of the SCT for each applicable year. Please refer to “Executive Compensation—2023 Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) and (e) represent the amount of “compensation actually paid” to our CEO and the average “compensation actually paid” to our remaining NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to the CEO and NEOs during the applicable fiscal year. The SCT Total to CAP reconciliation is outlined in the tables below.

(3)
In 2023 and 2022, our NEOs (excluding our CEO) were John Paolini and Eben Tessari. In 2021, our NEOs (excluding our CEO) were John Paolini and Arian Pano.

(4)
TSR (column (f)) is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between the price of our Class A Shares at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2021) by the price of our Class A Shares at the beginning of the measurement period.

(5)
The dollar amounts reported in column (g) represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year. Our net income in 2022 was primarily attributable to out-licensing activities and the release of our deferred tax asset valuation allowance and should not necessarily be considered indicative of future performance. Our net income in 2023 was materially impacted by the release of our deferred tax asset valuation allowances. For more information, see Notes 12 and 14 to our consolidated financial statements included in our Annual Report filed with the SEC on February 28, 2024.

Executive and Director Compensation

CEO—SCT Total to CAP Reconciliation(1)
		2021	2022	2023
SCT—Total Compensation	(a)	$6,588,178	$6,113,122	$5,297,067
Grant Date Fair Value of Share Awards and Option Awards Granted in Fiscal Year Reported in the “Stock Awards” column of the SCT	(b)	(4,979,216)	(4,668,596)	(3,723,986)
Fair Value at Fiscal Year End of Outstanding and Unvested Share Awards and Option Awards Granted in Fiscal Year	(c)	2,818,653	6,294,377	4,632,687
Change in Fair Value of Outstanding and Unvested Share Awards and Option Awards Granted in Prior Fiscal Years	(d)	(3,244,052)	1,223,833	800,197
Fair Value at Vesting of Share Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—	—	—
Change in Fair Value as of Vesting Date of Share Awards and Option Awards Granted in Prior Fiscal Years That Vested During Fiscal Year	(f)	(604,095)	(231,907)	(201,167)
Fair Value as of Prior Fiscal Year End of Share Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—	—
CAP		$579,468	$8,730,830	$6,804,798

(1)
Equity Award Valuations—Share option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. The valuation assumptions used to calculate the fair values of the share options held by our CEO that vested during or were outstanding as of the end of each covered fiscal year differed from those valuation assumptions disclosed at the time of grant primarily based on the differing option value assumptions: 2021 year-end calculations were based on an expected life of 4.70, volatility of 74.53%, and risk-free rate of 1.2%; 2022 year-end calculations were based on an expected life of 4.82, volatility of 75.15%, and risk-free rate of 4.0%; and 2023 year-end calculations were based on an expected life of 5.24, volatility of 68.29%, and risk-free rate of 3.83%. RSUs and PSU award grants were not valued in a materially different way than the grant date fair value.

Executive and Director Compensation

Average Non-CEO NEO—SCT Total to CAP Reconciliation(1)
		2021	2022	2023
SCT—Total Compensation	(a)	$1,700,470	$1,918,984	$1,770,603
Grant Date Fair Value of Share Awards and Option Awards Granted in Fiscal Year Reported in the “Stock Awards” column of the SCT	(b)	(1,042,072)	(1,220,258)	(976,063)
Fair Value at Fiscal Year End of Outstanding and Unvested Share Awards and Option Awards Granted in Fiscal Year	(c)	439,000	1,645,196	1,214,235
Change in Fair Value of Outstanding and Unvested Share Awards and Option Awards Granted in Prior Fiscal Years	(d)	(575,861)	344,114	214,562
Fair Value at Vesting of Share Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—	—	—
Change in Fair Value as of Vesting Date of Share Awards and Option Awards Granted in Prior Fiscal Years That Vested During Fiscal Year	(f)	(125,785)	(66,019)	(54,616)
Fair Value as of Prior Fiscal Year End of Share Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—	—
CAP		$395,753	$2,622,018	$2,168,721

(1)
Equity Award Valuations—Share option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. The valuation assumptions used to calculate the fair values of the share options held by our remaining NEOs that vested during or were outstanding as of the end of each covered fiscal year differed from those valuation assumptions disclosed at the time of grant primarily based on the differing option value assumptions: 2021 year-end calculations were based on an expected life range of 4.29 to 4.67, volatility of 74.35% to 74.54%, and risk-free rate of 1.15% to 1.20%; 2022 year-end calculations were based on an expected life range of 4.78 to 4.83, volatility of 75.13% to 75.14%, and risk-free rate of 4.0%; and 2023 year-end calculations were based on an expected life range of 5.21 to 5.22, volatility of 57.8% to 69.4%, and risk-free rate of 3.83%. RSUs and PSU award grants were not valued in a materially different way than the grant date fair value.

Analysis of the Information Presented in the Pay Versus Performance Table
As described above under “Executive and Director Compensation—Narrative Disclosure to Summary Compensation Table,” our Compensation Committee evaluates executive performance and rewards our executives based on the achievement of established long and short-term strategic goals intended to align our executives’ interests with those of our shareholders and Kiniksa. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphs that describe the relationships between information presented in the tables above.
CAP and Cumulative TSR
The following graph describes the relationship between the CAP of our CEO and the average of our remaining NEOs and our cumulative TSR over the two years presented in the table. As demonstrated by such graph, the amount of CAP to our CEO and NEOs is generally aligned with our TSR for the period presented in the Pay Versus Performance table primarily because a significant portion of the amount reflected by CAP is comprised of equity awards.

Executive and Director Compensation

(1)
Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in Kiniksa Bermuda’s Class A Shares on December 31, 2020.

CAP and Net Income
The following graph describes the relationship between the CAP of our CEO and the average of our remaining NEOs and our net income over the two years presented in the table. We have not historically used GAAP or non-GAAP net income as a financial performance measure in our overall executive compensation program.

Executive and Director Compensation

(1)
Our net income in 2022 was primarily attributable to out-licensing activities and the release of our deferred tax asset valuation allowance and should not necessarily be considered indicative of future performance. Our net income in 2023 was materially impacted by the release of our deferred tax asset valuation allowances. For more information, see Notes 12 and 14 to our consolidated financial statements included in our Annual Report filed with the SEC on February 28, 2024.

DIRECTOR COMPENSATION

Mr. Patel does not receive compensation for his service on our Board of Directors. His compensation for 2023 is described above under “Executive Compensation.”
We maintain a compensation program for our non-employee directors (the “Director Compensation Program”), which our Board of Directors and the Compensation Committee may review from time to time. Under the Director Compensation Program, as amended, each non-employee director received the following amounts for their services on our Board of Directors during 2023:
Cash Component
Director fees under the program are payable in arrears in four equal quarterly installments and are prorated for any partial quarters of service.
Board of Directors
•
an annual director fee of $40,000; and

•
if the director serves on a committee of our Board of Directors or in the other capacities stated below, an additional annual fee as follows:

•
Chairman of the Board of Directors or Lead Independent Director, $30,000.

Executive and Director Compensation

Audit Committee
•
Chairman of the Audit Committee, $19,000; and

•
Members of the Audit Committee other than the chairman, $9,000.

Compensation Committee
•
Chairman of the Compensation Committee, $13,400; and

•
Members of the Compensation Committee other than the chairman, $6,300.

Nominating and Corporate Governance Committee
•
Chairman of the Governance Committee, $9,300; and

•
Members of the Governance Committee other than the chairman, $5,000.

Science and Research Committee
•
Chairman of the Science Committee, $13,400; and

•
Members of the Science Committee other than the chairman, $6,300.

Equity Component
Our non-employee directors are eligible to receive:
•
an equity grant upon the director’s initial election or appointment to our Board of Directors consisting of (a) an option to purchase Class A Shares and (b) RSUs, having a combined grant date fair value of $600,000, determined with reference to the Black-Scholes value of a share, but no more than a total of 80,000 Class A Shares in the aggregate; and

•
if the director has served on our Board of Directors for at least six months as of the date of an annual meeting of shareholders, an equity grant on the date of the annual meeting consisting of (a) an option to purchase Class A Shares and (b) RSUs, having a combined grant date fair value of $300,000, determined with reference to the Black-Scholes value of a share, but no more than a total of 40,000 of Class A Shares in the aggregate.

Share options granted to our non-employee directors under the program have an exercise price equal to the fair market value of our Class A Shares on the date of grant and expire not later than ten years after the date of grant. The share options granted upon a director’s initial election or appointment vest and become exercisable (a) as to one-third of the shares on the first anniversary of the date of grant and (b) as to the remainder in twenty-four substantially equal monthly installments thereafter, generally subject to the director continuing in service through the applicable vesting date. The share options granted annually to directors vest and become exercisable in twelve substantially equal monthly installments following the date of grant, generally subject to the director continuing in service through the applicable vesting date. All unvested share options will vest in full upon the occurrence of a change in control.
RSUs granted to our non-employee directors under the program vest (a) as to initial awards, as to one-third of the RSUs subject to such award on each anniversary of the date of grant and (b) as to subsequent awards, as to 100% of the RSUs subject to such award on the anniversary of the date of grant, generally subject in each case to the director continuing in service through the applicable vesting date. All unvested RSUs will vest in full upon the occurrence of a change in control.
Other Compensation
In November 2023, we entered into a consulting agreement with Dr. Levy pursuant to which Dr. Levy provides scientific consulting services to us related to Kiniksa’s pipeline development strategy and the review and design of Kiniksa’s clinical trial protocols. Under the terms of the agreement, which was approved by all non-interested members of our Board of Directors, Dr. Levy agreed to provide consulting services for six months and was entitled to receive compensation of approximately $90,000,

Executive and Director Compensation

consisting of (i) $45,000 in cash via a one-time, upfront payment and (ii) fully vested RSUs representing the right to receive shares with an aggregate fair market value of approximately $45,000.
2023 DIRECTOR COMPENSATION TABLE

The following table sets forth in summary form information concerning the compensation that was earned by or paid to each of our non-employee directors in their capacity as members of our Board of Directors during the fiscal year ended December 31, 2023:
Name	Fees earned or paid in cash ($)	Share awards ($)(1)	Option awards ($)(1)	All other compensation ($)(2)	Total ($)
Felix J. Baker, Ph.D.	94,700	66,426	249,932	—	411,058
Stephen R. Biggar, M.D., Ph.D.	55,600	66,426	249,932	—	371,958
G. Bradley Cole	49,000	66,426	249,932	—	365,358
Richard S. Levy, M.D.	53,400	111,413	249,932	45,000	459,745
Thomas R. Malley	64,000	66,426	249,932	—	380,358
Tracey L. McCain	49,000	66,426	249,932	—	365,358
Kimberly J. Popovits	46,300	66,426	249,932	—	362,658
Barry D. Quart, Pharm.D(2)	56,193	66,426	249,932	—	372,551

(1)
Amounts reflect the grant date fair value of options and RSUs computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, rather than the amounts paid to or realized by the director. For Dr. Levy, amount reflects the grant date fair value of options and RSUs granted in respect of his service as a member of our Board of Directors ($249,932 and $66,426, respectively) and fully vested RSUs granted in respect of his consulting services ($44,987). We provide information regarding the assumptions used to calculate the value of share option and RSU awards in Note 11 to our consolidated financial statements included in our Annual Report filed with the SEC on February 28, 2024.

(2)
Amount for Dr. Levy reflects cash consulting fee paid pursuant to his consulting agreement with us, as described above under “Director Compensation—Other Compensation”.

(3)
In November 2023, our Board of Directors appointed Dr. Quart to our Science Committee. He received prorated cash compensation for his time served on such committee in 2023.

The following table sets forth the aggregate numbers of share options (exercisable and unexercisable) and RSUs held by our non-employee directors as of December 31, 2023. Refer to our “Outstanding Equity Awards at 2023 Fiscal Year-End” table for information regarding equity awards held by Mr. Patel as of December 31, 2023.
Name	Option awards(#)	RSU awards (#)
Felix J. Baker, Ph.D.	145,753	4,373
Stephen R. Biggar, M.D., Ph.D.	145,753	4,373
G. Bradley Cole	127,438	4,373
Richard S. Levy, M.D.	146,198	4,373
Thomas R. Malley	196,529	4,373
Tracey L. McCain	172,741	4,373
Kimberly J. Popovits	172,741	4,373
Barry D. Quart, Pharm.D	174,570	4,373

Executive and Director Compensation

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2023.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by security holders(2)	13,995,977(3)	$13.67(4)	4,558,165(5)
Equity compensation plans not approved by security holders	—	—	—
Total	13,995,977	$13.67	4,558,165

(1)
Pursuant to the terms of the 2018 Incentive Award Plan (the “2018 Plan”), the number of shares of Class A Shares available for issuance under the 2018 Plan automatically increases on each January 1 beginning in 2019 until and including January 1, 2028, by an amount equal to the lesser of: (a) 4% of the Class A Shares (on an as-converted basis) outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. Pursuant to the terms of the 2018 Employee Share Purchase Plan (the “2018 ESPP”), the number of Class A Shares available for issuance under the 2018 ESPP automatically increases on each January 1 beginning on 2019 until and including January 1, 2028, by an amount equal to the lesser of: (a) 1% of the Class A Shares (on an as-converted basis) outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors.

(2)
Consists of the 2015 Equity Incentive Plan (the “2015 Plan”), the 2018 Plan, and the 2018 ESPP.

(3)
Includes Class A Shares issuable upon exercise of 1,856,506 outstanding options to purchase Class A Shares under the 2015 Plan, 9,742,583 outstanding options to purchase Class A Shares under the 2018 Plan and 2,396,888 outstanding RSUs covering Class A Shares under the 2018 Plan.

(4)
As of December 31, 2023, the weighted-average exercise price of outstanding options under the 2015 Plan was $6.35 and the weighted-average exercise price of outstanding options under the 2018 Plan was $15.07. Such weighted-average exercise prices are calculated without taking into account outstanding RSUs.

(5)
As of December 31, 2023, a total of 4,030,035 Class A Shares were available for future issuance under the 2018 Plan and 528,130 Class A Shares were available for future issuance under the 2018 ESPP. On January 15, 2024, participants in the 2018 ESPP purchased 40,423 Class A Shares pursuant to its terms.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Class A Shares, Class A1 Shares, Class B Shares and Class B1 Shares, as of February 23, 2024, by:
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Class A Shares or Class B Shares;

•
each of our named executive officers and directors; and

•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 39,980,282 Class A Shares issued and outstanding, 1,795,158 Class B Shares issued and outstanding, 12,781,964 Class A1 Shares issued and outstanding, and 16,057,618 Class B1 Shares issued and outstanding, each as of February 23, 2024. For the purposes of the rules issued by the SEC, in computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, Common Shares subject to options or other rights held by such person that are currently exercisable or will become exercisable within sixty (60) days of February 23, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless noted otherwise, the address of all listed shareholders is c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, Massachusetts 02421. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.
Our Class B Shares are convertible into Class A Shares or Class B1 Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis. Accordingly, each holder of Class B Shares is deemed to be the beneficial owner of, in each case, an equal number of Class A Shares and Class B1 Shares, in addition to any other Class A Shares or Class B1 Shares beneficially owned by such holder.
Our Class A1 Shares are convertible into Class A Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class A1 Shares is deemed to be the beneficial owner of the number of Class A Shares that would result in such holder owning up to 4.99% of the issued and outstanding Class A Shares, in addition to any other Class A Shares beneficially owned by such holder.
Our Class B1 Shares are convertible into Class A Shares or Class B Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class B1 Shares is deemed to be the beneficial owner of the number of Class A Shares and Class B Shares, in each case, that would result in such holder owning up to 4.99% of our issued and outstanding Class A Shares, in addition to any other Class A Shares or Class B Shares beneficially owned by such holder.

Security Ownership of Certain Beneficial Owners and Management

	Class A Shares	Class A Shares %	Class A1 Shares	Class A1 Shares %	Class B Shares	Class B Shares %	Class B1 Shares	Class B1 Shares %	% of Annual Meeting voting power	% of Redomiciliation Meeting voting power
5% Shareholders
Entities affiliated with Blackrock, Inc.(1)	3,180,588	7.96%	—	—	—	—	—	—	5.49%	4.50%
Vanguard Group(2)	2,965,299	7.42%	—	—	—	—	—	—	5.12%	4.20%
Entities Affiliated with Dr. Robert Desnick(3)	1,268,063	3.17%	—	—	214,101	11.93%	214,101	1.32%	5.51%	2.10%
Entities Managed by Baker Bros. Advisors LP(4)	3,129,339	7.77%	12,781,964	100%	—	—	16,057,618	100%	5.38%	45.09%
Fairmount Funds Management LLC(5)	2,883,221	7.21%	—	—	—	—	—	—	4.98%	4.08%
Entities Affiliated with Hillhouse(6)	456,041	1.14%	—	—	—	—	—	—	*	*
Rubric Capital Management LP(7)	2,907,501	7.27%	—	—	—	—	—	—	5.02%	4.12%
Officers and Directors
Sanj K. Patel(8)	2,086,894	4.99%	—	—	1,526,160	85.02%	1,526,160	8.68%	29.02%	4.95%
John F. Paolini, M.D.(9)	683,118	1.68%	—	—	—	—	—	—	1.17%	*
Eben Tessari(10)	708,741	1.75%	—	—	—	—	—	—	1.21%	1.00%
Felix J. Baker, Ph.D.(4)(11)	3,171,339	7.88%	12,781,964	100%	—	—	16,057,618	100%	5.45%	45.24%
Stephen R. Biggar, M.D., Ph.D.(4)(12)	146,381	*	—	—	—	—	—	—	*	*
G. Bradley Cole(13)	128,066	*	—	—	—	—	—	—	*	*
Richard S. Levy(14)	149,603	*	—	—	—	—	—	—	*	*
Thomas R. Malley(15)	269,124	*	—	—	—	—	—	—	*	*
Tracey L. McCain(16)	173,369	*	—	—	—	—	—	—	*	*
Kimberly J. Popovits(17)	173,369	*	—	—	—	—	—	—	*	*
Barry D. Quart, Pharm. D.(18)	175,198	*	—	—	—	—	—	—	*	*
All current executive officers and directors as a group (14 persons)(19)	8,392,115	18.00%	12,781,964	100%	1,526,160	85.02%	16,057,618	100%	37.71%	49.38%
*
Less than one percent.

(1)
Blackrock, Inc. is the beneficial owner of such shares as a result of its controlling person relationship with the entities who hold such shares directly. Blackrock, Inc. has sole voting power over 3,070,053 Class A Shares and sole dispositive power over 3,180,588 Class A Shares. The principal business address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001. The foregoing information is based on a Schedule 13G filed on January 25, 2024.

(2)
Vanguard Fiduciary Trust Company (“Vanguard Trust”), a wholly-owned subsidiary of The Vanguard Group, Inc. (“Vanguard Group”), is the beneficial owner of 2,965,299 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Trust has shared voting power over 21,786 Class A Shares, sole dispositive power over 2,916,147 Class A Shares and shared dispositive power over 49,152 Class A Shares. The principal business address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The foregoing information is based on a Schedule 13G/A filed on February 13, 2024.

(3)
Consists of (a) 504,300 Class A Shares held by the Robert J. Desnick Revocable Trust of 2019 UAD 5/13/19 (the “Trust”), (b) 356,000 Class A Shares held by the Desnick / Herzig 2012 GST Trust UAD 10/23/12 (the “GST Trust”), (c) 84,120 Class A Shares held by the Desnick/Herzig 2012 Gift Trust UAD 10/23/12 (the “Gift Trust”), (d) 3,000 Class A Shares held by the Julie E. Herzig 2016 Revocable Trust UAD 9/1/16 (the “JEH Trust”), (e) 24,000 Class A Shares held by the Jonathan P. Desnick 2021 Trust UAD 5/29/21 (the “JPD Trust”), (f) 78,883 Class A Shares held by the Robert Desnick Roth IRA (the “Desnick Roth IRA”), (g) 214,101 Class B Shares held by the Desnick Roth IRA and (f) 3,659 Class A Shares that Dr. Robert Desnick has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options. Dr. Desnick has sole voting and dispositive control over the shares held by the Desnick Roth IRA. Dr. Edward Schuchman is the trustee of the GST Trust and the Gift Trust. However, Dr. Desnick also may direct the voting and disposition of the shares held by the GST Trust and Gift Trust. Dr. Desnick and his wife Julie Herzig Desnick are each trustees of the JEH Trust and the JPD Trust. The principal address of Dr. Desnick is 150 Bradley Place, Palm Beach, Florida 33480. The foregoing information is based on a DEF 14A filed on April 28, 2021 and information known to us.

Security Ownership of Certain Beneficial Owners and Management

(4)
Consists of (a) 2,719,343 Class A Shares held by Baker Brothers Life Sciences, L.P. (“BBLS”), (b) 117,726 Class A Shares held by 667, L.P. (“667” and with BBLS, the “Baker Funds”), (c) 11,638,314 Class A1 Shares held by BBLS, (d) 1,143,650 Class A1 Shares held by 667, (e) 14,658,102 Class B1 Shares held by BBLS, (f) 1,399,516 Class B1 Shares held by 667, (g) 141,381 Class A Shares that Felix J. Baker (a member of the Board of Directors) has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options, and (h) 141,381 Class A Shares that Stephen R. Biggar (a member of the Board of Directors) has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options. Baker Bros. Advisors LP (“the Advisor”) is the investment advisor to the Baker Funds and has the sole voting and investment power with respect to the securities held by the Baker Funds and thus may be deemed to beneficially own such securities. Baker Bros. Advisors (GP) LLC (the “Advisor GP”) is the sole general partner of the Advisor and thus may be deemed to beneficially own the securities held by the Baker Funds. The managing members of the Advisor GP are Julian C. Baker and Felix J. Baker, who may be deemed to beneficially own the securities held by the Baker Funds. Julian C. Baker, Felix J. Baker, the Advisor and the Advisor GP disclaim beneficial ownership of all shares held by the Baker Funds, except to the extent of their indirect pecuniary interest therein. The policy of the Baker Funds and the Advisor does not permit managing members of the Advisor GP or full-time employees of the Advisor to receive compensation for serving as directors of Kiniksa Bermuda, and the Baker Funds are instead entitled to the pecuniary interest in any compensation received for their service. Felix J. Baker and Stephen R. Biggar have no direct voting or dispositive power and no pecuniary interest in the share options. The Advisor, the Advisor GP, Felix J. Baker and Julian C. Baker may be deemed to be the beneficial owners of the securities of Kiniksa Bermuda held by the Baker Funds, and may be deemed to have the power to vote, or direct the vote of, and the power to dispose, or direct the disposition of, such securities. Felix J. Baker and Stephen R. Biggar disclaim beneficial ownership of such securities except to the extent of any pecuniary interest therein. The business address of the Advisor, the Advisor GP, Julian C. Baker and Felix J. Baker is 860 Washington Street, 3rd Floor, New York, NY 10014. The foregoing information is based on a Schedule 13D/A filed on July 28, 2020 and information known to us.

(5)
Consists of 2,883,221 Class A Shares held by Fairmount Healthcare Fund II LP. Fairmount Healthcare Fund II GP LLC is the general partner of Fairmount Healthcare Fund II LP. Fairmount Funds Management LLC (“Fairmount”) is the investment manager of Fairmount Healthcare Fund II LP. Fairmount and Fairmount Healthcare Fund II GP LLC have shared voting and dispositive power over the securities held by Fairmount Healthcare Fund II LP. Fairmount and Fairmount Healthcare Fund II GP LLC disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein. The address of each of the entities is 200 Barr Harbor Drive, Suite 400, West Conshohocken, Pennsylvania 19428. The foregoing information is based on a Schedule 13G filed on February 14, 2024 and information known to us.

(6)
Consists of 456,041 Class A Shares held directly by HHLR Fund L.P. (“Hillhouse Fund”). HHLR Advisors, Ltd (“Hillhouse”) acts as the sole investment manager of Hillhouse Fund. As a result, Hillhouse may be considered beneficial owner of the shares held by Hillhouse Fund. In January and February 2024, Hillhouse converted all of its outstanding Class A1 Shares and has not reported an updated total on the number of Class A Shares held since such conversions. The address of Hillhouse is #122, Windward 3 Building, Regatta Office Park, West Bay Road, Grand Cayman, Cayman Islands, KY1-9006. The foregoing is based on a Schedule 13G/A filed on February 14, 2024 and information known to us.

(7)
Rubric Capital Management LP (“Rubric”) is the investment adviser to certain investment funds and/or accounts that hold 2,907,501 Class A Shares (the “Rubric Funds”). David Rosen is the managing director of Rubric. As a result, Mr. Rosen and Rubric may be considered beneficial owners of the shares held by the Rubric Funds. The principal business address of Mr. Rosen and Rubric is 155 East 44th Street, Suite 1630, New York, NY 10017. The foregoing information is based on a Schedule 13G filed on February 12, 2024.

(8)
Consists of (a) 83,336 Class A Shares held by the Anglia 2013 Revocable Trust, u/d/t August 15, 2013 (the “Anglia Trust”) for which Mr. Patel is the beneficiary and trustee, (b) 109,795 Class A Shares held by the Marina 2016 Irrevocable Trust u/d/t June 23, 2016 for which Mr. Patel acts as trustee, (c) 52,516 Class A Shares held directly by Mr. Patel, (c) 1,526,160 Class B Shares held by the Anglia Trust, and (d) 1,841,247 Class A Shares that Mr. Patel has the right to acquire within 60 days following February 23, 2024 upon conversion of his Class B Shares or exercise of his share options or any combination thereof. In accordance with certain contractual arrangements entered into between Mr. Patel and Kiniksa, Mr. Patel would not be entitled to convert the Class B Shares held by the Anglia Trust into Class A Shares or exercise his share options without 61 days’ prior written notice to Kiniksa, if immediately following such conversion or exercise, he would beneficially own more than 4.99% of the issued and outstanding Class A Shares in addition to any other Class A Shares beneficially owned by him.

(9)
Consists of (a) 44,892 Class A Shares, and (b) 638,226 Class A Shares that Dr. Paolini has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options.

(10)
Consists of (a) 123,380 Class A Shares, and (b) 585,361 Class A Shares that Mr. Tessari has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options.

(11)
Includes (a) 19,840 shares held directly by Felix J. Baker, (b) 14,840 shares held by Julian C. Baker and (c) 7,320 shares held by FBB3 LLC (“FBB3”). Julian C. Baker and Felix J. Baker are the sole managers of FBB3 and by policy they do not transact in or vote the securities of Kiniksa Bermuda held by FBB3.

(12)
Includes 5,000 Class A Shares held directly by Stephen R. Biggar.

(13)
Consists of (a) 5,000 Class A Shares and (b) 123,066 Class A Shares that Mr. Cole has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options.

(14)
Consists of (a) 7,777 Class A Shares, and (b) 141,826 Class A Shares that Dr. Levy has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options.

Security Ownership of Certain Beneficial Owners and Management

(15)
Consists of (a) 5,000 Class A Shares, (b) 71,967 Class A Shares held by Mossrock Capital, LLC (“Mossrock”) and (c) 192,157 Class A Shares that Mr. Malley has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options. Mr. Malley is the president of Mossrock and may be deemed to beneficially own the shares owned by Mossrock. The address of Mossrock is 19 Martin Lane, Englewood, CO 80113.

(16)
Consists of (a) 5,000 Class A Shares and (b) 168,369 Class A Shares that Ms. McCain has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options.

(17)
Consists of (a) 5,000 Class A Shares and (b) 168,369 Class A Shares that Ms. Popovits has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options.

(18)
Consists of (a) 5,000 Class A Shares and (b) 170,198 Class A Shares that Dr. Quart has the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options.

(19)
Consists of (a) 3,459,880 Class A Shares, (b) 2,949,607 Class A Shares that all executive officers and directors as a group have the right to acquire within 60 days following February 23, 2024 pursuant to the exercise of share options, excluding share options held by Mr. Patel, and (c) 1,841,247 Class A Shares that Mr. Patel may acquire upon conversion of his Class B Shares or exercise of his share options or any combination thereof.

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

We maintain a written Related Person Transaction Policy and Procedures, setting forth policies and procedures for the review and approval or ratification of related person transactions. Under Item 404 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), we are required to disclose any transaction in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 and a related person has, had or will have a direct or indirect material interest. In reviewing and approving any such transaction, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction, and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions.
REGISTRATION RIGHTS

Our amended and restated investors’ rights agreement with certain of our shareholders, including certain executive officers, holders of 5% or more of a class of our voting shares and entities affiliated with certain of our directors, grants these shareholders specified registration rights with respect to Class A Shares held by them, including Common Shares issued or issuable upon conversion of any other class of our Common Shares convertible into, or options, warrants or other securities exercisable for, our Class A Shares. We refer to these Class A Shares as “registrable securities.” The registration of registrable securities as a result of the following rights being exercised would enable holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective.
Demand Registration Rights
If at any time the holders of a majority of the registrable securities request in writing that we effect a registration with respect to all or part of such registrable securities then outstanding, we may be required to register their shares. We are obligated to effect at most one registration in response to these demand registration rights. If the holders requesting registration intend to distribute their shares by means of an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.
Piggyback Registration Rights
If at any time we propose to register any of our Class A Shares under the Securities Act, subject to certain exceptions, the holders of registrable securities are entitled to notice of the registration and to include their registrable securities in the registration. If our proposed registration involves an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.
Form S-3 Registration Rights
If, at any time after we become entitled under the Securities Act to register our shares on a registration statement on Form S-3, 25% of the holders of the registrable securities then outstanding request in writing that we effect a registration with respect to registrable securities at an aggregate price to the

Certain Relationships

public in the offering of at least $5.0 million, we will be required to effect such registration on Form S-3 within 20 days after the date of such request. We will not be required to affect such a registration if, within the 12-month period immediately preceding the date of such request, we have already affected two registrations on Form S-3 for the holders of registrable securities.
Expenses
Ordinarily, other than underwriting discounts and commissions, we will be required to pay all expenses incurred by us related to any registration effected pursuant to the exercise of these registration rights. These expenses may include all registration and filing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements of a counsel for the selling shareholders and blue-sky fees and expenses.
Termination of Registration Rights
The registration rights terminate upon the earlier of the closing of a deemed liquidation event, as defined in our Bye-laws, or, with respect to the registration rights of an individual holder, when the holder can sell all of such holder’s registrable securities in a 90-day period without restriction under Rule 144 under the Securities Act.
ANNUAL BASE SALARY AND BONUS TARGET

In December 2023, our Compensation Committee raised annual base salaries and target bonus opportunities, as applicable, for our named executive officers for 2024 as described in the section entitled “Executive and Director Compensation.”
EQUITY INCENTIVE COMPENSATION

Our Compensation Committee approved and we granted share options and RSUs to our named executive officers as part of our biannual equity grants for 2023 and to our directors as described in the section entitled “Executive and Director Compensation.”
CASH INCENTIVE COMPENSATION

In December 2023, our Compensation Committee reviewed Kiniksa’s performance against the 2023 bonus goals and approved cash bonuses to our named executive officers for 2023 as described in the section entitled “Executive and Director Compensation.”
INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with all of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related investment funds) and executive officer to the fullest extent permitted by Bermuda law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of our company, arising out of such person’s services as a director or executive officer.

Redomiciliation Meeting Proposals to be Voted On

Redomiciliation Meeting Proposal No. 1-Approval of Scheme of Arrangement

We are seeking your approval at the Redomiciliation Meeting of a Scheme of Arrangement under Bermuda law that will effectively change the place of incorporation of Kiniksa’s principal holding company from Bermuda to the U.K.
As explained in more detail in the section titled “The Redomiciliation,” the Scheme of Arrangement on which we are asking you to vote will effect the Redomiciliation.
The Redomiciliation involves several steps. On April 9, 2024, Kiniksa Bermuda, the Bermuda company whose Common Shares you currently own, formed New Kiniksa, as a direct, wholly-owned subsidiary. On [   ], 2024, we petitioned the Supreme Court of Bermuda to order the calling of a meeting of holders of the Redomiciliation Meeting Voting Shares to approve the Scheme of Arrangement. On [   ], 2024, the Supreme Court of Bermuda ordered us to seek your approval of the Scheme of Arrangement. We will hold the Redomiciliation Meeting to approve the Scheme of Arrangement on [   ], 2024. If we obtain the necessary shareholder approval, the Supreme Court of Bermuda will hold the Sanction Hearing to sanction the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Supreme Court of Bermuda and the conditions to consummation of the Redomiciliation are satisfied (and we do not abandon the Redomiciliation), we will file the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies, at which time the Scheme of Arrangement will be effective. Various steps of the Redomiciliation will occur effectively simultaneously at the Redomiciliation Time, which we anticipate will be after the close of trading on Nasdaq on the day the Scheme of Arrangement becomes effective, and before the opening of trading on Nasdaq on the next trading day.
At the Redomiciliation Time, the following steps will occur effectively simultaneously:
➊
New Kiniksa will issue New Kiniksa Shares on a one-for-one basis to the holders of Common Shares that are to be cancelled;

➋
Kiniksa Bermuda will issue the New Kiniksa Common Share, being one (1) Class A Share to New Kiniksa (which will constitute all of Kiniksa Bermuda’s issued and outstanding shares following the Redomiciliation);

➌
All issued and outstanding Common Shares of Kiniksa Bermuda will be cancelled; and

➍
Kiniksa Bermuda undertakes to transfer all of its right, title and interest in its assets and assign or novate (as the case may be) its liabilities (if any) to New Kiniksa.

As a result of the Redomiciliation, (i) the holders of Class A Shares of Kiniksa Bermuda will become holders of Class A Ordinary Shares of New Kiniksa; (ii) the holders of Class A1 Shares of Kiniksa Bermuda will become holders of Class A1 Ordinary Shares of New Kiniksa and Kiniksa Bermuda; (iii) the holders of Class B Shares of Kiniksa Bermuda will become holders of Class B Ordinary Shares of New Kiniksa; (iv) the holders of Class B1 Shares of Kiniksa Bermuda will become holders of Class B1 Ordinary Shares of New Kiniksa; and (v) Kiniksa Bermuda will become a wholly owned subsidiary of New Kiniksa.
In connection with consummation of the Redomiciliation, New Kiniksa will assume the sponsorship of, and all rights and obligations under, KNSA Equity Incentive Plans, including all awards outstanding under the KNSA Equity Incentive Plans, such that New Kiniksa Shares will be issued in lieu of Common Shares of Kiniksa Bermuda upon the exercise of any share options or the vesting of any awards under the KNSA Equity Incentive Plans. The KNSA Equity Incentive Plans, and the award agreements evidencing outstanding awards under the KNSA Equity Incentive Plans, will be amended in accordance with their respective terms to the extent necessary to reflect the Redomiciliation and New Kiniksa’s assumption of sponsorship and all rights and obligations under the KNSA Equity Incentive Plans.

REDOMICILIATION MEETING PROPOSALS TO BE VOTED ON

As of [      ], 2024, there were [   ] Class A Shares, [   ] Class A1 Shares, [   ] Class B Shares and [   ] Class B1 Shares of Kiniksa Bermuda issued and outstanding. In addition, there were [   ] Class A Shares underlying grants outstanding under the KNSA Equity Incentive Plans and [   ] Class A Shares available for issuance pursuant to future grants under the KNSA Equity Incentive Plans.
The information contained in this proxy statement in respect of the Scheme of Arrangement and the Redomiciliation (as defined in this proxy statement) are intended to comply with the requirements of Section 100 of the Companies Act 1981 of Bermuda and constitute an explanatory statement.
VOTE REQUIRED

The Scheme of Arrangement requires the affirmative vote of a majority in number of the Redomiciliation Meeting Shareholders present and voting at the Redomiciliation Meeting, whether in person or by proxy, representing 75% or more in value of the Redomiciliation Meeting Voting Shares, whether in person or by proxy and voting together as a single class of shareholder.
The number of Redomiciliation Meeting Shareholders will be determined in accordance with the order of the Supreme Court ordering the Redomiciliation Meeting.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the Scheme of Arrangement.
Redomiciliation Meeting Proposal No. 2-Approval of Motion to Adjourn Redomiciliation Meeting

If there are insufficient votes at the time of the Redomiciliation Meeting to approve the Scheme of Arrangement (Redomiciliation Meeting Proposal No. 1), Kiniksa Bermuda may propose to adjourn or postpone the Redomiciliation Meeting for the purpose of soliciting additional votes to approve the Scheme of Arrangement. In the event there are present, in person or by proxy, sufficient votes by the Redomiciliation Meeting Shareholders to approve the Scheme of Arrangement, Kiniksa Bermuda does not anticipate that it will adjourn or postpone the Redomiciliation Meeting. Unless the Redomiciliation Meeting is adjourned to a specific date, place and time announced at the time of adjournment or postponement, fresh notice of the date place and time for the resumption of the adjourned meeting shall be given to each shareholder entitled to vote at the Redomiciliation Meeting. Any adjournment or postponement of the Redomiciliation Meeting for the purpose of soliciting additional votes to approve the Scheme of Arrangement will allow the Redomiciliation Meeting Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Redomiciliation Meeting, as adjourned or postponed.
VOTE REQUIRED

The affirmative vote of the holders of a majority of the votes of Redomiciliation Meeting Voting Shares cast in person or by proxy is required to approve Redomiciliation Meeting Proposal No. 2 for the adjournment or postponement of the Redomiciliation Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Redomiciliation Meeting to approve the Scheme of Arrangement.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the proposal to approve a motion to adjourn the Redomiciliation Meeting for the purposes of soliciting additional votes to approve the Scheme of Arrangement if there are insufficient votes at the time of the Redomiciliation Meeting to approve the Scheme of Arrangement.

The Redomiciliation

The Redomiciliation will effectively change the place of incorporation of the company whose shares you own from Bermuda to the U.K.
As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote will effect the Redomiciliation.
BACKGROUND AND REASONS FOR THE REDOMICILIATION

Kiniksa Bermuda was incorporated in Bermuda in 2015. At that time, Bermuda was chosen as a favorable jurisdiction due to its well-developed and understood legal system and favorable tax environment. Bermuda was selected over other jurisdictions affording similar attributes in part due to its proximity to the U.S. and the U.S. public equity market’s comfort level with Bermuda companies. Kiniksa Bermuda was taken public in 2018, and our Class A Shares are now traded on Nasdaq.
We have decided that Bermuda is no longer the most desirable jurisdiction for our principal holding company’s place of incorporation for several reasons, including because of global tax initiatives of the OECD and recent tax law changes in Bermuda. Additionally, it is possible that there could be legislative and regulatory proposals in jurisdictions in which we operate that could be detrimental to companies that are domiciled in Bermuda.
We have reviewed a number of alternative jurisdictions with our Board of Directors and outside advisers, including the U.S., where our parent company has never been incorporated or tax resident. A move to the U.S. was rejected because it would likely significantly increase Kiniksa’s global effective tax rate, resulting in significant declines in future earnings, which would adversely impact our shareholders. We determined instead that moving the principal holding company of the group from Bermuda to a country with more expansive tax treaties globally would likely be in the best interests of our shareholders, employees and other stakeholders in the longer-term, and we believe that moving the place of incorporation and tax residence of the group’s principal holding company to the U.K. in this manner is the best available option. The U.K. offers a stable long-term legal and regulatory environment for Kiniksa. In reaching this decision we considered the following additional factors:
•
Kiniksa’s presence in the U.K. dates back to 2018 when Kiniksa Pharmaceuticals (UK), Ltd. was formed as a subsidiary of Kiniksa Bermuda. This U.K. operating company employs a number of our key employees, and we are comfortable doing business in the U.K.

•
The U.K. possesses robust legal, accounting and financial industries, which will be integral to our future success.

•
The U.K., like Bermuda, is a common law jurisdiction, which we consider to be less prescriptive than many civil law jurisdictions. As a result, we believe the U.K.’s legal system to be more flexible, predictable and familiar to Kiniksa Bermuda than a civil law system.

•
The regulatory environment in the U.K. is broadly favorable for the biopharmaceutical industry.

•
Changing the place of incorporation of the group’s principal holding company to the U.K. will provide a continuity of legal rights for our shareholders on substantially the same grounds as they enjoy in Bermuda.

We cannot assure you that the anticipated benefits of the Redomiciliation from Bermuda to the U.K. will be realized. Despite the potential benefits described above, the Redomiciliation will expose you and us to some risks.
These risks include the following:
•
your rights as a shareholder will change because of differences between Bermuda law and English law and between the governing documents of Kiniksa Bermuda and New Kiniksa (for a

The Redomiciliation

description of these differences, please see “Comparison of Rights of Shareholders and Powers of the Board of Directors”);
•
the market for Class A Ordinary Shares may differ from the market for the Class A Shares;

•
no assurances can be provided with respect to our effective tax rate following the Redomiciliation;

•
the Redomiciliation will result in additional direct and indirect costs, even if it is not completed;

•
we may choose to abandon or delay the Redomiciliation;

•
increased shareholder voting requirements in the U.K. will reduce our flexibility relating to our ability to issue new shares; and

•
a future transfer of New Kiniksa Shares outside of DTC (as defined below), after the Redomiciliation may be subject to U.K. stamp taxes.

Please see the discussion under “Risk Factors.” Our Board of Directors has considered both the potential advantages of the Redomiciliation and these risks and has unanimously approved the Scheme of Arrangement and recommended that the shareholders vote for the Scheme of Arrangement.
AMENDMENT, TERMINATION OR DELAY

Subject to U.S. securities law constraints, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its adoption by the Redomiciliation Meeting Shareholders at the Redomiciliation Meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by the Redomiciliation Meeting Shareholders without obtaining that approval.
At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Kiniksa Bermuda and New Kiniksa. Kiniksa Bermuda may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Supreme Court of Bermuda may think fit to approve or impose.
Our Board of Directors may terminate the Scheme of Arrangement and abandon the Redomiciliation, or delay the Redomiciliation, at any time prior to the effectiveness of the Scheme of Arrangement without obtaining the approval of the Redomiciliation Meeting Shareholders, even though the Scheme of Arrangement may have been approved by the Redomiciliation Meeting Shareholders and sanctioned by the Supreme Court of Bermuda and all other conditions to the Redomiciliation may have been satisfied.
Unless the Scheme of Arrangement has become effective on or before nine (9) months from the date the Supreme Court of Bermuda order sanctioning the Scheme of Arrangement is filed with the Registrar of Companies in Bermuda or such later date, if any, as Kiniksa Bermuda may agree and the Supreme Court of Bermuda may allow, the Scheme of Arrangement will lapse by its terms and not come into effect.
CONDITIONS TO CONSUMMATION OF THE REDOMICILIATION

The Redomiciliation will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:
•
the Scheme of Arrangement is approved by the requisite vote of shareholders of Kiniksa Bermuda;

•
the requisite court order sanctioning the Scheme of Arrangement is obtained from the Supreme Court of Bermuda;

•
the Class A Ordinary Shares in the capital of New Kiniksa to be issued pursuant to the Redomiciliation are authorized for listing on Nasdaq, subject to official notice of issuance;

The Redomiciliation

•
all current and governmental authorizations that are necessary, desirable or appropriate in connection with the Redomiciliation and related transactions are obtained on terms acceptable to Kiniksa and are in full force and effect; and

•
Kiniksa receives an opinion from an internationally recognized outside tax advisor in form and substance reasonably satisfactory to it, confirming that the Redomiciliation should qualify as a “tax-free F reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

COURT SANCTION OF THE SCHEME OF ARRANGEMENT

Pursuant to Section 99 of the Bermuda Companies, the Scheme of Arrangement must be sanctioned by the Supreme Court in Bermuda. This requires Kiniksa Bermuda to file a petition (the “Petition”) for the Scheme of Arrangement with the Supreme Court of Bermuda. Prior to the making of this proxy statement available to Redomiciliation Meeting Shareholders, Kiniksa Bermuda obtained directions from the Supreme Court of Bermuda providing for the convening of a Kiniksa Bermuda shareholders’ meeting and other procedural matters regarding the Redomiciliation Meeting and the Supreme Court of Bermuda proceeding, including a date upon which the Supreme Court of Bermuda will hear the Petition. A copy of the Bermuda Supreme Court’s directions is attached as Annex C to this proxy statement. At the Redomiciliation Meeting, Redomiciliation Meeting Shareholders will be asked to approve the Scheme of Arrangement. If the Redomiciliation Meeting Shareholders approve the Scheme of Arrangement, then Kiniksa Bermuda will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement attached as Annex A in its entirety for a complete description of its terms and conditions. Subject to Redomiciliation Meeting Shareholders approving the Scheme of Arrangement with the vote required by the Bermuda Companies Act, a Sanction Hearing will be required to hear the Petition and sanction the Scheme of Arrangement. At the Sanction Hearing, the Supreme Court of Bermuda may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Kiniksa Bermuda and New Kiniksa. Kiniksa Bermuda may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the Redomiciliation Meeting Shareholders which the Supreme Court of Bermuda may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Supreme Court of Bermuda will determine, among other things, whether the Scheme of Arrangement is fair to our shareholders.
We expect the Sanction Hearing to be held at a time and date to be determined at the Supreme Court of Bermuda in Hamilton, Bermuda. The date of the Sanction Hearing will be publicly announced prior to the date of the hearing. If you are a Redomiciliation Meeting Shareholder who wishes to appear in person or be represented at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court of Bermuda has wide discretion to hear from interested parties. Kiniksa will not object to a Redomiciliation Meeting Shareholder’s appearance or participation at the Sanction Hearing.
Should you wish to participate at the Sanction Hearing as set forth above, Kiniksa Bermuda encourages you to adopt one of the below noted procedures:
•
appearing in person at the Supreme Court, having notified Kiniksa Bermuda’s legal counsel 48 hours in advance of your intention to do so by e-mailing or telephoning Jennifer Panchaud or Christian Luthi of Conyers Dill & Pearman: jennifer.panchaud@conyers.com and/or Christian.luthi@conyers.com +1 441 295 1422. You will in such circumstances be requested to provide an affidavit setting out the evidence upon which you seek to rely at the hearing;

•
filing an affidavit with the Supreme Court at least 48 hours prior to the date of the hearing of the petition to sanction setting out your reasons for objecting. At the same time as filing the affidavit, you should serve a copy of the affidavit on Kiniksa Bermuda by leaving the same at the office of Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, Hamilton HM11, Bermuda, Attention: Christian Luthi and Jennifer Panchaud; or

•
instructing counsel to appear on your behalf before the Supreme Court, such counsel to provide notice of their intention to appear to Conyers Dill & Pearman Limited to the attention of Christian

The Redomiciliation

Luthi and Jennifer Panchaud at least 48 hours prior to the sanction hearing and at the same time providing a copy of the evidence upon which counsel shall seek to rely set out in an affidavit.
In accordance with its terms, the Scheme of Arrangement will become effective as soon as a copy of the Order of the Supreme Court of Bermuda sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies of Bermuda as required by Section 99 of the Bermuda Companies Act. Please see “—Conditions to Consummation of the Redomiciliation” for more information on the conditions to the Redomiciliation.
Once the Scheme of Arrangement is effective, the Supreme Court of Bermuda will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time must notify Kiniksa Bermuda in writing of its intention at least five (5) business days prior to commencing a new proceeding. After the effective time of the Scheme of Arrangement, no shareholder may commence a proceeding against New Kiniksa or Kiniksa Bermuda in respect of or arising from the Scheme of Arrangement except to enforce its rights under the Scheme of Arrangement where a party has failed to perform its obligations under the Scheme of Arrangement.
When under any provision of the Scheme of Arrangement a matter is to be determined by Kiniksa Bermuda, after the effective time, then Kiniksa Bermuda will have discretion to interpret those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.
Kiniksa Bermuda may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the Redomiciliation Meeting Shareholders that the Supreme Court determines to approve or impose.
FEDERAL SECURITIES LAW CONSEQUENCES; RESALE RESTRICTIONS

The issuance of New Kiniksa Shares to Kiniksa Bermuda’s shareholders in connection with the Redomiciliation will not be registered under the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to sanction the Scheme of Arrangement, the Supreme Court of Bermuda will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to our shareholders. We expect the Supreme Court of Bermuda to set the date and time for the Sanction Hearing, which will be held at the Supreme Court of Bermuda in Hamilton, Bermuda. The date of the Sanction Hearing will be publicly announced prior to the date of the hearing. The New Kiniksa Shares issued to our shareholders in connection with the Redomiciliation will be freely transferable, except for restrictions applicable to certain “affiliates” of Kiniksa Bermuda under the Securities Act, as follows:
•
Persons who were not affiliates of Kiniksa Bermuda at the Redomiciliation Time and have not been affiliated within 90 days prior to such time will be permitted to sell any New Kiniksa Shares received in the Redomiciliation pursuant to Rule 144.

•
Persons who were affiliates of Kiniksa Bermuda at the Redomiciliation Time or were affiliates within 90 days prior to such time will be permitted to resell any New Kiniksa Shares they receive pursuant to the Redomiciliation in the manner permitted by Rule 144.

•
Persons whose shares of Kiniksa Bermuda are subject to transfer restrictions under the Securities Act will receive shares of New Kiniksa that are subject to the same restrictions.

In computing the holding period of the New Kiniksa Shares for the purpose of Rule 144(d), such persons will be permitted to “tack” the holding period of their Kiniksa Bermuda shares held prior to the Redomiciliation Time.

The Redomiciliation

Persons who may be deemed to be affiliates of Kiniksa Bermuda and New Kiniksa for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Kiniksa Bermuda and New Kiniksa, and would generally not include shareholders who are not executive officers, directors or significant shareholders of Kiniksa Bermuda and New Kiniksa.
We have not filed a registration statement with the SEC covering any resales of the New Kiniksa Shares to be received by our shareholders in connection with the Redomiciliation. New Kiniksa will file certain post-effective amendments to existing effective registration statements of Kiniksa Bermuda concurrently with the completion of the Redomiciliation.
Upon consummation of the Redomiciliation, the ordinary shares of New Kiniksa will be deemed to be registered under Section 12(b) of Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.
EFFECTIVE DATE AND REDOMICILIATION TIME

If the Scheme of Arrangement is approved by the Redomiciliation Meeting Shareholders and sanctioned by the Supreme Court of Bermuda and the other conditions to the consummation of the Redomiciliation are satisfied (and we do not abandon the Redomiciliation), the Scheme of Arrangement will become effective upon our filing of the order of the Supreme Court of Bermuda sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies. Various steps of the Redomiciliation will occur effectively simultaneously at the Redomiciliation Time, which we anticipate will be after the close of trading on Nasdaq on the day the Scheme of Arrangement becomes effective, and before the opening of trading on Nasdaq on the next trading day. We currently expect to complete the Redomiciliation in the second half of 2024.
In the event the conditions to the Redomiciliation are not satisfied, the Redomiciliation may be abandoned or delayed, even after approval by the Redomiciliation Meeting Shareholders and the sanction of the Supreme Court of Bermuda. In addition, the Redomiciliation may be abandoned or delayed by our Board of Directors at any time prior to the Scheme of Arrangement becoming effective, even though the Scheme of Arrangement may have been adopted by the Redomiciliation Meeting Shareholders and sanctioned by the Supreme Court of Bermuda and all other conditions to the Redomiciliation may have been satisfied. Please see “—Amendment, Termination or Delay.”
MANAGEMENT OF NEW KINIKSA

When the Redomiciliation is completed, the executive officers and directors of Kiniksa Bermuda immediately prior to the completion of the Redomiciliation will be the executive officers and directors of New Kiniksa. The duration of the terms of office of the directors of New Kiniksa, including the date on which they are next subject to reelection at an annual general meeting, will be the same as those applicable to them at that time in respect of their directorships of Kiniksa Bermuda.
DEEDS OF INDEMNIFICATION

Section 98 of the Bermuda Companies Act (“Section 98”) provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty or which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers, and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act.
Kiniksa Bermuda’s Bye-laws currently provide the directors and officers with certain indemnification and expense advancement rights.
Upon the completion of the Redomiciliation, we expect that New Kiniksa’s articles of association will provide similar indemnification and expense advancement rights. New Kiniksa will enter into deeds of

The Redomiciliation

indemnification (the “indemnification agreements”) with each of the directors of New Kiniksa and its Secretary that will provide for indemnification and expense advancement (except in cases where New Kiniksa or any of its subsidiaries is proceeding against the indemnitee) and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. We expect that these indemnification agreements will provide for rights to indemnification substantially similar to those currently provided to the directors and officers of Kiniksa Bermuda, with the primary differences being such modifications as are necessary to account for limitations on the ability of a U.K. company to indemnify its directors or its Secretary and to provide protections in respect of the indemnitee’s service to Kiniksa Bermuda prior to the Redomiciliation. For information on the limitations on the ability of a U.K. company to indemnify its directors or its Secretary, please see “Indemnification of Directors and Officers; Insurance.”
INTERESTS OF CERTAIN PERSONS IN THE REDOMICILIATION

Except for the indemnification agreements described above, no person who has been a director or executive officer of Kiniksa Bermuda at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Redomiciliation, except for any interest arising from his or her ownership of securities of Kiniksa and his or her outstanding equity awards. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of shares of Kiniksa Bermuda.
REGULATORY MATTERS

We are not aware of any other governmental approvals or actions that are required to complete the Redomiciliation other than compliance with U.S. federal and state securities laws and Bermuda and U.K. corporate law. We do not believe that any significant regulatory approvals will be required to effect the Redomiciliation.
NO APPRAISAL RIGHTS

Under Bermuda law, none of the shareholders of Kiniksa Bermuda has any right to an appraisal of the value of their shares or payment for them in connection with the Redomiciliation.
EXCHANGE OF SHARES

Assuming that the Redomiciliation becomes effective, if you hold your Common Shares in uncertificated book-entry form or through DTC at the Redomiciliation Time, which we anticipate will be after the close of trading on Nasdaq on the day the Scheme of Arrangement becomes effective, and before the opening of trading on Nasdaq on the next trading day, your Common Shares will be cancelled and New Kiniksa Shares will be issued without any action on your part.
If you hold any Class A Shares directly in certificated form and the Redomiciliation becomes effective, soon after the Redomiciliation Time the Class A Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Common Share certificates and to apply for share certificates evidencing your ownership in New Kiniksa. The letter of transmittal will contain instructions explaining the procedure for surrendering Common Share certificates and applying for share certificates evidencing your ownership in New Kiniksa. You should not return share certificates with the enclosed proxy card for the Redomiciliation Meeting.
If you hold any Class A1 Shares, Class B1 Shares or Class B Shares in certificated or uncertificated form, your Class A1 Shares, Class B1 Shares or Class B Shares, as applicable, will be cancelled and New Kiniksa Class A1 Ordinary Shares, Class B1 Ordinary Shares or Class B Ordinary Shares will be issued without any action on your part.
Any certificates in respect of any Common Shares will automatically be cancelled pursuant to the Scheme of Arrangement.
DIVIDEND POLICY

We have never declared or paid any cash dividends on our Common Shares. We intend to retain all of our future earnings, if any, to finance the operation and expansion of our business and do not anticipate

The Redomiciliation

paying any cash dividends in the foreseeable future. Any future payment of dividends will be determined by our Board of Directors, which may take into account several factors, including general economic conditions, our financial condition and results of operations, available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax and regulatory restrictions, the implications of the payment of dividends by us to our shareholders and any other factors that our Board of Directors may deem relevant.
Under English law, dividends must be paid out of “distributable reserves,” which New Kiniksa will not have immediately following the Redomiciliation Time but which we are taking steps to create. Please see “Description of New Kiniksa Shares—Dividends.”
For a description of the U.K. tax rules relating to dividends, please see “Certain United States, United Kingdom and Bermuda Tax Considerations.”
STOCK EXCHANGE LISTING

Class A Shares are currently listed on Nasdaq. There is currently no established public trading market for the ordinary shares of New Kiniksa. We intend to make application so that, immediately following the Redomiciliation Time, the Class A Ordinary Shares of New Kiniksa will be listed on Nasdaq under the symbol “KNSA,” the same symbol under which the Class A Shares are currently listed. We do not plan to list our shares on the London Stock Exchange at the present time.
ACCOUNTING TREATMENT OF THE REDOMICILIATION

Under U.S. GAAP, the Redomiciliation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Kiniksa Bermuda will be reflected at their historical carrying amounts in the accounts of New Kiniksa at the Redomiciliation Time.

Certain United States, United Kingdom and Bermuda Tax Considerations

The information presented under the caption “U.S. Federal Income Tax Considerations” below is a discussion of the material U.S. federal income tax consequences to U.S. Holders (as defined below) of the Redomiciliation and of holding and disposing of the New Kiniksa Shares received in the Redomiciliation. The information presented under the caption “U.K. Tax Considerations” is a discussion of the material U.K. tax consequences of the Redomiciliation and of holding and disposing of the New Kiniksa Shares. The information presented under the caption “Bermuda Tax Considerations” is a discussion of the material Bermuda tax consequences of the Redomiciliation.
You should consult your tax adviser regarding the applicable tax consequences to you of the Redomiciliation and investing in the New Kiniksa Shares under the laws of the U.S. (federal, state and local), U.K., Bermuda and any other applicable foreign jurisdiction.
U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following are the material U.S. federal income tax consequences to U.S. Holders of the Redomiciliation and of holding and disposing of New Kiniksa Shares. The effects of any applicable state or local laws, or other U.S. federal tax laws such as estate and gift tax laws, or the Medicare contribution tax on net investment income or the alternative minimum tax, are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, judicial decisions, published rulings and administrative pronouncements of the U.S. Internal Revenue Service, or the IRS, all as in effect as of the date hereof. All of the foregoing authorities are subject to change, which change could apply retroactively and could affect the tax consequences described below. This discussion does not purport to be a comprehensive description of all tax considerations that may be relevant to a particular person’s decision to continue to hold or dispose of New Kiniksa Shares.
This discussion applies only to U.S. Holders that hold their Kiniksa Bermuda shares and will hold their New Kiniksa Shares as capital assets for U.S. federal income tax purposes. The following discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances or to holders subject to particular rules, including, without limitation:
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U.S. expatriates and certain former citizens or long-term residents of the United States;

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persons whose functional currency is not the U.S. dollar;

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persons holding our shares as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

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banks, insurance companies and other financial institutions;

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real estate investment trusts or regulated investment companies;

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brokers, dealers or traders in securities, commodities or currencies;

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S corporations or entities or arrangements treated as partnerships for U.S. federal income tax purposes;

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tax-exempt organizations or governmental organizations;

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individual retirement accounts or other tax deferred accounts;

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persons who acquired our shares pursuant to the exercise of any employee share option or otherwise as compensation;

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a holder of Kiniksa Bermuda shares who, at any time prior to or on the date of the Redomiciliation, and a holder of New Kiniksa Shares immediately thereafter who, owned or will own 5% or more of the total voting power or total value of the shares of Kiniksa Bermuda or New Kiniksa (as applicable) directly, indirectly or constructively;

Certain United States, United Kingdom and Bermuda Tax Considerations

•
persons subject to special tax accounting rules as a result of any item of gross income with respect to our shares being taken into account in an applicable financial statement;

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persons that hold our shares through a permanent establishment or fixed base outside the United States; and

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a U.S. Holder who is also resident or ordinarily resident in U.K. for U.K. tax purposes or who is otherwise subject to U.K. income tax or capital gains tax with respect to our shares;

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persons deemed to sell our shares under the constructive sale provisions of the Code.

We believe we are likely classified as a “controlled foreign corporation” for U.S. federal income tax purposes, and therefore, if you are a U.S. shareholder owning 10% or more of our shares by vote or value directly, indirectly or constructively, the U.S. federal income tax consequences to you of owning our shares may be significantly different than those described below. If you own 10% or more of our shares by vote or value directly, indirectly or constructively, you should consult your tax advisors regarding the U.S. federal income tax consequence of your investment in our shares.
A “U.S. Holder” is a holder who as a result of the Redomiciliation is a beneficial owner of New Kiniksa Shares and for U.S. federal income tax purposes is or is treated as any of the following:
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an individual who is a citizen or resident of the United States;

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a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust that (1) is subject to the supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

If you are an entity or arrangement classified as a partnership for U.S. federal income tax purposes that holds our shares, your tax treatment generally will depend on your status, the activities of the partnership and certain determinations made at the partner level. Partnerships holding our shares and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences applicable to them.
U.S. Holders should consult their tax advisers concerning the U.S. federal, state, local and foreign tax consequences of the Redomiciliation and of owning and disposing of New Kiniksa Shares in their particular circumstances.
Tax Consequences of the Redomiciliation
In connection with the Redomiciliation, Kiniksa Bermuda will make an election (the “Election”) to be treated after the Redomiciliation as a “disregarded entity” for U.S. federal income tax purposes and/or liquidate. It is expected that the Redomiciliation (which, for purposes of this section, includes the Election and/or liquidation) should be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and that Kiniksa Bermuda and New Kiniksa will each be a party to that reorganization within the meaning of Section 368(b) of the Code, and the discussion below assumes that the Redomiciliation will be so treated. Neither Kiniksa Bermuda nor New Kiniksa intends to obtain a ruling from the IRS on the tax consequences of the Redomiciliation.
Tax Consequences to Kiniksa Bermuda and New Kiniksa
It is expected that neither Kiniksa Bermuda nor New Kiniksa will recognize any gain or loss for U.S. federal income tax purposes as a result of the Redomiciliation.
Tax Consequences to U.S. Holders
It is expected that a U.S. Holder who receives New Kiniksa Shares in the Redomiciliation will not recognize any gain or loss solely as a result of the Redomiciliation; provided that, such conclusion is

Certain United States, United Kingdom and Bermuda Tax Considerations

not free from doubt with respect to any U.S. Holder that has owned shares in Kiniksa Bermuda at any time during which Kiniksa Bermuda was a PFIC (as defined below). Such U.S. Holder will have an adjusted tax basis in the New Kiniksa Shares received in the Redomiciliation equal to the adjusted tax basis of the Kiniksa Bermuda shares surrendered by that holder in the Redomiciliation. The holding period for the New Kiniksa Shares received in the Redomiciliation will include the holding period for the Kiniksa Bermuda shares surrendered therefor.
Tax Consequences of Owning and Disposing of New Kiniksa Shares
Taxation of Distributions
The discussion in this section “Taxation of Distributions” is subject to the discussion regarding passive foreign investment companies below. As discussed above under “The Redomiciliation—Dividend Policy,” we do not currently anticipate paying cash dividends within the foreseeable future. In the event we do pay dividends, the gross amount of any distribution to you with respect to New Kiniksa Shares will be included in your gross income as dividend income when actually or constructively received to the extent that the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent the amount of the distribution exceeds our current and accumulated earnings and profits, it will be treated first as a return of your tax basis in New Kiniksa Shares, and to the extent the amount of the distribution exceeds your tax basis, the excess will be taxed as capital gain as described in the section “Taxation of Disposition of New Kiniksa Shares” below. We do not intend to calculate our earnings and profits under U.S. federal income tax principles. Therefore, a U.S. Holder should expect that distributions will generally be reported as ordinary dividend income for such purposes. Dividends we pay to corporate U.S. holders will not be eligible for the dividends-received deduction available to corporations in respect of dividends received from U.S. corporations.
Subject to certain limitations, dividends paid by qualified foreign corporations to certain non-corporate U.S. Holders may be taxable at preferential tax rates. A non-U.S. corporation is generally treated as a qualified foreign corporation (i) with respect to dividends paid on stock that is readily tradable on a securities market in the United States, such as the Nasdaq, on which New Kiniksa Class A Ordinary Shares will be listed or (ii) if it is eligible for benefits under a comprehensive U.S. income tax treaty which the U.S. Treasury Department has determined is satisfactory for these purposes and which includes an exchange of information program. However, the preferential tax rates discussed above will not apply if we are treated as a passive foreign investment company with respect to the U.S. Holder for the taxable year in which a dividend is paid or the preceding taxable year. Non-corporate U.S. Holders should consult their tax advisers regarding the availability of the reduced tax rate on dividends. Dividends will be included in a U.S. Holder’s income on the date of the U.S. Holder’s receipt of the dividend.
Taxation of Disposition of New Kiniksa Shares
The discussion in this section “Taxation of Disposition of New Kiniksa Shares” is subject to the discussion regarding passive foreign investment companies below. You will recognize gain or loss on any sale or other taxable disposition of New Kiniksa Shares equal to the difference between the amount realized (in U.S. dollars) on the disposition and your tax basis (in U.S. dollars) in New Kiniksa Shares. Any such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if you have held our shares for more than one year at the time of the disposition. Otherwise, such gain or loss will be short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. Holders, including individuals, generally will be taxable at reduced rates. The deductibility of capital losses is subject to limitations. Any such gain or loss you recognize generally will be treated as U.S. source income or loss for foreign tax credit limitation purposes. You should consult your tax advisor regarding the proper treatment of gain or loss in your particular circumstances.
Passive Foreign Investment Company Rules
PFIC Tax Consequences:
The treatment of U.S. Holders as described above in this Section “Tax Consequences of Owning and Disposing of New Kiniksa Shares” could be materially different if we are or were treated as a passive

Certain United States, United Kingdom and Bermuda Tax Considerations

foreign investment company (“PFIC”) for U.S. federal income tax purposes and depends on tax elections made by the applicable U.S. Holder in the year in which it is or was determined to be a PFIC.
A non-U.S. corporation will be classified as a PFIC for any taxable year in which, after applying certain look-through rules, either:
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at least 75% of its gross income for such taxable year is passive income; or

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at least 50% of the value of its assets (based on an average of the quarterly values of the assets during a taxable year) is attributable to assets that produce or are held for the production of passive income.

For purposes of the above calculations, if a non-U.S. corporation owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, it will be treated as if it (i) held a proportionate share of the assets of such other corporation and (ii) received directly a proportionate share of the income of such other corporation. Passive income generally includes dividends, interest, rents, royalties and capital gains, but generally excludes rents and royalties which are derived in the active conduct of a trade or business and which are received from a person other than a related person.
A separate determination must be made each taxable year as to whether we are a PFIC (after the close of each such taxable year). Because the value of our assets for purposes of the asset test will generally be determined by reference to the aggregate value of our outstanding shares, our PFIC status will depend in large part on the market price of our shares, which may fluctuate significantly. In addition, our PFIC status may be affected by changes in the composition of our income or assets.
If we are classified as a PFIC in any year with respect to which a U.S. Holder owns our shares, we will be treated as a PFIC with respect to such U.S. Holder in such year and in all succeeding years during which the U.S. Holder owns our shares, regardless of whether we continue to meet the tests described above unless (i) we cease to be a PFIC and the U.S. Holder has made a “deemed sale” election or other purging election under the PFIC rules, (ii) the U.S. Holder has a valid mark-to-market election in effect (as described below) or (iii) the U.S. Holder makes a QEF Election (defined below) with respect to all taxable years in which we are a PFIC during such U.S. Holder’s holding period or makes a purging election to cause a deemed sale of the PFIC shares at their fair market value in conjunction with a QEF Election (see discussion below regarding such elections) (clauses (i)-(iii) “PFIC Elections”).
For each taxable year we are treated as a PFIC with respect to you, you will be subject to special tax rules with respect to any “excess distribution” you receive and any gain you recognize from a sale or other disposition (including a pledge) of our shares. Distributions you receive in a taxable year that are greater than 125% of the average annual distributions you received during the shorter of the three preceding taxable years or your holding period for our shares will be treated as an excess distribution. Under these special tax rules, if you receive any excess distribution or recognize any gain from a sale or other disposition of our shares:
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the excess distribution or recognized gain will be allocated ratably over your holding period for our shares;

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the amount allocated to the current taxable year, and any taxable year before the first taxable year in which we were a PFIC, will be treated as ordinary income; and

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the amount allocated to each other year will be subject to the highest tax rate in effect for individuals or corporations, as applicable, for each such year and an interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

The tax liability for amounts allocated to years before the year of disposition or “excess distribution” cannot be offset by any net operating losses for such years, and gains recognized on the sale or other disposition of our shares cannot be treated as capital gains, even if you hold our shares as capital assets.
If we are treated as a PFIC with respect to you for any taxable year, to the extent any of our subsidiaries are also PFICs, you will be deemed to own your proportionate share of any such lower-tier PFICs, and you may be subject to the rules described in the preceding two paragraphs with respect to the shares of such lower-tier PFICs you would be deemed to own. As a result, you may incur liability for any

Certain United States, United Kingdom and Bermuda Tax Considerations

“excess distribution” described above if we receive a distribution from such lower-tier PFICs or if any shares in such lower-tier PFICs are disposed of (or deemed disposed of). You should consult your tax advisor regarding the application of the PFIC rules to any of our subsidiaries.
PFIC Elections:
If we cease to be a PFIC and a U.S. Holder makes a deemed sale election, such U.S. Holder will be deemed to have sold our shares held by such U.S. Holder at their fair market value, and any gain from such deemed sale would be subject to the rules described above. After the deemed sale election, so long as we do not become a PFIC in a subsequent taxable year, a U.S. Holder’s shares subject to such election will not be treated as shares in a PFIC, and the rules described above with respect to any “excess distributions” or any recognized gain from an actual sale or other disposition of our shares will not apply. U.S. Holders should consult their tax advisors as to the possibility and consequences of making a deemed sale election if we cease to be a PFIC.
A U.S. Holder of “marketable stock” (as defined below) in a PFIC may make a mark-to-market election for such stock to elect out of the general tax treatment for PFICs discussed above. If you make a mark-to-market election for our shares, you will include in income for each year we are a PFIC an amount equal to the excess, if any, of the fair market value of our shares as of the close of your taxable year over your adjusted basis in such shares. Accordingly, a mark-to-market election may accelerate the recognition of income without a corresponding receipt of cash. You are allowed a deduction for the excess, if any, of the adjusted basis of our shares over their fair market value as of the close of the taxable year. However, deductions are allowable only to the extent of any net mark-to-market gains on our shares included in your income for prior taxable years. Amounts included in your income under a mark-to-market election, as well as gain on the actual sale or other disposition of our shares, are treated as ordinary income. Ordinary loss treatment also applies to the deductible portion of any mark-to-market loss on our shares, as well as to any loss realized on the actual sale or disposition of our shares to the extent the amount of such loss does not exceed the net mark-to-market gains previously included for our shares. Your basis in our shares will be adjusted to reflect any such income or loss amounts. If you make a valid mark-to-market election, the tax rules that apply to distributions by corporations which are not PFICs would apply to distributions by us, except the lower applicable tax rates for qualified dividend income would not apply. If we cease to be a PFIC when you have a mark-to-market election in effect, gain or loss realized by you on the subsequent sale of our shares will be a capital gain or loss and taxed in the manner described above under “Taxation of Disposition of New Kiniksa Shares.”
The mark-to-market election is available only for “marketable stock,” which is stock that is “regularly traded,” meaning traded in other than de minimis quantities on at least 15 days during each calendar quarter on a qualified exchange or other market, as defined in applicable U.S. Treasury regulations. Any trades that have as their principal purpose meeting this requirement will be disregarded. Our Class A Ordinary Shares will be listed on the Nasdaq and, accordingly, provided such Class A Ordinary Shares are regularly traded, if you are a holder of our Class A Ordinary Shares, the mark-to-market election would be available to you in respect of such Class A Ordinary Shares if we are a PFIC. Once made, the election cannot be revoked without the consent of the IRS unless our shares cease to be marketable stock. If we are a PFIC for any year in which a U.S. Holder owns our shares but before a mark-to-market election is made, the interest charge rules described above will apply to any mark-to-market gain recognized in the year the election is made. If any of our subsidiaries are or become PFICs, the mark-to-market election will not be available with respect to shares of such subsidiaries that are treated as owned by you. Consequently, you could be subject to the PFIC rules with respect to income of the lower-tier PFICs the value of which already had been taken into account indirectly via mark-to-market adjustments. You should consult your tax advisor as to the availability and desirability of a mark-to-market election, as well as the impact of such election on interests in any lower-tier PFICs.
Alternatively, a U.S. Holder can make an election, if we provide the necessary information, to treat us and each lower-tier PFIC (if any) as a qualified electing fund, or a QEF Election, in the first taxable year we (and any relevant subsidiaries) are treated as a PFIC with respect to the holder. If such election remains in place while we and any lower-tier PFIC subsidiaries are PFICs, we and our subsidiaries will not be treated as PFICs with respect to such U.S. Holder when we cease to be a PFIC. A U.S. Holder must make the QEF Election for each PFIC by attaching a separate properly completed IRS Form 8621

Certain United States, United Kingdom and Bermuda Tax Considerations

for each PFIC to the U.S. Holder’s timely filed U.S. federal income tax return. There can be no assurances that we will provide the information necessary for a U.S. Holder to make such a QEF Election.
If a U.S. Holder makes a QEF Election with respect to a PFIC, the U.S. Holder will be currently taxable on its pro rata share of the PFIC’s ordinary earnings and net capital gain (at ordinary income and capital gain rates, respectively) for each taxable year that the entity is classified as a PFIC. Accordingly, a QEF Election may accelerate the recognition of income without a corresponding receipt of cash. If a U.S. Holder makes a QEF Election with respect to us, any distributions paid by us out of our earnings and profits that were previously included in the Holder’s income under the QEF Election would not be taxable to the holder. A U.S. Holder will increase its tax basis in our shares by an amount equal to any income included under the QEF Election and will decrease its tax basis by any amount distributed that is not included in the holder’s income. In addition, a U.S. Holder will recognize capital gain or loss on the disposition of our shares in an amount equal to the difference between the amount realized and the holder’s adjusted tax basis in our shares. U.S. Holders should note that if they make QEF Elections with respect to us and any lower-tier PFICs, they may be required to pay U.S. federal income tax with respect to their shares for any taxable year significantly in excess of any cash distributions received in such taxable year. U.S. Holders should consult their tax advisors regarding making QEF Elections in their particular circumstances.
PFIC Status:
We completed an analysis of Kiniksa Bermuda’s and its subsidiaries’ sources of income and character of their assets for U.S. federal income tax purposes and determined that neither Kiniksa Bermuda nor any of its subsidiaries would be classified a PFIC for the taxable year ended December 31, 2023, and we do not expect Kiniksa Bermuda or any of its subsidiaries to be classified as a PFIC for the current taxable year. However, the analysis of PFIC status can only be made following the conclusion of the taxable year and there can be no guarantee that Kiniksa Bermuda, or its subsidiaries, will not be treated as a PFIC for any taxable period. No ruling from the IRS or opinion of counsel has been or will be sought with respect to our PFIC status.
With certain exceptions, the New Kiniksa Shares would be treated as stock in a PFIC with respect to a U.S. Holder if Kiniksa Bermuda were a PFIC at any time during a U.S. Holder’s holding period in such Kiniksa Bermuda shares. We believe that Kiniksa Bermuda was classified as PFIC for the taxable year ended December 31, 2019 and prior taxable years. If Kiniksa Bermuda is determined to be a PFIC with respect to a U.S. Holder and such U.S. Holder did not make any of the PFIC Elections described above with respect to the Kiniksa Bermuda shares, then although not free from doubt, New Kiniksa should also be treated as a PFIC as to such U.S. Holder, even if New Kiniksa did not meet the test for PFIC status, unless New Kiniksa is not a PFIC and such U.S. Holder makes a purging election with respect to its shares. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of this election, the U.S. Holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such U.S. Holder’s New Kiniksa Shares. In the absence of a purging election, such U.S. Holder would be treated for purposes of the PFIC rules as if it held such New Kiniksa Shares for a period that includes its holding period for the Kiniksa Bermuda shares. U.S. Holders are urged to consult their tax advisors regarding the application of the purging elections rules to their particular circumstances.
If we are considered a PFIC, a U.S. Holder will also be subject to annual information reporting requirements. U.S. Holders should consult their tax advisors about the potential application of the PFIC rules to an investment in our shares.
YOU ARE STRONGLY URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE APPLICATION OF THE PFIC RULES TO YOUR INVESTMENT IN OUR SHARES.
Treatment of Certain U.K. Taxes
Any U.K. stamp duty imposed on a U.S. Holder as described below under the heading “U.K. Tax Considerations” will not be creditable against U.S. federal income taxes, although a U.S. Holder may be

Certain United States, United Kingdom and Bermuda Tax Considerations

entitled to deduct such stamp duty, subject to applicable limitations under the Code. U.S. Holders should consult their tax advisers regarding the tax treatment of any U.K. stamp duty.
Information Reporting and Backup Withholding
Payments of dividends and sales proceeds that are made within the U.S. or through certain U.S.-related financial intermediaries generally are subject to information reporting, and may be subject to backup withholding, unless (i) the U.S. Holder is a corporation or other exempt recipient or (ii) in the case of backup withholding, the U.S. Holder provides a correct taxpayer identification number and certifies that it is not subject to backup withholding.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a holder will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle it to a refund, provided that the required information is timely furnished to the IRS.
U.K. TAX CONSIDERATIONS

Scope of Discussion
The following is a general summary of the main U.K. tax considerations applicable to certain investors who are the owners of New Kiniksa Shares. It is based on existing U.K. law and practices in effect on the date of this proxy statement. Legislative, administrative or judicial changes may modify the tax consequences described below.
The statements do not constitute tax advice and are intended only as a general guide. Furthermore, this information does not apply to all categories of shareholders, such as dealers or traders in securities, trustees, custodians or other third parties who hold shares on behalf of any shareholders, insurance companies, charities, collective investment schemes, pension schemes and shareholders who hold shares through an establishment outside of the U.K. or who have, or who are deemed to have, acquired their New Kiniksa Shares by virtue of an office or employment. This summary is not exhaustive and shareholders should consult their own tax advisers as to the tax consequences in the U.K., or other relevant jurisdictions, of the Redomiciliation, including the acquisition, ownership and disposition of the New Kiniksa Shares.
U.K. Tax on Chargeable Gains—the Redomiciliation
The receipt by our shareholders of New Kiniksa Shares as consideration for the cancellation of their Kiniksa Bermuda shares in the Redomiciliation should not give rise to a liability to U.K. capital gains tax or corporation tax on chargeable gains for persons that are not resident (or temporarily non-resident) in the U.K. for U.K. tax purposes and do not carry on (whether solely or in partnership) a trade, profession or vocation in the U.K. through a branch or agency (or, in the case of a corporate shareholder, through a permanent establishment).
The exchange of Kiniksa Bermuda shares for New Kiniksa Shares, pursuant to the Redomiciliation, by holders of Kiniksa Bermuda shares who are resident for U.K. tax purposes solely in the U.K., or who carry on (whether solely or in partnership) a trade, profession or vocation in the U.K. through a branch or agency (or, in the case of a corporate shareholder, through a permanent establishment), should not constitute a disposal for the purposes of U.K. capital gains and corporation tax on chargeable gains (together, “U.K. CGT”) unless HMRC successfully argues that the Redomiciliation was not implemented for bona fide commercial reasons or was implemented as part of a scheme to avoid U.K. tax. Kiniksa Bermuda has not sought advance clearance on this point from HMRC.
The New Kiniksa Shares issued pursuant to the Scheme of Arrangement should instead be treated for the purposes of U.K. CGT as replacing the Kiniksa Bermuda shares for which they were exchanged and should be treated as acquired at the same time and for the same base cost as exchanged shares. Shareholders should consult their own tax adviser if they believe they may be subject to U.K. tax.

Certain United States, United Kingdom and Bermuda Tax Considerations

U.K. Tax on Chargeable Gains—Disposals of New Kiniksa Shares
Shares held by U.K. Resident Shareholders
A subsequent disposal (or deemed disposal) of New Kiniksa Shares by a shareholder (at any time in the relevant U.K. tax year) resident for tax purposes in the U.K. (or carrying on any trade, profession or vocation in the U.K. through a permanent establishment, branch or agency to which the New Kiniksa Shares are attributable) may, depending on the shareholder’s circumstances and subject to any available exemptions or reliefs, give rise to a chargeable gain or allowable loss for U.K. CGT.
If an individual holder of New Kiniksa Shares, who is subject to U.K. income tax at either the higher or the additional rate becomes liable to U.K. CGT on the disposal of a New Kiniksa Share, the applicable rate will generally be 20% (2024/2025). For an individual holder of New Kiniksa Shares, who is subject to U.K. income tax at the basic rate and liable to U.K. CGT on such disposal, the applicable rate would generally be 10% (2024/2025), save to the extent that any capital gains exceed the unused basic rate tax band. In that case, the rate generally applicable to the excess would be 20% (2024/2025).
If a corporate holder of New Kiniksa Shares, including a corporate holder which carries on a trade in the U.K. through a permanent establishment to which the shares are attributable, becomes liable to U.K. CGT, the main rate of U.K. corporation tax (currently 25%) would apply.
Shares Held by Other Persons
An individual holder of New Kiniksa Shares who is not resident (and not temporarily non-resident) or domiciled in the U.K. for tax purposes should not be liable to U.K. capital gains tax on capital gains realized on the disposal of his or her ordinary shares unless such holder carries on (whether solely or in partnership) a trade, profession or vocation in the U.K. through a branch or agency in the U.K. to which the ordinary shares are attributable. In these circumstances (and subject to any available exemption, allowance or relief), such holder may, depending on his or her individual circumstances, be chargeable to U.K. capital gains tax on chargeable gains arising from a disposal of his or her ordinary shares.
A corporate holder of New Kiniksa Shares that is not resident in the U.K. will not be liable for U.K. corporation tax on chargeable gains realized on the disposal of its ordinary shares unless it carries on a trade in the U.K. through a permanent establishment to which the ordinary shares are attributable. In these circumstances, a disposal of ordinary shares by such holder may give rise to a chargeable gain (or allowable loss) for the purposes of U.K. corporation tax.
An individual holder of New Kiniksa Shares who has ceased to be resident for tax purposes in the U.K. for a period of five years or less and who disposes of any New Kiniksa Shares during that period may be liable on his or her return to the U.K. to U.K. tax on any capital gain realized (subject to any available exemption or relief).
U.K. Tax on Dividends
Kiniksa does not currently anticipate paying cash dividends within the foreseeable future. Please see “The Redomiciliation—Dividend Policy.”
Withholding Tax
Any future dividend payments in respect of New Kiniksa Shares may be made without withholding or deduction for or on account of U.K. tax, irrespective of the residence or particular circumstances of the shareholder receiving the payment.
Income Tax and Corporation Tax
Dividends paid on the New Kiniksa Shares and received by persons who are resident in the U.K. for U.K. tax purposes (or carry on any trade, profession or vocation in the U.K. through a permanent

Certain United States, United Kingdom and Bermuda Tax Considerations

establishment, branch or agency to which the New Kiniksa Shares are attributable) may, depending on such person’s particular circumstances, be subject to U.K. tax in respect of the dividends as follows:
•
such an individual holder of New Kiniksa Shares may be chargeable to U.K. income tax on the dividends but in the tax year 2024/25 may be entitled to a tax-free annual allowance of £500. Any dividend income received by such individual U.K. holder in excess of this tax-free allowance will be taxed (in the tax year 2024/25) at rates of 8.75%, 33.75%, and 39.35% for basic rate, higher rate, and additional rate taxpayers respectively. Dividend income that is within the allowance will count towards an individual’s basic or higher rate limits. Dividend income will be treated as the top slice of an individual’s income.

•
U.K. corporate holders of New Kiniksa Shares should not be subject to U.K. corporation tax on any dividend received from New Kiniksa so long as the dividends fall within an exempt class, which should generally be the case, although certain conditions must be met (including anti-avoidance conditions). Where dividends from New Kiniksa are chargeable to U.K. income or corporation tax, recipients should include the dividends in their assessable income in the year the dividends are received.

Inheritance Tax
For shareholders resident in the U.K. for U.K. tax purposes, the New Kiniksa Shares will be assets situated in the U.K. for the purposes of U.K. inheritance tax. A gift of the New Kiniksa Shares by, or the death of, an individual holder of such assets may (subject to certain exemptions and reliefs) give rise to a liability to U.K. inheritance tax even if the individual holder is, under the current rules, neither domiciled nor deemed to be domiciled in the U.K. For U.K. inheritance tax purposes, a transfer of assets at less than full market value is likely to be treated as a gift and particular rules apply to gifts where the donor reserves or retains some benefit. A charge to U.K. inheritance tax may also arise if the New Kiniksa Shares are transferred to a trust during the lifetime or upon the death of an individual holder. U.K. inheritance tax will only be a significant concern where the value of an individual holder’s total U.K. estate exceeds the nil-rate band for U.K. inheritance tax, which is £325,000 for the 2024/25 tax year. The U.K. government has announced an intention, subject to further consultation, to move inheritance tax away from a domicile-based system to a residence-based system for future tax years. Any such future changes to the U.K inheritance tax rules may affect certain holders of New Kiniksa Shares. Special rules also apply to close companies and to trustees of settlements who hold New Kiniksa Shares, potentially bringing them within the charge to U.K. inheritance tax. Redomiciliation Meeting Shareholders should consult a U.K. tax advisor if they make a gift or transfer at less than market value, intend to hold any New Kiniksa Shares through trust arrangements or are currently non-U.K. domiciled U.K. tax residents.
Stamp Taxes
The Redomiciliation
No U.K. stamp duty or stamp duty reserve tax (“SDRT”) will be payable on the cancellation of the Common Shares or the issue of New Kiniksa ordinary shares under the Redomiciliation.
Shares held outside of DTC—Future Transfers
The transfer on sale of New Kiniksa Shares (outside the facilities of a clearance service such as DTC) by a written instrument of transfer will generally be liable to U.K. stamp duty at the rate of 0.5% (rounded to the nearest £5) of the amount or value of the consideration for the transfer. Where the shares are transferred to a connected company and either the shares transferred are listed or shares are issued as consideration, the consideration will be taken to be not less than the value of the shares being transferred. The purchaser normally pays the stamp duty. An agreement to transfer New Kiniksa Shares (outside the facilities of a clearance service such as DTC) will generally give rise to a liability on the purchaser to SDRT at the rate of 0.5% of the amount or value of the consideration. Where the agreement is to transfer shares to a connected company and either the shares to be transferred are listed or shares are issued as consideration, the consideration will be taken to be not less than the value of

Certain United States, United Kingdom and Bermuda Tax Considerations

the shares being transferred. However, where an instrument of transfer is executed pursuant to that agreement and is duly stamped before the expiry of a period of six years beginning with the date of that agreement, (i) any SDRT that has not been paid ceases to be payable, and (ii) any SDRT that has been paid may be recovered from HMRC, generally with interest.
Where New Kiniksa Shares are transferred to a depositary receipt issuer or clearance service, a 1.5% charge to stamp duty and/or SDRT may arise and advice should be taken, but see below in respect of transfers into DTC.
Shares transferred into DTC—Future Transfers
Shares held outside of DTC are not typically permitted by DTC to be transferred into DTC directly. We therefore expect to put in place arrangements such that prior to being transferred (or transferred back) into the DTC clearance system, New Kiniksa Shares must be transferred to a depositary or depositary nominee (if not already so held). Before effecting the transfer of the ordinary shares to the relevant depositary nominee (as nominee for the relevant depositary), for onward transfer into the DTC clearance system, the transferor will be required to provide our transfer agent with the funds necessary to settle any stamp duty (and/or SDRT) in respect of such transfer of New Kiniksa Shares, which would generally be charged at the rate of 1.5% of the value of the New Kiniksa Shares. Once our transfer agent has been provided with the necessary funds, all stamp tax obligations have been complied with by the relevant transferor and/or the depositary or relevant depositary nominee and the transfer of the New Kiniksa Shares from the transferor to the relevant depositary nominee (as nominee for the relevant depositary) has been effected, the relevant depositary will then issue depositary receipts in respect of the New Kiniksa Shares on a one for one basis. On instruction by, or on behalf of, the relevant transferor, the relevant depositary will then cancel the depositary receipts representing the New Kiniksa Shares and instruct the relevant depositary nominee to transfer the New Kiniksa Shares into the DTC clearance system. An exemption from stamp duty generally applies to such inter-system transfers.
Shares issued into DTC or a depositary receipt system
The 1.5% charge on transfer into DTC or to a depositary or depositary nominee which issues depositary receipts representing New Kiniksa Shares does not apply to shares which are issued directly into DTC or to such depositary or depositary nominee; the issue of shares is not generally subject to U.K. stamp duty or SDRT.
Share held within DTC—Future Transfers
Transfers of interests in New Kiniksa Shares by way of book entry interests in ordinary shares within a clearance service should not attract a charge to stamp duty or SDRT in the U.K., provided that (in the case of stamp duty) there is no written instrument of transfer and, in the case of a transfer within a clearance service, no election is, or has been, made by the clearance service under section 97A Finance Act 1986. Transfers of book-entry interests in ordinary shares within a clearance service where an election has been made by the clearance service under section 97A Finance Act 1986 will generally be subject to SDRT (rather than stamp duty) at a rate of 0.5% of the amount or value of the consideration. We understand that HMRC regards DTC as a clearance service for these purposes and that no election under section 97A Finance Act 1986 has been made by DTC.
Buy-backs
A share buy-back by New Kiniksa of ordinary shares will generally give rise to stamp duty at the rate of 0.5% of the consideration given. This would be payable by New Kiniksa.
BERMUDA TAX CONSIDERATIONS

The Redomiciliation will not result in any income tax consequences under Bermuda law to Kiniksa Bermuda or New Kiniksa or their respective shareholders.

Description of New Kiniksa Shares

The following description of New Kiniksa’s share capital is a summary. This summary is not complete and is subject to the complete text of New Kiniksa’s forms of articles of association attached as Annex B to this proxy statement and to the Companies Act 2006. We encourage you to read those documents and laws carefully. There are differences between Kiniksa Bermuda’s memorandum of association and Bye-laws and New Kiniksa’s articles of association as they will be in effect after the Redomiciliation. See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects New Kiniksa’s articles of association as those documents will be in effect upon completion of the Redomiciliation.
CAPITAL STRUCTURE

Authorized Share Capital
New Kiniksa is not required to have an authorized share capital under the Companies Act.
Following the Redomiciliation, we expect New Kiniksa will have an issued share capital of £50,000.01 and $[   ] with such issued share capital comprised of approximately [   ] Class A Ordinary Shares, [   ] Class A1 Ordinary Shares, [   ] Class B Ordinary Shares, [   ] Class B1 Ordinary Shares, 50,000 Existing Preference Shares and 1 Existing Ordinary Share. In connection with the Redomiciliation, New Kiniksa will also assume the sponsorship of, and all rights and obligations under the KNSA Equity Incentive Plans, including Kiniksa Bermuda’s existing obligations to deliver shares thereunder, pursuant to the terms thereof.
As a matter of U.K. company law, the directors of a company may issue new ordinary or preference shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution.
Because of this requirement of English law, the articles of association of New Kiniksa authorize the board of directors of New Kiniksa to issue new ordinary or preference shares (up to a maximum of ten percent (10%) of the issued share capital of New Kiniksa) without shareholder approval for a period of 15 months from the date of New Kiniksa’s incorporation. Subsequent authority to issue new ordinary or preference shares of New Kiniksa can be given by the shareholders of the company by an ordinary resolution from time to time, with such authority capable of applying in respect of any period specified in such resolution up to a maximum of five years.
The rights and restrictions to which the ordinary shares and preference shares will be subject will be prescribed in New Kiniksa’s articles of association. New Kiniksa’s articles of association entitle its board of directors, without shareholder approval, to determine the terms of the preference shares issued by New Kiniksa. Preference shares may be preferred as to dividends, rights on a winding up or voting in such manner as the directors of New Kiniksa may resolve. The preference shares may also be redeemable at the option of the holder of the preference shares or at the option of New Kiniksa, and may be convertible into or exchangeable for shares of any other class or classes of New Kiniksa, depending on the terms of such preference shares.
Issued Share Capital
Immediately prior to the Redomiciliation, the issued share capital of New Kiniksa will be £50,000.01, comprised of 1 ordinary share with a nominal value of £0.01 per share (“Existing Ordinary Shares”) and 50,000 redeemable preference shares with a nominal value of £1.00 per share (“Existing Preference Shares”). In connection with the consummation of the Redomiciliation, the Existing Ordinary Share held by Kiniksa Bermuda will be gifted to New Kiniksa for nil consideration and cancelled following such

Description of New Kiniksa Shares

consummation. The Existing Preference Shares held by Kiniksa Bermuda will remain in issue in order to satisfy the initial authorized minimum capital requirements for an English public company which is currently prescribed as GBP£50,000. The Existing Preference Shares have no rights to vote at any general meeting of New Kiniksa and have no right to receive any dividend. These rights and restrictions attaching to the Existing Preference Shares are set out in New Kiniksa’s articles of association. We expect that New Kiniksa will then issue approximately [   ] Class A Ordinary Shares, [   ] Class A1 Ordinary Shares, [   ] Class B Ordinary Shares and [   ] Class B1 Ordinary Shares, each with a nominal value of $0.000273235 per share in connection with the Scheme of Arrangement. All shares issued on completion of the Redomiciliation will be issued as fully paid up.
PREEMPTION RIGHTS, SHARE WARRANTS AND SHARE OPTIONS

Certain statutory preemption rights apply automatically in favor of New Kiniksa’s shareholders where shares in New Kiniksa are to be issued for cash. The statutory preemption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution). Statutory pre-emption rights can also be dis-applied under English law by inclusion of relevant provisions in New Kiniksa’s articles of association or by a special resolution of the shareholders, being the affirmative vote of 75 percent (75%) of the votes cast. Any such disapplication of pre-emption rights must be limited in amount and may be effective for a period of no more than five years.
The Companies Act provides that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. Thus, the board of directors may issue shares upon exercise of warrants or options without shareholder approval or authorization.
The articles of association of New Kiniksa will authorize the board of directors of New Kiniksa (generally and unconditionally) to allot equity securities, or to grant rights to subscribe for or to convert or exchange any securities into shares of New Kiniksa, up to ten percent (10%) of the issued share capital of New Kiniksa at the date of such resolution. Such authority will be granted for a period of 15 months, but New Kiniksa may seek renewal (by way of an approval by the affirmative vote of the holders of a majority in voting power of the votes cast at a General Meeting) for additional five-year terms or more frequently. Any issue of shares in New Kiniksa will be subject to rights of pre-emption unless expressly disapplied in the articles of association of New Kiniksa or by resolution of a majority of shareholders representing 75 percent (75%) or more of the total voting rights of the shareholders of New Kiniksa present at a general meeting and eligible to vote (a “Special Resolution”). The articles of association of New Kiniksa will authorize the board of directors of New Kiniksa (generally and unconditionally) to disapply statutory pre-emption rights on any allotment and issue of shares of New Kiniksa up to ten percent (10%) of the issued share capital of New Kiniksa at the date of such resolution. Such authority will be granted for a period of 15 months, but New Kiniksa may seek renewal by way of a Special Resolution for additional five-year terms or more frequently.
DIVIDENDS

Under English law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of New Kiniksa less accumulated realized losses of New Kiniksa. In addition, no distribution or dividend may be made unless the net assets of New Kiniksa are equal to, or in excess of, the aggregate of New Kiniksa’s called up share capital plus undistributable reserves and the distribution does not reduce New Kiniksa’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which New Kiniksa’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed New Kiniksa’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.
The determination as to whether or not New Kiniksa has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of New Kiniksa. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Companies Act which give a “true and fair view” of New

Description of New Kiniksa Shares

Kiniksa’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed with the U.K. Companies House (the official public registry for companies in the U.K.).
Although New Kiniksa will not have any distributable reserves immediately following the Redomiciliation Time, New Kiniksa may take steps in the future to create such distributable reserves (if and when required).
If the Scheme of Arrangement is approved, the Redomiciliation will give rise to a merger reserve on the balance sheet of New Kiniksa in an amount equal to the amount by which the fair value of the New Kiniksa Shares exceeds the nominal value of the New Kiniksa Shares issued pursuant to the Scheme of Arrangement. Accordingly, if the Scheme of Arrangement is approved, New Kiniksa may resolve to capitalize the merger reserve account of New Kiniksa by way of an issue of a non-voting bonus share to Kiniksa Bermuda (as holder of the Existing Preference Shares). The non-voting bonus share will be issued with a nominal value equal to the merger reserve. The non-voting bonus share will have no voting rights and will not carry any entitlement to attend general meetings of New Kiniksa. It will carry no right to participate in the profits of New Kiniksa and no rights to participate in New Kiniksa’s assets save on a winding up. Accordingly, the non-voting bonus share will, for all practical purposes, be valueless. Following consummation of the Redomiciliation, if at any point in the future New Kiniksa determines that it requires distributable reserves in order to permit us to pay dividends (and repurchase shares) New Kiniksa may, subject to shareholder approval, undertake a court approved procedure to cancel such share, thereby creating distributable reserves. The capitalization of the merger reserve is required because the courts of England and Wales only have statutory power to reduce capital, share premium account and capital redemption reserve. Hence, in order to utilize the merger reserve, it is necessary to convert that reserve into share capital and thereafter to cancel it.
The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of New Kiniksa. New Kiniksa’s articles of association authorize the directors to declare such dividends as appear justified from the profits of New Kiniksa without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.
The directors of New Kiniksa may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to New Kiniksa in relation to the shares of New Kiniksa.
The directors of New Kiniksa are also entitled to issue shares with preferred rights to participate in dividends declared by New Kiniksa. The holders of such preference shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.
For information about the U.K. tax issues relating to dividend payments, please see “Certain United States, United Kingdom and Bermuda Tax Considerations—U.K. Tax Considerations.”
SHARE BUYBACKS AND REDEMPTIONS

Overview
Article 7 of New Kiniksa’s articles of association provides that New Kiniksa may issue any shares as redeemable shares which are liable to be redeemed at the option of New Kiniksa or the holder. Article 8 of New Kiniksa’s articles of association provides for the express redemption mechanics in respect of the Existing Preference Shares. Accordingly, for U.K. company law purposes, the repurchase of redeemable shares by New Kiniksa will technically be effected as a redemption of those shares as described below under “—Repurchases and Redemptions by New Kiniksa.” Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back preference shares of New Kiniksa, we are referring to the redemption of preference shares by New Kiniksa pursuant

Description of New Kiniksa Shares

to Article 7, or in the case of the Existing Preference Shares, Article 8, of its articles of association and U.K. company law as described below.
Repurchases and Redemptions by New Kiniksa
Under English law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Although New Kiniksa will not have any distributable reserves immediately following the Redomiciliation Time, New Kiniksa may take steps in the future to create such distributable reserves (if and when required). Please see “Description of New Kiniksa Shares—Dividends.” All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares shall be, upon redemption, cancelled. Shareholder approval will not be required to redeem New Kiniksa Shares to the extent they are capable of redemption.
The board of directors of New Kiniksa will also be entitled to issue preference shares, which may be redeemed at the option of either New Kiniksa or the shareholder, depending on the terms of such preference shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on redeemable shares.
Repurchased shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by New Kiniksa at any time must not exceed 10% of the nominal value of the issued share capital of New Kiniksa. While New Kiniksa holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by New Kiniksa or re- issued subject to certain conditions. Share buybacks may be subject to U.K. stamp duty at 0.5%, payable by Kiniksa.
BONUS SHARES

Under New Kiniksa’s articles of association, the board of directors may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of New Kiniksa for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.
CONSOLIDATION AND DIVISION; SUBDIVISION

Under its articles of association, New Kiniksa may by ordinary resolution consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.
REDUCTION OF SHARE CAPITAL

New Kiniksa may, by special resolution reduce or cancel its issued share capital in any way, including through the issue and cancellation of a bonus share, for the purposes of English law.
GENERAL MEETINGS OF SHAREHOLDERS

The articles of association of New Kiniksa, in conjunction with the Companies Act provide that New Kiniksa will hold an annual general meeting at least once in each calendar year and within six months following the end of its financial year. The annual general meetings of New Kiniksa may be held outside the U.K.
General meetings of New Kiniksa may be convened (i) by the board of directors, (ii) on requisition of the shareholders holding not less than 5% of the paid up share capital of New Kiniksa carrying voting rights or (iii) on requisition of New Kiniksa’s auditors. General meetings are generally held for the purposes of approving shareholder resolutions of New Kiniksa as may be required from time to time.
Notice of a general meeting must be given to all shareholders and directors of New Kiniksa and to the auditors of New Kiniksa. The minimum notice periods are 21 clear days’ notice in writing for an annual general meeting to approve a special resolution and 14 clear days’ notice in writing for any other

Description of New Kiniksa Shares

general meeting. General meetings may be called by shorter notice, but only with the consent of a majority in number of the shareholders having a right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting (excluding any shares in the company held as treasury shares). Because of the 21-day and 14-day requirements described in this paragraph, New Kiniksa’s articles of association include provisions reflecting these requirements of English law.
In the case of a general meeting convened by shareholders of New Kiniksa, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice from the shareholders representing at least 5% of such of the paid-up capital of New Kiniksa as carries the right of voting at general meetings of the company (excluding any paid-up capital held as treasury shares), the board of directors has 21 days to call a meeting of New Kiniksa’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within 28 days of the notice to convene the meeting.
Directors are usually elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board of directors. Each director serves a three-year term, with the expiration of such three-year terms staggered according to class.
VOTING

Where a poll is demanded at a general meeting, subject to any rights or restrictions lawfully attaching to any class of shares, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in New Kiniksa’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by New Kiniksa’s articles of association. The articles of association of New Kiniksa permit shareholders to electronically notify New Kiniksa of the appointment of proxies.
New Kiniksa’s articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by: (i) the chairman; (ii) at least three shareholders present in person or represented by proxy and entitled to vote on the resolutions; (iii) any shareholder or shareholders present in person or represented by proxy and holding between them not less than 5% of the total voting rights of all the members having the right to vote on the resolution (excluding any voting rights attached to any shares held as treasury shares) at such meeting; (iv) or a shareholder or shareholders present in person or represented by proxy holding shares in the company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than 5% of the total sum paid up on all such shares conferring such right (excluding any voting rights attached to any shares held as treasury shares). Each New Kiniksa ordinary shareholder of record as of the record date for the meeting, subject to any rights or restrictions lawfully attaching to any class of shares and the provisions of New Kiniksa’s articles of association, shall be entitled to one vote at a general meeting on a show of hands.
In accordance with the articles of association of New Kiniksa, the directors of New Kiniksa may from time to time cause New Kiniksa to issue preference shares. These preference shares may have such voting rights as may be specified in the terms of such preference shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preference shares).
Treasury shares and shares held by subsidiaries of New Kiniksa will not be entitled to vote at general meetings of shareholders.
English company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the voting rights of New Kiniksa’s shareholders present at a general meeting and eligible to vote. This may be contrasted with

Description of New Kiniksa Shares

“ordinary resolutions,” which require a simple majority of the voting rights of New Kiniksa’s shareholders present at a general meeting and eligible to vote. Examples of matters requiring special resolutions include:
•
Amending the articles of association of New Kiniksa;

•
Approving the change of name of New Kiniksa;

•
Opting out of the preemption rights on the issuance of new shares;

•
Re-registration of New Kiniksa from a public limited company to a private company;

•
Variation of class rights attaching to classes of shares;

•
Reduction of share capital;

•
Resolving that New Kiniksa be wound up by the U.K. courts;

•
Resolving in favor of a shareholder’s voluntary winding-up;

•
Re-designation of shares into different share classes; and

•
Setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the English Companies Court and the approval of: (1) 75% of the voting shareholders, at a meeting called to approve the scheme.
VARIATION OF CLASS RIGHTS ATTACHING TO SHARES

Variation of all or any special rights attached to any class of shares of New Kiniksa is addressed in the articles of association of New Kiniksa as well as the Companies Act. Any variation of class rights attaching to the issued shares of New Kiniksa must be approved by special resolution of the shareholders of the class affected.
The Companies Act confers a right on minority shareholders to object to a variation of class rights. The shareholder or shareholders objecting must hold not less than 15 percent of the issued shares of the class to object. Such persons must apply to court within 21 days of consent being given, or resolution being passed for the variation of class rights. Once the application is made, the variation has no effect unless and until it is confirmed by the court. The court may disallow the variation if it is satisfied, having regard to all the circumstances, that the variation would unfairly prejudice the shareholders of the class represented by the applicant. An alternative route for dissenting shareholders to challenge a variation of class rights is an unfair prejudice petition.
QUORUM FOR GENERAL MEETINGS

The presence of at least two shareholders present in person or by proxy and entitled to vote, shall be a quorum for the conduct of business. No business may take place at a general meeting of New Kiniksa if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of New Kiniksa. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.
INSPECTION OF BOOKS AND RECORDS

Under English law, shareholders have the right to: (1) receive a copy of the articles of association of New Kiniksa and any act of the U.K. Government which alters the memorandum of association of New Kiniksa; (2) inspect and obtain copies of the minutes of general meetings and resolutions of New Kiniksa; (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by New Kiniksa; (4) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of a subsidiary company of New Kiniksa which have previously been sent to shareholders prior to an annual general meeting during the preceding ten years. The auditors of New Kiniksa will also have the right to inspect all books, records and vouchers of New Kiniksa. The auditors’ report must be circulated to the

Description of New Kiniksa Shares

shareholders with New Kiniksa’s U.K. Financial Statements 21 days before the annual general meeting and must be read to the shareholders at New Kiniksa’s annual general meeting.
ACQUISITIONS AND APPRAISAL RIGHTS

There are a number of mechanisms for acquiring an English public limited company, including:
(a)
a court-approved scheme of arrangement under the U.K. City Code on Takeovers and Mergers (the “Takeover Code”), a scheme of arrangement with shareholders requires a court order from the English Companies Court and the approval of: (1) 75% of the voting shareholders by value, and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme; and

(b)
through a tender offer by a third party for all of the shares of New Kiniksa. Provided the bidder is able to acquire more than 50% of the voting rights within the designated time then the offer will be successful in terms of board control. Where the holders of 90% or more of New Kiniksa’s shares have accepted an offer for their shares in New Kiniksa, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms.

Under English law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets (unless it is a substantial property transaction within the meaning of section 190 of the Companies Act).
DISCLOSURE OF INTERESTS IN SHARES

New Kiniksa, under the Companies Act, may by notice in writing require a person whom New Kiniksa knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued to have been, interested in shares comprised in New Kiniksa’s relevant share capital to: (a) indicate whether or not it is the case and (b) where such person holds or has during that time held an interest in the shares of New Kiniksa, to give such further information as may be required by New Kiniksa including particulars of such person’s own past or present interests in shares of New Kiniksa. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.
Where such a notice is served by New Kiniksa on a person who is or was interested in shares of New Kiniksa and that person fails to give New Kiniksa any information required within the reasonable time specified, New Kiniksa may apply to court for an order directing that the affected shares be subject to certain restrictions.
Under the Companies Act, the restrictions that may be placed on the shares by the court are as follows:
(a)
any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

(b)
no voting rights shall be exercisable in respect of those shares;

(c)
no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

(d)
except in a liquidation, no payment shall be made of any sums due from New Kiniksa on those shares, whether in respect of capital or otherwise.

Where the shares in New Kiniksa are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.
ANTI-TAKEOVER PROVISIONS

Shareholder Rights Plans and Share Issuances
English law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on

Description of New Kiniksa Shares

the validity of such plans under English law, and shareholder approval may be required under English law to implement such a plan. In addition, where the Takeover Code applies to a U.K. company, such a plan would be subject to the Takeover Code described below.
An English public limited company is potentially subject to the Takeover Code if, among other factors, its central place of management and control is within the U.K., the Channel Islands or the Isle of Man. The Takeover Panel will generally look to the residency of a company’s directors to determine where it is centrally managed and controlled. Based on the current board structure and the proposed board structure after the Scheme of Arrangement is implemented, New Kiniksa will be considered to have its place of central management and control outside the U.K. and therefore the Takeover Code would not apply. For information purposes only we have summarized the implications of the Takeover Code herein, in the event that (although not anticipated) circumstances changes in the future and the Takeover Code becomes applicable.
Subject to the Takeover Code described below, the board of directors has the power to issue any shares of New Kiniksa on such terms and conditions as it may determine (as described above under “—Capital Structure—Authorized Share Capital”) and any such action should be taken in the best interests of New Kiniksa. It is possible, however, that the terms and conditions of any issue of preference shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.
Takeover Code and Substantial Acquisition Rules
A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of New Kiniksa will be governed by the Takeover Code and will be regulated by the U.K. Takeover Panel. The “General Principles” of the Takeover Code and certain important aspects of the Takeover Code are described below.
General Principles
The Takeover Code is built on the following General Principles which will apply to any transaction regulated by the U.K. Takeover Panel:
•
in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•
the holders of securities in the target company must have sufficient time and information to allow them to make a properly informed decision regarding the offer;

•
the board of directors of a company must act in the interests of the company as a whole. If the board of directors of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•
false markets in the securities of the target company or any other company concerned by the offer must not be created;

•
a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•
a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of directors of the target company must divert its attention to resist the offer; and

•
a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Description of New Kiniksa Shares

Mandatory Bid
As noted, based on the board structure of New Kiniksa, the Takeover Code will not apply. Nonetheless, the Board recognizes the importance of certain of the protections afforded to shareholders of U.K. public companies, which are included in the Takeover Code and the articles of association of New Kiniksa. These provisions are summarized in the following paragraph. However, these provisions do not provide all of the protections provided by the Takeover Code.
Under the mandatory offer provisions included in the articles of association of New Kiniksa, which are intended to be substantially similar to Rule 9 of the Takeover Code, a person must not (i) whether acting alone or with others acting in concert with such person, acquire an interest in shares (as defined in the Takeover Code) whether by a single transaction or a series of transactions over a period of time which, when taken together with any interest in shares already held by that person or any interest in shares held or acquired by others acting in concert with such person, in aggregate carry 30% or more of the voting rights in New Kiniksa; or (ii) whether acting alone or with others acting in concert with such person, while interested in shares which in aggregate carry not less than 30% but not more than 50% of the voting rights of New Kiniksa, acquire any further shares, except, in either case, with the consent of the New Kiniksa board of directors, or with the prior approval of the shareholders of New Kiniksa (other than the acquirer and persons acting in concert with him or her) or where such person makes a mandatory offer to all other holders of New Kiniksa Shares. Any such mandatory offer must be unconditional, be in cash or be accompanied by a cash alternative and be at the highest price paid by such person required to make the mandatory offer, or any other person acting in concert with such person, for any interest in shares in New Kiniksa during the previous 12 months. The New Kiniksa board of directors will have various powers in the articles of association of New Kiniksa to enforce these provisions including disenfranchisement (as regards voting and entitlement to dividends).
The mandatory offer provisions of the Takeover Code (which have been substantially replicated in the New Kiniksa Articles) were adopted with the philosophy that if effective control of a public company were obtained by the acquisition of shares by a person or group acting in concert, the principle of equality of treatment for shareholders would require that all shareholders should have the opportunity to obtain the price paid per share by those acquiring effective control and to liquidate their investment if they so desire. In the U.K., the 30% threshold is generally believed to be appropriate as it represents the point at which it is considered that, considering typical voting patterns for U.K. public companies subject to the Takeover Code, a shareholder may commonly be reasonably likely to be able to cause ordinary resolutions to be passed. The Board believes that, as an English company, the shareholders of New Kiniksa should have the benefit of the protections of the mandatory offer provisions, which are intended to be substantially similar to those under the Takeover Code. These provisions could have the effect of discouraging the acquisition and holding of interests of 30% or more of the voting rights and encouraging those shareholders who may be acting in concert with respect to the acquisition of shares to consult with the New Kiniksa board of directors before effecting any additional purchases.
To reflect the status quo position as regards the rights of shareholders of KNSA Bermuda in light of such mandatory offer provisions, it is anticipated that certain acquisitions of shares in New Kiniksa (such as by way of an issue of a share class attaching voting rights in accordance with the redemption provisions applying to a non-voting share class) will be generally considered and approved by the Board of Directors of New Kiniksa on an annual basis.
Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements
A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of New Kiniksa within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for New Kiniksa ordinary shares by the bidder or its concert parties during that period. The U.K. Takeover Panel has the power to extend the “look back” period to 12 months if the U.K. Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.
If the bidder or any of its concert parties has acquired ordinary shares of New Kiniksa (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of New Kiniksa or (ii) at any time after the commencement of the offer

Description of New Kiniksa Shares

period, then the offer shall be in cash (or accompanied by a full cash alternative) and the price per New Kiniksa ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The U.K. Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of New Kiniksa in the 12-month period prior to the commencement of the offer period if the U.K. Takeover Panel, having regard to the General Principles, considers it just and proper to do so.
An offer period will generally commence from the date of the first announcement of the offer or proposed offer.
Frustrating Action
Under the Takeover Code, the board of directors of New Kiniksa is not permitted to take any ‘restricted action’ or other action which might frustrate an offer for the shares of New Kiniksa for a period of seven days once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Restricted actions include (i) the issue of shares, options or convertible securities, (ii) the redemption or purchase of securities; (iii) material acquisitions or disposals, or (iv) entering into contracts other than in the ordinary course of business. The Takeover Panel must be consulted in advance of any proposed ‘restricted action’ and will normally give its consent in certain circumstances, including where:
(a)
the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(b)
in accordance with a contract entered into prior to the announcement of the offer;

(c)
the taking of the proposed action is conditional on the offer being withdrawn or lapsing;

(d)
the offeror consents to the taking of the proposed action; or

(c)
the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “— Preemption Rights, Share Warrants and Share Options” and “—Disclosure of Interests in Shares,” in addition to “—Corporate Governance,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Election of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Vacancies on Board of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Removal of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Consent to Action Without Meeting,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Amendment of Governing Documents” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Director Nominations; Proposals of Shareholders” below.
CORPORATE GOVERNANCE

The articles of association of New Kiniksa delegate the day-to-day management of New Kiniksa to the board of directors. The board of directors may then delegate management of New Kiniksa to committees, executives or to a management team, but regardless, the directors will remain responsible, as a matter of English law, for the proper management of the affairs of New Kiniksa. It is the intention of New Kiniksa to replicate the existing committees that are currently in place for Kiniksa Bermuda, which include a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. It also is the intention of New Kiniksa to adopt Kiniksa Bermuda’s current Code of Business Conduct and Ethics.
LEGAL NAME; FORMATION; FISCAL YEAR; REGISTERED OFFICE

The legal and commercial name of the newly-formed U.K. company is Kiniksa Pharmaceuticals International, plc. New Kiniksa was incorporated in the U.K. as a public limited company on April 9,

Description of New Kiniksa Shares

2024 with company registration number 15630565. New Kiniksa’s fiscal year ends on December 31 and New Kiniksa’s registered address is c/o Kiniksa Pharmaceuticals (UK), Ltd., Third Floor, 23 Old Bond Street, London, United Kingdom, W1S 4PZ.
DURATION; DISSOLUTION; RIGHTS UPON LIQUIDATION

New Kiniksa’s duration will be unlimited. New Kiniksa may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholders’ voluntary winding up, the consent of not less than 75% of the voting rights of the shareholders of New Kiniksa eligible to vote is required. New Kiniksa may also be dissolved by way of court order on the application of a creditor, or by the U.K. Companies House as an enforcement measure where New Kiniksa has failed to file certain returns.
The rights of the shareholders to a return of New Kiniksa’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in New Kiniksa’s articles of association or the terms of any preference shares issued by the directors of New Kiniksa from time to time. The holders of preference shares in particular may have the right to priority in a dissolution or winding up of New Kiniksa. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held. New Kiniksa’s articles of association provide that the ordinary shareholders of New Kiniksa are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preference shares.
EXCHANGE OF SHARES

Assuming that the Redomiciliation becomes effective, if you hold your Common Shares in uncertificated book-entry form or through DTC at the Redomiciliation Time, which we anticipate will be after the close of trading on Nasdaq on the day the Scheme of Arrangement becomes effective, and before the opening of trading on Nasdaq on the next trading day, your Common Shares will be cancelled and New Kiniksa Shares will be issued without any action on your part.
If you hold any Class A Shares directly in certificated form and the Redomiciliation becomes effective, soon after the Redomiciliation Time the Class A Transfer Agent will send you a letter of transmittal, which is to be used to surrender your Common Share certificates and to apply for share certificates evidencing your ownership in New Kiniksa. The letter of transmittal will contain instructions explaining the procedure for surrendering Common Share certificates and applying for share certificates evidencing your ownership in New Kiniksa. You should not return share certificates with the enclosed proxy card for the Redomiciliation Meeting.
If you hold any Class A1 Shares, Class B1 Shares or Class B Shares in certificated or uncertificated form, your Class A1 Shares, Class B1 Shares or Class B Shares, as applicable, will be cancelled and New Kiniksa Class A1 Ordinary Shares, Class B1 Ordinary Shares or Class B Ordinary Shares will be issued without any action on your part.
Any certificates in respect of any Common Shares will automatically be cancelled pursuant to the Scheme of Arrangement.
STOCK EXCHANGE LISTING

We expect that, immediately following the Redomiciliation Time, the New Kiniksa ordinary shares will be listed on Nasdaq under the symbol “KNSA,” the same symbol under which your shares are currently listed. We do not plan to list our shares on the London Stock Exchange at the present time.
NO SINKING FUND

The shares have no sinking fund provisions.

Description of New Kiniksa Shares

NO LIABILITY FOR FURTHER CALLS OR ASSESSMENTS

The shares to be issued in the Redomiciliation will be duly and validly issued and fully paid.
TRANSFER AND REGISTRATION OF SHARES

New Kiniksa’s share register will be maintained by its transfer agent which is expected to be [      ]. Registration in this share register will be determinative of membership in New Kiniksa. A shareholder of New Kiniksa who holds shares through DTC will not be the holder of record of such shares. Instead, the depositary (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares.
Accordingly, a transfer of shares from a person who holds such shares through DTC to a person who also holds such shares through DTC will not be registered in New Kiniksa’s official share register, as the depositary or other nominee will remain the record holder of such shares.
A written instrument of transfer is required under English law in order to register on New Kiniksa’s official share register any transfer of shares (i) from a person who holds such shares outside of DTC to any other person, (ii) from a person who holds such shares through DTC to a person who holds such shares outside of DTC or (iii) from a person who holds such shares through a depositary to another person who holds such shares through a depositary where the transfer involves a change in the depositary or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who holds shares outside of DTC to transfer those shares into his or her own broker account at a depositary (or vice versa). Such instruments of transfer may give rise to U.K. stamp duty, which must be paid prior to registration of the transfer on New Kiniksa’s official U.K. share register.
New Kiniksa’s articles of association as they will be in effect after the Redomiciliation permit the board of directors of New Kiniksa’s to authorize a person to execute an instrument of transfer on behalf of a transferring party, which the board of directors may do if for any reason such instrument is required and has not been lodged with New Kiniksa.
The directors may decline to recognize any instrument of transfer if:
(i)
the instrument of transfer is not duly stamped (if required by law) and lodged with New Kiniksa, at such place as the directors shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer,

(ii)
the instrument of transfer is not in respect of only one class of share,

(iii)
the instrument of transfer is in respect of more than four transferees,

(iv)
the instrument of transfer is in favor of a minor, bankrupt or person of mental ill health,

(v)
where the directors are obliged or entitled to refuse to do so as a result of any failure to comply with a notice under section 793 of the Companies Act for failure by the shareholder to disclose information.

Comparison of Rights of Shareholders and Powers of the Board of Directors

Your rights as a shareholder of Kiniksa and the relative powers of the Board of Directors are governed by Bermuda law and Kiniksa Bermuda’s memorandum of association and Bye-laws. After the Redomiciliation, you will become a shareholder of New Kiniksa, and your rights and the relative powers of New Kiniksa’s board of directors will be governed by English law and New Kiniksa’s articles of association as they will be in effect after the Redomiciliation.
Many of the principal attributes of the Common Shares and New Kiniksa Shares will be similar.
However, there are differences between your rights under English law and under Bermuda law. In addition, there are differences between Kiniksa Bermuda’s memorandum of association and Bye-laws and New Kiniksa’s articles of association as they will be in effect after the Redomiciliation. The following discussion is a summary of material changes in your rights resulting from the Redomiciliation. This summary is not complete and does not cover all of the differences between English law and Bermuda law affecting companies and their shareholders or all the differences between Kiniksa Bermuda’s memorandum of association and Bye-laws and New Kiniksa’s articles of association. We believe this summary is accurate. It is, however, subject to the complete text of the relevant provisions of the Companies Act, the Bermuda Companies Act, Kiniksa Bermuda’s memorandum of association and Bye-laws and New Kiniksa’s articles of association as will be in effect after the Redomiciliation. We encourage you to read those laws and documents carefully. New Kiniksa’s form of articles of association as they will be in effect after the Redomiciliation are attached to this proxy statement as Annex B. For information as to how you can obtain Kiniksa Bermuda’s memorandum of association and Bye-laws, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of New Kiniksa below reflects New Kiniksa’s articles of association as those documents will be in effect upon completion of the Redomiciliation.
CAPITALIZATION

Authorized Share Capital
Kiniksa Bermuda. The authorized share capital of Kiniksa Bermuda is $54,647 comprised of 200,000,000 shares of par value $0.000273235 per share, which can be designated as preferred shares, Class A Shares, Class A1 Shares, Class B Shares or Class B1 Shares upon issue.
Kiniksa Bermuda may issue shares subject to the maximum prescribed by its authorized share capital. As of [   ], 2024, Kiniksa Bermuda had issued approximately US $[   ] of its authorized share capital of $54,647, with such issued share capital comprised of approximately [   ] Class A Shares, [      ] Class A1 Shares, [      ] Class B Shares and [      ] Class B1 Shares. Under Kiniksa Bermuda’s Bye-laws, the directors of Kiniksa Bermuda may issue new common or preferred shares without shareholder approval. Further, under Kiniksa Bermuda’s Bye-laws, the Board of Directors may issue an unlimited number of preferred shares. As of the date of the Redomiciliation Meeting, no preferred shares were issued or outstanding.
In accordance with the provisions of the Bermuda Companies Act, the authorized share capital may be increased by way of a resolution of a majority of votes cast by Kiniksa Bermuda’s shareholders. The shares comprising the authorized share capital of Kiniksa Bermuda may be divided into shares of such par value as the resolution shall prescribe.
The rights and restrictions to which the Common Shares are subject are prescribed in Kiniksa Bermuda’s Bye-laws. Kiniksa Bermuda’s Bye-laws entitle the Board of Directors by resolution to issue shares having such preferred, deferred, qualified, voting and/or redemption rights, dividend rates and such other participating, optional or special rights, qualifications, limitations or restrictions as may be fixed by the Board of Directors (in the absence of a shareholder resolution determining the same). These preferred shares are of the type commonly known as “blank-check” preferred stock.

Comparison of Rights of Shareholders and Powers of the Board of Directors

Under its Bye-laws, Kiniksa Bermuda may by resolution of a majority of votes cast by its shareholders, divide its existing shares into several classes and attach to these shares any preferential, deferred, qualified or special rights, privileges or conditions.
New Kiniksa. New Kiniksa is not required to have an authorized share capital under the Companies Act.
Following the Redomiciliation, we expect New Kiniksa will have issued approximately [   ] Class A Ordinary Shares, [   ] Class A1 Ordinary Shares, [   ] Class B Ordinary Shares, [   ] Class B1 Ordinary Shares, 50,000 Existing Preference Shares and 1 Existing Ordinary Share. In connection with the Redomiciliation, New Kiniksa will also assume the sponsorship of, and all rights and obligations under the KNSA Equity Incentive Plans, including Kiniksa Bermuda’s existing obligations to deliver shares thereunder, pursuant to the terms thereof.
As a matter of U.K. company law, the directors of a company may issue new ordinary or preference shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution.
Because of this requirement of English law, the articles of association of New Kiniksa authorize the board of directors of New Kiniksa to issue new ordinary or preference shares without shareholder approval for a period of five years from the date of New Kiniksa’s incorporation.
The rights and restrictions to which the ordinary shares and preference shares will be subject to will be prescribed in New Kiniksa’s articles of association. New Kiniksa’s articles of association entitle the board of directors, without shareholder approval, to determine the terms of the preference shares issued by New Kiniksa. Preference shares may be preferred as to dividends, rights on a winding up or voting in such manner as the directors of New Kiniksa may resolve. The preference shares may also be redeemable at the option of the holder of the preference shares or at the option of New Kiniksa, and may be convertible into or exchangeable for shares of any other class or classes of New Kiniksa, depending on the terms of such preference shares.
Issued Share Capital
Kiniksa Bermuda. As of [   ], 2024, the issued and outstanding share capital of Kiniksa Bermuda consisted of approximately [   ] Class A Shares, [   ] Class A1 Shares, [   ] Class B Shares and [   ] Class B1 Shares and there were no preference shares issued or outstanding.
New Kiniksa. Immediately prior to the Redomiciliation, the issued share capital of New Kiniksa will be £50,000.01, comprised of 1 ordinary share with a nominal value of £0.01 per share (“Existing Ordinary Shares”) and 50,000 redeemable preference shares with a nominal value of £1.00 per share (“Existing Preference Shares”). In connection with the consummation of the Redomiciliation, the Existing Ordinary Share held by Kiniksa Bermuda will be gifted to New Kiniksa for nil consideration. The Existing Preference Shares held by Kiniksa Bermuda will remain in issue in order to satisfy the initial authorized minimum capital requirements for an English public company which is currently prescribed as GBP£50,000. The Existing Preference Shares have no rights to vote at any general meeting of New Kiniksa and have no right to receive any dividend. The rights and restrictions attaching to the Existing Preference Shares are set out in New Kiniksa’s articles of association. We expect that New Kiniksa will then issue approximately [   ] A Ordinary Shares, [   ] A1 Ordinary Shares, [   ] B Ordinary Shares and [   ] B1 Ordinary Shares, each with a nominal value of $0.000273235 per share in connection with the Scheme of Arrangement. All shares issued on completion of the Redomiciliation will be issued as fully paid up.
Consolidation and Division; Subdivision
Kiniksa Bermuda. Under its Bye-laws, Kiniksa Bermuda may by resolution of a majority of votes cast by its shareholders consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its memorandum of association.

Comparison of Rights of Shareholders and Powers of the Board of Directors

New Kiniksa. Under its articles of association, New Kiniksa may by ordinary resolution (being more than 50 percent of the votes cast by shareholders entitled to vote) consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.
Reduction of Share Capital; Increase of Share Capital
Kiniksa Bermuda. Kiniksa Bermuda may, by resolution of a majority of votes cast by its shareholders and in accordance with the Bermuda Companies Act, reduce its issued share capital or any share premium account in any way. Kiniksa Bermuda may, by resolution of a majority of votes cast by its shareholders, increase its capital by such sum to be divided into shares of such par value as Kiniksa Bermuda may prescribe.
New Kiniksa. New Kiniksa may, by special resolution (being at least 75 percent of the votes cast by shareholders entitled to vote) reduce or cancel its issued share capital in any way, including through the cancellation of the non-voting bonus share, for the purposes of English law.
PREEMPTION RIGHTS, SHARE WARRANTS AND SHARE OPTIONS

Kiniksa Bermuda. Kiniksa Bermuda shareholders do not have preemption rights under the Bermuda Companies Act or in Kiniksa Bermuda’s Bye-laws over further issuances of shares of Kiniksa Bermuda.
The Bye-laws of Kiniksa Bermuda provide that the Board of Directors is authorized to offer, allot, grant options over or otherwise dispose of the unissued shares of Kiniksa Bermuda at such times and for such consideration and upon such terms and conditions as the Board may determine.
New Kiniksa. Certain statutory preemption rights apply automatically in favor of New Kiniksa’s shareholders where shares in New Kiniksa are to be issued for cash. However, New Kiniksa has opted out of these preemption rights in its articles of association as permitted under English company law. The statutory preemption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).
The articles of association of New Kiniksa provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which New Kiniksa is subject, the board of directors is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board of directors deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board of directors may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Companies Act provides that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. Thus, the board of directors may issue shares upon exercise of warrants or options without shareholder approval or authorization.
DISTRIBUTIONS AND DIVIDENDS; BUYBACKS AND REDEMPTIONS

Distributions and Dividends
Kiniksa Bermuda. Under Bermuda law, a company may declare and pay dividends or make distributions out of contributed surplus from time to time unless there are reasonable grounds for believing that the company is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the company’s assets would thereby be less than the aggregate of its liabilities. Under Kiniksa Bermuda’s Bye-laws, each holder of Common Shares is entitled to dividends, if, as, and when dividends are declared by the Board of Directors, subject to any preferred dividend right of the holders of any preferred shares.
Contributed surplus includes proceeds arising from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as nominal capital and donations of cash and other assets to Kiniksa Bermuda.

Comparison of Rights of Shareholders and Powers of the Board of Directors

Kiniksa Bermuda may deduct from any dividend, distribution or other monies payable to a shareholder by Kiniksa Bermuda on or in respect of any shares all sums of money (if any) presently payable by the shareholder to Kiniksa Bermuda on account of calls or otherwise in respect of shares of Kiniksa Bermuda
The directors of Kiniksa Bermuda are also entitled to issue shares with preferred rights to participate in dividends declared by Kiniksa Bermuda. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to holders of Common Shares.
New Kiniksa. Under English law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of New Kiniksa less accumulated realized losses of New Kiniksa. In addition, no distribution or dividend may be made unless the net assets of New Kiniksa are equal to, or in excess of, the aggregate of New Kiniksa’s called up share capital plus undistributable reserves and the distribution does not reduce New Kiniksa’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which New Kiniksa’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed New Kiniksa’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.
The determination as to whether or not New Kiniksa has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of New Kiniksa. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Companies Act which give a “true and fair view” of New Kiniksa’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the U.K. Companies House (the official public registry for companies in the U.K.).
Although New Kiniksa will not have any distributable reserves immediately following the Redomiciliation Time, New Kiniksa may take steps in the future to create such distributable reserves (if and when required). Please see “Description of New Kiniksa Shares—Dividends.”
The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of New Kiniksa. New Kiniksa’s articles of association authorize the directors to declare such dividends as appear justified from the profits of New Kiniksa without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.
The directors of New Kiniksa may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to New Kiniksa in relation to the shares of New Kiniksa.
The directors of New Kiniksa are also entitled to issue shares with preferred rights to participate in dividends declared by New Kiniksa. The holders of such preference shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.
For information about the U.K. tax issues relating to dividend payments, please see “Certain United States, United Kingdom and Bermuda Tax Considerations—U.K. Tax Considerations.”
Share Buybacks and Redemptions
Kiniksa Bermuda. Under the Bermuda Companies Act, shares of a Bermuda company may be repurchased if so authorized by its Bye-laws or memorandum of association, and preferred shares may be redeemed at the option of the company if so authorized by its Bye-laws or, in the case of shares redeemable at the option of the holder, its memorandum of association, provided that: (i) no such shares shall be repurchased or redeemed except out of the capital paid thereon, the funds of the company available for dividend or distribution, or out of the proceeds of a new issue of shares made

Comparison of Rights of Shareholders and Powers of the Board of Directors

for the purposes of redemption; (ii) the premium, if any, payable on redemption, is provided out of the company’s funds which would be otherwise available for dividend or distribution or out of the company’s share premium account before the shares are repurchased or redeemed; and (iii) there are no reasonable grounds for believing that the company is, or after such redemption or repurchase would be, unable to pay its liabilities as they become due. Bermuda law does not distinguish between market and non-market purchases of a company’s own shares.
Under Kiniksa Bermuda’s Bye-laws, the Board of Directors may, at its discretion, authorize the purchase by Kiniksa Bermuda of its own shares of any class, at any price and any shares to be so purchased may be selected in any manner whatsoever upon such terms as the Board may determine, provided always that such purchase is effected in accordance with the provisions of the Bermuda Companies Act described above.
Shareholder approval is not required for the purchase by Kiniksa Bermuda of Kiniksa Bermuda shares.
Under Kiniksa Bermuda’s Bye-laws, the Board of Directors is authorized to provide for the issuance of preference shares with such rights (including redemption rights) as the Board of Directors may adopt by resolution, as set out in the Bye-laws.
Under Bermuda law, it is permissible for a Bermuda or non-Bermuda incorporated subsidiary to purchase shares of Kiniksa Bermuda. While the subsidiary holds the shares of Kiniksa Bermuda, there is no statutory prohibition with respect to such shareholder exercising voting rights in respect of those shares.
New Kiniksa. Article 7 of New Kiniksa’s articles of association provides that New Kiniksa may issue any shares as redeemable shares which are liable to be redeemed at the option of New Kiniksa or the holder. Article 8 of New Kiniksa’s articles of association provides for the express redemption mechanics in respect of the Existing Preference Shares. Accordingly, for U.K. company law purposes, the repurchase of redeemable shares by New Kiniksa will technically be effected as a redemption of those shares as described below under “—Repurchases and Redemptions by New Kiniksa.” Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back preference shares of New Kiniksa, we are referring to the redemption of preference shares by New Kiniksa pursuant to Article 7, or in the case of the Existing Preference Shares, Article 8, of the articles of association and U.K. company law as described below.
Under English law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Although New Kiniksa will not have any distributable reserves immediately following the Redomiciliation Time, New Kiniksa may take steps in the future to create such distributable reserves (if and when required). Please see “Description of New Kiniksa Shares—Dividends.” All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may be, upon redemption, cancelled or held in treasury. Shareholder approval will not be required to redeem New Kiniksa Shares.
The board of directors of New Kiniksa will also be entitled to issue preference shares which may be redeemed at the option of either New Kiniksa or the shareholder, depending on the terms of such preference shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on redeemable shares.
Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by New Kiniksa at any time must not exceed 10% of the nominal value of the issued share capital of New Kiniksa. While New Kiniksa holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by New Kiniksa or re- issued subject to certain conditions. Share buybacks may be subject to U.K. stamp duty at 0.5%, payable by New Kiniksa.
BONUS SHARES

Kiniksa Bermuda. Under Kiniksa Bermuda’s Bye-laws, the Board may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of

Comparison of Rights of Shareholders and Powers of the Board of Directors

Kiniksa Bermuda for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution, provided that the share premium account may only be applied in crediting as fully paid shares of the same class as that from which the relevant share premium was derived.
New Kiniksa. Under New Kiniksa’s articles of association, the board may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account of New Kiniksa for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.
SHAREHOLDER APPROVAL OF BUSINESS COMBINATIONS AND APPRAISAL RIGHTS

Kiniksa Bermuda. There are a number of mechanisms for acquiring a Bermuda company, including:
(a)
a court-approved scheme of arrangement under the Bermuda Companies Act. A scheme of arrangement with shareholders requires a court order from the Supreme Court of Bermuda and the approval of: (1) 75% of the voting shareholders by value, and (2) a majority in number of the voting shareholders, at a meeting called to approve the scheme;

(b)
by acquiring pursuant to a tender offer 90% of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90% or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, require by notice any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares unless the Supreme Court of Bermuda (on application made within a one-month period from the date of the offeror’s notice of its intention to acquire such shares) orders otherwise.

(c)
where one or more parties holds not less than 95% of the shares or a class of shares of a company, such holder(s) may, pursuant to a notice given to the remaining shareholders or class of shareholders, acquire the shares of such remaining shareholders or class of shareholders. When this notice is given, the acquiring party is entitled and bound to acquire the shares of the remaining shareholders on the terms set out in the notice, unless a remaining shareholder, within one month of receiving such notice, applies to the Supreme Court of Bermuda for an appraisal of the value of their shares. This provision only applies where the acquiring party offers the same terms to all holders of shares whose shares are being acquired.

(d)
under the Bermuda Companies Act, two or more companies registered in Bermuda can amalgamate and continue as one amalgamated company or merge with one company surviving. A Bermuda exempted company and a foreign corporation may amalgamate or merge and continue either as a Bermuda exempted company or as a foreign corporation. The statutory threshold for approval of an amalgamation or merger is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the Bye-laws of the company. Kiniksa Bermuda’s Bye-laws provide that (a) the affirmative vote of the holders of a majority of the total issued voting power of Kiniksa Bermuda’s issued shares is required to approve an amalgamation or merger where such amalgamation or merger has been previously approved by the Board, or (b) the affirmative vote of at least 66 2/3% of the voting power of the issued and outstanding voting shares of Kiniksa Bermuda is required to approve an amalgamation or merger where such amalgamation or merger has not been previously approved by the Board. For purposes of approval of an amalgamation, all shares, whether or not otherwise entitled to vote, carry the right to vote. A separate vote of a class of shares is required if the rights of that class would be altered by virtue of the amalgamation or merger.

Under Bermuda law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets.

Comparison of Rights of Shareholders and Powers of the Board of Directors

New Kiniksa. There are a number of mechanisms for acquiring a U.K. public limited company, including:
(a)
a court-approved scheme of arrangement under the Takeover Code, a scheme of arrangement with shareholders requires a court order from the English Companies Court and the approval of: (1) 75% of the voting shareholders by value, and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme; and

(b)
through a tender offer by a third party for all of the shares of New Kiniksa. Provided the bidder is able to acquire more than 50% of the voting rights within the designated time then the offer will be successful in terms of board control. Where the holders of 90% or more of New Kiniksa’s shares have accepted an offer for their shares in New Kiniksa, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms.

Under English law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets (unless it is a substantial property transaction within the meaning of section 190 of the Companies Act).
DISCLOSURE OF INTERESTS IN SHARES

Kiniksa Bermuda. The Bermuda Companies Act does not include provisions related to disclosure of interests in shares analogous to the provisions of the Companies Act described below.
New Kiniksa. New Kiniksa, under the Companies Act, may by notice in writing require a person whom New Kiniksa knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued to have been, interested in shares comprised in New Kiniksa’s relevant share capital to: (a) indicate whether or not it is the case and (b) where such person holds or has during that time held an interest in the shares of New Kiniksa, to give such further information as may be required by New Kiniksa including particulars of such person’s own past or present interests in shares of New Kiniksa. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.
Where such a notice is served by New Kiniksa on a person who is or was interested in shares of New Kiniksa and that person fails to give New Kiniksa any information required within the reasonable time specified, New Kiniksa may apply to court for an order directing that the affected shares be subject to certain restrictions.
Under the Companies Act, the restrictions that may be placed on the shares by the court are as follows:
(a)
any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

(b)
no voting rights shall be exercisable in respect of those shares;

(c)
no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

(d)
except in a liquidation, no payment shall be made of any sums due from New Kiniksa on those shares, whether in respect of capital or otherwise.

Where the shares in New Kiniksa are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.
OTHER ANTI-TAKEOVER MEASURES

Shareholder Rights Plans and Share Issuances
Kiniksa Bermuda. Bermuda law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. Kiniksa Bermuda’s Bye-laws do not expressly allow the Board to adopt a shareholder rights plan, however the Board can effectively do

Comparison of Rights of Shareholders and Powers of the Board of Directors

so because the Board has the power to issue any authorized and unissued shares of the company on such terms and conditions as it may determine provided such action is taken in the best interests of Kiniksa Bermuda, subject to applicable regulatory and exchange requirements. It is possible that the terms and conditions of any such issue of shares could discourage a takeover or other transaction that holders of some or a majority of the Class A Shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.
New Kiniksa. English law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under English law, and shareholder approval may be required under English law to implement such a plan. In addition, where the Takeover Code applies to a U.K. company, such a plan would be subject to the Takeover Code described below.
An English public limited company is potentially subject to the Takeover Code if, among other factors, its central place of management and control is within the U.K., the Channel Islands or the Isle of Man. The Takeover Panel will generally look to the residency of a company’s directors to determine where it is centrally managed and controlled. Based on the current board structure and the proposed board structure after the Scheme of Arrangement is implemented, New Kiniksa will be considered to have its place of central management and control outside the U.K. and therefore the Takeover Code would not apply. For information purposes only we have summarized the implications of the Takeover Code herein, in the event that (although not anticipated) circumstances changes in the future and the Takeover Code becomes applicable.
Subject to the Takeover Code described below, the board of directors has the power to issue any shares of New Kiniksa on such terms and conditions as it may determine (as described above under “—Capitalization—Authorized Share Capital”) and any such action should be taken in the best interests of New Kiniksa. It is possible, however, that the terms and conditions of any issue of preference shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.
U.K. Takeover Code and Substantial Acquisition Rules
A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of New Kiniksa will be governed by the Takeover Code and will be regulated by the U.K. Takeover Panel. The “General Principles” of the Takeover and certain important aspects of the Takeover Code are described below.
General Principles
The Takeover Code is built on the following General Principles which will apply to any transaction regulated by the U.K. Takeover Panel:
•
in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•
the holders of securities in the target company must have sufficient time and information to allow them to make a properly informed decision regarding the offer;

•
the board of directors of a company must act in the interests of the company as a whole. If the board of directors of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•
false markets in the securities of the target company or any other company concerned by the offer must not be created;

•
a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

Comparison of Rights of Shareholders and Powers of the Board of Directors

•
a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of directors of the target company must divert its attention to resist the offer; and

•
a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid
As noted, based on the board structure of New Kiniksa, the Takeover Code will not apply. Nonetheless, the Board recognizes the importance of certain of the protections afforded to shareholders of U.K. public companies, which are included in the Takeover Code and the articles of association of New Kiniksa. Please see “—Takeover Code and Substantial Acquisition Rules—Mandatory Bid” for a summary of these provisions. However, these provisions do not provide all of the protections provided by the Takeover Code.
Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements
A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of New Kiniksa within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for New Kiniksa ordinary shares by the bidder or its concert parties during that period. The U.K. Takeover Panel has the power to extend the “look back” period to 12 months if the U.K. Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.
If the bidder or any of its concert parties has acquired ordinary shares of New Kiniksa (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of New Kiniksa or (ii) at any time after the commencement of the offer period, then the offer shall be in cash (or accompanied by a full cash alternative) and the price per New Kiniksa ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The U.K. Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of New Kiniksa in the 12-month period prior to the commencement of the offer period if the U.K. Takeover Panel, having regard to the General Principles, considers it just and proper to do so.
An offer period will generally commence from the date of the first announcement of the offer or proposed offer.
Frustrating Action
Under the Takeover Code, the board of directors of New Kiniksa is not permitted to take any ‘restricted action’ or other action which might frustrate an offer for the shares of New Kiniksa for a period of seven days once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Restricted actions include (i) the issue of shares, options or convertible securities, (ii) the redemption or purchase of securities; (iii) material acquisitions or disposals, or (iv) entering into contracts other than in the ordinary course of business. The Takeover Panel must be consulted in advance of any proposed ‘restricted action’ and will normally give its consent in certain circumstances, including where:
(a)
the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(b)
in accordance with a contract entered into prior to the announcement of the offer;

(c)
the taking of the proposed action is conditional on the offer being withdrawn or lapsing;

(d)
the offeror consents to the taking of the proposed action; or

Comparison of Rights of Shareholders and Powers of the Board of Directors

(e)
the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “—Preemption Rights, Share Warrants and Share Options” and “— Disclosure of Interests in Shares,” in addition to “—Corporate Governance,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Election of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Vacancies on Board of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Removal of Directors,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Consent to Action Without Meeting,” “Comparison of Rights of Shareholders and Powers of the Board of Directors—Amendment of Governing Documents” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Director Nominations; Proposals of Shareholders” below.
ELECTION OF DIRECTORS

Kiniksa Bermuda. The Bermuda Companies Act and Kiniksa Bermuda’s Bye-laws provide for a minimum of five directors and not more than such maximum number of directors as the Board may from time to time determine. Where persons are validly proposed for re-election or election as a director, the persons receiving the most votes (up to the number of directors to be elected) shall be elected as directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such directors. Directors serve three-year terms.
New Kiniksa. The Companies Act provides for a minimum of two directors. New Kiniksa’s articles of association provide for a minimum of five directors and a maximum of such number of directors as the Board may determine from time to time. The shareholders of New Kiniksa may from time to time increase or reduce the maximum number of directors by ordinary resolution, or increase the minimum number of directors by a special resolution amending the articles of association.
Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board of directors. New Kiniksa’s articles of association provide for three categories of directors (Class I, Class II and Class III). At the first general meeting of New Kiniksa, the articles of association provide that Class I directors shall be elected for a three-year term of office, Class II directors shall be elected for a one-year term of office and Class III directors shall be elected for a two-year term of office. At each succeeding annual general meeting, successors to the class of Directors whose term expires at that annual general meeting shall be elected for a three-year term.
VACANCIES ON BOARD OF DIRECTORS

Kiniksa Bermuda. Any vacancy on the Board that results from the death, disability, disqualification or resignation of a director or, as a result of an increase in the size of the Board of Directors, or any other means, may be filled by the Board of Directors, provided that a quorum is present.
New Kiniksa. New Kiniksa’s articles of association provide that the shareholders at a general meeting shall have the authority to appoint one or more directors to New Kiniksa’s board of directors, subject to the maximum number of directors provided for in the articles of association. A vacancy caused by the removal of a director by shareholders may be filled at the meeting at which the director is removed by resolution of New Kiniksa’s shareholders. If not, it may be filled by the board of directors.
Any director so appointed or elected shall constitute a member of the class of directors represented by the person that was replaced. During any vacancy in the board of directors, the remaining directors shall have full power to act as the board of directors.
Any vacancy on the Board that results from the death, disability, disqualification or resignation of a director or, as a result of an increase in the size of the Board of Directors, or any other means, may be filled by the Board of Directors, provided that a quorum is present. Any director so appointed shall hold office only until the next following annual general meeting.

Comparison of Rights of Shareholders and Powers of the Board of Directors

REMOVAL OF DIRECTORS

Kiniksa Bermuda. Kiniksa Bermuda’s Bye-laws provide that shareholders may remove a director only for cause (defined as a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or Kiniksa Bermuda into disrepute and which results in material financial detriment to Kiniksa Bermuda). A director may be removed at a special general meeting convened for that purpose provided notice is served upon the director concerned not less than 14 days before the meeting. A director is entitled to attend the meeting and be heard on the motion for his or her removal.
New Kiniksa. The Companies Act provide that notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term. Because of this provision of the Companies Act, which does not have an analog under Bermuda law, the New Kiniksa articles of association do not deny the power of the shareholders to remove any director from office without cause, even though the Kiniksa Bermuda Bye-laws do deny such power as described above. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) which the director may have against New Kiniksa in respect of his or her removal.
BOARD AND COMMITTEE COMPOSITION; MANAGEMENT

Kiniksa Bermuda. Subject to the Bermuda Companies Act, Kiniksa Bermuda’s Bye-laws provide that Kiniksa Bermuda’s business is to be managed and conducted by the Board of Directors. Subject to the Bye-laws, the Board of Directors may delegate to any director, officer, other person or committee any of the powers, authorities and discretions exercisable by it as the Board of Directors sees fit.
New Kiniksa. The articles of association of New Kiniksa delegate the day-to-day management of New Kiniksa to the board of directors. The board of directors may then delegate management of New Kiniksa to committees, executives or to a management team, but regardless, the directors will remain responsible, as a matter of English law, for the proper management of the affairs of New Kiniksa. It is the intention of New Kiniksa to replicate the existing committees that are currently in place for Kiniksa Bermuda, which include a Compensation Committee, a Nominating and Corporate Governance Committee, an Audit Committee and a Science and Research Committee. It also is the intention of New Kiniksa to adopt Kiniksa Bermuda’s current Code of Business Conduct and Ethics.
DUTIES OF THE BOARD OF DIRECTORS

Kiniksa Bermuda. As a general rule, directors’ fiduciary and statutory duties are to the company as a whole and not to individual shareholders or creditors (however directors must have regard to the interests of creditors if the company is insolvent).
Directors have a fiduciary duty to the company and such duty has four general aspects: (i) duty to act in good faith and in the best interests of the company; (ii) duty to exercise powers for a proper purpose (i.e., advance the interests of the company and not a particular group of shareholders); (iii) duty not to put themselves in a position in which their duties to the company and their personal interests may conflict; and (iv) duty to avoid secret profits, meaning that unless the Bye-laws specifically provide, a director may not make a personal profit from any opportunities arising out of his or her directorship.
The duty and skill and care a director must exercise has three aspects: (i) skill of a person of his or her particular knowledge and experience; (ii) attention to the business; and (iii) reliance on others, meaning that director may rely in good faith on officers who have been appointed for specific purposes of attending to the detail of the management, however they cannot absolve themselves entirely of their responsibility by delegation to others.
New Kiniksa. The directors of New Kiniksa have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of New Kiniksa (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and will be expected to exercise a greater degree of skill and diligence than non-executive directors). The principal directors’ duties include: (i) to act within powers; (ii) to promote the

Comparison of Rights of Shareholders and Powers of the Board of Directors

success of the company for the benefit of its shareholders as a whole; (iii) to exercise independent judgement; (iv) to exercise reasonable care, skill and diligence; (v) to avoid conflicts of interest; (vi) not to accept benefits from third parties; and (vii) to declare an interest in proposed transactions or arrangements. Particular duties also apply to directors of insolvent companies (for example, the directors could be liable to sanctions where they are deemed by the court to have carried on the business of New Kiniksa while insolvent, without due regard to the interests of creditors). For public limited companies like New Kiniksa, directors are under a specific duty to ensure that the Secretary is a person with the requisite knowledge and experience to discharge the role.
INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

Kiniksa Bermuda. Under Bermuda law, any provision in the Bye-laws or any contract or other arrangement of a company purporting to exempt a director or any officer from, or to indemnify him against, liability in respect of any fraud or dishonesty, is void. However. it is permissible to exempt or indemnify directors or officers from liability arising from negligence, default, breach of duty or breach of trust not involving dishonesty or fraud. This exemption will cover all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute). This indemnification may also cover any liabilities which the director or officer incurs in defending any proceedings (criminal or civil) where relief is granted to him, where he or she is acquitted, or where judgment is given in his or her favor. The Bye-laws of Kiniksa Bermuda provide for the indemnity by Kiniksa Bermuda of its directors and officers to the fullest extent permitted by law. Kiniksa Bermuda Bye-laws provide that the shareholders waive all claims or rights of action that they might have, individually or in right of the company, against any of the company’s directors or officers for any act or failure to act in the performance of such director’s or officer’s duties, except in respect of any fraud or dishonesty of such director or officer. Section 98A of the Bermuda Companies Act permits us to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him or her in respect of any negligence, default, breach of duty or breach of trust, whether or not Kiniksa Bermuda may otherwise indemnify such officer or director. Kiniksa Bermuda purchased and maintains a directors’ and officers’ liability policy for such a purpose.
New Kiniksa. New Kiniksa’s articles of association confer an indemnity on its directors and Secretary that is more limited than the analogous indemnity in Kiniksa Bermuda’s Bye-laws because the Companies Act prescribe that such an indemnity only permits a company to pay the costs or discharge the liability of a director or the Secretary where judgment is given in any civil or criminal action in respect of such costs or liability, or where a U.K. court grants relief because the director or Secretary acted honestly and reasonably and ought fairly to be excused. This restriction does not apply to executives who are not directors or the Secretary of New Kiniksa. Any provision which seeks to indemnify a director or secretary of a U.K. company over and above this shall be void under English law, whether contained in its articles of association or any contract between the director and the company.
U.K. companies may take out directors and officers liability insurance, as well as other types of insurance, for their directors and officers. Upon the completion of the Redomiciliation, we expect that New Kiniksa will take out directors and officers liability insurance of a type and scope substantially similar (so far as commercially able to) to the insurance taken out by Kiniksa Bermuda immediately prior to the Redomiciliation.
LIMITATION ON DIRECTOR LIABILITY

Kiniksa Bermuda. Where a breach of duty has been established, directors may be statutorily exempted by a Bermuda court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.
New Kiniksa. Under English law, a company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an English court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Comparison of Rights of Shareholders and Powers of the Board of Directors

CONFLICTS OF INTEREST

Kiniksa Bermuda. As a matter of common law applied in Bermuda, a director of a Bermuda company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he or she owes to the company and either his or her personal interest or other duties that he or she owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he or she must declare the nature and extent of that interest to the other directors at the first opportunity. The duty extends to not making personal profit from opportunities that result from directorship.
This common law duty of a director to avoid conflicts of interest generally is not breached in respect of matters that have been declared by the company at the appropriate time and (i) authorized by the directors generally or (ii) authorized by the provisions of the company’s memorandum of association and Bye-laws.
The Bye-laws of Kiniksa Bermuda provide that any director, or any director’s firm, partner or any company with whom any director is associated, may act in any capacity for, be employed by or render services to the company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorize a director or a director’s firm, partner or company to act as auditor to the company. A director who is directly or indirectly interested in a contract or proposed contract with the company (an “Interested Director”) shall declare the nature of such interest as required by the Bermuda Companies Act. An Interested Director who has complied with the requirements of the Bye-laws may: (a) vote in respect of such contract or proposed contract; and/or (b) be counted in the quorum for the meeting at which the contract or proposed contract is to be voted on, and no such contract or proposed contract shall be void or voidable by reason only that the Interested Director voted on it or was counted in the quorum of the relevant meeting and the Interested Director shall not be liable to account to Kiniksa Bermuda for any profit realized thereby.
New Kiniksa. As a matter of English law, a director is under a general fiduciary duty to avoid conflicts of interest. Directors who have a personal interest in a contract or a proposed contract with New Kiniksa are required to declare the nature of their interest at a meeting of the directors of New Kiniksa. New Kiniksa is required to maintain a register of such declared interests which must be available for inspection by the shareholders.
New Kiniksa’s articles of association provide that a director may hold any other office with New Kiniksa (except that of auditor) and may be paid extra remuneration therefor; a director may act by himself or for his firm in a professional capacity for New Kiniksa and shall be entitled to remuneration therefor; and subject to the provisions of the applicable law, a director may be a party to, or otherwise interested in, any transaction or arrangement with New Kiniksa or in which New Kiniksa is interested. Further, so long as a director declares his interest at the first opportunity at a meeting of the board of directors or by writing to the board of directors, he will not be accountable to New Kiniksa for any benefit he derives from any such arrangements.
New Kiniksa’s articles of association, to the maximum extent permitted under English law, renounce any interest or expectancy of New Kiniksa in opportunities that are presented to its officers, directors or shareholders, or their affiliates.
SHAREHOLDERS’ SUITS

Kiniksa Bermuda. Class actions and derivative actions are generally not available to shareholders under Bermuda law. The Bermuda courts, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the company or illegal, or would result in the violation of the company’s memorandum of association or Bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved it.
When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme

Comparison of Rights of Shareholders and Powers of the Board of Directors

Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.
Kiniksa Bermuda’s Bye-laws contain a provision by virtue of which our shareholders waive any claim or right of action that they have, both individually and on our behalf, against any director or officer in relation to any action or failure to take action by such director or officer, except in respect of any fraud or dishonesty of such director or officer.
New Kiniksa. In the U.K., the decision to institute proceedings is generally taken by a company’s board of directors who will usually be empowered to manage the company’s business. Under the Companies Act, a shareholder may be entitled to bring a derivative action on behalf of New Kiniksa. Leave of the court is not required to issue a derivative claim but permission must be sought to continue such a claim.
When considering whether to grant such leave, the court will consider:
•
whether the applicant is acting in good faith;

•
the importance a person acting in accordance with the statutory duty to promote the success of the company would attach to continuing it;

•
whether a proposed or past act or omission would be likely to be authorized or ratified;

•
whether the company has decided not to pursuant a claim; and

•
whether the act or omission gives rise to a cause of action that the shareholder could pursue in his or her own right, rather than on the company’s behalf.

The shareholders of New Kiniksa may also bring proceedings against New Kiniksa where the affairs of New Kiniksa are being conducted, or the powers of the directors are being exercised, in a manner that is unfairly prejudicial to the interests of shareholders generally or of some part of its shareholders or that an actual or proposed act or omission of the company is or would be so prejudicial. This is a U.K. statutory remedy and the court can grant any order it sees fit. This gives the courts options including forcing the shareholder(s) found to have unfairly prejudiced others to purchase the shares of any other shareholder(s), ordering the company to stop the conduct which is prejudicial or take steps to correct the wrong.
SHAREHOLDER CONSENT TO ACTION WITHOUT MEETING

Kiniksa Bermuda. The Bermuda Companies Act provides that anything which may be done by resolution of a company at a general meeting or a meeting of any class of shareholders may also be done by resolution in writing and that such resolution should be signed by shareholders representing the majority that would have been required had such resolution been adopted at a general meeting, or such other majority stipulated in the company’s Bye-laws. Kiniksa Bermuda’s Bye-laws provide that written resolutions may be passed by its shareholders.
New Kiniksa. Any approval of the shareholders of an English public company, whether by way of an ordinary or special resolution must be at a general meeting or a meeting of any class of shareholders and cannot be made by way of written resolution.
ANNUAL MEETINGS OF SHAREHOLDERS

Kiniksa Bermuda. Under the Bermuda Companies Act, a general meeting of Kiniksa Bermuda’s shareholders must be convened at least once in every calendar year, referred to as the annual general meeting. The directors may select the location/jurisdiction in which the annual general meeting will take place.
Notice of an annual general meeting must be given to all shareholders of Kiniksa Bermuda. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least five days’ notice shall be given of any meeting of a company, other than an adjourned meeting. Kiniksa Bermuda’s Bye-laws provide that notice of an annual general meeting shall be given at least

Comparison of Rights of Shareholders and Powers of the Board of Directors

twenty days before the date of the meeting. Annual general meetings may be called by shorter notice, but only with the consent of all the shareholders entitled to attend and vote at such meeting.
As a matter of Bermuda company law, the matters which must be transacted at an annual general meeting are the presentation of financial statements of Kiniksa Bermuda, the appointment of an auditor to hold office until the close of the next annual general meeting (and, if no such appointment is made, the auditor in office shall continue until a successor is appointed) and the election of directors.
New Kiniksa. The articles of association of New Kiniksa, in conjunction with the Companies Act provide that New Kiniksa will hold an annual general meeting at least once in each calendar year and within six months following the end of its financial year. The annual general meetings of New Kiniksa may be held outside the U.K.
Notice of an annual general meeting must be given to all shareholders of New Kiniksa and to the auditors of New Kiniksa. The minimum notice period is 21 clear days’ notice in writing for an annual general meeting. Because of the 21-clear day requirement described in this paragraph, which is different from the analogous provisions of Bermuda law, New Kiniksa’s articles of association include provisions reflecting these requirements of English law, even though analogous provisions of Kiniksa Bermuda’s Bye-laws differ in this respect. A clear day means a calendar day excluding the date notice is given and the date of the meeting itself.
SPECIAL GENERAL MEETINGS OF SHAREHOLDERS

Kiniksa Bermuda. Special general meetings of Kiniksa Bermuda may be convened (i) by the Board of Directors or (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Kiniksa Bermuda carrying voting rights. Special general meetings are generally held for the purposes of approving shareholder resolutions of Kiniksa Bermuda as may be required from time to time.
Notice of a special general meeting must be given to all shareholders of Kiniksa Bermuda and every director. The Bermuda Companies Act provides that, notwithstanding any provisions in the bye-laws of a company, at least five days’ notice shall be given of any meeting of a company, other than an adjourned meeting. The Kiniksa Bermuda Bye-laws provide that notice of a special general meeting shall be given at least twenty days before the date of the meeting. Special general meetings may be called by shorter notice, but only with the consent of a majority in number of the shareholders having the right to attend and vote at the meeting, holding not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting.
In the case of a special general meeting convened by shareholders of Kiniksa Bermuda, the proposed purpose of the meeting must be set out in the requisition notice. Subject to the Bye-laws, the requisition notice can contain any resolution. Upon receipt of this requisition notice, provided that it is signed by the requisitionists and deposited at the registered office of Kiniksa Bermuda, the Board of Directors has 21 days from the date of the deposition of the requisition to convene a meeting of Kiniksa Bermuda’s shareholders to vote on the matters set out in the requisition notice. If the Board of Directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.
New Kiniksa. General meetings of New Kiniksa may be convened (i) by the board of directors, (ii) on requisition of the shareholders holding not less than 5% of the paid up share capital of New Kiniksa carrying voting rights or (iii) on requisition of New Kiniksa’s auditors. General meetings are generally held for the purposes of approving shareholder resolutions of New Kiniksa as may be required from time to time.
Notice of a general meeting must be given to all shareholders and directors of New Kiniksa and to the auditors of New Kiniksa. The minimum notice periods are 21 clear days’ notice in writing for an annual general meeting to approve a special resolution and 14 clear days’ notice in writing for any other general meeting. General meetings may be called by shorter notice, but only with the consent of a majority in number of the shareholders having a right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting (excluding any shares in the company held as treasury shares). Because of the 21-day

Comparison of Rights of Shareholders and Powers of the Board of Directors

and 14-day requirements described in this paragraph, New Kiniksa’s articles of association include provisions reflecting these requirements of English law.
In the case of a general meeting convened by shareholders of New Kiniksa, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice from the shareholders representing at least 5% of such of the paid-up capital of New Kiniksa as carries the right of voting at general meetings of the company (excluding any paid-up capital held as treasury shares), the board of directors has 21 days to call a meeting of New Kiniksa’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within 28 days of the notice to convene the meeting.
Directors are usually elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board of directors. Each director serves a three-year term, with the expiration of such three-year terms staggered according to class.
RECORD DATES FOR SHAREHOLDER MEETINGS

Kiniksa Bermuda. Kiniksa Bermuda’s Bye-laws provide that the Board may fix any date as the record date for determining the shareholders entitled to receive notice and to vote at any general meeting.
New Kiniksa. New Kiniksa’s articles of association provide that the board of directors may fix any date as the record date for determining the shareholders entitled to receive notice and to vote at any general meeting.
DIRECTOR NOMINATIONS; PROPOSALS OF SHAREHOLDERS

Kiniksa Bermuda. Any shareholder wishing to propose for election as a director someone who is not an existing director or is not proposed by our board must give notice of the intention to propose the person for election. Where a director is to be elected at an annual general meeting, that notice must be given not less than 90 days nor more than 120 days before the anniversary of the last annual general meeting prior to the giving of the notice or, in the event the annual general meeting is called for a date that is not 30 days before or after such anniversary the notice must be given not later than 10 days following the earlier of the date on which notice of the annual general meeting was posted to members or the date on which public disclosure of the date of the annual general meeting was made. Where a director is to be elected at a special general meeting, that notice must be given not later than 10 days following the earlier of the date on which notice of the special general meeting was posted to members or the date on which public disclosure of the date of the special general meeting was made.
Additionally, Bermuda law provides that shareholders holding not less than 5% of the total voting rights or 100 or more registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at Kiniksa Bermuda’s registered office not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.
In addition, the Bermuda Companies Act provides that the directors, notwithstanding anything in the bye-laws, shall on the requisition of the shareholders holding not less than 10% of the total voting rights call a special general meeting for the purpose of considering such proposals, as described above under “—Special General Meetings of Shareholders.”
The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.
New Kiniksa. New Kiniksa’s articles of association provide that with respect to general meetings of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be proposed by or at the direction of the board of directors; by shareholders in accordance with the relevant provisions of the Companies Act or, in respect of annual general meetings only, in accordance with the procedures set forth in the articles of association; or by the chairman of the meeting.

Comparison of Rights of Shareholders and Powers of the Board of Directors

In order to comply with the advance notice procedures of New Kiniksa’s articles of association, a shareholder must give written notice to New Kiniksa’s office on a timely basis. To be timely, notice must be received by New Kiniksa not less than seven clear days nor more than 42 clear days in advance of the day appointed for the general meeting.
The notice must include the name and address of the shareholder who intends to make a proposal or nomination and certain affiliates of the shareholder (each, a “Shareholder Associated Person”); the class and number of shares held by the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding with respect to the proposal or nomination between the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding that has been entered into by or on behalf of the shareholder or any Shareholder Associated Person the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such shareholder or Shareholder Associated Person with respect to shares of New Kiniksa; a representation that the shareholder is a record holder of shares of New Kiniksa and is entitled to vote at the shareholder meeting; and a representation of whether the shareholder or the Shareholder Associated Person, if any, intends to deliver a proxy statement or otherwise solicit proxies in favor of the proposal or nomination. In addition, a notice regarding a shareholder proposal must include the text of the proposal, a brief description of the proposed business and the reasons for conducting such business at the meeting. With respect to a shareholder nomination, New Kiniksa may require the proposed nominee to furnish additional information to determine the eligibility of the proposed nominee to serve as a director.
The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.
Additionally, the Companies Act provide that shareholders holding not less than 5% of the total voting rights may call a general meeting for the purpose of considering director nominations or other proposals, as described above under “—Special Meetings of Shareholders.”
ADJOURNMENT OF SHAREHOLDER MEETINGS

Kiniksa Bermuda. Kiniksa Bermuda’s Bye-laws provide that the chairman of a general meeting at which a quorum is present may, with the consent of the members holding a majority of the voting power of the issued and outstanding shares of those members present in person or by proxy (and shall if so directed by members holding a majority of the voting power of the issued and outstanding shares of those members present in person or by proxy) adjourn the meeting. The chairman of a general meeting may adjourn the meeting to another time and place without the consent or direction of the members if it appears to him that:
(a)
it is likely to be impractical to hold or continue that meeting because of the number of members wishing to attend who are not present; or

(b)
the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)
an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each member entitled to attend and vote thereat in accordance with Kiniksa Bermuda’s Bye-laws.
New Kiniksa. New Kiniksa’s articles of association provide that the chairman of any shareholder meeting may, with the consent of a majority of votes cast by the shareholders present and voting on an adjournment proposal at a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place. No business shall be conducted at any adjourned meeting other than business which might have been transacted at the meeting from which the adjournment took place. Any meeting duly called at which a quorum is not present shall be adjourned and New Kiniksa shall provide notice pursuant to New Kiniksa’s articles of association.

Comparison of Rights of Shareholders and Powers of the Board of Directors

VOTING RIGHTS

Kiniksa Bermuda. The Bermuda Companies Act provides that any question proposed for consideration at a general meeting shall be decided by a show of hands unless a poll is demanded by: (a) the chairman; (b) at least three shareholders present in person or represented by proxy; any shareholder or shareholders present in person or proxy and holding between them not less than 10% of the total voting rights of all the members having the right to vote at such meeting; or (c) a shareholder or shareholders present in person or represented by proxy holding shares in the company conferring the right to vote at such meeting being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all such shares conferring such right. Where a poll is not demanded, shareholders present in person or by proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.
Where a poll is demanded at a general meeting, subject to any rights or restrictions lawfully attaching to any class of shares, every shareholder shall have one (1) vote for each Class A Share that he or she holds as of the record date for the general meeting and ten (10) votes for each Class B Share that he or she holds as of the record date for the general meeting. Voting rights on a poll may be exercised by shareholders registered in Kiniksa Bermuda’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in the manner prescribed by Bermuda law and Kiniksa Bermuda’s Bye-laws.
In accordance with the Bye-laws of Kiniksa Bermuda, the directors of Kiniksa Bermuda may from time to time cause Kiniksa Bermuda to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than Common Shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).
Any matter submitted to shareholders at a general meeting at which a quorum is present requires the affirmative vote of a majority of the votes cast unless otherwise required by the Bermuda Companies Act, the memorandum of association or the Bye-laws.
New Kiniksa. Where a poll is demanded at a general meeting, subject to any rights or restrictions lawfully attaching to any class of shares, every shareholder shall have one vote for each Class A Ordinary Share that he or she holds as of the record date for the meeting and 10 votes for each Class B Ordinary Share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in New Kiniksa’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by New Kiniksa’s articles of association. The articles of association of New Kiniksa permit shareholders to electronically notify New Kiniksa of the appointment of proxies.
New Kiniksa’s articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by: (i) the chairman; (ii) at least three shareholders present in person or represented by proxy and entitled to vote on the resolutions; (iii) any shareholder or shareholders present in person or represented by proxy and holding between them not less than 5% of the total voting rights of all the members having the right to vote on the resolution (excluding any voting rights attached to any shares held as treasury shares) at such meeting; (iv) or a shareholder or shareholders present in person or represented by proxy holding shares in the company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than 5% of the total sum paid up on all such shares conferring such right(excluding any voting rights attached to any shares held as treasury shares). Each New Kiniksa ordinary shareholder of record as of the record date for the meeting, subject to any rights or restrictions lawfully attaching to any class of shares and the provisions of New Kiniksa’s articles of association, shall be entitled to one vote at a general meeting on a show of hands.
In accordance with the articles of association of New Kiniksa, the directors of New Kiniksa may from time to time cause New Kiniksa to issue preference shares. These preference shares may have such

Comparison of Rights of Shareholders and Powers of the Board of Directors

voting rights as may be specified in the terms of such preference shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preference shares).
Treasury shares and shares held by subsidiaries of New Kiniksa will not be entitled to vote at general meetings of shareholders.
English company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of New Kiniksa’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of New Kiniksa’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:
•
Amending the articles of association of New Kiniksa;

•
Approving the change of name of New Kiniksa;

•
Opting out of the preemption rights on the issuance of new shares;

•
Re-registration of New Kiniksa from a public limited company to a private company;

•
Variation of class rights attaching to classes of shares;

•
Reduction of share capital;

•
Resolving that New Kiniksa be wound up by the U.K. courts;

•
Resolving in favor of a shareholder’s voluntary winding-up;

•
Re-designation of shares into different share classes; and

•
Setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the English Companies Court and the approval of: (1) 75% of the voting shareholders, at a meeting called to approve the scheme.
VARIATION OF CLASS RIGHTS ATTACHING TO SHARES

Kiniksa Bermuda. The rights attaching to any class of shares, unless otherwise provided for by the terms of issue of the relevant class, may be varied either: (i) with the consent in writing of the holders of 75% of the issued shares of that class; or (ii) with the sanction of a resolution passed by a majority of the votes cast at a general meeting of the relevant class of shareholders at which a quorum consisting of at least two persons holding or representing one-third of the issued shares of the relevant class is present. Kiniksa Bermuda’s Bye-laws specify that the creation or issue of shares ranking equally with existing shares will not, unless expressly provided by the terms of issue of existing shares, vary the rights attached to existing shares. In addition, the creation or issue of preference shares ranking prior to common shares will not be deemed to vary the rights attached to common shares or, subject to the terms of any other series of preference shares, to vary the rights attached to any other series of preference shares.
The holders of not less in the aggregate than ten percent (10%) of the issued shares of that class may apply to a Bermuda court to have a variation cancelled and, where such application is made, the variation shall not have effect unless and until it is confirmed by the court.
New Kiniksa. Variation of all or any special rights attached to any class of shares of New Kiniksa is addressed in the articles of association of New Kiniksa as well as the Companies Act. Any variation of class rights attaching to the issued shares of New Kiniksa must be approved by special resolution of the shareholders of the class affected.
The Companies Act confers a right on minority shareholders to object to a variation of class rights. The shareholder or shareholders objecting must hold not less than 15 percent of the issued shares of the class to object. Such persons must apply to court within 21 days of consent being given, or resolution being passed for the variation of class rights. Once the application is made, the variation has no effect unless and until it is confirmed by the court. The court may disallow the variation if it is satisfied,

Comparison of Rights of Shareholders and Powers of the Board of Directors

having regard to all the circumstances, that the variation would unfairly prejudice the shareholders of the class represented by the applicant. An alternative route for dissenting shareholders to challenge a variation of class rights is an unfair prejudice petition.
AMENDMENT OF GOVERNING DOCUMENTS

Kiniksa Bermuda. Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders. Kiniksa Bermuda’s Bye-laws provide that no bye-law shall be rescinded, altered or amended, and no new bye-law shall be made, unless it shall have been approved by a resolution of our Board of Directors and by a resolution of our shareholders. In the case of certain Bye-laws, such as the Bye-laws relating to election and removal of directors, approval of business combinations and amendment of bye-law provisions, the required resolutions must include the affirmative vote of at least 66% of our directors then in office and by a resolution of the shareholders including the affirmative vote of shares carrying not less than 66% of the voting power of the issued and outstanding shares.
Under Bermuda law, the holders of an aggregate of not less than 20% in par value of the company’s issued share capital or any class thereof have the right to apply to the Supreme Court of Bermuda for an annulment of any amendment of the memorandum of association adopted by shareholders at any general meeting, other than an amendment which alters or reduces a company’s share capital as provided in the Bermuda Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Bermuda court. An application for an annulment of an amendment of the memorandum of association must be made within twenty-one days after the date on which the resolution altering the company’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No application may be made by shareholders voting in favor of the amendment.
New Kiniksa. U.K. companies may only alter their articles of association by the passing of a special resolution. Therefore, New Kiniksa’s articles of association do not include amendment provisions analogous to the amendment provisions of Kiniksa Bermuda’s Bye-laws described above.
QUORUM REQUIREMENTS

Kiniksa Bermuda. Two or more persons present throughout the meeting and representing in person or by proxy a majority of the voting power of Kiniksa Bermuda’s shares constitutes a quorum for the conduct of business. No business may take place at a general meeting of Kiniksa Bermuda if a quorum is not present. The Board of Directors has no authority to waive quorum requirements stipulated in the Bye-laws of Kiniksa Bermuda. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.
New Kiniksa. The presence of at least two shareholders present in person and representing, in person or by proxy, more than 33 1/3% in voting rights of New Kiniksa’s Shares entitled to vote, shall be a quorum for the conduct of business. No business may take place at a general meeting of New Kiniksa if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of New Kiniksa. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.
INSPECTION OF BOOKS AND RECORDS

Kiniksa Bermuda. Under Bermuda law, members of the general public have the right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. Such documents include the company’s memorandum of association, including its objects and powers, and any amendments thereto. Shareholders of a company have the additional right to inspect its bye-laws, minutes of general meetings and the company’s audited financial statements presented at the annual general meeting at the company’s registered office. The register of shareholders of a company is also open to inspection by its shareholders without charge and by members of the general public on the payment of a nominal fee.

Comparison of Rights of Shareholders and Powers of the Board of Directors

New Kiniksa. Under English law, shareholders have the right to: (i) receive a copy of the articles of association of New Kiniksa and any act of the U.K. Government which alters the articles of association of New Kiniksa; (ii) inspect and obtain copies of the minutes of general meetings and resolutions of New Kiniksa; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by New Kiniksa; (iv) inspect copies of directors’ service contracts; and (v) receive copies of balance sheets and directors’ and auditors’ reports which have previously been made available to shareholders prior to an annual general meeting. The auditors of New Kiniksa will also have the right to inspect all books, records and vouchers of New Kiniksa. The auditors’ report must be circulated to the shareholders with New Kiniksa’s U.K. Financial Statements 21 days before the annual general meeting and must be read to the shareholders at New Kiniksa’s annual general meeting.
Under the Companies Act, the directors of a U.K. company must keep adequate accounting records at the registered office of New Kiniksa (or such other place as the directors think fit). Accounting records may be kept at a place outside the U.K., however if it does so, accounts and returns with respect to the business dealt with in those accounting records must be sent to, and kept at, a place in the U.K. The accounts and records to be sent to the U.K. must be such as to disclose with reasonable accuracy the financial position of the business at intervals of not more than 6 months and enable the directors to ensure that the accounts required to be prepared comply with statutory requirements and applicable accounting standards. Such accounting records must be available for inspection by the officers of New Kiniksa. No shareholder shall have any right of inspecting any accounts, books or documents of New Kiniksa unless (i) permitted by law; (ii) ordered by a court of competent jurisdiction; (iii) authorized by the directors; or (iv) authorized by the shareholders of New Kiniksa in a general meeting passing an ordinary resolution.
TRANSFER AND REGISTRATION OF SHARES

Kiniksa Bermuda. The share register with respect to the Class A Shares is maintained by the Class A Transfer Agent. Registration in this share register is determinative of membership in Kiniksa Bermuda Class A shareholders. A shareholder of Kiniksa Bermuda who holds shares beneficially is not a holder of record of such shares. Instead, the depositary (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through the same depositary or other nominee is not registered in Kiniksa Bermuda’s register of members, as the depositary or other nominee remains the record holder of such shares.
The register of members for Class A1 Shares, Class B Shares and Class B1 Shares is maintained by the Resident Representative at the registered office of Kiniksa Bermuda in Bermuda.
Each Class B Share shall automatically, without further action by the holder thereof, be converted into and each become (in such manner as is permitted by Bermuda law) one (1) fully paid and non-assessable Class A Share upon the occurrence of a Transfer (as defined in Kiniksa Bermuda’s Bye-laws), other than a Permitted Transfer (as defined in Kiniksa Bermuda’s Bye-laws), of such Class B Share. The Class B Shares are convertible into Class A Shares or Class B1 Shares at any time at the option of the holder, with prior notice to Kiniksa Bermuda, on a one-for-one basis.
Each Class A1 Share is convertible into one (1) fully paid and non-assessable Class A Share at any time at the option of the holder, with prior notice to Kiniksa Bermuda, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of the issued and outstanding Class A Shares, in which case such notice would need to be provided to Kiniksa Bermuda at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class A1 Shares is deemed to be the beneficial owner of the number of Class A Shares that would result in such holder owning up to 4.99% of the issued and outstanding Class A Shares, in addition to any other Class A Shares beneficially owned by such holder.
Each Class B1 Share shall automatically, without further action by the holder thereof, be converted into and each become (in such manner as is permitted by Bermuda law) one (1) fully paid and non-assessable Class A Share upon the occurrence of a Transfer (as defined Kiniksa Bermuda’s Bye-laws), other than a Permitted Transfer (as defined in Kiniksa Bermuda’s Bye-laws), of such Class B1

Comparison of Rights of Shareholders and Powers of the Board of Directors

Share. The Class B1 Shares are convertible into Class A Shares or Class B Shares at any time at the option of the holder, with prior notice to Kiniksa Bermuda, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class B1 Shares is deemed to be the beneficial owner of the number of Class A Shares and Class B Shares, in each case, that would result in such holder owning up to 4.99% of our issued and outstanding Class A Shares, in addition to any other Class A Shares or Class B Shares beneficially owned by such holder.
Kiniksa Bermuda shall, as soon as practicable thereafter (and in any event, within three trading days), convert such Common Shares by updating its Register of Members.
Subject to the Bermuda Companies Act and Kiniksa Bermuda’s Bye-laws, any shareholder may transfer all or any of its shares. The instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully paid, the instrument of transfer shall also be signed by or on behalf of the transferee. Shares may be transferred without a written instrument if transferred by an appointed agent or alternate in accordance with the Bermuda Companies Act. Shares that are listed and admitted to trading on an appointed stock exchange (such as the Nasdaq) may be transferred in accordance with the rules and regulations of the exchange.
The Board of Directors may decline to register any transfer unless:
(i)
the instrument of transfer is duly stamped (if required by law) and lodged with Kiniksa Bermuda at such place as the Board shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates and such other evidence as the Board of Directors may reasonably require to show the right of the transferor to make the transfer;

(ii)
the instrument of transfer is in respect of only one class of share; and

(iii)
where applicable, it is satisfied that all applicable consents, authorizations and permissions of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law have been obtained.

New Kiniksa. New Kiniksa’s share register will be maintained by its transfer agent which is expected to be [      ]. Registration in this share register will be determinative of membership in New Kiniksa. A shareholder of New Kiniksa who holds shares through DTC will not be the holder of record of such shares. Instead, the depositary (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares.
Accordingly, a transfer of shares from a person who holds such shares through DTC to a person who also holds such shares through DTC will not be registered in New Kiniksa’s official share register, as the depositary or other nominee will remain the record holder of such shares.
A written instrument of transfer is required under English law in order to register on New Kiniksa’s official share register any transfer of shares (i) from a person who holds such shares outside of DTC to any other person, (ii) from a person who holds such shares through DTC to a person who holds such shares outside of DTC or (iii) from a person who holds such shares through a depositary to another person who holds such shares through a depositary where the transfer involves a change in the depositary or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who holds shares outside of DTC to transfer those shares into his or her own broker account at a depositary (or vice versa). Such instruments of transfer may give rise to U.K. stamp duty, which must be paid prior to registration of the transfer on New Kiniksa’s official U.K. share register.
New Kiniksa’s articles of association as they will be in effect after the Redomiciliation delegate to New Kiniksa’s Secretary the authority to execute an instrument of transfer on behalf of a transferring party, which the Secretary may do if for any reason such instrument is required and has not been lodged with Kiniksa Bermuda.

Comparison of Rights of Shareholders and Powers of the Board of Directors

The directors may decline to recognize any instrument of transfer if:
(i)
the instrument of transfer is not duly stamped (if required by law) and lodged with Kiniksa Bermuda, at such place as the directors shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer,

(ii)
the instrument of transfer is not in respect of only one class of share,

(iii)
the instrument of transfer is in respect of more than four transferees,

(iv)
the instrument of transfer is in favor of a minor, bankrupt or person of mental ill health,

(v)
where the directors are obliged or entitled to refuse to do so as a result of any failure to comply with a notice under section 793 of the Companies Act for failure by the shareholder to disclose information.

Each Class B Ordinary Share shall automatically, without further action by the holder thereof, be converted into and each become (in such manner as is permitted by English law) one (1) fully paid Class A Ordinary Share upon the occurrence of a transfer of such share(s), other than a Permitted Transfer (as defined in New Kiniksa’s articles of association), of such Class B Ordinary Share. The Class B Ordinary Shares are convertible into Class A Ordinary Shares or Class B1 Ordinary Shares at any time at the option of the holder, with prior notice to New Kiniksa, on a one-for-one basis.
Each Class A1 Ordinary Share is convertible into one (1) fully paid Class A Ordinary Share at any time at the option of the holder, with prior notice to New Kiniksa, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of the issued and outstanding Class A Ordinary Shares, in which case such notice would need to be provided to New Kiniksa at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class A1 Ordinary Shares is deemed to be the beneficial owner of the number of Class A Ordinary Shares that would result in such holder owning up to 4.99% of the issued and outstanding Class A Ordinary Shares, in addition to any other Class A Ordinary Shares beneficially owned by such holder.
Each Class B1 Ordinary Share shall automatically, without further action by the holder thereof, be converted into and each become (in such manner as is permitted by English law) one (1) fully paid Class A Ordinary Share upon the occurrence of a transfer of such share(s), other than a Permitted Transfer (as defined in New Kiniksa’s articles of association), of such Class B1 Ordinary Share. The Class B1 Ordinary Shares are convertible into Class A Ordinary Shares or Class B Ordinary Shares at any time at the option of the holder, with prior notice to New Kiniksa, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Ordinary Shares, in which case such notice would need to be provided to us at least sixty-one (61) days prior to any such conversion. Accordingly, each holder of Class B1 Ordinary Shares is deemed to be the beneficial owner of the number of Class A Ordinary Shares and Class B Ordinary Shares, in each case, that would result in such holder owning up to 4.99% of our issued and outstanding Class A Ordinary Shares, in addition to any other Class A Ordinary Shares or Class B Ordinary Shares beneficially owned by such holder.
New Kiniksa shall, as soon as practicable thereafter, convert such ordinary shares in the capital of New Kiniksa by updating its Register of Members.
The conversion rights of the ordinary shares of New Kiniksa mirror the existing conversion rights of the Common Shares of Kiniksa Bermuda.
RIGHTS UPON LIQUIDATION

Kiniksa Bermuda. Upon the liquidation of Kiniksa Bermuda, after creditors have been paid the full amounts owing to them and the holders of any issued shares ranking senior to any Common Shares as to distribution on liquidation or winding-up have been paid or set aside for payment, then the holders of Common Shares are entitled to receive, pro rata, any remaining assets available for distribution to the holders of Common Shares. The liquidator may deduct from the amount payable in respect of those

Comparison of Rights of Shareholders and Powers of the Board of Directors

Common Shares any liabilities the holder has to or with Kiniksa Bermuda assets received by the holders of Kiniksa Bermuda’s Common Shares in liquidation may with the sanction of a resolution of the shareholders consist in whole or in part of property. That property is not required to be of the same kind for all shareholders. The shareholders may resolve that Kiniksa Bermuda be wound up by the court, or be wound up voluntarily, with the vote of the holders of a simple majority of the voting shares of Kiniksa Bermuda. The Board may also present a petition to the court for Kiniksa Bermuda to be wound up. Under the Bermuda Companies Act, Kiniksa Bermuda may also be wound up by the Court itself in certain circumstances.
New Kiniksa. The rights of the shareholders to a return of New Kiniksa’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in New Kiniksa’s articles of association or the terms of any preference shares issued by the directors of New Kiniksa from time to time. The holders of preference shares in particular may have the right to priority in a dissolution or winding up of New Kiniksa. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held.
New Kiniksa’s articles of association provide that the ordinary shareholders of New Kiniksa are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preference shares. New Kiniksa may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholders’ voluntary winding up, the consent of not less than 75% of the shareholders holding at least 75% of the voting rights in New Kiniksa is required. New Kiniksa may also be dissolved by way of court order on the application of a creditor, or by the U.K. Companies House as an enforcement measure where New Kiniksa has failed to file certain returns.
ENFORCEMENT OF CIVIL LIABILITIES AGAINST FOREIGN PERSONS

Kiniksa Bermuda. Kiniksa Bermuda has been advised by its Bermuda counsel, Conyers Dill & Pearman Limited, that a judgment for the payment of money rendered by a court in the U.S. based on civil liability would not be automatically enforceable in Bermuda. There is no treaty between Bermuda and the U.S. providing for the reciprocal enforcement of foreign judgments. Kiniksa Bermuda has also been advised by its Bermuda counsel that a final and conclusive judgment obtained in a court in the U.S. under which a sum of money is payable as compensatory damages may be the subject of an action in the Supreme Court of Bermuda under the common law doctrine of obligations. Such an action should be successful upon proof that the sum of money is due and payable, and without having to prove the facts supporting the underlying judgment, as long as (i) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda, and (ii) the judgment is not contrary to public policy in Bermuda, was not obtained by fraud or in proceedings contrary to natural justice of Bermuda and is not based on an error in Bermuda law.
Enforcement of such a judgment against assets in Bermuda may involve the conversion of the judgment debt into Bermuda dollars, but the Bermuda Monetary Authority has indicated that its present policy is to give the consents necessary to enable recovery in the currency of the obligation. No stamp duty or similar or other tax is payable in Bermuda on the enforcement of a foreign judgment. Court fees will be payable in connection with proceedings for enforcement.
New Kiniksa. New Kiniksa has been advised by its U.K. counsel, Ropes & Gray International LLP, that a judgment for the payment of money rendered by a court in the U.S. based on civil liability would not be automatically enforceable in the U.K. There is no treaty between the U.K. and the U.S. providing for the reciprocal enforcement of foreign judgments. A U.S. judgment can only be enforced in the U.K. at common law by bringing a new action under which the judgment will be seen as a simple contractual debt. The following requirements must be met before the foreign judgment will be deemed to be enforceable in the U.K.:
•
The judgment must be for a definite sum;

•
The judgment must be final and conclusive; and

Comparison of Rights of Shareholders and Powers of the Board of Directors

•
The judgment must be provided by a court of competent jurisdiction.

A U.K. court will also exercise its right to refuse judgment if the foreign judgment was obtained by fraud, if the judgment violated U.K. public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

Other Matters

SHAREHOLDER PROPOSALS

Kiniksa Bermuda
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary c/o Kiniksa Pharmaceuticals Corp. at our offices at 100 Hayden Avenue, Lexington, MA 02421 in writing not later than [      ], 2024.
Shareholders intending to present a proposal at the 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bye-laws. Our Bye-laws require, among other things, that such shareholders give written notice to our Secretary of their intent to present such proposal for nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, notice of such a proposal for nomination for the 2025 Annual Meeting must be given to us no earlier than the close of business on [      ] and no later than [      ]. The notice must contain the information required by our Bye-laws, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 30 days after [      ], then the notice must be given not later than 10 days following the earlier of the date on which notice of the 2025 Annual Meeting was posted to shareholders or the date on which public disclosure of the date of the 2025 Annual Meeting was made. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline. In addition to satisfying the foregoing requirements under the Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Kiniksa Bermuda’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Under the Bermuda Companies Act 1981, as amended, shareholders may, at their own expense (unless the company otherwise resolves) require a company to: (a) give to the shareholders entitled to receive notice of our next annual general meeting notice of any resolution that shareholders can properly propose at that meeting; and/or (b) to circulate a statement (of not more than 1,000 words) in respect of any matter referred to in a proposed resolution or any business to be conducted at that meeting. The number of shareholders necessary for such a request is either the number of shareholders representing not less than one-twentieth of the total voting rights of all shareholders having at the date of the request a right to vote at the meeting to which the request relates, or not less than 100 shareholders. Notice of any intended resolution must be given, and any statement must be circulated, to shareholders entitled to have notice of the meeting at which the resolution is proposed to be presented by sending a copy of the resolution or statement to each shareholder in any manner permitted for service of notice of the meeting, and notice of any intended resolution must also be given to any other shareholder of the company, including shareholders who are not entitled to notice of the meeting, by giving notice of the general effect of the resolution in any manner permitted for giving notice of meetings to such shareholder.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
New Kiniksa
New Kiniksa’s articles of association provide that with respect to a general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be proposed by or at the direction of the board of directors; at the direction of the English Companies Court; by shareholders in accordance with the relevant provisions

Other Matters

of the Companies Act or, in respect of annual general meetings only, in accordance with the procedures set forth in the articles of association; or by the chairman of the meeting. The Companies Act provide that shareholders holding not less than 5% of the paid up share capital of New Kiniksa carrying voting rights may call a general meeting for the purpose of considering director nominations or other proposals, as described above under “Comparison of Rights of Shareholders and Powers of the Board of Directors—Special General Meetings of Shareholders.”
Shareholders who intend to have a proposal considered for inclusion in New Kiniksa’s proxy materials for presentation at its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary c/o Kiniksa Pharmaceuticals Corp. at our offices at 100 Hayden Avenue, Lexington, MA 02421 in writing not later than [   ], 2024.
New Kiniksa’s articles of association require, among other things, that shareholders give written notice to our Secretary of their intent to present such proposal for nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, notice of such a proposal for nomination for the 2025 Annual Meeting must be given to us no earlier than the close of business on [      ], 2025 and no later than [      ], 2025. The notice must contain the information required by our articles of association, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 30 days after [      ], 2025, then the notice must be given not later than 10 days following the earlier of the date on which notice of the 2025 Annual Meeting was posted to shareholders or the date on which public disclosure of the date of the 2025 Annual Meeting was made. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline. In addition to satisfying the foregoing requirements under the articles of association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Kiniksa Bermuda’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
The notice must include the name and address of the shareholder who intends to make a proposal or nomination and certain affiliates of the shareholder (each, a “Shareholder Associated Person”); the class and number of shares held by the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding with respect to the proposal or nomination between the shareholder and any Shareholder Associated Person; a description of any agreement, arrangement or understanding that has been entered into by or on behalf of the shareholder or any Shareholder Associated Person the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such shareholder or Shareholder Associated Person with respect to shares of New Kiniksa; a representation that the shareholder is a record holder of shares of New Kiniksa and is entitled to vote at the shareholder meeting; and a representation of whether the shareholder or the Shareholder Associated Person, if any, intends to deliver a proxy statement or otherwise solicit proxies in favor of the proposal or nomination. In addition, a notice regarding a shareholder proposal must include the text of the proposal, a brief description of the proposed business and the reasons for conducting such business at the meeting. With respect to a shareholder nomination, New Kiniksa may require the proposed nominee to furnish additional information to determine the eligibility of the proposed nominee to serve as a director.
Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in the proxy statement for New Kiniksa’s 2025 annual general meeting.
The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if you fail to comply with the foregoing procedures.
Additionally, the Companies Act provides that shareholders holding not less than 5% of the total voting rights or paid-up share capital may call a general meeting for the purpose of considering director nominations or other proposals. The proposed purpose of the meeting must be set out in the requisition notice, and the requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of New Kiniksa’s shareholders to vote on the

Other Matters

matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.
OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

The audited financial statements of Kiniksa Bermuda for the fiscal year ended December 31, 2023, as approved by the Board of Directors, together with the report of Kiniksa Bermuda’s independent registered public accounting firm and auditor with respect to those financial statements, will be laid before the Annual Meeting.
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on Kiniksa Bermuda’s proxy card will vote your shares in their discretion on any such matters. No matters other than those set out in this proxy statement will be presented at the Redomiciliation Meeting.
SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting and Notice of Special-Court Ordered Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that banks, brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such banks, brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
KINIKSA’S ANNUAL REPORT

A copy of Kiniksa Bermuda’s Annual Report for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any holder of record of our Common Shares as of the close of business on [   ], 2024 without charge upon written request addressed to:
Kiniksa Pharmaceuticals, Ltd.
Attention: Secretary
c/o Kiniksa Pharmaceuticals Corp.
100 Hayden Avenue
Lexington, MA 02421
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and the Annual Report, which includes our Annual Report for the fiscal year ended December 31, 2023, at www.proxyvote.com. You also may access our Annual Report for the fiscal year ended December 31, 2023 in the “Financial Information” section of the “Investors” page of our website located at www.kiniksa.com. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
Where You Can Find More Information

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Statements contained in this proxy statement as to the contents of any contract or other

Other Matters

document referred to are not necessarily complete and in each instance, if such contract or document is filed as an exhibit to the Annual Report, reference is made to the copy of such contract or other document filed as an exhibit to the Annual Report, each statement being qualified in all respects by such reference. In addition, the SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that site is http://www.sec.gov. We also maintain an Internet site at www.kiniksa.com. We make available on our Internet website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as practicable after we electronically file such reports with the SEC. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this proxy statement.
Kiniksa Bermuda incorporates by reference the documents listed below and any filings Kiniksa Bermuda will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the meetings. The documents incorporated by reference are:
•
Kiniksa Bermuda’s Annual Report, as amended, for the fiscal year ended December 31, 2023;

•
Kiniksa Bermuda’s Current Report on Form 8-K filed on March 29, 2024 (insofar as it relates to the items that are deemed, in accordance with SEC rules, to have been filed); and

•
Kiniksa Bermuda’s Description of Securities filed as Exhibit 4.3 to our Annual Report for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024.

The Companies Acts
Public Company Limited by Shares
ARTICLES OF ASSOCIATION
Of
KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC
(Adopted on incorporation on 9 April 2024)

Annex A

A-i

Annex A

A-ii

Annex A

A-iii

Annex A

A-iv

Annex A

A-v

Annex A

Registered No. 15630565
The Companies Acts
Public Company Limited by Shares
ARTICLES OF ASSOCIATION
of
KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC
(Adopted on incorporation on 9 April 2024)
DEFINITIONS AND INTERPRETATION
1.
DEFINITIONS AND INTERPRETATION

1.1
In these Articles, the following words and expressions have the meanings indicated below:

“A Ordinary Shares” means the A ordinary shares of USD$0.000273235 each in the share capital of the Company;
“A1 Ordinary Shares” means the A1 ordinary shares of USD$0.000273235 each in the share capital of the Company;
“Acting in Concert” has the meaning given to it in the City Code on Takeovers and Mergers for the time being;
“Articles”means these articles of association as originally adopted or as altered from time to time (including provisions treated as provisions of the Company’s articles by virtue of section 28 of the Companies Act 2006) and the term “Article” shall be construed accordingly;
“Auditors” means the auditors of the Company for the time being or, in the case of joint auditors, any one of them;
“B Ordinary Shares” means the B ordinary shares of USD$0.000273235 each in the share capital of the Company;
“B1 Ordinary Shares” means the B1 ordinary shares of USD$0.000273235 each in the share capital of the Company;
“Board”means the board of Directors from time to time of the Company or those Directors present at a duly convened meeting of the Directors at which a quorum is present;
“Certificated Shares” means a Share which is not an Uncertificated Share and references in these Articles to a Share being held in certificated form shall be construed accordingly;
“clear days”means in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;
“Company” means Kiniksa Pharmaceuticals International, plc;
“Constitution”means the Company’s constitution within the meaning of section 17 of the Companies Act 2006;
“Depositary” means any depositary, clearing agency, custodian, nominee or similar entity authorised under arrangements entered into by the Company, or otherwise approved by the Board that holds legal title to Shares for the purposes of facilitating beneficial ownership of such Shares (or the transfer thereof) by other persons, and may include a person that holds, or is interested directly or indirectly, including through a nominee in shares or rights or interests in respect thereof, and that issues certificates, instruments, securities or other documents of title, or maintains accounts evidencing or recording the entitlement of the holders thereof, or account holders to or to receive such shares, rights or interests and shall include, where so approved by the Board the trustees (acting in their capacity as such) of any employees’ share scheme established by the Company;
“Director” means a director for the time being of the Company;

Annex A

“Equity Shares” means the A Ordinary Shares, the A1 Ordinary Shares, the B Ordinary Shares, the B1 Ordinary Shares, and any other class of equity securities in issue at the relevant time (but, for the avoidance of doubt, excluding the Preference Shares);
“Exchange Act”means the United States Securities Exchange Act of 1934, as amended, and the rules thereunder;
“Family Member” means in respect of any natural person, the spouse, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of the relevant person;
“Group”means the Company and its subsidiary undertakings for the time being and references to a “Group Member” shall be construed accordingly;
“holder” in relation to Shares, means the member whose name is entered in the Register as the holder of the Shares (but, to the extent that these Articles would otherwise conflict with the Statutes, not including the Company itself in relation to Shares held as treasury shares);
“member” means a member of the Company (but, to the extent that these Articles would otherwise conflict with the Statutes, not including the Company itself in relation to Shares held as treasury shares);
“Member of the Same Group” in relation to an undertaking (“Undertaking”), means any parent undertaking of that Undertaking for the time being and any undertaking which, in relation to the Undertaking and/or any such parent undertaking, is a subsidiary undertaking for the time being;
“Model Articles”means the Companies (Model Articles) Regulations 2008 (SI 2008/3229);
“Nasdaq” means the Nasdaq Stock Market LLC (Global Select Market);
“Office”means the registered office of the Company;
“Operator”means the Depositary Trust Company (‘DTC’) and/or Computershare Trust Company N.A. and/or Computershare Investor Services plc (as applicable) or such other person as may for the time being approved by HM Treasury as Operator under Uncertificated Securities Rules;
“Ordinary Shares”means the ordinary shares of £0.01 each in the share capital of the Company;
“paid up”means paid up or credited as paid up;
“Participating Class” means a class of Shares title to which is permitted by the Operator to be transferred by means of a Relevant System;
“person entitled by transmission” means a person entitled to a Share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law and whose name is entered in the Register in respect of the Share;
“Permitted Entity” means with respect to a member: (a) Permitted Trust solely for the benefit of (i) such member, (ii) one or more Family Members of such member and/or (iii) any other Permitted Entity of such member; or (b) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (i) such member, (ii) one or more Family Members of such member and/or (iii) any other Permitted Entity of such member;
“Permitted Transfer” means any transfer of a B Ordinary Share and/or B1 Ordinary Share by:
(a)
a Qualified Shareholder to: (i) a Family Member of that Qualified Shareholder; (ii) the shareholders, members, partners or other equity holders of such Qualified Shareholder; or (iii) any other Permitted Entity of such Qualified Shareholder;

(b)
a Permitted Entity of a Qualified Shareholder to: (i) such Qualified Shareholder or one or more Family Members of such Qualified Shareholder; or (ii) any other Permitted Entity of such Qualified Shareholder;

and any person to whom B Ordinary Shares or B1 Ordinary Shares are transferred pursuant to these Articles shall be referred to as “Permitted Transferees”;

Annex A

“Permitted Trust”means a bona fide trust where each trustee is (a) a holder of B Ordinary Shares or B1 Ordinary Shares, (b) a Family Member or (c) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments;
“Preference Shares” means the redeemable preference shares of £1.00 each in the share capital of the Company;
“Principal Place” has the meaning given to it in Article 59.1;
“Qualified Shareholder” means (a) the registered holder of a B Ordinary Share; (b) the initial registered holder of any B Ordinary Shares that are originally issued by the Company pursuant to the exercise or conversion of options, warrants or other equity awards for B Ordinary Shares; (c) any natural person who transfers B Ordinary Shares or equity award therefor (including any option or warrant exercisable or convertible into B Ordinary Shares) to a Permitted Entity that is or becomes a Qualified Shareholder; and (d) a Permitted Transferee;
“Recognised Investment Exchange” has the meaning given to it in section 285(1) of the Financial Services and Markets Act 2000;
“Register”means the register of members of the Company;
“Relevant System”means a computer-based system which allows units of securities without written instruments to be transferred and endorsed pursuant to the Uncertificated Securities Rules;
“Seal”means the common seal of the Company or any official seal kept by the Company pursuant to the Statutes;
“Secretary” means the secretary of the Company or any other person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary and any person appointed to perform the duties of secretary temporarily or in any particular case;
“Shares”means any share of any class in the capital of the Company;
“Statutes” means every statute (including any statutory instrument, order, regulation or subordinate legislation made under it) concerning companies that are incorporated in England and Wales to the extent that it is for the time being in force or (where the context requires) was in force at a particular time, including the Companies Act 2006;
“Uncertificated Securities Rules” means any provision of the Statutes relating to the holding, evidencing of title to, or transfer of Uncertificated Shares and any legislation, rules or other arrangements made under or by virtue of such provision;
“Uncertificated Share” means a Share of a class which is at the relevant time a Participating Class, title to which is recorded on the Register as being held in uncertificated form and references in these Articles to a Share being held in uncertificated form shall be construed accordingly; and
“United Kingdom”means Great Britain and Northern Ireland.
1.2
The expression “debenture” includes “debenture stock”.

1.3
References to writing include any method of reproducing or representing words, symbols or other information in such form (including in electronic form or by making it available on a website) that it can be read or seen with the naked eye and a copy of it can be retained.

1.4
References to the execution of a document (including where execution is implied, such as in the giving of a written consent) include references to its being executed under hand or under seal or by any other method, and, in relation to anything sent or supplied in electronic form, include references to its being executed by such means and incorporating such information as the Board may from time to time stipulate for the purpose of establishing its authenticity and integrity.

Annex A

1.5
Unless the context otherwise requires, any words or expressions defined in the provisions of the Companies Act 2006 that are in force at the relevant time, bear those meanings in these Articles (but as if the definitions contemplated their use in these Articles as well as in the relevant legislation), except that the word “company” shall include any body corporate.

1.6
Except where the contrary is stated or the context otherwise requires, any reference to a statute or statutory provision includes any order, regulation, instrument or other subordinate legislation made under it for the time being in force, and any reference to a statute, statutory provision, order, regulation, instrument or other subordinate legislation includes any amendment, extension, consolidation, re-enactment or replacement of it for the time being in force.

1.7
Words importing the singular number only include the plural and vice versa. Words importing the masculine gender include the feminine and neuter gender. Words importing persons include corporations.

1.8
References to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.

1.9
Headings are inserted for convenience only and shall not affect the constitution of these Articles.

2.
LIMITED LIABILITY

The liability of the members is limited to the amount, if any, unpaid on the Shares held by them.
3.
EXCLUSION OF THE MODEL ARTICLES AND STATUTES

Neither the Model Articles or any other of the Statutes shall apply as regulations or articles of the Company.
4.
FORM OF RESOLUTIONS

A special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under the Statutes or these Articles.
SHARE CAPITAL
5.
RIGHTS ATTACHED TO SHARES

5.1
Subject to the Statutes and without prejudice to any rights attached to any existing Shares, any Share may be allotted or issued with nominal value in any currency and with such rights or restrictions as the Board may determine.

5.2
The Equity Shares shall rank pari passu in all respects including in terms of income, dividends and return on capital (including a winding up) unless specified to the contrary in these Articles.

5.3
The Equity Shares shall carry the following voting rights:

5.3.1
the holders of the A Ordinary Shares are entitled to notice of and to attend all general meetings of the Company and to one (1) vote for each A Ordinary Share held at all general meetings of the Company (including, the adoption of resolutions in writing in lieu of a general meeting) subject to Article 5.3.3;

5.3.2
the holders of the B Ordinary Shares are entitled to notice of and to attend all general meetings of the Company and to ten (10) votes for each B Ordinary Share held at all general meetings of the Company (including, the adoption of resolutions in writing in lieu of a general meeting) subject to Article 5.3.3; and

5.3.3
the holders of the A1 Ordinary Shares, B1 Ordinary Shares and Preference Shares are entitled to receive notice of all general meetings and attend and speak at any general meeting, but will not be entitled to vote at any general meeting in their capacity as holder of such Shares.

5.4
The Equity Shares will carry the following conversion rights (in such manner as is permitted by the Statutes):

Annex A

5.4.1
The Ordinary Shares, A Ordinary Shares and Preference Shares are non-convertible.

5.4.2
Subject to Articles 5.4.3 and 5.4.7, each A1 Ordinary Share shall, at the option of the holder, be converted into and shall become (in such manner as is permitted by the Statutes) one fully paid A Ordinary Share by serving written notice on the Company of such holder’s election to convert such Shares.

5.4.3
No holder of such A1 Ordinary Share(s) shall be entitled to convert any A1 Ordinary Shares pursuant to Article 5.4.2 if, immediately prior to or following conversion (or portion of such conversion thereof) the holder, together with its affiliates and any member of a Section 13(d) of the Exchange Act group, beneficially owns or would beneficially own, as determined in accordance with Section 13(d) of the Exchange Act, more than 4.99% (the “Beneficial Ownership Limitation”) of the issued and outstanding A Ordinary Shares or any other class of equity security (other than an exempted security) that is registered pursuant to Section 12 of the Exchange Act, which Beneficial Ownership Limitation may be increased, decreased or such limitation waived at such holder’s election upon sixty-one (61) days’ written notice to the Company.

5.4.4
Each B Ordinary Share shall:

(a)
automatically, without further action by the holder thereof, be converted into and shall become (in such manner as is permitted by the Statutes) one fully paid A Ordinary Share upon the occurrence of a transfer, other than a Permitted Transfer, of such B Ordinary Share; or

(b)
subject to Article 5.4.7, at the option of the holder by serving written notice on the Company (a “B Conversion Notice”), be converted into and shall become (in such manner as is permitted by the Statutes) either (at the election of the holder):

(i)
one fully paid B1 Ordinary Share; or

(ii)
one fully paid A Ordinary Share,

at the election of such shareholder and as stated in the B Conversion Notice.
5.4.5
Each B1 Ordinary Share shall:

(a)
automatically, without further action by the holder thereof, be converted into and shall become (in such manner as is permitted by the Statutes) one fully paid A Ordinary Share upon the occurrence of a transfer, other than a Permitted Transfer, of such B1 Ordinary Share; or

(b)
subject to Articles 5.4.6 and 5.4.7, at the option of the holder by serving written notice on the Company (a “B1 Conversion Notice”), be converted into and shall become (in such manner as is permitted by the Statutes) either (at the election of the holder):

(i)
one fully paid B Ordinary Share; or

(ii)
one fully paid A Ordinary Share,

at the election of such shareholder and as stated in the B1 Conversion Notice.
5.4.6
No holder of B1 Ordinary Shares shall be entitled to convert any B1 Ordinary Shares pursuant to Article 5.4.5 if, immediately prior to or following such conversion (or portion of such conversion thereof) the Beneficial Ownership Limitation would apply, provided that such Beneficial Ownership Limitation may be increased, decreased or waived at such holder’s election upon sixty-one (61) days’ written notice to the Company.

5.4.7
The right of a shareholder to convert any Equity Shares pursuant to Articles 5.4.2, 5.4.4 or 5.4.5 shall be conditional on the delivery to the Company of such holder’s outstanding share certificate(s) relating to the Equity Shares to be converted (as stated in the relevant conversion notice).

Annex A

5.4.8
The Company shall, as soon as practicable after a conversion event set out in this Article 5.4 (and in any event, within three trading days), update the Register and issue a certificate for the relevant Shares in accordance with Article 13. Any conversion pursuant to Articles 5.4.2, 5.4.4 or 5.4.5 shall be deemed to have been made immediately prior to the close of business on the date of the written notice electing to convert such Shares and the surrender of the relevant share certificate.

6.
ISSUE OF SHARES

6.1
Subject to the Statutes and without prejudice to any rights attached to any existing Shares, any Share may be issued with such rights or restrictions as the Company may by ordinary resolution determine (or, in the absence of any such determination or in so far as such ordinary resolution does not make specific provision, as the Board may determine).

6.2
The Directors are generally and unconditionally authorised, under section 551 of the Companies Act 2006, to exercise for each prescribed period all the powers of the Company to allot equity securities to such persons, at such times and upon such terms as the Board may decide, up to an aggregate nominal amount equal to the Section 551 Amount.

6.3
In accordance with and within the terms of the above authority or otherwise in accordance with section 570 of the Companies Act 2006, the Directors may allot equity securities during a prescribed period wholly for cash:

6.3.1
in connection with a rights issue, subject to section 561 of the Companies Act 2006; and

6.3.2
up to an aggregate nominal amount equal to the Section 561 Amount, otherwise than in connection with a rights issue, as if section 561 of the Companies Act 2006 did not apply.

6.4
The Directors may during the prescribed period make offers or agreements which require equity securities to be allotted after the period expires and they may allot the securities in accordance with the offers or agreements as if the prescribed period had not expired.

6.5
For a period of 15 months from the date of adoption of these Articles, and subject to the provisions of the Companies Act 2006, the Board may offer, allot, issue, grant options or rights over Shares up to an aggregate nominal amount of 10% of the issued share capital of the Company and as if section 561 of the Companies Act 2006 did not apply or otherwise dispose of them to such persons at such times and for such consideration and upon such terms as the Board may determine.

6.6
For the purposes of this Article 6:

6.6.1
“rights issue” means an offer of equity securities in favour of holders of Shares where the equity securities respectively attributable to the interests of all holders of Shares are proportionate (as nearly as may be) to the number of Shares held by them, but subject to such exclusions or other arrangements as the Directors consider to be necessary or expedient with fractional entitlements (subject to Article 48 of these Articles), legal, regulatory or practical problems in, or under the laws of any territory or the requirements of a regulatory body or stock exchange or any other matter;

6.6.2
“prescribed” means:

(a)
for the purposes of the authority conferred by Article 6.2, the period (not being more than 5 years on any occasion) for which the authority is given by a resolution stating the Section 551 Amount for that period; or

(b)
for the purposes of the power conferred by Article 6.3, the period (not being more than 5 years on any occasion) for which the power is given by a resolution stating the Section 561 Amount for that period;

6.6.3
“Section 551 Amount” and “Section 561 Amount” for any prescribed period are respectively the amounts stated in the appropriate resolution for that prescribed period; and

Annex A

6.6.4
“equity securities” has the meaning stated in section 560 of the Companies Act 2006.

7.
REDEEMABLE SHARES

7.1
Subject to the Statutes and without prejudice to any rights attached to any existing Shares, Shares may be issued which are to be redeemed or which are liable to be redeemed at the option of the Company or of the holder.

7.2
Any such redemption may be on such terms and in such manner as may be provided for by these Articles.

7.3
Any such redemption may be on such terms and in such manner as the Company may by ordinary resolution determine or, in the absence of any such determination or in so far as such ordinary resolution does not make specific provision, as the Board may determine.

8.
REDEEMABLE PREFERENCE SHARES

8.1
The rights and restrictions attaching to the Preference Shares are as set out in this Article 8. For the purposes of this Article 8 and the rights and restrictions attaching to the Preference Shares:

8.1.1
“Other Shares” means any Share that is not a Preference Share, and “Other Shares” shall be construed accordingly; and

8.1.2
“Share Capital Requirement” means the minimum nominal value of such share capital that a public company is required to maintain from time to time pursuant to the Statutes.

8.2
Subject to Article 8.4 the Preference Shares shall have no right to receive any dividend or other distribution whether or capital or income.

8.3
The Preference Shares shall confer no right on the holders of Preference Shares to receive notice of, or to attend or vote at, any general meeting of the Company but shall confer on each holder thereof a right to receive notice of an to attend and to vote at any separate class meeting of the holders of Preference Shares.

8.4
Other than a return of capital in connection with the cancellation of the entire nominal value of each Preference Share, on a return of capital in a liquidation, but not otherwise, the Preference Shares shall have the right to receive the nominal amount of each such Preference Share held, but only after the holder of each Other Share in the capital of the Company shall have received the amount paid up or credited as paid up on each such Other Share and the holders of Preference Shares shall not be entitled to any further participation in the assets or profits of the Company.

8.5
A reduction by the Company of the capital paid up or credited as paid up on the Preference Shares and the cancellation of such Preference Shares will be treated as being in accordance with the rights attaching to the Preference Shares and will not involve a variation of such rights for any purpose, and the Company will be authorised at any time, without obtaining the consent of the holders of Preference Shares, to reduce its capital (in accordance with the Statutes).

8.6
A reduction by the Company of the capital paid up on the Preference Shares and the cancellation of such Preference Shares will be treated as being in accordance with the rights attaching to the Preference Shares and will not involve a variation of such rights for any purpose, and the Company will be authorised at any time, without obtaining the consent of the holders of Preference Shares, to reduce its capital (in accordance with the Statutes).

8.7
The rights, limitations and restrictions attaching to the Preference Shares shall not be, and shall not be deemed to be, varied or abrogated in any way by:

8.7.1
a reduction or cancellation of all or part of the share capital of the Company;

8.7.2
any repurchase by the Company of any of the Other Shares;

8.7.3
the allotment or issue of further Shares ranking subsequent to, pari passu with, or in priority to them, or any Preference Shares;

8.7.4
the subdivision, consolidation, conversion or redesignation of any of the Other Shares; or

Annex A

8.7.5
any alteration or amendment to these Articles or the adoption of new articles of association in substitution for, and to the exclusion of, these Articles.

8.8
Notwithstanding any other provision in these Articles (subject to the Statutes) any Preference Shares shall be redeemable on the next working day following written notice requesting such redemption being given by either the Company or the holder for the time being of the Preference Shares concerned to the other at any time after the earlier of:

8.8.1
the Company satisfying the Share Capital Requirement by virtue only of the Other Shares that are at that time in issue (i.e. independent) of, and without regard to, any Preference Shares; or

8.8.2
the Share Capital Requirement ceasing to apply to the Company.

8.9
On redemption of any Preference Shares, the Company shall pay to the holder of such Share in full the amount paid up or credited as paid up on such Share, and the holder of such Share shall be bound to deliver to the Company at its registered office the certificate in respect of such Share.

9.
PAYMENT OF COMMISSIONS

The Company may exercise the powers of paying commissions and brokerage conferred or permitted by the Statutes. Subject to the Statutes, any such commission may be satisfied by the payment of cash or by the allotment (or an option to call for the allotment) of fully or partly paid Shares or partly in one way and partly the other.
10.
TRUSTS NOT RECOGNISED

Except as required by law, no person shall be recognised by the Company as holding any Share upon any trust and the Company shall not be bound by or recognise (except as otherwise provided by these Articles or by law or under an order of a court of competent jurisdiction) any interest in any Share except an absolute right to the whole of the Share in the holder.
11.
VARIATION OF RIGHTS

11.1
Subject to the Statutes, all or any of the rights attached to any class may (unless otherwise provided by the terms of issue of the Shares of that class) be varied or abrogated with the written consent, comprising one or more documents (including in electronic form), of the holders of three-fourths in nominal value of the issued Shares of that class (excluding any Shares of that class held as treasury shares), or with the sanction of a special resolution passed at a separate meeting of the holders of the Shares of that class. The provisions of the Statutes and of these Articles relating to general meetings shall mutatis mutandis apply to any such separate meeting and to any meeting of the holders of Shares of a class held otherwise than in connection with the variation or abrogation of the rights attached to Shares of that class, except that:

11.1.1
the necessary quorum shall be two persons (or where there is only a single holder of such Shares, one person) between them holding or representing by proxy not less than one-third in voting rights of the issued Shares of that class (excluding any Shares of that class held as treasury shares) or, at any adjourned meeting of holder of Shares of that class at which such a quorum is not present, shall be any holder of Shares of that class who is present in person or by proxy whatever the number of Shares held by him;

11.1.2
any holder of Shares of that class present in person or by proxy may demand a poll; and

11.1.3
every holder of Shares of that class shall on a poll have one vote in respect of every Share of that class held by him.

For the avoidance of doubt, the Company shall not for these purposes be counted as holding any Shares of that class to the extent that it holds the Shares as treasury shares.
11.2
The provisions of this Article shall apply to the variation or abrogation of the special rights attached to some only of the Shares of any class (and to any meeting of the holders of such

Annex A

Shares held otherwise than in connection with the variation or abrogation of those rights) as if each group of Shares of the class differently treated formed a separate class.
12.
MATTERS NOT CONSTITUTING A VARIATION OF RIGHTS

The rights attached to any Share or class of Shares shall not, unless otherwise expressly provided by its terms of issue, be deemed to be varied, abrogated or breached by:
12.1.1
the creation or issue of further Shares ranking pari passu with it; or

12.1.2
the purchase or redemption by the Company of any Shares (whether of that or any other class) or the sale of any Shares (of that class or any other class) held as treasury shares.

CERTIFICATES
13.
CERTIFICATES

13.1
Except as otherwise provided in these Articles, every person whose name is entered in the Register as a holder of Shares shall be entitled, within the time specified by the Statutes and without payment, to one certificate for all the Shares of each class registered in his name. Unless otherwise requested, Certificated Shares may be issued in electronic rather than hard copy form at the discretion of the Directors. Upon a transfer (being a transfer permitted by these Articles) of part of the Shares of any class registered in his name, every holder shall be entitled without payment to one certificate for the balance in certificated form of his holding. Upon request and upon payment, for every certificate after the first, of such reasonable sum (if any) as the Board may determine, every holder shall be entitled to receive several certificates for Certificated Shares of one class registered in his name (subject to surrender for cancellation of any existing certificate representing such Shares). Every holder shall be entitled to receive one certificate in substitution for several certificates for Certificated Shares of one class registered in his name upon surrender to the Company of all the share certificates representing such Shares.

13.2
Subject as provided in the preceding part of this Article, the Company shall not be bound to issue more than one certificate in respect of Certificated Shares registered in the names of two persons and delivery of a certificate to one joint holder shall be a sufficient delivery to both of them.

14.
EXECUTION OF CERTIFICATES

Every certificate for Share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates or similar documents) shall be issued under the Seal (or in such other manner as the Board, having regard to the terms of issue and the Statutes, may authorise) and each share certificate shall specify the Shares to which it relates, the distinguishing number (if any) of the Shares and the amount paid up on the Shares. The Board may determine, either generally or in relation to any particular case, that any signature on any certificate need not be autographic but may be applied by some mechanical or other means, or printed on the certificate, or that certificates need not be signed.
15.
REPLACEMENT CERTIFICATES

If a share certificate for Certificated Shares is worn out, defaced or damaged then, upon its surrender to the Company, it shall be replaced free of charge. If a share certificate for Certificated Shares is or is alleged to have been lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of any exceptional out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board thinks fit. The Company shall be entitled to treat an application for a replacement certificate made by one of joint holders as being made on behalf of both the holders concerned.
16.
UNCERTIFICATED SHARES

16.1
Notwithstanding Articles 13, 14 and 15 of these Articles, under and subject to the Uncertificated Securities Rules, the Board may permit title to Shares of any class to be evidenced otherwise

Annex A

than by certificate and title to Shares of such a class to be transferred by means of a Relevant System and may make arrangements for a class of Shares (if all Shares of that class are in all respects identical) to become a Participating Class. Title to Shares of a particular class may only be evidenced otherwise than by a certificate where that class of Shares is at the relevant time a Participating Class. The Board may also, subject to compliance with the Uncertificated Securities Rules, determine at any time that title to any class of Shares may from a date specified by the Board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular Relevant System.
16.2
In relation to a class of Shares which is a Participating Class and for so long as it remains a Participating Class, no provision of these Articles shall apply or have effect to the extent that it is inconsistent in any respect with:

16.2.1
the holding of Shares of that class in uncertificated form;

16.2.2
the transfer of title to Shares of that class by means of a Relevant System; or

16.2.3
any provision of the Uncertificated Securities Rules;

and, without prejudice to the generality of this Article, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the Uncertificated Securities Rules, of an Operator register of securities in respect of that class of Shares in uncertificated form.
16.3
Shares of a class which is at the relevant time a Participating Class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the Uncertificated Securities Rules.

16.4
Subject to such restrictions of these Articles as may be applicable, on and from such date as the Board may determine, B1 Ordinary Shares and B Ordinary Shares may become a Participating Class and shall be held as Uncertificated Shares in accordance with the Uncertificated Securities Rules and these Articles.

16.5
If under these Articles or the Statutes, the Company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an Uncertificated Share, then, subject to these Articles and the Statutes, such entitlement shall include the right of the Board to:

16.5.1
require the holder of the Uncertificated Share by notice in writing to change that Share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a Certificated Share for as long as the Board requires;

16.5.2
appoint any person to take such other steps, by instruction given by means of a Relevant System or otherwise, in the name of the holder of such Share as may be required to effect the transfer of such Share and such steps shall be as effective as if they had been taken by the registered holder of that Share; and

16.5.3
take such other action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that Share or otherwise to enforce a lien in respect of that Share.

16.6
Unless the Board determines otherwise, Shares which a member holds in uncertificated form shall be treated as separate holdings from any Shares which that member holds in certificated form but a class of Shares shall not be treated as two classes simply because some Shares of that class are held in certificated form and others in uncertificated form.

16.7
Unless the Board determines otherwise or the Uncertificated Securities Rules require otherwise, any Shares issued or created out of or in respect of any Uncertificated Shares shall be Uncertificated Shares and any Shares issued or created out of or in respect of any Certificated Shares shall be Certificated Shares.

Annex A

16.8
The Company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the Uncertificated Securities Rules and regularly reconciled with the relevant Operator register of securities is a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption. Any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to perm it that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

LIEN
17.
COMPANY’S LIEN

17.1
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) called or payable at a fixed time in respect of that Share. The Company’s lien on a Share shall extend to any amount payable in respect of it.

17.2
The Board may at any time resolve that any Share shall be wholly or in part exempt from this Article.

18.
ENFORCING LIEN BY SALE AFTER NOTICE

The Company may sell, in such manner as the Board determines, any Shares on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after a notice has been given to the holder of the Share or the person entitled by transmission to his Share, demanding payment and indicating that if the notice is not complied with the Shares will be sold.
19.
MANNER OF SALE

To give effect to a sale, the Board may authorise and instruct some person (which may include the holder of Shares concerned) to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser and a transfer of Shares in this way will be valid even if in respect of any of the Shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and his title to the Shares shall not be affected by any irregularity or invalidity of the proceedings in reference to the sale.
20.
APPLICATION OF SALE PROCEEDS

The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment of so much of the sum for which the lien exists as is presently payable, and any residue shall upon surrender to the Company for cancellation of the certificate for the Shares sold be paid to the person entitled to the Shares immediately before the sale.
CALLS ON SHARES
21.
CALLS

21.1
Subject to the terms of issue, the Board may from time to time make calls upon the members in respect of any money unpaid on their Shares (whether in respect of the nominal amount or by way of premium). Each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on his Shares. A call may be made payable by instalments. A call may, at any time before receipt by the Company of any sum due under the call, be revoked in whole or in part and payment of a call may be postponed in whole or in part, as the Board may determine.

21.2
A person upon whom a call is made shall remain liable for all calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

22.
TIME OF CALL

A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

Annex A

23.
JOINT HOLDERS AND THEIR LIABILITY

The joint holders of any Share shall be jointly and severally liable to pay all calls in respect of the Share.
24.
INTEREST

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay all costs, charges and expenses that the Company may have incurred by reason of such non-payment, together with interest on the amount unpaid from the day it became due and payable until the day it is paid at the rate fixed by the terms of issue of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by section 609 of the Companies Act 2006) but the Board may waive payment of the interest wholly or in part.
25.
SUMS DUE ON ALLOTMENT OR BY WAY OF INSTRUMENT TREATED AS CALLS

An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of the nominal amount of the Share or by way of premium or as an instalment of a call, shall be deemed to be a call and, if it is not paid these Articles shall apply as if that amount had become due and payable by virtue of a call.
26.
POWER TO DIFFERENTIATE

Subject to the terms of issue, the Board may, on the issue of Shares, differentiate between the allottees or holders in the amount of calls to be paid and the times of payment.
27.
ADVANCE PAYMENT OF CALLS

27.1
The Board may, if it thinks fit, receive from any member willing to advance them all or any part of the monies unpaid and uncalled upon the Shares held by him and may pay interest upon the monies so advanced (to the extent such monies exceed the amount of the calls due and payable upon the Shares in respect of which they have been advanced) at such rate (not exceeding 15 per cent per annum unless the Company by ordinary resolution otherwise directs) as the Board may determine.

27.2
A payment in advance of calls shall extinguish, to the extent of it, the liability upon the Shares in respect of which it is advanced.

FORFEITURE OF SHARES
28.
NOTICE IF CALL NOT PAID

28.1
If a call or instalment of a call remains unpaid after it has become due and payable, the Board may at any time serve a notice on the holder requiring payment of so much of the call or instalment as remains unpaid together with any interest which may have accrued thereon and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall specify a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where the payment required by the notice is to be made and shall indicate that if the notice is not complied with the Shares in respect of which the call was made or instalment is payable will be liable to be forfeited.

28.2
The Board may accept the surrender of any Share liable to be forfeited and, in such case, references in these Articles to forfeiture shall include surrender.

29.
FORFEITURE IF NOTICE NOT COMPLIED WITH

If any notice served under the immediately preceding Article (Notice if call not paid) is not complied with, any Share in respect of which the notice was given may, before payment of all calls or instalments and interest due in respect of it is made, be forfeited by (and with effect from the time of the passing of) a resolution of the Board that such Share be forfeited. The forfeiture shall include all dividends declared and other monies payable in respect of the forfeited Shares and not paid before the forfeiture.

Annex A

30.
NOTICE OF FORFEITURE

When any Share has been forfeited, notice of the forfeiture shall be served upon the person who was, before the forfeiture, the holder of the Share, but a forfeiture shall not be invalidated by any failure to give such notice. An entry of such notice and an entry of the forfeiture with the date thereof shall forthwith be made in the Register in respect of such Share. However, no forfeiture shall be invalidated by any omission to make such entries as aforesaid.
31.
SALE OF FORFEITED SHARE

Until cancelled in accordance with the Statutes, a forfeited Share shall be deemed to be the property of the Company and may be sold, re-allotted or otherwise disposed of either to the person who was the holder before the forfeiture or to any other person upon such terms and in such manner as the Board thinks fit. To give effect to a sale or other disposal, the Board may authorise a person to execute an instrument of transfer to the designated transferee (and the transfer will be valid even if in respect of any of the Shares no certificate accompanies the instrument of transfer). The Company may receive any consideration given for the Share on its disposal and may register the transferee as holder of the Share. At any time before a sale, re-allotment or other disposition, the forfeiture may be cancelled on such terms as the Board thinks fit. If the Shares are in uncertificated form, the Board may instruct the Operator to transfer the Shares in accordance with the Uncertificated Securities Rules.
32.
ARREARS TO BE PAID NOTWITHSTANDING FORFEITURE

32.1
A person whose Shares have been forfeited shall cease to be a member in respect of the forfeited Shares and shall surrender to the Company for cancellation the certificate for the forfeited Shares but in all cases shall remain liable to the Company for all monies which at the date of forfeiture were presently payable by him to the Company in respect of those Shares with interest thereon from the date of forfeiture until payment at such rate (not exceeding 15 per cent per annum) as the Board may determine.

32.2
The Board may waive payment wholly or in part and the Board may enforce payment without any allowance for the value of the Shares at the time of forfeiture or for any consideration received on their disposal.

33.
STATUTORY DECLARATION AND VALIDITY OF SALE

A statutory declaration by a Director or the Secretary that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The declaration shall (subject to the completion of any formalities necessary to effect a transfer) constitute a good title to the Share and the person to whom the Share is disposed of shall be registered as the holder of the Share and shall be discharged from all calls made prior to such disposition and shall not be bound to see to the application of the consideration (if any), nor shall his title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale, re-allotment or other disposal of the Share.
UNTRACED MEMBERS
34.
POWER TO SELL SHARES OF UNTRACED MEMBERS

Subject to the Uncertificated Securities Rules, the Company shall be entitled to sell at the best price reasonably obtainable any Shares of a holder or any Shares to which a person is entitled by transmission if in respect of those Shares:
34.1.1
no cheque, warrant or other financial instrument or payment sent by the Company in the manner authorised by these Articles has been cashed for a period of at least 12 years (the “qualifying period”) and in the qualifying period the Company has paid at least three dividends and no dividend has been claimed;

34.1.2
the Company has at the expiration of the qualifying period given notice of its intention to sell such Shares by two advertisements, one in a national newspaper published in the

Annex A

United Kingdom and the other in a newspaper circulating in the area in which the last known address of the holder or the address at which service of notices may be effected in the manner authorised by these Articles is located;
34.1.3
so far as the Board is aware, the Company has not during the qualifying period or the period of three months after the date of such advertisements (or the later of the two dates if they are published on different dates) and prior to the exercise of the power of sale received any communication from the holder or person entitled by transmission, and where this power has arisen and at the time of its exercise that holder or person holds, or is entitled by transmission to hold, any other Shares issued in right of the Shares to be sold, this power shall be deemed to have arisen also in relation to those other Shares.
35.
MANNER OF SALE AND CREATION OF DEBT IN RESPECT OF NET PROCEEDS

35.1
To give effect to any sale pursuant to the immediately preceding Article, the Board may authorise and instruct a person to execute an instrument of transfer of the Shares and such instrument of transfer shall be as effective as if they had been executed by the holder of, or person entitled by transmission to, the Shares. The transfer of Shares in this way will be valid even if in respect of any of the Shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and his title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale. If the Shares are in uncertificated form, in accordance with the Uncertificated Securities Rules, the Board may issue a written notification to the Operator requiring conversion of the Share to certificated form.

35.2
The net proceeds of sale shall belong to the Company, which shall be indebted to the former holder or person entitled by transmission for an amount equal to such proceeds and shall enter the name of such former member or other person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of it and the Company shall not be required to account for any monies earned on the net proceeds, which may be employed in the business of the Company or otherwise invested as the Board thinks fit.

TRANSFER OF SHARES
36.
FORM AND EXECUTION OF TRANSFER

36.1
Subject to such of the restrictions of these Articles as may be applicable, a member may transfer all or any of the member’s Shares, in the case of Certificated Shares, by an instrument of transfer in any usual form or in any other form which the Board may approve or, in the case of Uncertificated Shares, in accordance with the Uncertificated Securities Rules and the system’s rules and otherwise in such manner as the Board in its absolute discretion shall determine. An instrument of transfer shall be executed by or on behalf of the transferor and (unless the Share is fully paid) by or on behalf of the transferee. Subject to the Statutes, the transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered in the Register in respect of it.

36.2
Subject to the Statutes and notwithstanding any other provisions of these Articles, the Board shall have power to implement any arrangements it may think fit to enable:

36.2.1
title to any securities of the Company to be evidenced and transferred without a written instrument in accordance with the Uncertificated Securities Rules and the facilities and requirements of the relevant system concerned; and

36.2.2
rights attaching to such securities to be exercised notwithstanding that such securities are held in uncertificated form where, in the Boards opinion, these Articles do not otherwise allow or provide for such exercise.

37.
RIGHT TO REFUSE REGISTRATION

37.1
In exceptional circumstances approved by the relevant regulatory authority (if any), the Board may refuse to register a transfer of Certificated Shares provided that such refusal would not

Annex A

disturb the market in those Shares. Subject to the requirements of the relevant listing rules (if applicable), the Board may, in its absolute discretion, refuse to register the transfer of a Certificated Share that is not fully paid or in the transfer of a Certificated Share on which the Company has a lien.
37.2
Subject to the Statutes, the Board may also refuse to register the transfer of a Share:

37.2.1
in respect of a Certificate Share, if it is not lodged, duly stamped (if necessary), at the Office or at such other place as the Board may appoint and accompanied by the certificate for the Certificated Share to which it relates (where a certificate has been issued in respect of the Shares and these Articles do not provide for such a transfer to be valid without production of the certificate) and/or such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

37.2.2
if it is not in respect of one class of Share only;

37.2.3
if it is in favour of more than four transferees;

37.2.4
if it is in favour of a minor, bankrupt or person of mental ill health; or

37.2.5
where the Board is obliged or entitled to refuse to do so as a result of any failure to comply with a notice under section 793 of the Companies Act 2006.

37.3
Subject to the Statutes, the Company may keep an overseas, local or other register in any place, and the Board may make and vary such regulations as it may think fit concerning the keeping of that register.

37.4
The Board may refuse to register a transfer of Uncertificated Shares in any circumstances that are allowed or required by the Uncertificated Securities Rule and the Relevant System.

38.
NOTICE OF REFUSAL

If the Board refuses to register a transfer it shall, in the case of Certificated Shares, within two months after the date on which the transfer was lodged and, in the case of Uncertificated Shares, within two months after the date on which the relevant Operator-instruction was received by or on behalf of the Company, send to the transferee notice of the refusal together with its reasons for the refusal.
39.
NO FEE FOR REGISTRATION

No fee shall be charged for the registration of any instrument of transfer or document relating to or affecting the title to any Share.
40.
RETENTION OF DOCUMENTS

Any instrument of transfer which is registered may be retained by the Company, but any instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.
TRANSMISSION OF SHARES
41.
TRANSMISSION ON DEATH

If a member dies, the survivor or survivors where he was a joint holder, and his executors where he was a sole holder or the only survivor of joint holders shall be the only persons recognised by the Company as having any title to his Shares; but nothing contained in this Article shall release the estate of a deceased member from any liability in respect of any Share solely or jointly held by him.
42.
ELECTION BY PERSON ENTITLED BY TRANSMISSION

Any person becoming entitled to a Share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law may, upon such evidence being produced as the Board may require and subject (where relevant) to the system’s rules, elect either to become the holder of the Share or to have some person nominated by him

Annex A

registered as the transferee. If he elects to become the holder, he shall give notice to the Company to that effect. If he elects to have another person registered, he shall, effect or procure a transfer of the Share in favour of that person. Subject to the Statutes, Article 36 shall apply to the notice or instrument of transfer as if the death or bankruptcy of the member or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer executed by the member.
43.
RIGHTS IN RESPECT OF THE SHARE

A person becoming entitled to a Share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law shall have the same rights to which he would be entitled if he were the holder of that Share, except that he shall not be entitled in respect of it to attend or vote at any general meeting of the Company or at any separate meeting of the holders of any class of Shares until he is registered as the holder of the Shares. The Board may at any time give notice to such person requiring him to elect either to become the holder of the Share or to transfer the Share and, if the notice is not complied with within 60 clear days from the date of the notice, the Board may withhold payment of all dividends and other monies payable in respect of the Share until he complies with the notice.
44.
TRANSMISSION OF UNCERTIFICATED SHARES

A person entitled by transmission to a Share in uncertificated form who elects to have some other person registered shall either:
44.1.1
procure that instructions are given by means of the Relevant System to effect transfer of such Uncertificated Share to that person; or

44.1.2
change the Uncertificated Share to certificated form and execute an instrument of transfer of that Certificated Share to that person.

ALTERATION OF CAPITAL
45.
INCREASE, CONSOLIDATION, SUB-DIVISION AND CANCELLATION

The Company may by ordinary resolution:
45.1.1
increase its share capital by new Shares of such amount as the resolution prescribes;

45.1.2
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

45.1.3
subject to the Statutes, sub-divide its Shares, or any of them, into Shares of smaller amount and the resolution may determine that, ns between the Shares resulting from the sub-division, any of them may have any preference or advantage or have such qualified or deferred rights or be subject to any restrictions as compared with the others; and

45.1.4
cancel any Shares which, at the elate of the passing of the resolution, have not been taken, or agreed to be taken, by any person and diminish the amount of its Share capital by the amount of the Shares so cancelled.

46.
FRACTIONS

Whenever as a result of a consolidation, division or sub-division of Shares any member would become entitled to fractions of a Share, the Board may deal with the fractions as it thinks fit and, in particular, may sell the Shares representing the fractions to any person (including, subject to the Statutes, the Company) and may distribute the net proceeds of sale in due proportion among those members except for amounts of £5.00 or less, which shall be retained for the benefit of the Company. To give effect to any such sale, the Board may authorise and instruct a person to take such steps as may be necessary to transfer or deliver the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money and his title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

Annex A

47. REDUCTION OF CAPITAL
Subject to the Statutes, the Company may by special resolution reduce its share capital, any capital redemption reserve and any share premium account or other undistributable reserve in any manner.
PURCHASE OF OWN SHARES
48.
PURCHASE OF OWN SHARES

48.1
Subject to the Statutes and to any rights conferred on the holders of any class of Shares, the Company may purchase all or any of its Shares of any class (including any redeemable Shares). The Company may not purchase any of its Shares unless the purchase has been sanctioned (at the time that authority for a market purchase is given or an off-market purchase contract is approved) by such resolution of the Company as may be required by the Statutes and by a special resolution passed at a separate general meeting (or meetings if there is more than one class) of the holders of any Shares which entitle the holders to convert them into equity share capital of the Company.

48.2
Neither the Company nor the Board shall be required to select the Shares to be purchased rateably or in any particular manner as between the holders of Shares of the same class or as between them and the holders of Shares of any other class or in accordance with the rights as to dividends or capital attached to any class of Shares.

GENERAL MEETINGS
49.
ANNUAL GENERAL MEETINGS

49.1
The Company shall hold annual general meetings in accordance with the requirements of the Statutes. General meetings shall include annual general meetings unless expressly specified to the contrary.

49.2
If a shareholder intends to present a proposal to the Company’s Secretary to be considered for inclusion at an annual general meeting of the Company, such shareholder must give written notice to the Secretary of such intention not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual general meeting. Any such written notice must contain: (i) the name and address of the shareholder giving such notice and any affiliates of such shareholder with a legal and/or beneficial interest in any Shares (“Shareholder Associated Persons”); (ii) the class and number of Shares held by the shareholder and/or their Shareholder Associated Persons; (iii) a description of any agreement, arrangement or understanding with respect to the proposal or nomination between the shareholder and any Shareholder Associated Person; (iv) a description of any agreement, arrangement or understanding entered into between the shareholder and/or any of its Shareholder Associated Persons the effect or intent of which is to mitigate loss, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such shareholder or Shareholder Associated Person; (v) a representation from the shareholder that they are a record holder of Shares and are entitled to vote at the annual general meeting; (vi) a representation from the shareholder as to whether or not such shareholder and/or any of its Shareholder Associated Persons intend to deliver a proxy statement or otherwise solicit proxies in favour of the proposal or nomination; (vii) the text of the proposal requested by the shareholder to be presented at the annual general meeting; and (viii) a brief description of the proposed business and the reasons for conducting such business at the annual general meeting.

50.
CONVENING GENERAL MEETINGS

The Board may convene a general meeting whenever it thinks fit and shall do so on requisition in accordance with the Statutes.
NOTICE OF GENERAL MEETINGS
51.
LENGTH OF NOTICE PERIOD

An annual general meeting shall be convened by at least 21 clear days’ notice. All other general meetings shall be convened by at least 14 clear days’ notice. Notwithstanding that a meeting

Annex A

of the Company is convened by shorter notice than that specified in this Article, it shall be deemed to have been properly convened if it is so agreed:
51.1.1
in the case of an annual general meeting, by all the members entitled to attend and vote at the meeting; and

51.1.2
in the case of any other meeting, by a majority in number of the members having a right to attend and vote at the meeting, being a majority together holding not less than 95 per cent in nominal value of the Shares giving that right.

Subject to these Articles and to any restrictions imposed on any Shares, the notice shall be given to all the members, to all persons entitled by transmission and to the Directors and Auditors.
52.
CONTENTS OF NOTICES

Every notice calling a general meeting shall specify the place, the day and the time of the meeting and the general nature of the business to be transacted. In the case of an annual general meeting, the notice shall also specify the meeting as such. A notice convening a meeting to pass a special resolution shall contain a statement to that effect. Every notice calling a meeting of the Company shall specify with reasonable prominence that a member is entitled to appoint one or more proxies to exercise all or any of his rights to attend, speak and vote at the meeting and that a proxy need not be a member. Every such notice shall also specify the address or addresses where appointments of proxy are to be deposited, delivered or received insofar as any such address is other than the postal address of the Office.
53.
OMISSION OR NON-RECEIPT OF NOTICE

No proceedings at any meeting shall be invalidated by any accidental omission to give notice of the meeting, or to send an instrument of proxy, to any person entitled to receive it or, in the case of notice in electronic form or made available by means of a website, to invite any such person to appoint a proxy, or by reason of any such person not receiving any such notice, instrument or invitation.
54.
CHANGE OF DATE, TIME OR PLACE OF MEETING

If for any reason the Board considers it impractical or undesirable to hold a meeting on the day, at the time or in the place specified in the notice calling the meeting it can change the date, time and place of the meeting (or whichever it requires), and may do so more than once in relation to the same meeting. References in these Articles to the time of the holding of the meeting shall be construed accordingly. The Board will, insofar as it is practicable, announce by advertisement in at least one newspaper with a national circulation the date, time and place of the meeting as changed, but it shall not be necessary to restate the business of the meeting in that announcement.
PROCEEDINGS AT GENERAL MEETINGS
55.
QUORUM

No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the choice or appointment of a chairperson of the meeting, which shall not be treated as part of the business of the meeting. Except as otherwise provided by these Articles, two members present in person or by proxy and holding between them at least one-third in voting rights of the issued Shares of the class (excluding any Shares held as treasury shares) entitled to vote shall be a quorum for all purposes.
56.
PROCEDURE IF QUORUM NOT PRESENT

56.1
If within thirty minutes (or such longer time not exceeding one hour as the chairperson of the meeting may decide to wait) after the time appointed for the commencement of the meeting a quorum is not present, the meeting shall (if requisitioned in accordance with the Statutes) be dissolved or (in any other case) stand adjourned to the same day one week later at the same time or to such time and place as the chairperson of the meeting may decide. Unless adjourned to a

Annex A

specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each member entitled to attend and vote thereat.
56.2
The Company shall give not less than seven clear days’ notice of any meeting adjourned through want of a quorum and the notice shall specify that one member present in person or by proxy (whatever the number of Shares held by him) and entitled to vote shall be a quorum. No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting had the adjournment not taken place.

57.
CHAIRPERSON OF GENERAL MEETING

57.1
The chairperson (if any) of the Board or, in his absence, the deputy chairperson (if any) shall preside as chairperson at every general meeting. If there is no such chairperson or deputy chairperson, or if at any meeting neither the chairperson nor a deputy chairperson is present within five minutes after the time appointed for the commencement of the meeting, or if neither of them is willing to act as chairperson, the Directors present shall choose one of their number to act, or if one Director only is present he shall preside as chairperson, if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote shall elect one of their number to be chairperson.

57.2
The chairperson of the meeting may invite any person to attend and speak at any general meeting of the Company whom he considers to be equipped by knowledge or experience of the Company’s business to assist in the deliberations of the meeting.

57.3
The decision of the chairperson of the meeting as to points of order, matters of procedure or arising incidentally out of the business of a general meeting shall be conclusive, as shall be his decision, acting in good faith, on whether a point or matter is of this nature.

58.
DIRECTORS’ RIGHT TO ATTEND AND SPEAK

Each Director shall be entitled to attend and to speak at any general meeting of the Company and at any separate general meeting of the holders of any class of Shares or debentures in the Company.
59.
MEETING AT MORE THAN ONE PLACE AND/OR IN A SERIES OF ROOMS

59.1
A general meeting or adjourned meeting may be held at more than one place. The notice of meeting will specify the place at which the chairperson will be present (the “Principal Place”) and a note accompanying the notice will specify any other place(s) at which the meeting will be held simultaneously (but any failure to do this will not invalidate the notice of meeting).

59.2
A general meeting or adjourned meeting will be held in one room or a series of rooms at the place specified in the notice of meeting or any other place at which the meeting is to be held simultaneously, including virtually pursuant to Article 59.4.

59.3
If the meeting is held in more than one place and/or in a series of rooms, it will not be validly held unless all persons entitled to attend and speak at the meeting are able:

59.3.1
if excluded from the Principal Place or the room in which the chairperson is present, to attend at one of the other places or rooms; and

59.3.2
to communicate with one another by electronic facility or facilities throughout the meeting.

59.4
The Board may make such arrangements as it thinks fit for simultaneous attendance and participation at the meeting including whether the persons entitled to attend and participate in the meeting shall be enabled to do so:

59.4.1
by means of electronic facility or facilities pursuant to Article 60.1; and/or

59.4.2
by simultaneous attendance and participation at a satellite meeting place or places pursuant to Article 60.2.

and may vary any such arrangements or make new arrangements. Arrangements may be notified in advance or at the meeting by whatever means the Board thinks appropriate to the

Annex A

circumstances. Each person entitled to attend the meeting will be bound by the arrangements made by the Board.
59.5
Where a meeting is held in more than one place and/or a series of rooms, then for the purpose of these Articles the meeting shall consist of all those persons entitled to attend and participate in the meeting who attend at any of the places or rooms.

60.
PARTICIPATION IN MEETINGS BY ELECTRONIC FACLIITIES

60.1
Without prejudice to Article 60.2, the Board may resolve to enable persons entitled to attend and participate in a general meeting to do so partly (but not wholly) by simultaneous attendance and participation by means of electronic facility or facilities, and may determine the means, or all different means, of attendance and participation used in relation to the general meeting. The members present in person or by proxy by means of an electronic facility or facilities (as so determined by the Board) shall be counted in the quorum for, and be entitled to participate in, the general meeting in question. That meeting shall be duly constituted and its proceedings valid if the chairperson is satisfied that adequate facilities are available throughout the meeting to ensure that members attending the meeting by all means (including the means of an electronic facility or facilities) are able to:

60.1.1
participate in the business for which the meeting has been convened;

60.1.2
hear all persons who speak at the meeting; and

60.1.3
be heard by all other persons attending and participating in the meeting.

60.2
Without prejudice to Article 60.1, the Board may resolve to enable persons entitled to attend and participate in a general meeting to do so by simultaneous attendance and participation at a satellite meeting place or places anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to participate in, the general meeting in question, and the meeting shall be duly constituted and its proceedings valid if the chairperson is satisfied that adequate facilities are available throughout the meeting to ensure that members attending at all the meeting places are able to:

60.2.1
participate in the business for which the meeting has been convened;

60.2.2
hear all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the Principal Place and any satellite meeting place; and

60.2.3
be heard by all other persons so present in the same way,

and the meeting shall be deemed to take place at the Principal Place (with any other location where that meeting takes place being referred in these Articles as a satellite meeting). The chairperson shall be present at, and the meeting shall be deemed to take place at, the Principal Place and the powers of the chairperson shall apply equally to each satellite meeting place, including their power to adjourn the meeting as referred to in Article 62.
61.
SECURITY ARRANGEMENTS

The Board may direct that persons entitled to attend any general meeting should submit to such searches or other security arrangements or restrictions as the Board shall consider appropriate in the circumstances and the Board may in its absolute discretion refuse entry to such general meeting to any person who fails to submit to such searches or otherwise to comply with such security arrangements or restrictions. If any person has gained entry to a general meeting and refuses to comply with any such security arrangements or restrictions or disrupts the proper and orderly conduct of the general meeting, the chairperson of the meeting may at any time without the consent of the general meeting require such person to leave or be removed from the meeting.
62.
ADJOURNMENTS

62.1
Subject to Article 57, the chairperson of the meeting may at any time without the consent of the meeting adjourn any meeting (whether or not it has commenced) either indefinitely or to such time and place as he may decide if it appears to him that:

62.1.1
the persons entitled to attend cannot be conveniently accommodated in the place appointed for the meeting;

Annex A

62.1.2
the conduct of persons present prevents, or is likely to prevent, the orderly continuation of business; or

62.1.3
an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

62.2
In addition, the chairperson of the meeting may at any time with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting either indefinitely or to such time and place as he may decide. When a meeting is adjourned indefinitely the time and place for the adjourned meeting shall be fixed by the Board.

62.3
In relation to a meeting adjourned pursuant to this Article 63, no business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting had the adjournment not taken place.

VOTES OF MEMBERS
63.
METHOD OF VOTING

63.1
At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless before or on the declaration of the result of the show of hands, or on the withdrawal of any other demand for a poll, a poll is duly demanded. Subject to the Statutes, a poll may be demanded by:

63.1.1
the chairperson of the meeting;

63.1.2
at least three members or proxies entitled to vote on the resolution;

63.1.3
any member or proxy alone or together with one or more others representing in aggregate at least 5% of the total voting rights of all the members having the right to attend and vote on the resolution (excluding any voting rights attached to any Shares held as treasury shares); or

63.1.4
any member or proxy alone or together with one or more others holding or having been appointed in respect of Shares conferring a right to vote on the resolution, being Shares on which an aggregate sum has been paid up equal to not less than 5% of the total sum paid up all the Shares conferring that right (excluding any voting rights attached to any Shares held as treasury shares).

63.2
Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairperson of the meeting that a resolution has been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

64.
VOTES OF MEMBERS

Subject to the Statutes, to any rights or restrictions attached to any Shares and to any other provisions of these Articles, on a show of hands every member who is present in person shall have one vote and on a poll every member shall have one vote for every Share of which he is the holder. If the notice of the meeting has specified a time (which is not more than 48 hours before the time fixed for the meeting) by which a person must be entered on the Register in order to have the right to attend and vote at the meeting, no person registered after that time shall be eligible to attend and vote at the meeting by right of that registration, even if present at the meeting. References in these Articles to members present in person shall be construed accordingly.
65.
VOTES OF JOINT HOLDERS

In the case of joint holders of a Share who are entitled to vote the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and seniority shall be determined by the order in which the names of the holders stand in the Register.

Annex A

66.
VOTES OF MEMBER SUFFERING INCAPACITY

A member in respect of whom an order has been made by any competent court or official on the ground that he is or may be suffering from mental disorder or is otherwise incapable of managing his affairs may vote, whether on a show of hands or on a poll, by any person authorised in such circumstances to do so on his behalf and that person may vote on a poll by proxy. The vote of such member shall not be valid unless evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote is deposited at the Office, or at such other place as is specified in accordance with these Articles for the deposit of appointments of proxy in hard copy form, not later than the last time at which an appointment of proxy should have been delivered in order to be valid for use at that meeting or on the holding of that poll.
67.
NO RIGHT TO VOTE WHERE SUMS OVERDUE ON SHARES

No member shall, unless the Board otherwise decides, vote at any general meeting or at any separate meeting of holders of any class of Shares, either in person or by proxy, or exercise any other right or privilege as a member in respect of any Share in held by him unless all monies presently payable by him in respect of that Share have been paid.
68.
VOTES ON A POLL

68.1
On a poll, a member entitled to more than one vote on a poll need not, if he votes, use all his votes or cast all the votes he uses in the same way.

68.2
A member shall be entitled to cast votes on a poll in advance, including by telephone or other electronic means, if the member complies with such procedures for the purposes of authentication and the votes are cast within such time as may be fixed in accordance with the Statutes, as the Board may prescribe.

69.
RIGHT TO WITHDRAW DEMAND FOR A POLL

The demand for a poll may, before the earlier of the close of the meeting and the taking of the poll, be withdrawn but only with the consent of the chairperson of the meeting and, if a demand is withdrawn, any other persons entitled to demand a poll may do so. If a demand is withdrawn, it shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the chairperson of the meeting may give whatever directions he considers necessary to ensure that the business of the meeting proceeds as it would have if the demand had not been made.
70.
PROCEDURE IF POLL DEMANDED

If a poll is duly demanded, it shall be taken in such manner as the chairperson of the meeting directs and he may appoint scrutineers (who need not be persons entitled to vote) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.
71.
WHEN POLL TO BE TAKEN

A poll demanded on the election of a chairperson of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or on such date (being not more than 30 days after the poll is demanded) and at such time and place and in such manner or by such means as the chairperson of the meeting directs. No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case, at least seven clear days’ notice shall be given specifying the time mid place at which the poll is to be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.
72.
CONTINUANCE OF OTHER BUSINESS AFTER POLL DEMANDED

The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded.

Annex A

73.
PROPOSAL OR AMENDMENT OF RESOLUTION

A resolution proposed by the chairperson of the meeting does not need to be seconded. In the case of a resolution duly proposed as a special resolution, no amendment to that resolution (other than an amendment to correct an obvious error) may be considered or voted upon. In the case of a resolution duly proposed as an ordinary resolution, no amendment to that resolution (other than an amendment to correct an obvious error) may be considered or voted upon unless al least 48 hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed notice of the terms of the amendment and of the intention to move the amendment has been lodged in writing in hard copy form at the Office or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it, or the chairperson of the meeting in his absolute discretion decides in good faith that it may be considered and voted upon.
74.
AMENDMENT OF RESOLUTION RULED OUT OF ORDER

If an amendment is proposed to any resolution under consideration which the chairperson of the meeting rules out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.
75.
OBJECTIONS OR ERRORS IN VOTING

If:
75.1.1
any objection shall be raised to the qualification of any voter;

75.1.2
any votes have been counted which ought not to have been counted or which might have been rejected; or

75.1.3
any votes are not counted which ought to have been counted

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless it is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairperson of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairperson of the meeting decides that the same may have affected the decision of the meeting. The decision of the chairperson of the meeting on such matters shall be conclusive.
76.
SUSPENSION OF RIGHTS FOR NON-DISCLOSURE OF INTEREST

76.1
If a member, or any other person appearing to be interested in Shares held by that member, has been duly given a notice under section 793 of the Companies Act 2006 (a “Disclosure Notice”) and has failed in relation to any Shares (the “default shares”) to give the Company the information required by such notice within 14 days of the date of such notice, then (unless the Board shall determine otherwise) from the expiry of that period:

76.1.1
the member shall not be entitled in respect of the default shares to be present or to vote (in person, by proxy or, if it is a corporation, by representative) at any general meeting or at any separate meeting of the holders of any class of Shares or on any poll; and

76.1.2
where the default shares represent at least 0.25 per cent of the issued Shares of the Company or the class in question (in either case, calculated exclusive of Shares held as treasury shares):

(a)
any dividend (including Shares issued in lieu of dividends) or other monies payable in respect of the default shares shall be withheld by the Company, which shall not have any obligation to pay interest on it; and

Annex A

(b)
no transfer, other than an excepted transfer, of any Shares held by the member shall be registered unless the member is not himself in default as regards supplying the information required and the transfer is of part only of the member’s holding and when lodged for registration is accompanied by a certificate from the member in a form satisfactory to the Board that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the Shares the subject of the transfer.

for the purposes of ensuring this Article 76.1.2(b) can apply to all Shares held by the member, the Company may, in accordance with the Uncertificated Securities Rules, issue a written notification to the Operator requiring conversion into certificated form of any Share held by the member in uncertificated form.
76.2
Where, on the basis of information obtained from a member in respect of any Share held by him or from any other person appearing to be interested in such Share, the Company gives a Disclosure Notice to any other person, it shall also send a copy of the notice to that member, but any failure to do so, or the non-receipt of the copy by the member, shall not invalidate or otherwise affect the operation of this Article.

76.3
Any new Shares issued in right of any default share shall also be subject to the restrictions in this Article, and the Board may make any right to an allotment of the new Shares subject to such restrictions when those Shares are issued.

76.4
Where any restrictions imposed under this Article apply in relation to any Shares, they shall cease to have effect if and when, and to the extent that, the Board so determines, except that particular Shares shall in any event automatically cease to be subject to any such restrictions seven days after the earlier of (a) receipt by the Board of notice that such Shares are the subject of an excepted transfer and (b) due compliance, to the satisfaction of the Board, with the relevant Disclosure Notice. If any or all of the restrictions in this Article shall cease to apply to particular Shares, any dividends and other monies withheld by reason of a restriction which then ceases to apply shall be paid without interest to the person who would have been entitled to them if that restriction had not applied, or as he may direct.

76.5
This Article is in addition to, and shall not in any way prejudice or affect, the statutory rights of the Company arising from any failure by any person to give any information required by a Disclosure Notice within the time specified in it. For the purpose of this Article, a Disclosure Notice may require any information to be given before the expiry of 14 days from the date of the notice.

76.6
In this Article:

76.6.1
an “excepted transfer” means:

(a)
a transfer pursuant to acceptance of a takeover bid;

(b)
a transfer that results from a sale made through Nasdaq or any recognised investment exchange (as defined in the Financial Services and Markets Act 2000) or any other stock exchange outside the United Kingdom on which shares in the capital of the Company are normally treated; or

(c)
a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale of such an entire interest otherwise than on any such stock exchange to a person who is not connected with the relevant member or with a person appearing to be interested in the Shares the subject of the transfer;

76.6.2
a “person appearing to be interested” in any Shares means any person named in a response to a Disclosure Notice as being so interested or shown in any register kept by the Company under the Companies Act 2006 as so interested or, taking into account any response or failure to respond to such notice or to any other statutory notice or any other relevant information, any person whom the Company has reasonable cause to believe is so interested; and

Annex A

76.6.3
references to a person having failed to give the Company the information required by a Disclosure Notice, or being in default as regards supplying such information, include (without limitation) (i) references to his having failed or refused to give all or any part of it and (ii) references to his having given information which he knows to be false in a material particular or his having recklessly given information which is false in a material particular.

Notwithstanding anything to the contrary in this Article, no restriction shall apply by virtue of this Article.
PROXIES
77.
EXECUTION OF AN APPOINTMENT OF PROXY

77.1
Appointments of proxies may be by:

77.1.1
an instrument in writing in substantially the following form or such other form as the Board or the chairperson of the meeting shall accept:

Proxy
Kiniksa Pharmaceuticals International Plc (the “Company”)
I/We [insert name], being a member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the members to be held on [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here].
Signed this [date]
Member(s):
77.1.2
or otherwise in electronic form (or other means as may be approved by the Board from time to time) and executed by or on behalf of the appointor.

77.2
Subject as provided in this Article, in the case of an appointment of proxy purporting to be executed on behalf of a corporation by an officer of that corporation it shall be assumed, unless the contrary is shown, that such officer was duly authorised to do so on behalf of that corporation without further evidence of that authorisation.

77.3
A proxy need not be a member of the Company.

78.
TIMES FOR DEPOSIT OF AN APPOINTMENT OF PROXY

78.1.1
The appointment of a proxy shall where an address has been specified for the purpose of receiving documents or information by electronic means:

(a)
in the notice convening the meeting, or

(b)
in any instrument of proxy sent out by the Company in relation to the meeting, or

(c)
in any invitation to appoint a proxy by electronic means issued by the Company in relation to the meeting,

be received at such address not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote;
78.1.2
in the case of a poll taken more than 48 hours after it is demanded, be deposited or received in that manner after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

78.1.3
where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded, be delivered at the meeting at which the poll was demanded to the chairperson of the meeting or to any Director,

Annex A

provided in each case that the power of attorney or other authority (if any) under which it is signed, or a copy of such authority certified notarially or in some other way approved by the Board, has been received in hard copy form (or, to the extent the Directors think fit, in electronic form) at the Office, or at such other address or place within the United Kingdom and/or the United States as is specified for the purpose in the notice convening the meeting or in the instrument, no later than the latest time for receipt of the appointment of proxy. An appointment of proxy that is not deposited, delivered or received in a manner so permitted shall be invalid.
78.2
Except as provided otherwise in any terms and conditions issued, endorsed or adopted by the Board to facilitate the appointment by members of more than one proxy to exercise all or any of the member’s rights at a meeting, when two or more valid but differing appointments of proxy are deposited, delivered or received in respect of the same Share for use at the same meeting, the one which is last deposited, delivered or received (regardless of its date or of the date of execution) shall be treated as replacing the others as regards that Share; if the Company is unable to determine which was last deposited, delivered or received, none of them shall be treated as valid in respect of that Share. The deposit, delivery or receipt of an appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned.

79.
FORM OF APPOINTMENT OF PROXY

79.1
The appointment of a proxy shall be in any usual form or any other form that the Board may approve and may relate to more than one meeting. The Board may, if it thinks fit but subject to the Statutes, include with the notice of any meeting forms of appointment of proxy for use at the meeting.

79.2
A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different Share or Shares held by him. The appointment of a proxy shall be deemed to include all the relevant member’s rights to attend and speak at the meeting and vote in respect of the Share or Shares concerned (but so that each proxy appointed by that member may vote on a show of hands notwithstanding that the member would only have had one vote if voting in person, and may demand or join in demanding a poll as if the proxy held the Share or Shares concerned) and, except to the extent that the appointment comprises instructions to vote in n particular way, to permit the proxy to vote or abstain ns the proxy thinks fit on any business properly dealt with at the meeting, including a vote on any amendment of a resolution put to the meeting or on any motion to adjourn.

79.3
The appointment shall, unless the contrary is stated in it, be as valid for any adjournment of the meeting as for the meeting to which it relates (regardless of any change of date, time or place effected in accordance with these Articles).

79.4
Without limiting these Articles, the Board may in relation to Uncertificated Shares:

79.4.1
approve the appointment of a proxy by means of electronic communication in the form of an Uncertificated Proxy Instruction (a Properly Authenticated Dematerialised Instruction and/or other instruction or notification, which is sent by means of the Relevant System and received by such participant in that system acting on behalf of the Company as the Board may prescribe, in such form and subject to such terms and conditions as the Board may prescribe (subject always to the facilities and requirements of the relevant system));

79.4.2
approve supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction by the same means; and

79.4.3
prescribe the method of determining the time at which any such Uncertificated Proxy Instruction is to be treated as received by the Company or such participant and may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of the holder of a Share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

Annex A

The term “Properly Authenticated Dematerialised Instruction” shall have the meaning given in the Uncertificated Securities Rules.
80.
VALIDITY OF PROXY

Subject to the Statutes, a vote given or poll demanded by proxy shall be valid, notwithstanding the previous determination of the proxy’s authority unless notice of such determination was received by the Company at the Office (or at such other place at which the appointment of proxy was duly deposited or, where the appointment of the proxy was in electronic form, at the address at which such appointment was duly received) not later than the last time at which an appointment of proxy should have been deposited, delivered or received in order to be valid for use at the meeting or on the holding of the poll at which the vote was given or the poll demanded.
81.
MAXIMUM VALIDITY OF PROXY

A valid appointment of proxy shall cease to be valid after the expiration of 12 months from the date of its execution except that it will remain valid after that for the purposes of a poll or an adjourned meeting if the meeting at which the poll was demanded or the adjournment moved was held within the 12 month period.
82.
CORPORATE REPRESENTATIVES

82.1
A corporation that is a member may, by resolution of its directors or other governing body, authorise a person or persons to act as its representative or representatives at any meeting of the Company, or at any separate meeting of the holders of any class of Shares (a “representative”).

82.2
Subject to Article 82.3, a representative is entitled to exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member.

82.3
Where a corporation authorises more than one representative and more than one representative purports to exercise a power under Article 82.3 in respect of the same Shares:

82.3.1
if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; or

82.3.2
if they do not purport to exercise the power in the same way as each other, the power is treated as not exercised.

82.4
A Director, the secretary or other person authorised for the purpose by the secretary may require a representative to produce a certified copy of the resolution of authorisation before permitting the representative to exercise the representative’s powers.

DIRECTORS
83.
NUMBER OF DIRECTORS

Unless otherwise determined by ordinary resolution of the Company, the number of Directors (disregarding alternate Directors) shall not be less than four and shall be subject to a maximum number as determined by the Board from time to time.
84.
NO SHAREHOLDING QUALIFICATION FOR DIRECTORS

No shareholding qualification for Directors shall be required.
REMUNERATION OF DIRECTORS
85.
EXPENSES

The Directors may be paid all reasonable travelling, hotel and other expenses properly incurred by them in the conduct of the Company’s business performing their duties as Directors including all such reasonable expenses properly incurred in connection with attending and returning from meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of Shares or debentures of the Company or otherwise in connection with the business of the Company.

Annex A

86.
EXTRA REMUNERATION

86.1
Any Director who is appointed to any executive office shall receive such remuneration or extra remuneration by way of salary, commission, participation in profits or otherwise as the Board or any committee authorised by the Board may determine in addition to or in lieu of any remuneration paid to, or provided for, such Director by or pursuant to any other of these Articles.

86.2
Each of the Directors (other than any Director who for the time being holds an executive office or employment with the Company or a subsidiary of the Company) shall be paid a fee for his services at such rate as may from time to time be determined by the Board or by a committee authorised by the Board.

ALTERNATE DIRECTORS
87.
APPOINTMENT, REMOVAL AND RESIGNATION

87.1
Any Director (other than an alternate Director) may appoint any person to be his alternate and may revoke any such appointment, in either case by notice in writing delivered to the Secretary at the Office or delivered in any other manner (including by electronic means) approved by the Board. If the alternate Director is not already a Director, the appointment, unless previously approved by the Board, shall have effect only upon and subject to its being so approved. Any appointment of an alternate will only have effect once the person who is to be appointed has consented to act.

87.2
If his appointor so requests, an alternate Director shall (subject to his giving to the Company an address for service within the United Kingdom) be entitled to receive notice of all meetings of the Board or of committees of the Board of which his appointor is a member, to attend and vote and be counted in the quorum as a Director at any such meeting at which his appointor is not personally present, and generally, in the absence of his appointor, at the meeting to exercise and discharge all the functions, powers and duties of his appointor as a Director and for the purposes of the proceedings at the meeting, these Articles shall apply as if he were a Director. A Director present at a meeting of the Board or committee of the Board and appointed alternate for another Director shall have an additional vote for each of his appointors absent from such meeting (but shall count as one only for the purpose of determining whether a quorum is present).

87.3
Execution by an alternate Director of any document (including, without limitation, any deed) on behalf of the Company or any resolution in writing of the Board or a committee of the Board shall, unless the notice of his appointment provides to the contrary, be as effective as execution by his appointor.

87.4
An alternate Director shall cease to be an alternate Director if he resigns or if for any reason his appointment is revoked or if his appointor ceases to be a Director; but, if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which he retires, any appointment of an alternate Director made by him which was in force immediately prior to his retirement shall continue after his reappointment as if he had not retired. The appointment of an alternate Director shall be revoked on the happening of any event that, if he were a Director, would cause him to vacate such office under these Articles.

88.
ALTERNATE TO BE RESPONSIBLE FOR HIS OWN ACTS AND REMUNERATION OF ALTERNATE

An alternate Director shall be deemed an officer of the Company and shall be subject to these Articles relating to Directors (except as regards power to appoint an alternate and remuneration) and an alternate Director shall not be deemed the agent of his appointor and shall alone be responsible to the Company for his acts and defaults. An alternate Director may be interested in and benefit from contracts, arrangements, transactions and other matters or situations and be paid expenses and indemnified, and accept benefits from third parties, to the same extent as if he were a Director but, except to the extent that his appointor directs the payment to him of part or all of the remuneration which would otherwise be payable to his appointor, he shall not be entitled to any remuneration from the Company for acting in that capacity.

Annex A

EXECUTIVE DIRECTORS
89.
EXECUTIVE DIRECTORS

89.1
The Board may from time to time appoint one or more of its body to hold any employment or executive office with the Company for such period (subject to the Statutes) and on such other terms as the Board or any committee authorised by the Board may decide and may revoke or terminate any appointment so made. Any revocation or termination of the appointment shall be without prejudice to any claim for damages that the Director may have against the Company or that the Company may have against the Director for any breach of any contract of service between him and the Company. A Director so appointed may be paid such remuneration (whether by way of salary, commission, participation in profits or otherwise) in such manner as the Board or any committee authorised by the Board may decide.

89.2
The Board may from time to time appoint any person to any office or employment having a descriptive designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may at any time determine any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment with the Company shall not imply that the holder of the office is a Director nor shall such holder thereby be empowered in any respect to act as a Director are be deemed to be a Director for any of the purposes of the Statutes or these Articles.

POWERS AND DUTIES OF DIRECTORS
90.
GENERAL POWERS OF THE COMPANY VESTED IN THE BOARD

90.1
Subject to the Statutes and the Constitution, the business of the Company shall be managed by the Board, which may exercise all the powers of the Company. No alteration of the Constitution and no directions given by the Company in general meeting by special resolution shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that resolution had not been passed.

90.2
The powers given by this Article shall not be limited by any special power given to the Board by any other Article.

DELEGATION OF DIRECTORS’ POWERS
91.
AGENTS

91.1
The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such terms (including terms as to remuneration) and subject to such conditions as it may decide and may delegate to any person so appointed any of its powers, authorities and discretions (with power to sub-delegate). The Board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

91.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by committee authorised by the Board.

92.
DELEGATION TO INDIVIDUAL DIRECTORS

92.1
The Board may entrust to and confer upon a Director any of its powers, authorities and discretions (with power to sub-delegate) upon such terms (subject to the Statutes) and subject to such conditions and with such restrictions as it may decide. The Board may from time to time revoke or vary all or any of them but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

92.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in

Annex A

certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.
93.
DELEGATION TO COMMITTEES

93.1
The Board may delegate any of its powers, authorities and discretions (with power to sub- delegate) to any committee consisting of such person or persons as it thinks fit (whether a member or members of its body or not) provided that the majority of the members of the committee are Directors. Subject to any restriction on sub-delegation imposed by the Board, any committee so formed may exercise its power to sub-delegate by sub-delegating to any person or persons (whether or not a member or members of the Board or of the committee). Subject to any regulations imposed on it by the Board, the proceedings of any committee consisting of two or more members shall be governed by the provisions in these Articles for regulating proceedings of the Board so far as applicable except that no meeting of that committee shall be quorate for the purpose of exercising any of its powers, authorities or discretions unless a majority of the committee present at the meeting are Directors. A member of a committee shall be paid such remuneration (if any) in such manner as the Board may decide, and, in the case of a Director, either in addition to or in place of his ordinary remuneration as a Director.

93.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain of these Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.

SPECIFIC POWERS
94.
PROVISION FOR EMPLOYEES

The Board may exercise any power conferred by the Statutes to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary.
95.
THE COMPANY’S NAME

Subject to the Statutes and any directions given by the Company in general meeting by special resolution, the Board may from time to time change the name of the Company to any name considered by the Board to be advantageous, expedient or otherwise desirable.
96.
BORROWING POWERS

The Board may exercise any the powers of the Company to borrow money, to guarantee, to indemnify and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and, subject to the Statutes, to issue debentures and other securities, whether outright or as collateral security, for any debt, liability or obligation of the Company or of any third party.
APPOINTMENT AND REMOVAL OF DIRECTORS
97.
CLASSES OF DIRECTORS

The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class of Directors shall consist as nearly as possible of one third of the total number of Directors constituting the entire Board.
98.
ELIGIBILITY FOR APPOINTMENT AS A DIRECTOR

Subject to Article 85, no person other than a Director retiring shall be appointed or reappointed a Director at any general meeting unless:
98.1.1
he is recommended or approved by the Board; or

98.1.2
where a Director is proposed to be appointed at an annual general meeting, not less than 90 clear days and not more than 120 clear days before the anniversary of the last

Annex A

annual general meeting (or where the annual general meeting is called for a date that is not 30 clear days before or after such anniversary, not later than 10 clear days following the earlier of the date on which notice of the annual general meeting was posted to members or the date on which public disclosure of the date of the annual general meeting was made), notice executed by a member qualified to vote at the meeting (not being the person to be proposed) has been delivered to the Office (or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it) of the intention to propose that person for appointment or reappointment stating the particulars which would, if he were so appointed or reappointed, be required to be included in the Company’s register of Directors together with notice executed by that person of his willingness to be appointed or reappointed.
99.
POWER OF THE COMPANY TO APPOINT DIRECTORS

Subject to these Articles, the Company may by ordinary resolution at a general meeting appoint any person who is willing to act to be a Director, either to fill a vacancy on or as an addition to the existing Board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these Articles. A resolution for the appointment of two or more persons as Directors by a single resolution shall be void unless a resolution that it shall be so proposed has first been agreed to by the meeting without any vote being given against it.
100. POWER OF THE BOARD TO APPOINT DIRECTORS
Without prejudice to the power of the Company in general meeting under these Articles to appoint any person to be a Director, the Board may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing Board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these Articles. Any Director so appointed shall hold office only until the next following annual general meeting.
101.
TERM OF OFFICE AND RETIREMENT OF DIRECTORS

101.1
Subject to the Statutes, at the first general meeting which is held after the date of adoption of these Articles for the purpose of electing Directors, the Class I Directors shall be elected for a three year term of office, the Class II Directors shall be elected for a one year term of office and the Class III Directors shall be elected for a two year term of office. Subject to the Statutes, at each succeeding annual general meeting, successors to the class of Directors whose term expires at that annual general meeting shall be elected for a three year term.

101.2
A Director who retires under this Article 101 is eligible for re-election.

102.
POSITION OF RETIRING DIRECTORS

Subject to these Articles, the Company at the meeting at which a Director retires may fill the vacated office and, in default, the retiring Director shall, if willing to act, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost. If the Director is not reappointed or deemed to be reappointed, he retain office until the meeting appoints someone in his place or, if it does not do so, until the end of the meeting.
103.
VACATION OF OFFICE BY DIRECTORS

Without prejudice to the provisions for retirement or otherwise contained in these Articles and subject to any agreement to which the Company and any member is a party, the office of a Director shall be vacated if:
103.1.1
he resigns his office by notice delivered to the Office or tendered at a meeting of the Board;

103.1.2
he becomes bankrupt or makes any arrangement or composition with his creditors generally;

Annex A

103.1.3
a registered medical practitioner who is treating the Director gives a written opinion to the Company stating that the Director has become physically or mentally incapable of acting as a director and may remain so for more than three months or, by reason of his mental health, a court makes an order which wholly or partly prevents the Director from personally exercising any powers or rights that he would otherwise have;

103.1.4
without the permission of the Board, he is absent from three consecutive meetings of the Board and the Board resolves that his office is vacated; or

103.1.5
he ceases to be a Director by virtue of the Statutes or is prohibited by law, or if applicable, any rules of Nasdaq, from being a Director or is removed from office under these Articles.

DIRECTORS’ INTERESTS
104.
TRANSACTIONS BETWEEN A DIRECTOR AND THE COMPANY OR A COMPANY IN WHICH THE COMPANY IS INTERESTED

104.1
Subject to the Statutes, a Director notwithstanding his office:

104.1.1
may hold any other office or place of profit with the Company (except that of Auditor) in conjunction with the office of Director and may act by himself or through his firm in a professional capacity for the Company (otherwise than as Auditor) and in either such case on such terms as to remuneration (whether by way of salary, commission, participation in profits or otherwise) and otherwise as the Board may determine, and any such remuneration shall be either in addition to or in lieu of any remuneration provided for, by or pursuant to any other Article;

104.1.2
may be a party to, or otherwise interested in, any contract with the Company or in which the Company is otherwise interested;

104.1.3
may be a director or other officer of, or employed by, or a party to any contract with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested or as regards which the Company has any powers of appointment; and

104.1.4
shall not, by reason of his office, be accountable to the Company for any remuneration or benefit which he derives from any such office or employment or from any such contract or from any interest in such body corporate and no such office, employment or contract shall be liable to be avoided on the ground of any such interest or benefit and nor shall the receipt of such remuneration or benefit constitute a breach of his duty under the Companies Act 2006 not to accept benefits from third parties provided that he has disclosed to the Board the nature and extent of any material interest of his, but no such disclosure shall be necessary of any interest in a transaction or arrangement that would not be required to be declared by the Director under the Statutes, and a general notice given to the Board that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction or arrangement of the nature and extent so specified, and for the purposes of this Article an interest of which a Director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.
104.2
The Board may cause any voting power conferred by the Shares in any other company held or owned by the Company or any power of appointment to be exercised in such manner in all respects as it thinks fit, including the exercise of either of such powers in favour of a resolution appointing the Directors, or any of them, to be directors or officers of the other company, or in favour of the payment of remuneration to the directors or officers of the other company.

104.3
Except as otherwise provided by these Articles, a Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board or of a committee of the Board concerning any matter in which he has to his knowledge, directly or indirectly, an interest (other than his

Annex A

interest in Shares or debentures or other securities of, or otherwise in or through, the Company) or duty which (together with any interest of a person connected with him) is material and, if he shall do so, his vote shall not be counted. A Director shall be entitled to vote on and be counted in the quorum in respect of any resolution concerning any of the following matters:
104.3.1
the giving to him of any guarantee, security or indemnity in respect of money lent or obligations incurred by him or by any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;

104.3.2
the giving by the Company of any guarantee, security or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which he himself has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

104.3.3
his subscribing or agreeing to subscribe for, or purchasing or agreeing to purchase, any Shares, debentures or other securities of the Company or any of its subsidiary undertakings as a holder of securities, or his being, or intending to become, a participant in the underwriting or sub-underwriting of an offer of any such Shares, debentures, or other securities by the Company or any of its subsidiary undertakings for subscription, purchase or exchange;

104.3.4
any contract concerning any company (not being a company in which the Director owns one per cent or more (as defined in this Article)) in which he is interested, directly or indirectly, and whether as an officer, member, creditor or otherwise;

104.3.5
any arrangement for the benefit of employees of the Company or any of its subsidiary undertakings under which he benefits in a similar manner as the employees and which does not accord to any Director as such any privilege or advantage not accorded to the employees to whom the arrangement relates;

104.3.6
any contract concerning any insurance which the Company is empowered to purchase or maintain for, or for the benefit of, any Directors or for persons who include Directors; or

104.3.7
any indemnity permitted by these Articles (whether in favour of the Director or others as well) against any costs, charges, expenses, losses and liabilities sustained or incurred by him as a Director or as a director of any of the Company’s subsidiary undertakings, or any proposal to provide funds to meet any expenditure incurred or to be incurred by him in defending himself in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by him in relation to the Company or any of its subsidiary undertakings, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application for relief under the Companies Act 2006, or in order to enable him to avoid incurring such expenditure.

104.4
A Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board concerning his own appointment, or the settlement or variation of the terms or the termination of his own appointment, as the holder of any office or place of profit with the Company or any company in which the Company is interested but, where proposals are under consideration concerning the appointment, or the settlement or variation of the terms or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any company in which the Company is interested, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote on and be counted in the quorum in relation to each resolution which does not concern either: (a) his own appointment or the settlement or variation of the terms or the termination of his own appointment; or (b) the appointment of another Director to an office or place of profit with a company in which the Company is interested and in which the Director seeking to vote or be counted in the quorum is interested by virtue of owning of one per cent or more (as defined in this Article).

Annex A

104.5
A company shall be deemed to be a company in which a Director owns one per cent or more if and so long as he is directly or indirectly the holder of or beneficially interested in one per cent or more of any class of the equity share capital of such company or of the voting rights available to members of such company. For this purpose, there shall be disregarded any Shares held by a Director as bare or custodian trustee and in which he has no beneficial interest, any Shares comprised in a trust in which the Director’s interest is in reversion or remainder (if and so long as some other person is entitled to receive the income from such trust) and any Shares comprised in an authorised unit trust scheme in which the Director is interested only as a unit holder.

104.6
Where a company in which a Director owns one per cent or more is materially interested in a contract, he shall also be deemed to be materially interested in that contract.

104.7
For the purposes of this Article, an interest of a person who is, for any purpose of the Statutes (excluding any statutory modification of it not in force when this Article becomes binding on the Company), connected with a Director shall be treated as an interest of the Director and, in relation to an alternate Director, an interest of his appointer shall be treated as an interest of the alternate Director without prejudice to any interest which the alternate Director has otherwise.

104.8
References in this Article to a contract include references to any proposed contract and to any transaction or arrangement whether or not constituting a contract.

104.9
If any question shall arise at any meeting of the Board as to the materiality of the interest of a Director (other than the chairperson of the meeting) or as to the entitlement of any Director (other than the chairperson of the meeting) to vote or be counted in the quorum and the question is not resolved by his voluntarily agreeing to abstain from voting or not to be counted in the quorum, the question shall be referred to the chairperson of the meeting and his ruling in relation to the Director concerned shall be conclusive except in a case where the nature or extent of his interest (so far as it is known to the Director) has not been fairly disclosed to the Board. If any question shall arise in respect of the chairperson of the meeting, the question shall be decided by resolution of the Board (for which purpose the chairperson shall be counted in the quorum but shall not vote on the matter) and the resolution shall be conclusive except in a case where the nature or extent of the interest of the chairperson of the meeting (so far as it is known to him) has not been fairly disclosed to the Board.

104.10
Subject to the Statutes and the Listing Rules (as they may be amended from time to time) of the UK Listing Authority, the Company may by ordinary resolution suspend or relax the provisions of this Article to any extent or ratify any contract not properly authorised by reason of a contravention of this Article.

105.
CONFLICTS OF INTEREST REQUIRING BOARD AUTHORISATION

105.1
The Board may, provided the quorum and voting requirements set out below are satisfied, authorise any matter that would otherwise involve a Director breaching his duty under the Companies Act 2006 to avoid conflicts of interest.

105.2
Any Director (including the Director concerned) may propose that the Director concerned be authorised in relation to any matter the subject of such a conflict. Such proposal and any authority given by the Board shall be effected in the same way that any other matter may be proposed to and resolved upon by the Board under the provisions of these Articles, except that the Director concerned and any other Director with a similar interest:

105.2.1
shall not count towards the quorum at the meeting at which the conflict is considered;

105.2.2
may, if the other members of the Board so decide, be excluded from any Board meeting while the conflict is under consideration; and

105.2.3
shall not vote on any resolution authorising the conflict except that, if he does vote, the resolution will still be valid if it would have been agreed to if his vote had not been counted.

Annex A

105.3
Where the Board gives authority in relation to such a conflict:

105.3.1
the Board may (whether at the time of giving the authority or at any time or times subsequently) impose such terms upon the Director concerned and any other Director with a similar interest as it may determine, including, without limitation, the exclusion of that Director and any other Director with a similar interest from the receipt of information, or participation in discussion (whether at meetings of the Board or otherwise) related to the conflict;

105.3.2
the Director concerned and any other Director with a similar interest will be obliged to conduct himself in accordance with any terms imposed by the Board from time to time in relation to the conflict but will not be in breach of his duties as a Director by reason of his doing so;

105.3.3
the authority may provide that, where the Director concerned and any other Director with a similar interest obtains information that is confidential to a third party, the Director will not be obliged to disclose that information to the Company, or to use the information in relation to the Company’s affairs, where to do so would amount to a breach of that confidence;

105.3.4
the authority may also provide that the Director concerned or any other Director with a similar interest shall not be accountable to the Company for any benefit that he receives as a result of the conflict;

105.3.5
the receipt by the Director concerned or any other Director with a similar interest of any remuneration or benefit as a result of the conflict shall not constitute a breach of the duty under the Companies Act 2006 not to accept benefits from third parties;

105.3.6
the terms of the authority shall be recorded in writing (but the authority shall be effective whether or not the terms are so recorded); and

105.3.7
the Board may withdraw the authority at any time.

DIRECTORS’ GRATUITIES AND PENSIONS
106.
DIRECTORS’ GRATUITIES AND PENSIONS

106.1
The Board or any committee authorised by the Board may exercise all the powers of the Company to provide benefits, whether by the payment of gratuities, pensions, annuities, allowances, bonuses or by insurance or otherwise, for any Director or former Director who holds or who has held but no longer holds any executive office, other office, place of profit or employment with the Company or with any body corporate which is or has been a subsidiary undertaking of the Company or a predecessor in business of the Company or of any such subsidiary undertaking, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office, place of profit or employment) establish, maintain, support, subscribe to and contribute to any scheme, trust or fund for the benefit of all or any such persons and pay premiums for the purchase or provision of any such benefits. The Board or any committee authorised by the Board may procure any of these matters to be done by the Company either alone or in conjunction with any other person.

106.2
No Director or former Director shall be accountable to the Company or the members for any benefit provided pursuant to this Article and the receipt of any such benefit shall not disqualify any person from being or becoming a Director.

PROCEEDINGS OF THE BOARD
107.
BOARD MEETINGS

The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. A Director may, and the Secretary on the requisition of a Director shall, convene a meeting of the Board.

Annex A

108.
NOTICE OF BOARD MEETINGS

Notice of a Board meeting shall be deemed to be properly given to a Director if it is given to him personally or by word of mouth or sent in writing or in electronic form to him at his last known address or any other address given by him to the Company for this purpose. A Director may waive notice of any meeting either before or after the meeting.
109.
VOTING

Questions arising at a meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall not have a second or casting vote and the matter shall be deemed decided in the negative.
110.
QUORUM

The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed at any other number shall be a majority of the Directors at any time in office. If the necessary quorum is not present within thirty minutes of the time at which the Directors’ meeting was due to start, or if during the meeting a quorum ceases to be present, the meeting shall be adjourned for the consideration of the same business until the same time and place on the day that is the third day after such meeting when those Directors present (being at least two) shall constitute quorum. Subject to these Articles, any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.
111.
BOARD VACANCIES BELOW MINIM UM NUMBER

The continuing Directors or a sole continuing Director may act notwithstanding any vacancies on the Board, but, if the number of Directors is less than the minimum number fixed by or in accordance with these Articles, the continuing Directors or Director may act only for the purpose of filling vacancies on the Board or of convening a general meeting of the Company. If there are no Directors or Director able or willing to act, any two members may call a general meeting of the Company for the purpose of appointing Directors.
112.
APPOINTMENT OF CHAIRPERSON

The Board may appoint a Director to be the chairperson of the Board and may at any time remove him from that office. Unless he is unwilling to do so, the Director so appointed shall preside at every meeting of the Board at which he is present. But if there is no Director holding that office, or if the Director holding it is unwilling to preside or is not present within five minutes after the time appointed for the meeting, the Directors present may appoint one of their number to be chairperson of the meeting.
113.
COMPETENCE OF THE BOARD

A meeting of the Board at which a quorum is present shall be competent to exercise all powers, authorities and discretions for the time being vested in or exercisable by the Board.
114.
PARTICIPATION IN MEETINGS BY TELEPHONE

All or any of the members of the Board or of any committee of the Board may participate in a meeting of the Board or that committee by means of a conference telephone or any communication equipment that allows all persons participating in the meeting to hear and speak to each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly. Such a meeting shall be deemed to take place where the largest group of those participating is assembled, or, if there is no such group, where the chairperson of the meeting is and shall be deemed to be a meeting even if there is only one person physically present where it is deemed to take place.

Annex A

115.
WRITTEN RESOLUTIONS

115.1
A resolution in writing signed by all the Directors entitled to receive notice of a meeting of the Board (if that number is sufficient to constitute a quorum) or by all the members of a committee of the Board shall be as valid and effectual as if it had been passed at a meeting of the Board or that committee duly convened and held and may be contained in one document (or in several documents in all substantial respects in like form) each signed by one or more of the Directors or members of that committee. Any such document may be constituted by letter or (provided ii is in writing) in electronic form or otherwise as the Board may from time to time approve.

116.
COMPANY BOOKS

116.1
The Board shall cause minutes to be made in books kept for the purpose of recording:

116.1.1
all appointments of officers made by the Board;

116.1.2
all proceedings at meetings of the Company, of the holders of any class of Shares and of the Board and of committees of the Board, including the names of the Directors or members of a committee of the Board present at each such meeting.

116.2
Subject to the Statutes, any such minutes, if purporting to be signed by the chairperson of the meeting at which the appointments were made or proceedings held or by the chairperson of the next succeeding meeting, shall be sufficient evidence of the facts stated in them without any further proof.

117.
VALIDITY OF ACTS OF THE BOARD OR A COMMITTEE

All acts done by the Board or by a committee of the Board, or by a person acting as a Director or member of a committee of the Board shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, member of a committee of the Board, or person acting as a Director, or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if each such person had been duly appointed and was qualified and had continued to be a Director or member of the committee and had been entitled to vote.
COMPANY SECRETARY
118.
APPOINTMENT AND REMOVAL OF COMPANY SECRETARY

118.1
Subject to the Statutes, the Secretary shall be appointed by the Board at such remuneration and upon such terms as it thinks fit. If thought fit, two or more persons may be appointed as joint Secretaries with the power to act jointly and severally. Any Secretary so appointed may be removed by the Board.

118.2
The Board may from time to time appoint an assistant or deputy secretary who, during such time as there may be no Secretary or no Secretary capable of acting, may act as Secretary and do any act authorised or required by these Articles or by law to be done by the Secretary. The signature of any document as Secretary by such assistant or deputy secretary shall be conclusive evidence (without invalidating that signature for any purpose) that at the time of signature there was no Secretary or no Secretary capable of acting.

THE SEAL
119.
USE OF SEAL

The Seal shall only be used by the authority of the Board or of a committee authorised by the Board in that behalf. The Board or any such committee may determine who shall sign any instrument to which the Seal is affixed and unless otherwise so determined it shall be signed by one Director and the Secretary or by two Directors, and any instrument to which the Seal is applied need not, unless the Board for the time being otherwise decides or the law otherwise requires, be signed by any person.

Annex A

DIVIDENDS
120.
COMPANY MAY DECLARE DIVIDENDS

Subject to the Statutes, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Board. Subject to the Statutes, any determination by the Board of the amount of profits at any time available for distribution shall be conclusive.
121.
BOARD MAY PAY INTERIM DIVIDENDS AND FIXED DIVIDENDS

Subject to the Statutes, the Board may pay interim dividends if it appears to the Board that they are justified by the financial position of the Company. If the share capital of the Company is divided into different classes, the Board may pay interim dividends on Shares which confer deferred or non-preferred rights to dividends as well as on Shares which confer preferential or special rights to dividends, but no interim dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears. The Board may also pay at intervals settled by it any dividend payable at a fixed date if it appears to the Board that the financial position of the Company justifies the payment. If the Board acts in good faith, it shall not incur any liability to the holders of Shares conferring preferred rights for any loss which they may suffer by reason of the lawful payment of an interim dividend on any Shares having deferred or non-preferred rights.
122.
CALCULATION AND CURRENCY OF DIVIDENDS

122.1
Except in so far as the rights attaching to any Share otherwise provide, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid, but (for the purposes of this Article only) no amount paid up on a Share in advance of calls shall be treated as paid up on the Share. All dividends shall be apportioned and paid proportionately to the amounts paid up on the Shares during any portion or portions of the period in respect of which the dividend is paid; but, if any Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

122.2
Dividends may be declared or paid in any currency and the Board may agree with any member that dividends which may at any time or from time to time be declared or become due on his Shares in one currency shall be paid or satisfied in another, and may agree the basis of conversion to be applied and how and when the amount to be paid in the other currency shall be calculated and paid and for the Company or any other person to bear any costs involved.

123.
WAIVER OF DIVIDENDS

The waiver in whole or in part of any dividend on any Share by any document (whether or not under seal) shall be effective only if such document is signed by the relevant member (or the person becoming entitled by transmission to the Share) and delivered to the Company and if or to the extent that it is accepted as such or acted upon by the Company.
124.
NON-CASH DIVIDENDS

A general meeting declaring a dividend may, upon the recommendation of the Board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets and, in particular, of paid-up Shares or debentures of any other company and, where any difficulty arises concerning such distribution, the Board may settle it as the Board thinks expedient and in particular may issue fractional certificates and, authorise and instruct any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution of any assets and may determine that cash shall be paid to any member upon the basis of the value so fixed in order to secure equality of distribution and may vest any assets to be distributed in trustees as the Board may consider expedient.
125.
RIGHT TO DEDUCT A MOUNTS DUE ON SHARES FROM DIVIDENDS

The Board may deduct from any dividend or other monies payable in respect of a Share to a member all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in respect of Shares of the Company.

Annex A

126.
NO INTEREST ON DIVIDENDS

No dividend or other monies payable in respect of a Share shall bear interest against the Company unless otherwise provided by the rights attached to the Share.
127.
PAYMENT PROCEDURE

127.1
All dividends and interest shall belong and be paid (subject to any lien of the Company) to those entitled members whose names shall be on the Register at the date at which such dividend shall be declared or at the date on which such interest shall be payable respectively, or at such other date as the Company by ordinary resolution or the Board may determine notwithstanding any subsequent transfer or transmission of Shares.

127.2
The Company may pay any dividend, interest or other monies payable in cash in respect of Shares by direct debit, bank transfer, cheque, dividend warrant, money order or by any other method (including by electronic means) as the Board may consider appropriate. For Uncertificated Shares, any payment may be made by means of the Relevant System (subject always to the facilities and requirements of the Relevant System) and such payment may he made by the Company or any person on its behalf by sending an instruction to the Operator of the Relevant System to credit the cash memorandum account of the holder or joint holders of such Shares or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.

127.3
Every such cheque, warrant or order shall be made payable to the person to whom it is sent, or to such other person as the holder or the joint holders may in writing direct, and may be sent by post or equivalent means of delivery directed to the registered address of the holder or, in the case of joint holders, to the registered address of the joint holder whose name stands first in the Register, or to such person and to such address as the holder or joint holders may in writing direct.

127.4
Every such payment made by direct debit or bank transfer shall be made to the holder or joint holders or to or through such other person as the holder or joint holders may in writing direct.

127.5
The Company shall not be responsible for any Joss of any such cheque, warrant or order and any payment made in any manner permitted by these Articles shall be at the sole risk of the holder or joint holders. Without prejudice to the generality of the foregoing, if any such cheque, warrant or order has been, or is alleged to have been, lost, stolen or destroyed, the Board may, on request of the person entitled thereto, issue a replacement cheque, warrant or order subject to compliance with such conditions as to evidence and indemnity and the payment of out of pocket expenses of the Company in connection with the request as the Board may think fit.

127.6
The issue of such cheque, warrant or order, the collection of funds from or transfer of funds by a bank in accordance with such direct debit or bank transfer, or in accordance with the facilities an requirements of the Relevant System concerned, shall be a good discharge to the Company.

128.
RECEIPT BY JOINT HOLDERS

If several persons are registered as joint holders of any Share, either of them may give effectual receipts for any dividend mother monies payable in respect of the Share.
129.
WHERE PAYMENT OF DIVIDENDS NEED NOT BE MADE

The Company may cease to send any cheque or warrant through the post or to effect payment by any other means for any dividend or other monies payable in respect of a Share which is normally paid in that manner on that Share if in respect of at least two consecutive dividends payable on that Share payment, through no fault of the Company, has not been effected (or, following one such occasion, reasonable enquiries have failed to establish any new address of the holder) but, subject to these Articles, the Company shall recommence payments in respect of dividends or other monies payable on that Share by that means if the holder or person entitled by transmission claims the arrears of dividend and does not instruct the Company to pay future dividends in some other way.

Annex A

130.
UNCLAIMED DIVIDENDS

All dividends, interest or other sums payable unclaimed for one year after having become due for payment may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The retention by the Company of, or payment into a separate account of, any unclaimed dividend or other monies payable on or in respect of a Share into a separate account shall not constitute the Company a trustee in respect of it. Any dividend, interest or other sum unclaimed after a period of 12 years from the date when it became due for payment shall be forfeited and shall revert to the Company.
CAPITALISATION OF PROFITS
131.
CAPITALISATION OF PROFITS

131.1
Upon the recommendation of the Board, the Company may pass an ordinary resolution to the effect that it is desirable to capitalise all or any part of any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution). The Board is generally and unconditionally authorised to capitalise or all or any part of any sum standing to the credit of any reserve or fund (whether or not available for distribution).

131.2
Subject as provided below, the Board may appropriate the sum resolved to be capitalised to the members who would have been entitled to it if it were distributed by way of dividend and in the same proportions and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any Shares held by them respectively, or (subject to approval by ordinary resolution and to any subsisting special rights previously conferred on any Shares or class of Shares) in paying up in full unissued Shares of any class or debentures of the Company of a nominal amount equal to that sum, and allot the Shares or debentures credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other provided that:

131.2.1
the Company shall for the purposes of this Article be deemed to be such a member in relation to any Shares held as treasury shares which, if not so held, would have ranked for any such distribution by way of dividend, but only insofar as the appropriated sum is to be applied in paying up in full unissued Shares; and

131.2.2
the share premium account, the capital redemption reserve, and any reserve or fund representing profits which are not available for distribution may only be applied in paying up in full unissued Shares.

131.3
The Board may authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid, of any Shares or debentures to which they are entitled upon such capitalisation and any matters incidental thereto, any agreement made under such authority being binding on all such members.

131.4
If any difficulty arises concerning any distribution of any capitalised reserve or fund, the Board may subject to the Statutes settle it as the Board considers expedient and in particular may issue fractional certificates, authorise any person to sell and transfer any fractions or resolve that the distribution should be made as nearly as practicable in the correct proportion or may ignore fractions altogether, and may determine that cash payments shall be made to any members in order to adjust the rights of all parties as the Board considers expedient.

131.5
Where, pursuant to an employees’ share scheme, the Company has granted options to subscribe for Shares on terms which provide (inter alia) for adjustments to the subscription price payable on the exercise of such options or to the number of Shares to be allotted upon such exercise in the event of any increase or reduction in, or other reorganisation of, the Company’s issued share capital and an otherwise appropriate adjustment would result in the subscription price for any Share being less than its nominal value, then, subject to and in accordance with the provisions of the Statutes, the Board may, on the exercise of any of the options concerned and payment of the subscription which would have applied had such adjustment been made, capitalise any such profits or other sum as is mentioned in Article 132 to the extent necessary to pay up the unpaid

Annex A

balance of the nominal value of the Shares which fall to be allotted on the exercise of such options and apply such amount in paying tip such balance and allot Shares fully paid accordingly. The other provisions of this Article 132 shall apply mutatis mutandis to any such capitalisation except that the authority of an ordinary resolution of the Company shall not be required.
AUTHENTICATION OF DOCUMENTS
132.
AUTHENTICATION OF DOCUMENTS

Any Director or the Secretary or any person appointed by the Board for the purpose shall have power to authenticate any documents or other information affecting the Constitution and any resolutions passed by the Company or the Board or any committee and any books, records, accounts, documents and other communications relating to the business of the Company and to certify copies or extracts as true copies or extracts. Anything purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company, the Board or any committee which is certified as such in accordance with this Article shall be conclusive evidence in favour of all persons dealing with the Company upon the faith of such copy that such resolution has been duly passed or, as the case may be, that such minute or extract is a true and accurate record of proceedings at a duly constituted meeting.
RECORD DATES
133.
POWER TO CHOOSE RECORD DATE

133.1
Notwithstanding any other provision of these Articles, the Company or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made.

133.2
The Board may fix in advance a date as the record date to determine the members entitled to notice of or to vote at a general meeting.

133.3
If no such record date is fixed, the record date shall be the date on which notice of the meeting is sent or the date. A determination of members entitled to vote at any meeting of members in accordance with this Article, shall apply to any adjournment thereof.

ACCOUNTS AND OTHER RECORDS
134.
RECORDS TO BE KEPT

The Board shall cause accounting records to be kept sufficient to give a true and fair view of the Company’s state of affairs and to comply with the Statutes.
135.
COPY OF ACCOUNTS TO BE SENT TO MEMBERS

A copy of every profit and loss account and balance sheet, including all documents required by law to be annexed to the balance sheet which is to be laid before the Company in general meeting, together with copies of the Directors’ and of the Auditors’ reports (or such other documents which may be required or permitted by law to be sent in their place) shall not less than 21 clear days before the date of the meeting be sent or supplied in any manner permitted by these Articles to every member (whether or not he is entitled to receive notices of general meetings of the Company), and to every holder of debentures of the Company (whether or not he is so entitled), and to the Auditors provided that if the Company is permitted by law to send or supply to any member, to any holder of debentures of the Company or to the Auditors any summary financial statement in place of all or any of such profit and loss account and balance sheet or other documents, this Article shall impose no greater obligation on the Company than that imposed by law; but this Article shall not require a copy of those documents to be sent or supplied to any member or holder of debentures of whose address the Company is unaware or to more than one of the joint holders of any Shares or debentures.
136.
INSPECTION OF RECORDS

No member in his capacity as a member shall have any right of inspecting any record, book or document of any description belonging to the Company except as conferred by the Statutes or authorised by the Board or by ordinary resolution of the Company.

Annex A

137.
DESTRUCTION OF DOCUMENTS

137.1
Subject to compliance with the system’s rules, the Company may destroy:

137.1.1
any instrument of transfer of Shares and any other document on the basis of which an entry is made in the Register, at any time after the expiration of six years from the dale of registration;

137.1.2
any instruction concerning the payment of dividends or other monies in respect of any Share or any notification of change of name or address, at any time after the expiration of two years from the date the instruction or notification was recorded; and

137.1.3
any share certificate which has been cancelled, at any time after the expiration of one year from the date of cancellation;

provided that the Company may destroy any such type of document after such shorter period as the Board may determine if a copy of such document is retained on microfilm or by other similar means and is not destroyed earlier than the original might otherwise have been destroyed in accordance with this Article.
137.2
It shall conclusively be presumed in favour of the Company that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every share certificate so destroyed was a valid and effective document duly and properly cancelled and that every other document so destroyed was a valid and effective document in accordance with its particulars recorded in the books or records of the Company provided that:

137.2.1
this Article shall apply only to the destruction of a document in good faith and without express notice that its retention was relevant to any claim (regardless of the parties to the claim);

137.2.2
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than the times referred to in this Article or in any case where the conditions of this Article are not fulfilled; and

137.2.3
references in this Article to the destruction of any document or thing include references to its disposal in any manner.

137.3
References in this Article 138 shall include, in relation to Uncertificated Shares, instructions and/or notifications made in accordance with the Relevant System relating to the transfer of such Shares.

COMMUNICATIONS
138.
FORM OF COMMUNICATIONS

138.1
Except to the extent that these Articles provide otherwise, and subject to compliance with the Statutes, anything sent or supplied by or to any person, including the Company, under these Articles may be sent or supplied, whether or not because the Statutes require it to be sent or supplied, in any way (including, except in the case of anything supplied to the Company, by making it available on a website) in which documents or information required to be sent or supplied may be sent or supplied by or to that person in accordance with the Companies Act 2006.

138.2
Except insofar as the Statutes require otherwise, the Company shall not be obliged to accept any notice, document or other information sent or supplied to the Company in electronic form unless it satisfies such stipulations, conditions or restrictions (including for the purpose of authentication) as the Board thinks fit, and the Company shall be entitled to require any such notice, document or information to be sent or supplied in hard copy form instead.

138.3
Where a notice or document to be sent, delivered or served to or on a member relates to Uncertificated Shares, the Company can send, deliver or serve any such notice or other document to or on a member through a Relevant System.

Annex A

138.4
Any notice, document or other communication (including copies of accounts or summary financial statements) to be given to or by any person pursuant to these Articles (other than a notice calling a Board meeting) shall be in writing except that, if it is in electronic form, it need not be in writing unless these Articles specifically require it to be.

138.5
Subject to the Statutes, the Board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means under these Articles.

138.6
Nothing in these Articles shall prevent the Company from sending or supplying any notice, document or information in hard copy form instead of in electronic form on any occasion.

139.
COMMUNICATION WITH JOINT HOLDERS

In the case of joint holders of a Share, all notices, documents or other information shall be given to the joint holder whose name stands first in the Register in respect of the joint holding and shall be deemed to have been given to both the joint holders. Any agreement by that holder that notices, documents and other information may be sent or supplied in electronic form or by being made available on a website shall be binding on all the joint holders.
140.
COMMUNICATION WITH OVERSEAS MEMBERS

A member whose registered address is not within the United Kingdom and who notifies the Company of an address within the United Kingdom at which documents or information may be supplied to him shall be entitled to have such things supplied to him at that address, but otherwise no such member shall be entitled to receive any document or information from the Company. Such address may, at the Board’s discretion, be an electronic address but the Board may at any time without prior notice (and whether or not the Company has previously sent or supplied any documents or information in electronic form to that electronic address) refuse to send or supply any documents or information to that electronic address if it believes that its refusal is necessary or expedient in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory, or that for any other reason it should not send or supply any documents or information to that electronic address.
141.
COMMUNICATION WITH PERSON ENTITLED BY TRANSMISSION

Where a person is entitled by transmission to a Share, any notice, document or other information may be sent or supplied to him by the Company in any manner in which might have been sent or supplied to the holder if that person had not become so entitled, and as if that person’s address were that noted in the Register as the holder’s registered address or were the electronic address (if any) specified by the holder. Otherwise, any notice, document or other information sent or supplied to any member pursuant to these Articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the Share by operation of law has occurred and whether or not the Company has notice of the death, bankruptcy or other event, be deemed to have been properly sent or supplied in respect of any Share registered in the name of that member as sole or joint holder.
142.
WHEN NOTICE DEEMED SERVED

142.1
Any notice, document or other information:

142.1.1
if sent by the Company by post or other delivery service shall be deemed to have been received on the day (whether or not ii is a working day) following the day (whether or not it was a working day) on which it was put in the post or given to the delivery agent and, in proving that it was duly sent, it shall be sufficient to prove that the notice, document or information was properly addressed, prepaid and put in the post or duly given to the delivery agent;

142.1.2
if sent by the Company by electronic means in accordance with the Statutes shall be deemed to have been received on the same day that it was sent, and proof that it was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators shall be conclusive evidence that it was sent;

Annex A

142.1.3
if sent by the Company by means of a Relevant System shall be deemed to have been received when the Company or any sponsoring system participant acting on its behalf sends the issuer-instruction relating to the notice, document or other information;

142.1.4
if made available on a website in accordance with the Statutes shall be deemed to have been received when notification of its availability on the website is deemed to have been received or, if later, when it is first made available on the website;

142.1.5
not sent by post or other delivery service but delivered personally or left by the Company at the address for that member on the Register shall he deemed to have been received on the day (whether or not it was a working day) and at the time it was so left;

142.1.6
sent or delivered by a relevant system shall be deemed to have been received when the Company (or a sponsoring system-participant acting on its behalf) sends the issuer instructions relating to the notice, document or information;

142.1.7
sent or supplied by the Company by any other means agreed by the member concerned shall be deemed to have been received when the Company has duly performed the action it has agreed to take for that purpose; and

142.1.8
to be given by the Company by advertisement shall be deemed to have been received on the day on which the advertisement appears.

143.
RECORD DATE

Any notice, document or information may be sent or supplied by the Company by reference to the Register as it stands at any time not more than 21 days before the day it was sent or supplied. No change in the Register after that time shall invalidate the delivery of that notice, document or information, and every person not on the Register in relation to a particular Share at that time who derives any title or interest in the Share shall be bound by the notice, document or information without the Company being obliged to send or supply it to that person.
144.
LOSS OF ENTITLEMENT TO RECEIVE COMMUNICATIONS

If on two consecutive occasions notices, documents or information have been sent to any member at the registered address or his address (including an electronic address) for the service of notices but, through no fault of the Company, have been undelivered, such member shall not from then on be entitled to receive notices, documents or other information from the Company until he has notified to the Company in writing a new address within the United Kingdom to be either his registered address or his address (including an electronic address) for the service of notices.
WINDING-UP
145.
DISTRIBUTION IN KIND

If the Company commences liquidation, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by law:
145.1.1
divide among the members in kind the whole or any part of the assets of the Company (whether the assets are of the same kind or not) and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members or otherwise as the resolution may provide; or

145.1.2
vest the whole or any part of the assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction, shall determine,

but no member shall be compelled to accept any assets upon which there is a liability.
INDEMNITY
146.
INDEMNITY AND PROVISION OF FUNDS

Subject to, and to the extent not avoided by, the Statutes but without prejudice to any indemnity to which he may otherwise be entitled:

Annex A

146.1.1
any person who is or was at any time a Director, Secretary or other officer (unless the office is or was as Auditor) of the Company or of any of its subsidiary undertakings may be indemnified out of the assets of the Company to whatever extent the Board may determine against any costs, charges, expenses, losses and liabilities sustained or incurred by him in the actual or purported execution of his duties or in the exercise or purported exercise of his powers or otherwise in connection with his office, whether or not sustained or incurred in connection with any negligence, default, breach of duty or breach of trust by him in relation to the Company or the relevant subsidiary undertaking; and

146.1.2
the Board shall have power to provide funds to meet any expenditure incurred or to be incurred by any such person in defending himself in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by him in relation to the Company or any of its subsidiary undertakings, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application under the Companies Act 2006, or in order to enable him to avoid incurring any such expenditure.

147.
POWER TO INSURE

The Board may purchase and maintain insurance at the expense of the Company for the benefit of any person who is or was at any time a Director or other officer (unless the office is or was as Auditor) or employee of the Company or of any subsidiary undertaking of the Company or of any body corporate in which the Company has an interest (whether direct or indirect) or who is or was at any time a trustee of any pension fund or employee benefits trust in which any employee of the Company or of any such subsidiary undertaking or body corporate is or has been interested, indemnifying such person against any liability which may attach to him, and any loss or expenditure which he may incur, in relation to anything actually or allegedly done or omitted to be done by him as a Director, officer, employee or trustee, whether or not it involves any negligence, default, breach of duty or breach of trust by him in relation to the Company or the relevant undertaking, body corporate, fund or trust.
MANDATORY OFFER PROVISIONS
148.
MANDATORY OFFER

148.1
Save as otherwise permitted in compliance with any agreement to which the Company and any member is a party, a person (other than a Depositary) must not:

148.1.1
effect or purport to effect a Prohibited Acquisition (as defined in Article 148.8); or

148.1.2
except as a result of a Permitted Acquisition:

(a)
whether by a series of transactions over a period of time or not, acquire an interest in Shares which (on their own or taken together with Shares in which persons determined by the Board to be acting in concert with the relevant persons are interested) carry 30% or more of the voting rights of the Company; or

(b)
where the person (alone or together with persons determined by the Board to be acting in concert with the relevant person) is interested in Shares that in aggregate carry not less than 30% but not more than 50% of the voting rights of the Company, acquire, whether singly or with persons determined by the Board to be acting in concert with the person, an interest in any other Shares that (on their own taken or together with any interests in Shares held by persons determined by the Board to be acting in concert with the person) increases the percentage of Shares carrying voting rights in which the person is interested,

(each of (a) and (b) a “Limit”).
148.2
Where any person (other than a Depositary) breaches any Limit, except as a result of a Permitted Acquisition, or becomes interested in any Shares as a result of a Prohibited Acquisition, that person is in breach of these Articles.

Annex A

148.3
Where the Board has reason to believe that any Limit is or may be breached or any Prohibited Acquisition has been or may be effected it may require any member or any other person (other than, in each case, a Depositary in its capacity as a Depositary) to provide details of: (i) any persons acting in concert with such member or other person; (ii) any interests in Shares of such member or other person (or any persons acting in concert with them); and (iii) any other information, as in each case the Board considers appropriate to determine any of the matters under this Article 148.

148.4
Where the Board determines (at any time and without any requirement to have first exercised any of its rights under Article 148.3) that any Limit is breached (and, in the case of a breach of a Limit that is capable of becoming a Permitted Acquisition in accordance with the provisions of Article 148.8.3, at any time that such acquisition has not become a Permitted Acquisition) or any Prohibited Acquisition has been effected (or is purported) by any person (such person, together with any persons determined by the Board to be acting in concert with the person, being “Breaching Persons”), the Board may do all or any of the following:

148.4.1
require any member or person appearing or purporting to be interested in any Shares of the Company or any other person (other than, in each case, a Depositary in its capacity as Depositary) to provide such information as the Board considers appropriate to determine any of the matters under this Article 148 (including, without limitation, information regarding (i) any persons acting in concert with such member or other person, and (ii) any interests in Shares of such member (or other person or any persons acting in concert with any of them);

148.4.2
have regard to such public filings as it considers appropriate to determine any of the matters under this Article 148;

148.4.3
make such determinations under this Article 148 as it thinks fit, either after calling for submissions from affected members or other persons or without calling for such submissions;

148.4.4
determine that members shall not be entitled in respect of any Shares held by or on behalf of the Breaching Persons, or which the Breaching Persons are interested, in breach of this Article 148 (together the “Relevant Shares”) to be present or to vote or procure or instruct another person to vote (in each case either in person or by proxy) at a general meeting or at a separate meeting of the holders of a class of Shares shall be disregarded;

148.4.5
determine that any dividend or other distribution (or any part of a dividend or other distribution) or other amount payable in respect of the Relevant Shares shall be withheld by the Company, which shall have no obligation to pay interest on it, and that the relevant member shall not be entitled to elect to receive Shares instead of a dividend (to the extent otherwise permitted);

148.4.6
determine that no transfer of any certificated Relevant Shares (other than any Relevant Shares held by a Depositary in its capacity as Depositary) to or from a Breaching Person shall be registered; and

148.4.7
take such other action as it thinks fit for the purposes of this Article 148 including:

(a)
prescribing rules (not inconsistent with this Article 148);

(b)
setting deadlines for the provision of information;

(c)
drawing adverse inferences where information requested is not provided;

(d)
making determinations or interim determinations;

(e)
appointing an expert to advise the Board on any issues arising from this Article 148, including any questions of interpretation;

(f)
executing documents on behalf of a member;

Annex A

(g)
converting any Relevant Shares held in uncertificated form into certificated form or vice versa;

(h)
paying costs and expenses out of proceeds of sale; and

(i)
charging any decision or determination or rule previously made.

148.5
For the purposes of enforcing the sanction in Article 148.4.6, the Board may give notice to the relevant member and/or Breaching Person requiring the member and/or Breaching Person to change the Relevant Shares held in uncertificated form into certificated form by the time stated in the notice. The notice may also state that the member and/or Breaching Person may not change any Relevant Shares held in certificated form to uncertificated form. If the member and/or Breaching Person does not comply with the notice, the Board may require the Operator to convert Relevant Shares held in uncertificated form into certificated form in the name and on behalf of the relevant member and/or Breaching Person in accordance with the Uncertificated Securities Rules or a Depositary to convert such number of Relevant Shares into certificated form in the name and on behalf of the member and/or Breaching Person in question.

148.6
Where any Relevant Shares are held by a Depositary (in its capacity as a Depositary), the provisions of this Article 148 shall be treated as applying only to such Relevant Shares held by a Depositary on behalf of Breaching Persons and not to any other Shares held by the relevant Depositary.

148.7
No Depositary shall be in breach of Article 148.1 or 148.2 or be a Breaching Person solely as a result of holding any Shares (or interests in Shares) in its capacity as Depositary provided that any Shares held by any such Depositary (or in which such Depositary is interested) may still be Relevant Shares. Notwithstanding the preceding sentence, all interests in Shares held by or on behalf of persons other than a Depositary with respect to Shares (or interests in Shares) held by such Depositary shall be taken into account for all purposes of this Article.

148.8
For the purposes of this Article, an acquisition is a “Permitted Acquisition” or, in the case of Article 148.8.3, an acquisition will become a Permitted Acquisition upon completion of the making and implementation of a Mandatory Offer in accordance with, and compliance with the provisions of Article 148.8.3 if:

148.8.1
the Board consents in advance to the acquisition or the acquisition is pursuant to an offer made by or on behalf of the acquirer that is recommended by the Board; or

148.8.2
the acquisition is made as a result of a voluntary offer made and implemented (save to the extent that the Board determines otherwise):

(a)
for all of the issued Shares (except not necessarily for those already held by the acquirer);

(b)
in cash (or accompanied by a full cash alternative), and

(c)
otherwise in accordance with the provisions of the Takeover Code (as if the Takeover Code applied to the Company); or

148.8.3
the acquisition is made pursuant to a single transaction which causes a breach of a Limit (otherwise than as a result of an offer) and provided that:

(a)
no further acquisitions are made by the acquirer (or any person determined by the Board to be acting in concert with the acquirer) other than (i) pursuant to a Mandatory Offer made in accordance with Article 148.8.3(b); or (ii) Permitted Acquisitions under Articles 148.8.1, 148.8.4 or 148.8.5, provided that no such further acquisition (other than pursuant to a Mandatory Offer made in accordance with Article 148.8.3(b) shall be or become, in any event, a Permitted Acquisition under this Article 148.8.3; and

(b)
the acquirer makes, within seven days of such breach, and does not subsequently withdraw, an offer which, except to the extent the Board determines otherwise, is made and implemented in accordance with Rule 9 and the other relevant provisions

Annex A

of the Takeover Code (as if so applied to the Company) (a “Mandatory Offer”), and, for the avoidance of doubt, acquisitions pursuant to a Mandatory Offer shall (subject to compliance with the other provisions of this Article 148.8.3) also be Permitted Acquisitions; or
148.8.4
the acquisition was approved previously by an ordinary resolution passed by a general meeting if no votes are cast in favour of the resolution by or, in the case of shares held by a Depositary for the person in question, at the direction of:

(a)
the person proposing to make the acquisition and any persons determined by the Board to be acting in concert with the person; or

(b)
the persons (if any) from whom the acquirer (together with persons determined by the Board to be acting in concert with the acquirer) has agreed to acquire Shares or interests in Shares or has otherwise obtained an irrevocable commitment in relation to the acquisition of Shares by the acquirer or any persons determined by the Board to be acting in concert with the acquirer; or

148.8.5
there is an increase in the percentage of the voting rights attributable to an interest in Shares held by a person determined by the Board to be acting in concert with the acquirer and such an increase would constitute a breach of any Limit where such increase results from the Company redeeming or purchasing its own Shares or interests in Shares.

148.9
Unless the Board determines otherwise, in the case of a Permitted Acquisition, pursuant to Article 148.8.1, 148.8.2 or 148.8.3 above, an offer must also be made in accordance with Rules 14, if applicable, and Rule 15 of the Takeover Code (as if Rules 14 and 15 applied to the Company).

148.10
Unless: (a) the acquisition is a Permitted Acquisition, or (b) the Board determines otherwise, an acquisition of an interest in Shares is a “Prohibited Acquisition”) is Rules 4 (Restrictions on dealings), 5 (Timing, restrictions on acquisitions), 6 (Acquisitions resulting in an obligation to offer a minimum level of consideration), 8.1 (Disclosure by an Offeror), 8.4 (Disclosure by Concert Parties) or 11 (Nature of consideration to be offered) of the Takeover Code would in whole or part apply if the Company were subject to the Takeover Code and the acquisition of such interest in shares were made (or, if not yet made, would, if and when made, be) in circumstances involving a breach of, or a failure to comply with, Rules 4, 5, 6, 8.1, 8.4 or 11 of the Takeover Code.

148.11
The Board has full authority to determine the application of this Article 148 including as to the deemed application of relevant parts of the Takeover Code (as if it applied to the Company). Such authority shall include all discretion vested in the Takeover Panel (as if the Takeover Code applied to the Company). Any resolution or determination of, or decision or exercise of any discretion or power by, the Board acting in good faith and on such grounds as the Board shall consider reasonable shall be conclusive and binding on all persons concerned and shall not be open to challenge, whether as to its validity or otherwise on any ground whatsoever and, in the absence of fraud, the Board shall not owe any duty of care to or have any liability to any person in respect of any cost, loss or expense as a result of any such resolution, determination, decision or exercise of any discretion or power. The Board shall not be required to provide any reasons for any decision, determination, resolution or declaration taken or made in accordance with this Article 148.

148.12
At all times when the Company is in an offer period pursuant to Article 148.8.3, each member (other than a Depositary) shall comply with the disclosure obligations set out in Rule 8 of the Takeover Code as if Rule 8 applied to the Company, provided that members shall make any required disclosures to the Board on a private basis.

148.13
Any one or more of the Directors may act as agent of any member and/or Breaching Person in relation to the execution of documents and other actions to be taken in respect of Relevant Shares as determined by the Board under this Article 148 (including to enforce the sanctions referred to in Article 148.4).

Annex A

148.14
Where used in this Article, the phrases “offer” and “voting rights” shall have the meanings ascribed to them in the Takeover Code. This Article 148 only applies while the Takeover Code does not apply to the Company.

148.15
This Article 148 only applies whilst the Takeover Code does not apply to the Company.

Annex B

SUBJECT TO FURTHER CHANGES AND COURT APPROVAL
IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
COMMERCIAL COURT
2024 : No. [•]
IN THE MATTER OF KINIKSA PHARMACEUTICALS, LTD.
AND IN THE MATTER OF THE COMPANIES ACT 1981, Section 99
SCHEME OF ARRANGEMENT
(under section 99 of the Companies Act 1981)
Among
KINIKSA PHARMACEUTICALS, LTD.
(an exempted company limited by shares and incorporated
under the laws of Bermuda with registration number 50484)
and
THE SCHEME SHAREHOLDERS
(as hereinafter defined)

PART I
PRELIMINARY
DEFINITIONS
A.
In this Scheme, unless the context otherwise requires or unless otherwise expressly provided for, the following expressions shall bear the following meanings:

A Ordinary Shares	class A ordinary shares with a nominal value of US$0.000273235 per share in the capital of Kiniksa UK
A1 Ordinary Shares	class A1 ordinary shares with a nominal value of US$0.000273235 per share in the capital of Kiniksa UK
Allowed Proceeding	any Proceeding by a Scheme Shareholder to enforce its rights under the Scheme where any party fails to perform its obligations under the Scheme
B Ordinary Shares	class B ordinary shares with a nominal value of US$0.000273235 per share in the capital of Kiniksa UK
B1 Ordinary Shares	class B1 ordinary shares with a nominal value of US$0.000273235 per share in the capital of Kiniksa UK
Business Day	any day on which banks are open for business in Bermuda, the United Kingdom and the United States
Bye-laws	the bye-laws of KNSA Bermuda
Class A Shares	class A common shares of par value US$0.000273235 per share of KNSA Bermuda in issue and outstanding immediately prior to the Effective Time
Class A1 Shares	class A1 common shares of par value US$0.000273235 per share of KNSA Bermuda in issue and outstanding immediately prior to the Effective Time
Class B Shares	class B common shares of par value US$0.000273235 per share of KNSA Bermuda in issue and outstanding immediately prior to the Effective Time
Class B1 Shares	class B1 common shares of par value US$0.000273235 per share of KNSA Bermuda in issue and outstanding immediately prior to the Effective Time
Companies Act	the Companies Act 1981 of Bermuda
Depositary Receipts Program	the program pursuant to which depositary receipts representing Ordinary Shares not held in DTC will be issued to Scheme Shareholders in accordance with the Scheme
DTC	the Depository Trust Company
Effective Time	the date and time on which a copy of the Order of the Supreme Court sanctioning the Scheme and making such facilitating orders as are appropriate pursuant to Section 99 of the Companies Act shall have been delivered to the Registrar of Companies in Bermuda for registration, at which time this Scheme shall become effective
Explanatory Statement	the Proxy Statement of KNSA Bermuda in connection with the Scheme representing the explanatory statement issued pursuant to Section 100 of the Companies Act and including a notice of the Scheme Meeting
GBP	British pound, the lawful currency of the United Kingdom

Kiniksa UK	Kiniksa Pharmaceuticals International, plc, an English public limited company to be incorporated prior to the Effective Time
Kiniksa UK Shares	A Ordinary Shares, A1 Ordinary Shares, B Ordinary Shares and B1 Ordinary Shares
Kiniksa UK Common Share	the one Class A Share KNSA Bermuda will issue to Kiniksa UK following the Effective Time
KNSA Bermuda	Kiniksa Pharmaceuticals, Ltd., an exempted company limited by shares and incorporated under the laws of Bermuda with registration number 50484
KNSA Bermuda Shares	Class A Shares, Class A1 Shares, Class B Shares and Class B1 Shares
Listed Shares	Class A Shares
Non-listed Shares	Class A1 Shares, Class B Shares and Class B1 Shares
Ordinary Shares	A Ordinary Shares, A1 Ordinary Shares, B Ordinary Shares, B1 Ordinary Shares
Proceeding	any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, re-entry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit
Prohibited Proceeding	any Proceeding against KNSA Bermuda or Kiniksa UK or their property in any jurisdiction whatsoever other than an Allowed Proceeding
Redomiciliation	has the meaning given in Recital F
Redomiciliation Time	after the close of trading on the Nasdaq on the day the Scheme of Arrangement becomes effective (also referred to herein as the Effective Time), and before the opening of trading on the Nasdaq on the next trading day
Record Date	the close of business (Eastern time) on [•], 2024
Register of Members	the register maintained by Conyers Corporate Services (Bermuda) Limited in respect of holders of Non-listed Shares
Registers	the Register of Members and the Share Register
Scheme	this scheme of arrangement in respect of KNSA Bermuda under Section 99 of the Companies Act in its present form or with or subject to any modifications, additions or conditions that are consented to by KNSA Bermuda and that the Supreme Court may approve or impose
Scheme Consideration	the legal and/or beneficial title (as the case may be) to: one A Ordinary Share to be issued and allotted by Kiniksa UK to Scheme Shareholders in exchange for each Class A Share held immediately prior to the Effective Time by Scheme Shareholders; one A1 Ordinary Share to be issued and allotted by Kiniksa UK to Scheme Shareholders in exchange for each Class A1 Share held immediately prior to the Effective Time by Scheme Shareholders; one B Ordinary Share to be issued and allotted by Kiniksa UK to Scheme Shareholders in exchange for each Class B Share held immediately prior to the Effective Time by Scheme Shareholders; and one B1 Ordinary Share to be issued and allotted by Kiniksa UK to Scheme Shareholders in exchange for each Class B1 Share held immediately prior to the Effective Time by Scheme Shareholders

Scheme Meeting	the meeting of the Scheme Shareholders convened at the direction of the Supreme Court at which the Scheme will be voted upon or any postponement or adjournment thereof
Scheme Shareholders	with respect to the Non-listed Shares, the holders of KNSA Bermuda Shares registered in the Register of Members and with respect to the Listed Shares, the holders listed as shareholders of record in the Share Register maintained by the Transfer Agent immediately prior to the Effective Time
Scheme Shares	KNSA Bermuda Shares issued and outstanding immediately prior to the Effective Time
Share Register	the list of shareholders of record holding Class A Shares maintained by the Transfer Agent
Supreme Court	the Supreme Court of Bermuda
Transfer Agent	Equiniti Trust Company or such other transfer agent appointed by the Company prior to the Effective Time
US$	United States dollars, the lawful currency of the United States of America
INTERPRETATION
B.
In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(1)   references to Recitals, Parts, clauses and sub-clauses are references to the Recitals, Parts, clauses and sub-clauses respectively of this Scheme;
(2)   references to a person include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;
(3)   references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;
(4)   references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;
(5)   the singular includes the plural and vice versa and words importing one gender shall include the other gender;
(6)   headings to Recitals, Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and
(7)   to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Explanatory Statement, then the terms of this Scheme shall prevail.
KNSA BERMUDA
C.
KNSA Bermuda was incorporated with limited liability in Bermuda on 21 July 2015 as an exempted company limited by shares with registration number 50484.

D.
As of the date of the Scheme Meeting, KNSA Bermuda will have an authorised share capital of US$54,647 comprised of 200,000,000 shares of par value US$0.000273235 per share which can be designated as preferred shares, Class A Shares, Class A1 Shares, Class B Shares or Class B1 Shares upon issue.

E.
As at the Record Date, KNSA Bermuda had issued approximately US $[•] of its authorized share capital of $54,647 with such issued share capital comprised of approximately [•] Class A Shares, [•] Class A1 Shares, [•] Class B Shares and [•] Class B1 Shares.

THE PURPOSE OF THE SCHEME
F.
The purpose of the Scheme is to effect the redomestication of KNSA Bermuda, the parent company of the Kiniksa group, from Bermuda to the UK (the “Redomiciliation”) by way of the cancellation of all Scheme Shares in exchange for the issue and allotment of Kiniksa UK Shares to Scheme Shareholders. As a result of the Scheme, Scheme Shareholders shall become holders of the beneficial and/or legal title (as the case may be) to shares in the capital of Kiniksa UK. The Scheme will be effected as provided in Part II, Clause 3 below.

G.
Following the Effective Time, KNSA Bermuda undertakes to transfer all of its right, title and interest in its assets and assign or novate, as appropriate, its liabilities (if any) to Kiniksa UK.

H.
Kiniksa UK has agreed to appear at the hearing of the petition to sanction the Scheme and undertakes to be bound by its terms and to issue fully paid Kiniksa UK Shares as provided herein.

PART II
THE SCHEME
Application and effectiveness of the Scheme
1.
The compromise and arrangement effected by the Scheme shall apply to the Scheme Shares and shall be binding on the Scheme Shareholders.

Effect of the Scheme
2.
At the Effective Time all of the right, title and interest of the Scheme Shareholders in the Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in Clause 6 below.

Arrangement with Scheme Shareholders
3.
At the Redomiciliation Time, in consideration of the rights of the Scheme Shareholders under this Scheme:

(a)
Each Scheme Shareholder will receive the Scheme Consideration as follows:

i.
Each holder of Class A Shares issued and outstanding immediately prior to the Effective Time will receive A Ordinary Shares on a one-for-one basis in respect of such issued and outstanding Class A Shares;

ii.
Each holder of Class A1 Shares issued and outstanding immediately prior to the Effective Time will receive A1 Ordinary Shares on a one-for-one basis in respect of such issued and outstanding Class A1 Shares;

iii.
Each holder of Class B shares issued and outstanding immediately prior to the Effective Time will receive B Ordinary Shares on a one-for-one basis in respect of such issued and outstanding Class B Shares; and

iv.
Each holder of Class B1 shares issued and outstanding immediately prior to the Effective Time will receive B1 Ordinary Shares on a one-for-one basis in respect of such issued and outstanding Class B1 Shares.

(b)
KNSA Bermuda will issue one (1) Class A Share to Kiniksa UK (which will constitute all of KNSA Bermuda’s issued and outstanding shares following the Redomiciliation);

(c)
all issued and outstanding KNSA Bermuda Shares (other than the Kiniksa UK Common Share) will be cancelled; and

(d)
KNSA Bermuda undertakes to transfer all of its right, title and interest in its assets and assign or novate (as the case may be) its liabilities (if any) to Kiniksa UK.

PART III
VOTING AND RECORD DATE AND DETERMINATION OF SCHEME SHAREHOLDERS
Record Date
4.
The Scheme Shareholders and the number of Scheme Shares (whatever the class) that they hold for the purposes of voting at the Scheme Meeting shall be determined from the Registers as of the Record Date.

Voting
5.
All Scheme Shareholders holding Scheme Shares (whatever class) shall vote as one single class of shareholder. The Scheme Shareholders entitled to vote in accordance with Clause 4 above, shall have one vote per KNSA Bermuda Share, including holders of Class A Shares, Class B Shares, Class A1 Shares and Class B1 Shares, at the Scheme Meeting.

PART IV
DISTRIBUTIONS
Mechanics of Distribution to Scheme Shareholders
6.
As soon as reasonably practicable pursuant to Clause 3 above, Kiniksa UK shall issue the Kiniksa UK Shares comprising the Scheme Consideration as follows:

(a)
the legal title to A Ordinary Shares shall be issued to Cede & Co as nominee for the Depositary Trust Company and beneficial title to such A Ordinary Shares shall pass to Scheme Shareholders on a one-for-one basis to the Class A Shares of which immediately prior to the Effective Time legal title is held by Cede & Co. as nominee for the DTC and beneficial title is held by the Scheme Shareholders;

(b)
the legal title to A Ordinary Shares shall be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a Depositary Receipts Program) on a one-for-one basis to Class A Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders;

(c)
the legal title to A1 Ordinary Shares shall be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a Depositary Receipts Program) on a one-for-one basis to Class A1 Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders;

(d)
the legal title to B Ordinary Shares shall be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a Depositary Receipts Program) on a one-for-one basis to Class B Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders; and

(e)
the legal title to B1 Ordinary Shares shall be issued to Scheme Shareholders (or such other persons as the relevant Scheme Shareholder directs for the purposes of a Depositary Receipts Program) on a one-for-one basis to Class B1 Shares of which the legal and beneficial title is held immediately prior to the Effective Time by the Scheme Shareholders.

KNSA Bermuda will otherwise procure the issue of the beneficial and/or legal title to the Kiniksa UK Shares to the Scheme Shareholders.
Rights of Scheme Shareholders
7.
With effect from and including the Effective Time, each Scheme Shareholder shall, in accordance with the Scheme, cease to have any rights with respect to Scheme Shares, except the right to receive the Scheme Consideration, subject to and in accordance with the terms of this Scheme. Upon cancellation of the Scheme Shares, the Registers shall be updated to reflect such cancellation and the registration of Kiniksa UK as sole shareholder of KNSA Bermuda.

PART V
GENERAL SCHEME PROVISIONS
Effective Time and Notification to Scheme Shareholders
8.
The Scheme shall become binding and effective at the Effective Time.

9.
KNSA Bermuda shall give notification of the Scheme having become effective by information being made available on the KNSA Bermuda website: https://investors.kiniksa.com/financial-information/sec-filings, and by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission, and by issuing a press release through a major news service, as is the customary way of providing information to holders of KNSA Bermuda Shares.

Stay of Prohibited Proceedings
10.
After the Effective Time, none of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from the Scheme.

11.
A Scheme Shareholder may commence an Allowed Proceeding against KNSA Bermuda or Kiniksa UK after the Effective Time provided that it has first given KNSA Bermuda five (5) Business Days prior notice in writing of its intention to do so.

Costs
12.
At or prior to the Effective Time, KNSA Bermuda shall pay in full all costs, charges, expenses and disbursements reasonably incurred by KNSA Bermuda or its agents in connection with the negotiation, preparation and implementation of the Scheme, including the costs of holding the Scheme Meeting and the costs of obtaining the sanction of the Supreme Court.

Existing instruments of transfer and certificates
13.
As from the Effective Time, all instruments of transfer and certificates validly existing at the Effective Time in respect of a transfer or holding of any Scheme Shares shall cease to have effect as documents or evidence of transfer or title.

Modifications of the Scheme
14.
KNSA Bermuda may, at any hearing before the Supreme Court to sanction the Scheme, consent on behalf of all Scheme Shareholders to any modification of or addition to the Scheme or any terms or conditions that the Supreme Court determines to approve or impose.

Notice
15.
Subject to the notice requirements of Clauses 11 and 20, any notice or other written communication to be given under or in relation to the Scheme shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post or courier:

(a)
in the case of KNSA Bermuda, to:

Kiniksa Pharmaceuticals Corp.
100 Hayden Ave
Lexington, MA
U.S.A., 02421
Attn:
Madelyn Zeylikman
Rachel Frank

Email:
legal@kiniksa.com
IR@kiniksa.com

with a copy to (which shall not constitute notice):
Conyers Dill & Pearman Limited,
Clarendon House, 2 Church Street,
Hamilton, HM11, Bermuda
Attn:
Christian Luthi
Jennifer Panchaud

Email:
christian.luthi@conyers.com
jennifer.panchaud@conyers.com

and
with a copy to (which shall not constitute notice):
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts
U.S.A., 02199-3600
Attn:
Marko Zatylny
Elizabeth Todd

Email:
marko.zatylny@ropesgray.com
elizabeth.todd@ropesgray.com

(b)
in the case of a Scheme Shareholder, its last known address according to KNSA Bermuda; and

(c)
in the case of any other person, it is delivered by hand or sent by post, to any address set forth for that person in any agreement entered into in connection with the Scheme or the last known address according to KNSA Bermuda, or by fax or email to its last known fax number or email address according to KNSA Bermuda.

16.
Any notice or other written communication to be given under the Scheme shall be deemed to have been served:

(a)
if delivered by hand, on the first Business Day following delivery;

(b)
if sent by post, on the second Business Day after posting if the recipient is in the country of dispatch, otherwise on the seventh Business Day after posting;

(c)
if sent by courier, on the second Business Day after depositing with the courier service (with courier fees paid) if the recipient is in the country of dispatch, otherwise on the fifth Business Day after depositing;

(d)
if by fax or email, on the Business Day sent; and

(e)
if by advertisement, on the date of publication.

17.
In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

18.
Save in the case of the notice, written communication or document required to be filed pursuant to Clause 11 above, the accidental omission to send any notice, written communication or other document in accordance with Clauses 15 and 16 above or the non-receipt of any such notice by a Scheme Shareholder, shall not affect the provisions of the Scheme or the effectiveness thereof.

19.
KNSA Bermuda shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to the Scheme Shareholders which shall be posted at the risk of the Scheme Shareholders.

20.
Any notice or other written communication that is required to be given to all or substantially all Scheme Shareholders shall be effective by way of information being made available on the KNSA Bermuda website: https://investors.kiniksa.com/financial-information/sec-filings, by a public filing with the United States Securities Exchange Commission, and by issuing a press release through a major news service as is the customary way of providing information to holders KNSA Bermuda Shares.

Exercise of Discretion
21.
When under any provision of the Scheme a matter is to be determined by KNSA Bermuda, then it will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Governing Law and Jurisdiction
22.
At and with effect from the Effective Time, the operative terms of the Scheme shall be governed by, and construed in accordance with, the laws of Bermuda. The Scheme Shareholders hereby agree that the Courts of Bermuda shall have exclusive jurisdiction to hear and determine any suit, action or Proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme or its implementation or out of any action taken or omitted to be taken under the Scheme or in connection with the administration of the Scheme; and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Courts of Bermuda; provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between KNSA Bermuda and the Scheme Shareholders, whether contained in any contract or otherwise.

23.
Subject to the provisions of Clause 24(b) below, the terms of the Scheme and the obligations imposed on KNSA Bermuda hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Pre-Conditions to the Scheme
24.
The Scheme will not be completed unless the following conditions are satisfied or, if allowed by law, waived:

(a)
a majority in number of the Scheme Shareholders entitled to vote at the Scheme Meeting either in person or by proxy representing at least three-fourths in value of the Scheme Shares present and voting either in person or by proxy at the Scheme Meeting agree to the Scheme;

(b)
the Supreme Court sanctions the Scheme with or without modification;

(c)
the Class A Ordinary Shares in the capital of Kiniksa UK to be issued pursuant to the Redomiciliation are authorized for listing on the Nasdaq, subject to official notice of issuance;

(d)
all current and governmental authorizations that are necessary, desirable or appropriate in connection with the Redomiciliation and related transactions are obtained on terms acceptable to KNSA Bermuda and are in full force and effect; and

(e)
KNSA Bermuda receives an opinion from an internationally recognized outside tax advisor in form and substance reasonably satisfactory to it, confirming that the Redomiciliation should qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

Authorisation
25.
The Scheme Shareholders authorise KNSA Bermuda to take all necessary actions and to execute all necessary documents on their behalf as shall be required to procure the issuance of the Kiniksa UK Shares to the Scheme Shareholders, as provided herein.

Delivery of Court Order
26.
This Scheme shall become effective as soon as a copy of the order of the Supreme Court sanctioning the Scheme under Section 99(3) of the Companies Act shall have been delivered to the Registrar of Companies in Bermuda for Registration.

Expiry of the Scheme
27.
If the transactions contemplated by the Scheme shall not have occurred on or before 5:00pm Bermuda time on the date nine (9) months after the Effective Time, the Scheme will terminate and all actions taken under the Scheme will be reversed or voided, as if they had never occurred, and the position will revert to that existing immediately prior to the Effective Time.

Annex C

DRAFT SUBJECT TO CHANGE AND APPROVAL BY THE SUPREME COURT OF BERMUDA
IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
COMMERCIAL COURT
2024: No. [•]
IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981
AND IN THE MATTER OF KINIKSA PHARMACEUTICALS, LTD.

ORDER FOR DIRECTIONS

UPON THE APPLICATION by Originating Summons of Kiniksa Pharmaceuticals, Ltd. (“Company” or “Kiniksa Bermuda”) by Ex-Parte Originating Summons
AND UPON HEARING Counsel for the Company
AND UPON READING the Originating Summons and the First Affidavit of Madelyn Zeylikman sworn on [•] 2024 (“Affidavit”) and the exhibits thereto (which includes the scheme document (“Scheme Document”) and the proxy statement containing information constituting the explanatory statement (“Explanatory Statement”) required under s. 100 of the Companies Act 1981)
IT IS HEREBY ORDERED as follows:
1.
The Company shall be at liberty to convene a meeting (“Scheme Meeting”) pursuant to section 99 of the Companies Act 1981 (“Companies Act”) of one class of holders (“Scheme Shareholders”) of the common shares of US$0.000273235 par value each of the Company (“Shares”) as at the Record Date (as defined below) for the purposes of considering, and if thought fit, approving (with or without modification) the Scheme of Arrangement proposed to be made between the Company and its shareholders (the “Scheme”).

2.
The Scheme Meeting shall be held on [•], 2024 and conducted virtually via live webcast or on such other date or in such other location or manner as the Company may determine, provided the Scheme Meeting is held within three months of the date of the order for directions.

3.
Sanj K. Patel or failing them any director or executive officer of the Company shall act as Chairman of the Scheme Meeting and shall report to the Court the results of the Scheme Meeting.

4.
The Scheme Meeting may be adjourned by the Chairman or by a simple majority vote of the Scheme Shareholders, as appropriate, present and voting at the relevant meeting, whether in person or by proxy, to a later date, provided that notice of the date and time of the holding of any adjourned meeting be given to the Scheme Shareholders, as set out below.

5.
Not less than 22 days before the day appointed for the Scheme Meeting the following documents will be made available to Scheme Shareholders by way of (i) a filing with the U.S. Securities and Exchange Commission (“SEC Filing”), (ii) posting such SEC Filing on the Company’s website at https://investors.kiniksa.com/financial-information/sec-filings, and (iii) mailing a notice of Internet Availability of Proxy Materials to Scheme Shareholders:

a.
a Notice Convening the Scheme Meeting in the form exhibited to the Affidavit;

b.
a copy of the Scheme Document;

c.
a copy of the Explanatory Statement as is required to be furnished pursuant to section 100 of the Companies Act, in the form exhibited to the Affidavit; and

d.
a form of proxy for use at the Scheme Meeting, in the form exhibited to the Affidavit.

6.
For the purposes of establishing numerosity pursuant to section 99(2) of the Companies Act, Scheme Shareholders shall include: with respect to the common shares of Kiniksa Bermuda that are not listed on the Nasdaq, the holders of Class A1 common shares, Class B common shares and Class B1 common shares registered in the Register of Members of Kiniksa Bermuda immediately prior to the Effective Time (as such term is defined in the Scheme) and, with respect to the Class A Shares listed on Nasdaq, (i) the holders listed as shareholders of record of Class A Shares (other than the Class A Shares held by Cede & Co as nominee for the Depository Trust Company (“DTC”)) in the list of shareholders maintained by the Company’s transfer agent, and (ii) the DTC participants of Class A Shares listed in the security position list maintained by DTC, immediately prior to the Effective Time. Any DTC participant may vote any number of their Shares for the Scheme and vote the balance of their Shares against the Scheme. Subject to any reasonable objections they might raise, DTC participants voting in this manner will, for the purposes of numerosity, be counted as one Scheme Shareholder for the Scheme (as to the number of their Shares being voted for the Scheme) and one Scheme Shareholder against the Scheme (as to the number of their Shares being voted against the Scheme).

7.
The Scheme Shareholders entitled to vote will have one vote per Share (regardless of the class of common share such Scheme Shareholder holds) at the Scheme Meeting.

8.
The forms of proxy in the forms or substantially in the forms exhibited to the Affidavit and the provisions to be made permitting Scheme Shareholders to appoint a proxy, including by mail, telephone, electronically or otherwise, be and are hereby approved for use at the Scheme Meeting.

9.
A Scheme Shareholder may appoint a proxy and, if the appointee is not the Chairman of the Scheme Meeting, may provide that the appointee may vote in the appointee’s absolute discretion. Any person validly appointed as proxy for a Scheme Shareholder may attend and speak at the Scheme Meeting.

10.
The Chairman of the Scheme Meeting shall be entitled to accept the warranty on the said forms of proxy as to the authority of the signatory to cast the votes thereby cast without further investigation.

11.
The Chairman of the Scheme Meeting shall be at liberty to accept a faxed or electronic copy of a form of proxy but may require production of the original if he considers this to be necessary or desirable for the purpose of verification.

12.
The Company be at liberty to set a record date (“Record Date”) for determining the holders of Shares entitled to vote the Scheme Meeting.

13.
Scheme Shareholders who wish to vote at a Scheme Meeting, must:

a.
attend the Scheme Meeting at which they are entitled to vote (with the appropriate documentation as provided in the Explanatory Statement), and vote in person (in the manner prescribed in the proxy statement), or send a proxy (with a completed form of proxy in the form accepted by the Chairman of the Scheme Meeting (“Proxy”)) to attend the Scheme Meeting and vote on their behalf; and

b.
submit the appropriate documentation as provided in the Explanatory Statement and (if applicable) a completed form of ballot or Proxy, in accordance with such timeline and method of submission as may be specified in the Explanatory Statement and/or Proxy.

14.
The Chairman shall:

a.
oversee voting;

b.
have discretion (without prejudice to the generality of paragraph 14(d) below):

i.
to accept the value in respect of which a Scheme Shareholder seeks to vote, in whole or in part, notwithstanding any failure by such Scheme Shareholder to comply with the requirements contained in the form of Proxy or any ballot;

ii.
to accept otherwise incomplete or late forms of ballot or Proxy (but, for the avoidance of doubt, provided that the form of ballot or Proxy is received before he closes the Scheme Meeting); and

c.
be at liberty to rely on the electronic confirmations (in respect of electronic forms of ballots or Proxies) or signatures (in respect of hard copy forms of ballots or Proxies) as a warranty that the signatory (or person submitting such confirmation) has been duly authorised by the relevant Scheme Shareholder;

d.
be responsible for, and have discretion to determine, the entitlement of and value for which any Scheme Shareholder is permitted to vote at the Scheme Meeting;

e.
be at liberty to permit the attendance of persons who are not otherwise entitled to attend and vote at the Scheme Meeting provided that such a person shall not be entitled to speak at the Scheme Meeting without the permission of the Chairman and provided that no objection is received from a person entitled to attend the relevant Scheme Meeting;

f.
have permission to apply for such further directions as he may consider necessary or appropriate; and

g.
in the case of a Scheme Shareholder which is a corporation, be at liberty to accept such assurances as he thinks fit as to the right of any person to attend and vote at the Scheme Meeting on behalf of a Scheme Shareholder that is a corporation.

15.
The Chairman of the Scheme Meeting shall be at liberty to appoint inspectors or scrutineers to count and tally the votes, be responsible for confirming the result of the Scheme Meeting and provide the Chairman with a report setting out the result of the Scheme Meeting.

16.
The Chairman shall file a report on the Scheme Meeting prior to any sanction hearing (assuming the requisite statutory majority of Scheme Shareholders in support of the Scheme is obtained at the Scheme Meeting).

17.
The Explanatory Statement in the form of the draft exhibited to the Affidavit is hereby deemed to meet the requirements of section 100 of the Companies Act 1981.

18.
Save as expressly stated in this Order, the Scheme Meeting shall be convened and held (and if so resolved, adjourned) in accordance with the bye-laws of the Company.

DATED this [•] day of [•] 2024.

CHIEF JUSTICE / PUISNE JUDGE

IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
COMMERCIAL COURT
2024: No. [•]
IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981
AND IN THE MATTER OF KINIKSA PHARMACEUTICALS, LTD.

ORDER FOR DIRECTIONS

CONYERS DILL & PEARMAN
Barristers & Attorneys
Clarendon House
2 Church Street
Hamilton, Bermuda
Attorneys for the Company
CRL/gm/717365/24235917

Annex D

Expected Timetable
Description	Proposed Date
Record Date	[ ], 2024
Directions Hearing	April 19, 2024
Notices of Internet Availability of Proxy Materials mailed to Redomiciliation Meeting Shareholders and Annual Meeting Shareholders	On or about [ ]
Latest time for submitting forms of proxy:
via Internet	[ ]
via proxy card	Must be received at any time prior to the commencement of the applicable meeting
Annual Meeting	[ ]
Redomiciliation Meeting	Immediately following the conclusion of the Annual Meeting on [ ]
Court hearing to sanction the Scheme of Arrangement	[ ]
Anticipated effective date of the Scheme of Arrangement	[ ]

D-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY [PRELIMINARY – SUBJECT TO COMPLETION] Annual General Meeting Proxy Card V46580-P09065 For Withhold For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! KINIKSA PHARMACEUTICALS, LTD. The Board of Directors recommends you vote FOR the following: KINIKSA PHARMACEUTICALS, LTD. [TBD] Nominees: 1. Election of Class III Directors to serve until the 2027 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified. 1b. Tracey L. McCain 1a. Felix J Baker, Ph.D. 1c. Kimberly J. Popovits The Board of Directors recommends you vote FOR the following proposals: [PRELIMINARY – SUBJECT TO COMPLETION] 2. The appointment of PricewaterhouseCoopers LLP as the Company’s auditor until the close of the Company’s next Annual Meeting of Shareholders, the delegation to the Company’s Board of Directors, through its Audit Committee, of the authority to set the auditor’s remuneration for such period, and the ratification of the appointment of PricewaterhouseCoopers
LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2024 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NOTE: At the Company’s Annual Meeting, the proxies have discretion to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KNSA2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it by [TBD], 2024 in the postage-paid envelope we have provided or return it by such date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF KINIKSA PHARMACEUTICALS, LTD. [TBD], 2024 Please date, sign and mail this proxy card in the postage-paid return-addressed envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and other Proxy Materials are available at www.proxyvote.com. i Please detach along perforated line and mail in the envelope provided. i V46581-P09065 KINIKSA PHARMACEUTICALS, LTD. ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [TBD], [TBD], 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Sanj K. Patel and Madelyn Zeylikman, or either of them, each with full power of substitution, as proxies to represent and vote as designated on the reverse side, all the Class A Shares and Class B Shares of Kiniksa Pharmaceuticals, Ltd. held of record by the undersigned on [TBD], 2024, and entitled to vote at the Annual General Meeting of Shareholders to be held at [TBD] Atlantic Time ([TBD] Eastern Time) on [TBD], [TBD], 2024, held live via webcast at www.virtualshareholdermeeting.com/KNSA2024, and any continuation, adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In respect of any other matters that are properly brought before the Annual General Meeting, the Proxy will be voted in the discretion of the appointed Proxy including any continuation, postponement or adjournment thereof. (Continued and to be signed on the reverse side) [PRELIMINARY – SUBJECT TO COMPLETION]

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY [PRELIMINARY – SUBJECT TO COMPLETION] Special Court-Ordered Meeting Proxy Card V46582-P09065 KINIKSA PHARMACEUTICALS, LTD. KINIKSA PHARMACEUTICALS, LTD. [TBD] The Board of Directors recommends you vote FOR the following proposals: 1. To approve the Scheme of Arrangement attached to the accompanying proxy statement as Annex A among the Company and its shareholders. 2. To approve a motion to adjourn the Special Court-Ordered Meeting of the shareholders of the Company (the "Redomiciliation Meeting") to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the Redomiciliation Meeting. Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All other holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. ! ! ! ! ! ! For Against Abstain [PRELIMINARY – SUBJECT TO COMPLETION] VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KNSA2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on [TBD], 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it by [TBD], 2024 in the postage-paid envelope we have provided or return it by such date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

SPECIAL COURT-ORDERED MEETING OF SHAREHOLDERS OF KINIKSA PHARMACEUTICALS, LTD. [TBD], 2024 Please date, sign and mail this proxy card in the postage-paid return-addressed envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Redomiciliation Meeting: The Proxy Statement and other Proxy Materials are available at www.proxyvote.com. V46583-P09065 KINIKSA PHARMACEUTICALS, LTD. SPECIAL COURT-ORDERED MEETING OF SHAREHOLDERS TO BE HELD ON [TBD], 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Sanj K. Patel and Madelyn Zeylikman, or any of them, each with full power of substitution, as proxies to represent and vote as designated on the reverse side, all the Class A Shares, Class A1 Shares, Class B Shares and Class B1 Shares of Kiniksa Pharmaceuticals, Ltd. held of record by the undersigned on [TBD], 2024, and entitled to vote at the Special Court-Ordered Meeting of Shareholders to be held immediately after the Annual General Meeting of Shareholders on [TBD], [TBD], 2024, held live via webcast at www.virtualshareholdermeeting.com/KNSA2024, and any continuation, adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (Continued and to be signed on the reverse side) i Please detach along perforated line and mail in the envelope provided. i [PRELIMINARY – SUBJECT TO COMPLETION]